          As filed with the Securities and Exchange Commission on April 22, 2014

                                             1933 Act Registration No. 033-25990

                                             1940 Act Registration No. 811-03214

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 49 /X/

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 137 /X/

                  Lincoln National Variable Annuity Account C
                           (Exact Name of Registrant)

                              Multi-Fund (Reg. TM)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Adam C. Ciongoli, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Fort Wayne, IN 46802

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2014, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on _____________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                 payment deferred variable annuity contracts.

Lincoln National Variable Annuity Account C
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-800-454-6265


This prospectus describes an individual flexible premium deferred annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.



Purchase Payments

This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.

The minimum Purchase Payment requirement for each contract will not exceed:

1.Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.

2.Flexible premium deferred contract (Multi-Fund (Reg. TM) 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent Purchase Payment); and

3.Periodic premium deferred contract (Multi-Fund (Reg. TM) 1): $600 per contract year (minimum $25 per Purchase Payment).

Purchase Payments in total may not equal or exceed $1 million without Lincoln Life approval. If you stop making Purchase Payments the contract will remain in force as a paid up contract as long as the total Contract Value is at least $600. Payments may be resumed at any time if your plan permits until the Annuity Commencement Date, the maturity date, the surrender of the contract, or payment of any Death Benefit, whichever comes first.

You choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your Purchase Payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See Fixed Side of the Contract.

All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account C (Variable Annuity Account (VAA). The VAA is a segregated investment account of Lincoln Life.

You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contracts variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.


AllianceBernstein Variable Products Series Fund:
     AllianceBernstein VPS Global Thematic Growth Portfolio

American Funds Insurance Series (Reg. TM):

     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund


BlackRock Variable Series Funds, Inc.:

     BlackRock Global Allocation V.I. Fund


Delaware VIP (Reg. TM) Trust:

     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) REIT Series

     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series

     Delaware VIP (Reg. TM) Value Series

DWS Variable Series II:

     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products:
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio

Lincoln Variable Insurance Products Trust:

     LVIP Baron Growth Opportunities Fund

     LVIP BlackRock Emerging Markets RPM Fund*
     LVIP BlackRock Equity Dividend RPM Fund

     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Clarion Global Real Estate Fund

     LVIP Columbia Small-Mid Cap Growth RPM Fund*

     LVIP Delaware Bond Fund

     LVIP Delaware Diversified Floating Rate Fund

     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Global Income Fund

     LVIP JPMorgan Mid Cap Value RPM Fund*
     LVIP Managed Risk Profile 2010 Fund
     LVIP Managed Risk Profile 2020 Fund
     LVIP Managed Risk Profile 2030 Fund
     LVIP Managed Risk Profile 2040 Fund
     LVIP Managed Risk Profile 2050 Fund
     LVIP Managed Risk Profile Conservative Fund
     LVIP Managed Risk Profile Growth Fund

     LVIP Managed Risk Profile Moderate Fund

     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation RPM Fund

     LVIP SSgA International Index Fund

     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund

     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP Templeton Growth RPM Fund*

     LVIP UBS Large Cap Growth RPM Fund

     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund

MFS (Reg. TM) Variable Insurance TrustSM:
     MFS (Reg. TM) VIT Utilities Series

PIMCO Variable Insurance Trust:

     PIMCO VIT Total Return Portfolio


* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2014

Table of Contents




Item                                                                                        Page
Special Terms                                                                                4
Expense Tables                                                                               6
Summary of Common Questions                                                                 10
The Lincoln National Life Insurance Company                                                 13
Fixed Side of the Contract                                                                  14
Variable Annuity Account (VAA)                                                              14
Investments of the VAA                                                                      14
Charges and Other Deductions                                                                19
 Surrender Charge                                                                           20
 Additional Information                                                                     22
The Contracts                                                                               29
 Transfers On or Before the Annuity Commencement Date                                       31
 Surrenders and Withdrawals                                                                 33
 Death Benefit Before the Annuity Commencement Date                                         34
 Investment Requirements                                                                    37
 Living Benefit Riders                                                                      41
 Lincoln Lifetime IncomeSM Advantage 2.0 (for Non-Qualified Contracts or IRAs only)         41
 Lincoln Lifetime IncomeSM Advantage (for Non-Qualified Contracts or IRAs only)             50
 Lincoln SmartSecurity (Reg. TM) Advantage (for Non-Qualified Contracts and IRAs only)      59
 i4LIFE (Reg. TM) Advantage for Non-Qualified Contracts and IRAs                            65
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage (for Non-Qualified Contracts     68
  or IRAs only)
 i4LIFE (Reg. TM) Advantage for Qualified Contracts                                         73
 4LATER (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only)                      77
 Annuity Payouts                                                                            83
Distribution of the Contracts                                                               84
Federal Tax Matters                                                                         85
Additional Information                                                                      90
 Voting Rights                                                                              90
 Return Privilege                                                                           91
 Other Information                                                                          92
Legal Proceedings                                                                           92
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C                                             93
Appendix A - Condensed Financial Information                                                A-1
Appendix B-Guaranteed Income Benefit Percentages For Previous Rider Elections               A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:


5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.


Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.


Account or Variable Annuity Account (VAA)-The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.


Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).


Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.


Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.


Beneficiary-The person or entity designated by you to receive any Death Benefit paid if the Annuitant dies before the Annuity Commencement Date.


Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.


Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to a designated Beneficiary if the Annuitant dies.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 andLincoln Lifetime IncomeSM Advantage the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.


FINRA-Financial Industry Regulatory Authority.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage 2.0.


Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Income Base-Under Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.


Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit for qualified contracts or i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) for non-qualified or IRA contracts. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.


Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.


Purchase Payments - Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

SEC-Securities and Exchange Commission.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.



Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted. The premium tax rates range from zero to 5%.


                       CONTRACTOWNER TRANSACTION EXPENSES



Accumulation Phase:
  Surrender charge - Periodic Contract (as a percentage of Contract Value                     8.0%
  surrendered/withdrawn):1   .
  Surrender charge - Single Premium (as a percentage of Contract Value                        7.0%
  surrendered/withdrawn)   .
  Surrender charge - Flexible Premium (as a percentage of Purchase Payments                   7.0%
  surrendered/withdrawn)   .
  Loan set-up fee2:.......................................................................    $35


1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.


2 Loans are available only if your group plan allows for loans and such fee is permissible by state law.




The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a qualified contract that has elected i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit.
 o Table C reflects the expenses for a non-qualified or IRA contract that has elected i4LIFE (Reg. TM) Advantage.
 o Table D reflects the expenses for a non-qualified or IRA contract that has elected i4LIFE (Reg. TM) Advantage and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.
 o Table E reflects the expenses for a non-qualified or IRA contract that has elected i4LIFE (Reg. TM) Advantage and previously purchased 4LATER (Reg.
   TM) Advantage.


                                    TABLE A



Annual Account Fee:1......................................................................     $     25
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.002%
  Enhanced Death Benefit Charge...........................................................        0.300%
  Total Separate Account Expenses.........................................................        1.302%
Without Enhanced Guaranteed Minimum Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.002%
  Total Separate Account Expenses.........................................................        1.002%

                                                                                    Single      Joint
Optional Living Benefit Rider Charges:3                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:4
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:5
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:6
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:6
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:7
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A

1 Applies only to Periodic Multi-Fund (Reg. TM) 1 and Flexible Premium Multi-Fund (Reg. TM) 2 contracts.

2 The mortality and expense risk charge and administrative charge together are 1.002% on and after the Annuity Commencement Date. Assets invested in the Delaware VIP (Reg. TM) Value Series on or after May 1, 2009, will have a mortality and expense risk charge of 0.952%.


3 You may not have more than one Living Benefit Rider on your contract.


4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis. After April 2, 2012, this rider is no longer available for sale.


5 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.

6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. This rider is no longer available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

7 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. This rider is no longer available for purchase.




                                    TABLE B



Annual Account Fee:1....................................................................     $     25
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2
  Subaccount Charge (as a percentage of average daily net assets in the Subaccounts)....        1.002%
  Plus i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit rider charge3..........         0.48%

1 Applies only to Periodic Multi-Fund (Reg. TM) 1 and Flexible Premium Multi-Fund (Reg. TM) 2 contracts.

2 This benefit is not available with the Enhanced Guaranteed Minimum Death Benefit.

3 As an annualized percentage of Account Value deducted on a monthly basis (0.04% per month).

                                    TABLE C



Annual Account Fee:1......................................................     $     25
i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.302%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        1.652%



                                                                           Single       Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):3     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge............................................    3.302%      3.302%
  Current Charge.......................................................    1.952%      2.152%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge............................................    3.652%      3.652%
  Current Charge.......................................................    2.302%      2.502%



i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):4
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    2.802%
  Current Charge.................................................................    1.802%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.152%
  Current Charge.................................................................    2.152%

1 Applies only to Periodic Multi-Fund (Reg. TM) 1 and Flexible Premium Multi-Fund (Reg. TM) 2 contracts.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE D



Annual Account Fee:1......................................................................                 $     25
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who      Single        Joint
  previously
purchased Lincoln Lifetime IncomeSM Advantage 2.0:                                             Life          Life
  Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
   Account Value Death Benefit............................................................    1.002%          1.002%
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)......................................    1.302%          1.302%

  i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2,3
   Guaranteed Maximum Charge...............................................    2.00%      2.00%
   Current Charge..........................................................    1.05%      1.25%

1 Applies only to Periodic Multi-Fund (Reg. TM) 1 and Flexible Premium Multi-Fund (Reg. TM) 2 contracts.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.



                                    TABLE E



Annual Account Fee:1......................................................................     $     25
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        2.802%
  Current Charge..........................................................................        1.952%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.152%
  Current Charge..........................................................................        2.302%

1 Applies only to Periodic Multi-Fund (Reg. TM) 1 and Flexible Premium Multi-Fund (Reg. TM) 2 contracts.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.




                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.23%     1.87%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.23%     1.55%



* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.



EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Example has been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB (not available with Periodic contracts) and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable period:


                      Periodic   Single     MF2     MF3 & MF4
                     ---------- -------- --------- ----------
  1 year............   $1,359    $1,284   $1,371     $1,371
  3 years...........   $2,478    $2,250   $2,509     $2,509
  5 years...........   $3,598    $3,214   $3,642     $3,642
  10 years..........   $6,004    $5,807   $6,657     $6,657


2) If you do not surrender your contract at the end of the applicable time period:



                      Periodic   Single     MF2     MF3 & MF4
                     ---------- -------- --------- ----------
  1 year............   $  558    $  586   $  671     $  671
  3 years...........   $1,676    $1,754   $2,009     $2,009
  5 years...........   $2,796    $2,917   $3,342     $3,342
  10 years..........   $5,601    $5,807   $6,657     $6,657



For more information, See Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. We also reserve the right to impose a charge on transfers between Subaccounts and to and from the fixed account. Currently, there is no charge. Different fees and expenses not reflected in the examples may be imposed during a period in which Regular Income Payments or Annuity Payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Guaranteed Income Benefit and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? It is an individual annuity contract between you and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts - Investment Requirements.


What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds. You may also allocate Purchase Payments to the fixed account.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. See Charges and Other Deductions.

If you withdraw Account Value, you pay a surrender charge from 0% to 8.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the Purchase Payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charges.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

Charges may also be imposed during the regular income or Annuity Payout period, including if you elect i4LIFE (Reg. TM) Advantage. See The Contracts and Annuity Payouts.

Each fund pays a management fee based on its average daily net asset value. See Investments of the Variable Annuity Account-Investment Adviser. Each fund also has additional operating expenses. These are described in the Prospectuses for the fund.

What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts for each type of contract, your payments may be flexible. See The Contracts - Purchase Payments.


Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. If you elect any version of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. For more information about these restrictions and limitations, please see The Contracts
- Purchase Payments section in this prospectus.


How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if the Annuitant dies before I annuitize? The Death Benefit provision applicable under your contract depends on whether your contract is a single premium deferred, flexible premium deferred or periodic premium deferred contract. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the Annuity Commencement Date are generally restricted to no more than twelve (12) per Contract Year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.


What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or a minimum Annuity Payout (4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. These riders are discussed in detail in this prospectus. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.


What is Lincoln Lifetime IncomeSM Advantage 2.0? (for Non-Qualified Contracts or IRAs only) Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or Automatic Annual Step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the

Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. As of April 2, 2012, this rider is unavailable for purchase under any contract option. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage? (for Non-Qualified Contracts or IRAs only) Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for purchase.

What is the Lincoln SmartSecurity (Reg. TM) Advantage (for Non-Qualified Contracts and IRAs only)? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. All versions of this rider are no longer available for purchase.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase. For qualified contracts, the Guaranteed Income Benefit is included in the election of i4LIFE (Reg. TM) Advantage.


What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Regular Income Payments. For non-qualified contracts and IRAs, the i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. The i4LIFE (Reg. TM) Advantage feature available for purchase by owners of qualified contracts includes the Guaranteed Income benefit as one benefit. Neither feature can be selected independently of the other. For all Contractowners, by electing this benefit, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is 4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)")? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. There is an additional charge for this rider and you will be subject to Investment Requirements. You may not simultaneously elect 4LATER (Reg. TM) Advantage and another one of the Living Benefit Riders. See The Contracts - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? The Appendix to this prospectus provides more information about Accumulation Unit values.



Investment Results
The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.

The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.


We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Fixed Side of the Contract
The portion of the Contract Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.



Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA. The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect performance of the subaccount.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.




Investments of the VAA
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.


Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.

Certain Plan Sponsors may limit the availability of investment options. Check with your Plan Sponsor if you have questions about the availability of specific funds.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.



American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company


  o Global Growth Fund (Class 2): Long-term growth of capital.

  o Growth Fund (Class 2): Capital growth.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income.

  o International Fund (Class 2): Long-term growth of capital.



BlackRock Variable Series Funds, Inc., advised by Blackrock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I Fund (Class I): High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

  o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.

  o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Smid Cap Growth Series (Standard Class): Long-term capital appreciation. (Sub-advised by Delaware Investments Advisory Services)

  o Value Series (Standard Class): Long-term capital appreciation.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and sub-advised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.


  o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

  o Growth Portfolio (Service Class): To achieve capital appreciation.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Sub-advised by BAMCO, Inc.)


  o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of the portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity in securities. (Sub-advised by BlackRock Investment Management LLC)

  o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, LLC)

  o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation. (Sub-advised by CBRE Clarion Securities LLC)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Capital appreciation.
     (Sub-advised by Columbia Management Investment Advisers, LLC)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund (Service Class): Total return. (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund (Standard Class): A combination of current income and preservation of capital with capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund (Standard Class): Capital appreciation with current income as a secondary objective.


     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.

     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term appreciation.
     (Sub-advised by J.P. Morgan Investment Management, Inc.)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP Managed Risk Profile 2010 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2020 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2030 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2040 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2050 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile Conservative Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Growth Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Moderate Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)


  o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class): Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.

     (Sub-advised by T. Rowe Price Associates, Inc.)


  o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth. (Sub-advised by Templeton Investment Counsel, LLC)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Sub-advised by UBS Global Asset Management (Americas) Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial Services Company


  o Utilities Series (Initial Class): Total return.



PIMCO Variable Insurance Trust, advised by PIMCO


  o PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.


* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or Participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal, and cross-reinvestment/earnings sweep services);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:

 o the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;

 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Account Charge

There is no account charge for flexible premium Multi-Fund (Reg. TM) 3 and 4. Periodic premium Multi-Fund (Reg. TM) 1 contracts and flexible premium Multi-Fund (Reg. TM) 2 contracts will deduct $25 from the Contract Value on the last Valuation Date of each Contract Year; this $25 account charge will also be deducted from the Contract Value upon surrender.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of other Purchase Payments that have been invested for the periods indicated as follows.

A. Periodic premium deferred contract

There will be a surrender charge for the first withdrawal each Contract Year in excess of 15% of Contract Value. Any subsequent withdrawals in the same Contract Year or upon surrender of contract will also incur a surrender charge.



                                                  Contract year in which surrender/withdrawal occurs
                                              -----------------------------------------------------------
                                                0    1    2    3    4    5    6    7    8    9   10   11+
                                              ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
      Surrender charge as a percentage of the
       proceeds withdrawn.................... 8%   8%   8%   8%   8%   8%   4%   4%   4%   4%   4%    0%

A surrender charge does not apply to:
 o A surrender or withdrawal of Contract Value after ten full Contract Years.
 o One withdrawal of Contract Value during a Contract Year that does not exceed the free amount which is equal to 15% of the Contract Value.
 o A surrender of the contract as a result of the death of the Annuitant.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
 o Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.

 o Regular Income Payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.

 o Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, or amounts up to the Guaranteed Annual Income Amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.

In addition, for 403(b) and 457 contracts, if the Participant:

1)has terminated employment with the employer that sponsored the contract; and

2)has been in the contract for at least five years (the five year date beginning either November 1, 1991 or the date of the contract, whichever is later); and

3)is at least age 55.

B. Single premium deferred contract or nonrecurring lump sum payment to periodic premium deferred contract

For a single premium deferred contract or a nonrecurring lump sum payment made to a periodic premium deferred contract, the surrender/withdrawal charges (when applicable as described below) will be:

                                                       Contract year in which surrender/withdrawal
                                                                         occurs
                                                       -------------------------------------------
                                                         0    1    2    3    4    5    6    7   8
                                                       ---- ---- ---- ---- ---- ---- ---- ---- ---
      Surrender charge as a percentage of the proceeds
       withdrawn...................................... 7%   7%   6%   5%   4%   3%   2%   1%   0%

Investment gains attributable to a nonrecurring lump sum payment made to a periodic premium deferred contract will be subject to surrender charges of 8% in years 1-5, 4% in years 6-10, and no charge after the contract has been in force for 10 years. For periodic premium deferred contracts under which a nonrecurring lump sum has been received, withdrawals will be made first from any amount subject to the lowest charge until that amount is gone. A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment after 7 full Contract Years.
 o One withdrawal of Contract Value during a Contract Year that does not exceed the free amount which is equal to 15% of the Contract Value.
 o A surrender of the contract as a result of the death of the Annuitant.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
 o Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.

 o Regular Income Payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.
 o Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or amounts up to the Guaranteed Annual Income Amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.


C. Flexible premium deferred contract

For a flexible premium deferred contract, the surrender/withdrawal charges (when applicable as described previously) will be:


                                                                   Number of contract anniversaries since
                                                                       Purchase Payment was invested
                                                                   --------------------------------------
                                                                     0    1    2    3    4    5    6   7+
                                                                   ---- ---- ---- ---- ---- ---- ---- ---
      Surrender charge as a percentage of total Purchase Payments
       surrendered/withdrawn in a Contract Year................... 7%   6%   5%   4%   3%   2%   1%   0%

A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment beyond the 7th anniversary since the Purchase Payment was invested.
 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 15% of the Purchase Payments.
 o A surrender of the contract as a result of the death of the Annuitant.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the Annuitant as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
 o Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.

 o Regular Income Payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.

 o Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or amounts up to the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased.

The surrender charge is calculated separately for each Contract Year's Purchase Payments to which a charge applies. (For purposes of calculating this charge, we assume that Purchase Payments are withdrawn on a first in-first out basis, and that all Purchase Payments are withdrawn before any earnings are withdrawn.) The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distributions costs when Contractowners surrender or withdraw before distribution costs have been recovered.

Additional Information

Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.

The charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

In certain circumstances a holder of an annuity contract issued by Lincoln Life may decide to surrender such a contract and purchase another (second) annuity contract issued by Lincoln Life. In that instance, the surrender charges (if any) applicable to the first annuity contract may be waived (depending on the type of second contract purchased) and the funds held in the first annuity contract will be transferred to the second annuity contract.


Deductions from the VAA

For the base contract we, apply to the average daily net asset value of the Subaccounts, a charge which is equal to an annual rate of:


                                                    With Enhanced Guaranteed   Without Enhanced Guaranteed
                                                          Minimum Death               Minimum Death
                                                         Benefit (EGMDB)             Benefit (EGMDB)
                                                   -------------------------- ----------------------------
      Mortality and expense risk charge...........          1.002%*                     1.002%*
      Enhanced Death Benefit charge...............          0.300%                       0.000%
                                                             -----                       -----
      Total annual charge for each Subaccount.....          1.302%                       1.002%

*Assets invested in the Delaware VIP Value Series on and after May 1, 2009 will have a mortality and expense risk charge of 0.952%.

This charge is made up of two parts:


1.our assumption of mortality risks (0.900%) and

2.our assumption of expense risks (0.102%).

The level of this charge is guaranteed not to change.


Deduction for the Enhanced Guaranteed Minimum Death Benefit (EGMDB)

When the EGMDB becomes effective, we will begin deducting from the VAA an amount, computed daily, which is equal to an annual rate of 0.30% of the daily net asset value. This charge will start at the beginning of the next Valuation Period. This charge will continue for all future Contract Years unless the owner elects to discontinue the EGMDB. If the EGMDB is discontinued, the 0.30% annual charge will stop at the end of the Valuation Period when the EGMDB is terminated. See The Contracts - Death Benefit Before the Annuity Commencement Date.


Rider Charges


A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

i4LIFE (Reg. TM) Advantage Charges (for Qualified Contracts). The annual rate of the i4LIFE (Reg. TM) Advantage charge is currently 0.48% of the Account Value. During the Access Period, an amount equal to the monthly i4LIFE (Reg.
TM) Advantage percentage charge multiplied by the Account Value will be deducted from the Subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE (Reg.
TM) Advantage rider charge is in addition to the mortality and expense risk charge without the EGMDB of 1.002% and other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE (Reg. TM) Advantage charge will be computed daily based on the net asset value in the Subaccounts and added to the mortality and expense risk charge for a total charge of 1.482%. If you purchase i4LIFE (Reg. TM) Advantage in the future, the annual percentage charge and maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE (Reg. TM) Advantage.

Each time you elect to begin a new 15-year step-up period, the i4LIFE (Reg. TM) Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE (Reg. TM) Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge (for Non-Qualified Contracts or IRAs only). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.


The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.


This rider is no longer available for sale.


Lincoln Lifetime IncomeSM Advantage Charge (for Non-Qualified Contracts or IRAs only). While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly)for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


This rider is no longer available for purchase.

Lincoln SmartSecurity (Reg. TM) Advantage Charge (for Non-Qualified Contracts or IRAs only). While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:


1)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up) (for riders purchased prior to May 20, 2013, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or


3)1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to May 20, 2013, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the

Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.


If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.


All versions of this rider are no longer available for purchase.


4LATER (Reg. TM) Advantage Charge (for Non-Qualified Contracts or IRAs only). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


This rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge (for Non-Qualified Contracts or IRAs only). While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's

Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.302% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 1.652% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the issue of the contract i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 pay different charges for i4LIFE (Reg.
TM) Advantage. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 .

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge (for Non-Qualified Contracts or IRAs only). Guaranteed Income Benefit (version 4) is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg.
TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.952% (1.802% for version 1, 2, and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 2.302% (2.152% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, Guaranteed Income Benefit (version 4) is subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.152% for the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit; and 2.502% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 .. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.


For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0, the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 for a description of the Income Base. The total annual Subaccount charges of 1.302% for the EGMDB and 1.002% for the Account Value Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 .

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is a 58 year old male on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
4). Pursuant to the provisions of the Guaranteed Income Benefit(version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.




1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (version 4) ($125,000 * 1.05%) the
 current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is assessed against the
Income Base since it is larger
 than the Account Value...................................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000


The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.


1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).........  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment) .               $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,312.50 * ($5,175/$5,000))
 Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income   $1,358.44
  Benefit]  .

If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)

Continuing the above example:


1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit          $1,358.44
  (version 4)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)................  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .                $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
($1,358.44 * ($5,550/$5,175) *
 (1.15%/1.05%))...........................................................................  $1,595.63

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only). The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.952% for the i4LIFE (Reg. TM) Account Value Death Benefit; and 2.302% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers (for Non-Qualified Contracts or IRAs only). For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.802% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 2.152% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.


The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.

Other Charges and Deductions

The mortality and expense risk charge of 1.002% of the Contract Value will be assessed on all variable Annuity Payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.




The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts.


When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the Purchase Payment will be returned immediately (unless you have authorized us to keep it until the application is complete). Current applicants will be notified if we implement this procedure. Once the application is complete, we will allocate your initial Purchase Payment must be priced within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

For a periodic premium deferred contract (MF 1), the Annuitant must be under age 75. For a non-recurring lump sum payment to a periodic premium deferred contract, the Annuitant must be under age 85.
For a flexible premium (MF 2, 3, 4) deferred contract or a single premium deferred contract, the Annuitant must be under age 85.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other collective investment scheme. The contract may not be traded on any stock exchange or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.



Purchase Payments

This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.

The minimum Purchase Payment requirement for each contract will not exceed:

1.Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.

2.Flexible premium deferred contract (Multi-Fund (Reg. TM) 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent Purchase Payment); and

3.Periodic premium deferred contract (Multi-Fund (Reg. TM) 1): $600 per contract year (minimum $25 per Purchase Payment).

Purchase Payments in total may not equal or exceed $1 million without Lincoln Life approval. If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.


Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner and/or Annuitant. If you elect a Living Benefit rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit, restrict, or suspend Purchase Payments made to the contract.


If you elect a Living Benefit rider (other than i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit) after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, no additional Purchase Payments can be made. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit rider by making additional Purchase Payments to the contract.

You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.

You choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your Purchase Payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See Fixed Side of the Contract.


Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments are placed into the VAA's Subaccounts, each of which invests in shares of its corresponding fund, according to your instructions.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20 under MF1 periodic premium deferred contracts, $1,000 under single premium deferred contracts and $100 under flexible premium deferred contracts.

If we receive your purchase payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Loans

If you participate in a tax deferred retirement plan that allows Participant Loans, you may be eligible to take a loan against your Contract Value.

If you desire to apply for a loan, contact us for information on your plan's loan provisions and we will provide you with a loan brochure and the required Contract Loan Request form. A loan set-up fee will be charged where allowed by law. The loan brochure will disclose the amount of the loan set-up fee.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one Subaccount to another.

A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

For single premium deferred contracts, periodic premium Multi-Fund (Reg. TM) 1 contracts and flexible premium Multi-Fund (Reg. TM) 2 and 3 contracts, transfers within the VAA and between the variable and fixed account are restricted to once every 30 days. Transfers cannot be made during the first 30 days after the contract date for flexible premium Multi-Fund (Reg. TM) 4 and no more than six transfers will be allowed in any Contract Year. We reserve the right to waive any of these restrictions. The minimum amount which may be transferred between Subaccounts is $500 or the entire amount in the Subaccount, if less than $500. If the transfer from a Subaccount would leave you with less than $100 for periodic premium Multi-Fund (Reg. TM) 1, flexible premium Multi-Fund (Reg. TM) 2 and 3 contracts for $500 for flexible premium Multi-Fund (Reg. TM) 4 contracts, we may transfer the total balance of the Subaccount. We have the right to reduce these minimum amounts.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

For transfers from the fixed account of the contract to the variable account, the sum of the percentages of fixed value transferred will be limited to 25% in any 12 month period. We reserve the right to waive any of these restrictions.

There is no charge to you for a transfer. However, we reserve the right to impose a charge of $10 per transfer in the future for any transfers above the maximum transfers allowed in a contract year.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.


You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable Subaccounts and the fixed account are the same as they were on or before the Annuity Commencement Date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one Subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.


Ownership


Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Nonqualified contracts may not be sold, discounted or pledged as collateral for a loan or any other purpose. We assume no responsibility for the validity or effect of any assignment. An assignment affects the Death Benefit and benefits offered under Living Benefit Riders calculated under the contract. Consult your tax adviser about the tax consequences of an assignment.



Joint/Contingent Ownership

Joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Only spouses may be a joint owner on Multi-Fund (Reg.
TM) 4, flexible premium deferred annuity contracts except where not permitted by law.

A contingent owner may exercise ownership rights in this contract only after the Contractowner dies.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the Annuity Commencement Date depends upon the annuity option selected. See Annuity Payouts
- Annuity Options.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order before the close of the NYSE (normally 4:00 p.m. New York time), we will process the request using the Accumulation Unit value computed on the next Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrenders or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total Contract Value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:


a. attains age 59 1/2
b. separates from service
c. dies
d. becomes totally and permanently disabled and/or
e. experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), portfolio rebalancing, automatic withdrawal service (AWS), cross-reinvestment/earnings sweep. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable Subaccounts into the variable Subaccounts on a monthly basis. Currently, there is no charge for this service. However, we reserve the right to impose one. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

The cross-reinvestment/earnings sweep service allows you to automatically transfer the Account Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals.

Only one of the three additional services (DCA, portfolio rebalancing and cross reinvestment) may be used at one time. In other words, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit Before the Annuity Commencement Date

If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Generally, the more expensive the Death Benefit, the greater the protection. You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during the life of the Annuitant and change the Beneficiary by filing a written request with the Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

The Contract Value available upon death is the value of the contract at the end of the Valuation Period during which the death claim is approved by payment by Lincoln Life. The approval of the death claim payment will occur after receipt of all of the following:
 o proof, satisfactory to us, of the death of the Annuitant;
 o written authorization for payment; and our receipt of all required claim forms fully completed.


If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.


Flexible premium deferred contracts (Multi-Fund (Reg. TM) 2,3,4) and Single premium deferred contracts

If the Annuitant dies before the Annuity Commencement Date and the enhanced guaranteed minimum Death Benefit (EGMDB) is not in effect, a Death Benefit equal to the Contract Value will be paid to your designated Beneficiary.

Prior to the Annuity Commencement Date, an optional EGMDB is available for nonqualified, Roth IRA and IRA flexible premium deferred annuity contracts, for Annuitants up to age 75. Please check with your financial adviser for availability to current Contractowners.

If the Annuitant dies before the Annuity Commencement Date and the EGMDB is in effect, the Death Benefit paid to your designated Beneficiary will be the greater of:

     1.The Contract Value at the end of the Valuation Period when the death claim is approved for payment by Lincoln Life, or

     2.The highest of:

     a.the Contract Value at the end of the Valuation Period when the EGMDB becomes effective and;

     b.the sum of all Purchase Payments less the sum of all withdrawals, partial annuitization and premium taxes incurred, if any; and

 c.the highest Contract Value, at the end of the Valuation Period, on any contract anniversary date up to and including age 75 following election of the EGMDB; increased by Purchase Payments and decreased by any withdrawals, annuitizations and premium taxes incurred after the EGMDB effective date or the contract anniversary on which the highest Contract Value occurred.

The EGMDB is not available under contracts issued to a Contractowner, joint owner or Annuitant who is age 75 or older at the time of issuance.

If you add the EGMDB after purchase, the benefit will take effect as of the Valuation Date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the Death Benefit under the EGMDB, the highest Contract Value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.

The EGMDB will take effect on the Valuation Date when the EGMDB election form is approved at our Home Office, if before 4:00 p.m. New York time. If after 4:00 p.m. New York time, the EGMDB election or termination will be effective with the next Valuation Date. The owner may not reelect the EGMDB once it is discontinued. As of the Annuity Commencement Date the EGMDB will be discontinued and the charge for the EGMDB will stop. See Charges and Other Deductions-Deduction for the EGMDB.

Periodic premium deferred contracts (Multi-Fund (Reg. TM) 1)

If the Annuitant dies before the Annuity Commencement Date, Lincoln Life will pay the Beneficiary a Death Benefit equal to the greater of the following amounts:

     1.The Net Purchase Payments, or

     2.The value of the contract less any outstanding loan balance.

Net Purchase Payments will mean the sum of all Purchase Payments credited to the contract less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

If your state has not approved this Death Benefit provision, the applicable Death Benefit will be equal to the Contract Value.

Upon the death of the Annuitant Federal Tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the 1940 Act.

Annuity Payouts will be made in accordance with applicable laws and regulations governing payment of Death Benefits. Notwithstanding any provision to the contrary, the payment of Death Benefits provided under the contract must be made in compliance with Code

Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits are taxable. See - Federal Tax Matters - Taxation of Death Benefits.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place upon the death of a Beneficiary:

   1.If any Beneficiary dies before the Annuitant, the Contractowner may elect a new Beneficiary. If no new Beneficiary election is made, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interest. There are no restrictions on the Beneficiary's use of the proceeds; and/or

     2.If no Beneficiary survives the Annuitant, the proceeds will be paid to the Contractowner or to his/her estate, as applicable.


Death of Contractowner

If the Contractowner of a nonqualified contract dies before the Annuity Commencement Date, then, in compliance with the tax code, the cash surrender value (Contract Value less any applicable charges, fees, and taxes) of the contract will be paid as follows:

   1.Upon the death of a non-Annuitant Contractowner, the proceeds shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the cash surrender value shall be paid to the Annuitant named in the contract; and

   2.Upon the death of a Contractowner, who is also Annuitant, the death will be treated as death of the Annuitant and the provisions of this contract regarding death of Annuitant will control. If the recipient of the proceeds is the surviving spouse of the Contractowner, the contract may be continued in the name of that spouse as the new Contractowner or as a contract for the benefit of the surviving spouse. Pursuant to the Federal Defense of Marriage Act same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.

If you are a non-spouse Beneficiary, the tax code requires that any distribution to be paid within five years of the death of the Contractowner unless the Beneficiary begins receiving, within one year of the Contractowner's death, the distribution in the form of a life annuity or an annuity for a period certain not exceeding the Beneficiary's life expectancy.


Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.

SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over $10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.


Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements


If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit Contract Values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.


Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



 IF YOU ELECT...                                                   AND THE DATE OF ELECTION IS...
Lincoln Lifetime IncomeSM Advantage 2.0                           On or After November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                               Between February 19, 2008 and January 20, 2009
                                                                  On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                         Prior to April 10, 2006
                                                                  April 10, 2006 through January 19, 2009
                                                                  On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                        April 10, 2006 through January 19, 2009
                                                                  On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)   Prior to April 10, 2006
(for Non-Qualified Contracts or IRAs only)                        On or after April 10, 2006



                                                                   YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage 2.0                           Option 3
 Lincoln Lifetime IncomeSM Advantage                               Option 2
                                                                  Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                         N/A
                                                                  Option 1
                                                                  Option 3
 4LATER (Reg. TM) Advantage                                        Option 1
                                                                  Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)   N/A
(for Non-Qualified Contracts or IRAs only)                        Option 1

 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
(for Non-Qualified Contracts or IRAs only)                         On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Between October 6, 2008 and January 20, 2009
(for Non-Qualified Contracts or IRAs only)                         On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010
(for Non-Qualified Contracts or IRAs only)
 i4LIFE (Reg. TM) Advantage (Qualified Contracts only)              After May 4, 2007



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
(for Non-Qualified Contracts or IRAs only)                         Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
(for Non-Qualified Contracts or IRAs only)                         Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3
(for Non-Qualified Contracts or IRAs only)
 i4LIFE (Reg. TM) Advantage (Qualified Contracts only)              Option 1

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o American Funds Global Growth Fund
 o American Funds International Fund
 o Delaware VIP High Yield Series
 o Delaware VIP REIT Series
 o Delaware VIP Small Cap Value Series
 o Delaware VIP Smid Cap Growth Series

 o LVIP BlackRock Emerging Markets RPM Fund

 o LVIP Clarion Global Real Estate Fund

 o LVIP Columbia Small-Mid Cap Growth RPM Fund
 o LVIP Delaware Foundation Aggressive Allocation Fund

 o LVIP Delaware Special Opportunities Fund


 o LVIP JPMorgan Mid Cap Value RPM Fund
 o LVIP Managed Risk Profile 2040 Fund
 o LVIP Managed Risk Profile 2050 Fund
 o LVIP Mondrian International Value Fund

 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA Global Tactical RPM Allocation
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund

 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund
 o MFS VIT Utilities Series

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except the DWS Alternative Asset Allocation VIP Portfolio, which is unavailable to any contract holder with a Living Benefit Rider.


You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the LVIP Money Market Fund Subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market Fund as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.


We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1.drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2.submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3.take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of Contract Value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the Subaccount groups are as follows:



 Group 1                                         Group 2
Investments must be at least 25% of Contract    Investments cannot exceed 75% of Contract
Value or Account Value                          Value or Account Value
----------------------------------------------- -----------------------------------------------
 Delaware VIP High Yield Series                  All other investment options except those in
 Delaware VIP Diversified Income Series         Group 3.
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Global Income Fund
 LVIP SSgA Bond Index Fund
 PIMCO VIT Total Return Portfolio




 Group 1                                         Group 3
Investments must be at least 25% of Contract    Investments cannot exceed 10% of Contract
Value or Account Value                          Value or Account Value
----------------------------------------------- ------------------------------------------------
 Delaware VIP High Yield Series                  DWS Alternative Asset Allocation VIP Portfolio
 Delaware VIP Diversified Income Series         LVIP BlackRock Emerging Markets RPM Fund
 LVIP BlackRock Inflation Protected Bond Fund   LVIP SSgA Emerging Markets 100 Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Global Income Fund
 LVIP SSgA Bond Index Fund
 PIMCO VIT Total Return Portfolio




To satisfy the Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE (Reg. TM) Advantage Account Value to or among the funds listed below. If you allocate less than 100% of Contract Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining funds listed below that are not listed will fall into Group 2 and will be subject to Group 2 restrictions. These funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The fixed account is only available for dollar cost averaging.

o BlackRock Global Allocation V.I. Fund o Delaware VIP (Reg. TM) Diversified Income Series

o Delaware VIP (Reg. TM) High Yield Series
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund

o LVIP Delaware Foundation Conservative Allocation Fund
o LVIP Delaware Foundation Moderate Allocation Fund

o LVIP Global Income Fund
o LVIP Managed Risk Profile 2010 Fund

o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile 2030 Fund
o LVIP Managed Risk Profile 2040 Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP SSgA Bond Index Fund

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP Managed Risk Profile Moderate Fund, the LVIP Managed Risk Profile Conservative Fund or the LVIP Delaware Foundation Conservative Allocation Fund.



Investment Requirements - Option 3

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will become your new allocation instructions until you tell us otherwise.

At this time, the Subaccount groups are as follows:



 Group 1                                         Group 2
Investments must be at least 30% of Contract    Investments cannot exceed 70% of Contract
Value or Account Value                          Value or Account Value
----------------------------------------------- ---------------------------------------------
 Delaware VIP Diversified Income Series          All other funds except as described below.
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Global Income Fund
 LVIP SSgA Bond Index Fund
 PIMCO VIT Total Return Portfolio




 Group 1                                         Group 3
Investments must be at least 30% of Contract    Investments cannot exceed 10% of Contract
Value or Account Value                          Value or Account Value
----------------------------------------------- -----------------------------------------------
 Delaware VIP Diversified Income Series          AllianceBernstein VPS Global Thematic Growth
 LVIP BlackRock Inflation Protected Bond Fund   Portfolio
 LVIP Delaware Bond Fund                        Delaware VIP REIT Series
 LVIP Delaware Diversified Floating Rate Fund   DWS Alternative Asset Allocation VIP Portfolio
 LVIP Global Income Fund                        LVIP BlackRock Emerging Markets RPM Fund
 LVIP SSgA Bond Index Fund                      LVIP Clarion Global Real Estate Fund
 PIMCO VIT Total Return Portfolio               LVIP SSgA Emerging Markets 100 Fund
                                                MFS VIT Utilities Series



To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE (Reg. TM) Advantage Account Value among the funds on the following list; however, if you allocate less than 100% of Contract Value to or among these funds, then the funds listed below that are in Group 1 will be subject to Group 1 restrictions. Any remaining funds listed below will fall into Group 2 and will be subject to Group 2 restrictions. The fixed accounts are not available with these riders.

o BlackRock Global Allocation V.I. Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund

o LVIP Delaware Foundation Conservative Allocation Fund
o LVIP Delaware Foundation Moderate Allocation Fund

o LVIP Global Income Fund

o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP SSgA Bond Index Fund

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund and the LVIP Managed Risk Profile Conservative Fund.



Living Benefit Riders


The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased. i4LIFE (Reg. TM) Advantage is the only Living Benefit Rider currently available to owners of qualified contracts.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.



Lincoln Lifetime IncomeSM Advantage 2.0 (for Non-Qualified Contracts or IRAs only)


Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit Rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);

 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;

 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).


Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0, the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase with new and existing nonqualified and qualified (IRAs and Roth
IRAs) annuity contracts.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued the rider will be effective on the next Valuation Date following approval by us.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.


Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.


If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.


An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.


If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and


   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).


Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):


                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.


Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.



The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 at age 58 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

                 Guaranteed Annual Income Percentages by Ages:



                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2 +                    5.00%                       65 +                       5.00%



If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.


Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.


The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 58 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:




    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 58...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200



Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.


After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).


5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.


Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income Amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is 65 or older (joint life option), and once is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive dates. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal had been taken since the riders effective date, the Nursing Home Enhancement will be available when the Contractowner/Annuitant is age 65 or the youngest of the Contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 65 or the youngest fo the Contractowner and spouse is age 65 (joint life option).

You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practioner, and the nursing home must be located in the United States.

The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancment amount.


Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1.The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2.The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.


Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit Rider or any other living benefits we may offer in the future.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.


Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop their rider and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) prior to the Annuity Commencement Date even if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and

Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantge 2.0 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and and 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.


For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0 . You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.


You should consider that not all i4LIFE (Reg. TM) Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available Death Benefit options.

You should consider that the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is not available with this product. You should consider that not all i4LIFE (Reg. TM) Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available Death Benefit options.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

   a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage (for Non-Qualified Contracts or IRAs only)

The Lincoln Lifetime IncomeSM Advantage is a rider that is available for purchase with your variable annuity contract if the Purchase Payment or Contract Value (if purchased after the contract is issued) is at least $25,000. Lincoln Lifetime IncomeSM Advantage is available for purchase with non-qualified contracts and IRAs only. This rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders will no longer be available for purchase after December 31, 2010 or 60 days from the date that Lincoln Lifetime IncomeSM Advantage 2.0 is approved in your state, whichever date is later.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.


By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (or your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.


If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment. If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:


     Initial Purchase Payment...................    $100,000
     Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
     Additional Purchase Payment in Year 3......    $ 75,000   Charge will be the current charge
     Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For contracts purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a.The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/ Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b.If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life):


                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit

Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1)any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2)an Excess Withdrawal (defined below) has occurred; or

   3)cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amounts section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b.5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (single life option) or age 65 (joint life option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):


                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1.The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3.The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 - $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner, is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1.The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed amount could be more than a dollar-for-dollar reduction);


     2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3.The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary. (see the 5% Enhancement section above); and

     4.The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if joint life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.


Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount, (plus any Purchase Payments made within 90 days of the rider effective date) over your current Contract Value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.


You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.


Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

General Provisions.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the Contractowner or Annuitant is changed (except if the surviving spouse under the joint life option assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a Contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement and Automatic Annual

Step-up and this benefit also provides the potential for lifetime withdrawals from an earlier age and for the single life option only (59 1/2 rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-Up). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher for the Single Life (lower for the joint life) and has the potential to increase on every Benefit Year anniversary if the increase in Contract Value exceeds the 5% Enhancement. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement. In addition, if the withdrawal is made before age 591/2 (single life) or age 65 (joint life), the 5% Enhancement is further limited. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a Beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.


i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM) Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a)Contract Value $80,000

     b)Sum of Purchase Payments $100,000

     c)Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a)$80,000 - $9,000 = $71,000 (Reduction $9,000)

     b)$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
   $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c)$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
   The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified contracts and IRAs. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other Living Benefits we may offer in the future. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage, your Guaranteed Amount will equal the current Contract Value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a Beneficiary. You will be subject to additional Investment Requirements. See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase (unless your state has not approved Lincoln Lifetime IncomeSM Advantage 2.0). Check with your investment representative regarding availability.


Lincoln SmartSecurity (Reg. TM) Advantage (for Non-Qualified Contracts and IRAs only)


The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. Lincoln SmartSecutiy (Reg. TM) Advantage is available for purchase with non-qualified contracts and IRAs only. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):


     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.


You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.


By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment . If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a.the Contractowner or joint owner is still living; and

   b.the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a.each Contractowner and Annuitant is under age 81; and

     b.the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):


                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a.the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b.7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1.The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2.The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

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The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year
Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:

     1)No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2)An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1)If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2)The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a.the Contractowner (and spouse if applicable) is age 65;

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    b.the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take


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the annuity Death Benefit in installments over life expectancy, the Maximum
Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.


Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.


After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.


If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.



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i4LIFE (Reg. TM) Advantage for Non-Qualified Contracts and IRAs

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg.
TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you had previously elected will become the Death Benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the


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Access Period, it must be extended at least 5 years. If you change the Access
Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments made and Guaranteed Income Benefit payments as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date your elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5% or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any surrender charges. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.


Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.


For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant (and Secondary Life if applicable) dies during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant (and Secondary Life) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. You Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available for nonqualified contracts during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on a dollar for dollar basis.

When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.


All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, no Death Benefit is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal tax matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only)

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.


As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) or 4LATER (Reg. TM) Advantage (minimum Annuity Payout rider) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 who decides to drop Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed

Amount from either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg.
TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit Rider. Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts.




 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections on or after May
                                   20, 2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%

*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.


Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.



If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.


If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.


The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.




8/1/2013 Amount of initial Regular Income Payment...............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4).....  $100,000
8/1/2013 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value) .  $  4,000
8/1/2014 Recalculated Regular Income Payment....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                $  4,500


The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).


Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.


At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.


The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.


Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).


The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections table above. The example assumes an annual payment mode has been elected.

           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 20 years or the difference between your age (nearest birthday) and age 95 (15 years or the difference between your age and age 85 prior to May 21, 2012).

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


Availability. Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.


The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:


        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)


     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90

     Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you will have the Account Value Death Benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


i4LIFE (Reg. TM) Advantage for Qualified Contracts

i4LIFE (Reg. TM) Advantage (the Variable Annuity Income rider in your contract) is an optional Annuity Payout rider you may elect and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus.

In order to elect the i4LIFE (Reg. TM) Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE (Reg. TM) Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE (Reg. TM) Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your sales representative to determine if it is necessary to surrender your contract in order to elect i4LIFE (Reg. TM) Advantage.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, Regular Income Payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the Periodic Income Commencement Date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for Participants in 401(k), 403(b) and most 457 plans ("tax-deferred retirement plans"). This option, when available in your state, is subject to a charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges for Qualified Contracts.

i4LIFE (Reg. TM) Advantage may be elected at the time of application or at any time before another Annuity Payout option is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you make certain choices about your Regular Income Payments. The Annuitant, or Secondary Life, if applicable, may not be changed after i4LIFE (Reg. TM) Advantage is elected. The Periodic Income Commencement Date will be within one month of when your i4LIFE (Reg. TM) Advantage election form is approved by us.

i4LIFE (Reg. TM) Advantage for tax-deferred retirement plans is only available if the Annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.

If i4LIFE (Reg. TM) Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among Subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts - Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts - Transfers after the Annuity Commencement Date. Once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Additional Services.

When you elect i4LIFE (Reg. TM) Advantage, you will receive the i4LIFE (Reg.
TM) Advantage Guarantee of Principal Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefit.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a Death Benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum Death Benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.

We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. Additional restrictions may apply if you are under 591/2 when you request a change to the Access Period. A request to extend the Access Period will be effective on the next Periodic Income Commencement Date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.

If you extend the Access Period, subsequent Regular Income Payments and the Guaranteed Income Benefit will be reduced accordingly. The Guaranteed Income Benefit will be adjusted in proportion to the reduction in the new Regular Income Payment. Extending the Access Period lowers the regular payment and Guaranteed Income Benefit because these payments are spread out over a longer period of time. For example, assume you have an access period of 25 years, a Regular Income Payment of $433 a month and a Guaranteed Income Benefit of $332 per month. If you extend your Access Period to 30 years, the Regular Income Payment decreases to $428 per month (a reduction of 1.15%) and the Guaranteed Income Benefit is also reduced by 1.15% for a payment of $328.

We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the Regular Income Payments in compliance with Internal Revenue Code ("IRC") provisions for required minimum distributions. You may not shorten your Access Period.

Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the Periodic Income Commencement Date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by Regular Income Payments made, any Guaranteed Income Benefit payments made, and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life, if applicable) and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your Regular Income Payments. Regular Income Payments will begin within 14 days of the Periodic Income Commencement Date. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, at the beginning of each calendar year. An assumed investment return rate of 4% will be available. Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. For information regarding income tax consequences of Regular Income Payments, See Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Account Value by 1000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:
  o The age and sex (unless unisex rates are required by law) of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the monthly Regular Income Payments;

  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

Subsequent Regular Income Payments during the Access Period are determined by dividing the Account Value, on the applicable Valuation Date (December 31) by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the Subaccounts selected and the interest credited on the fixed account. The assumed investment return is the measuring point for subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.


Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal. For example, a Contractowner has an Account Value of $100,000 and an income payment of $400 per month. If the Contractowner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the Regular Income Payment. The Regular Income Payment of $400 would be reduced to $300 [$400 - (25% x $400)]. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg.
TM) Advantage Provisions for more information on withdrawals.


For a joint life option, the Secondary Life must be the Annuitant's spouse and must be the primary Beneficiary. If either the Annuitant or Secondary Life dies during the Access Period, the surviving life may elect to continue Regular Income Payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements of Section 401(a)(9) of the IRC. Regular Income Payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the Annuitant, the Secondary Life may choose to take the Death Benefit, and the i4LIFE (Reg. TM) Advantage rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the Secondary Life during the Access Period, if applicable. If there is no surviving life, then the Regular Income Payments will cease and this rider will terminate.

For a single life option, if the Annuitant dies during the Access Period, a Death Benefit will be paid and the Regular Income Payments will cease and this rider will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. The frequency of Regular Income Payments, the assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex (unless unisex rates are required by law) of the Annuitant and Secondary Life (if living);
  o the monthly Regular Income Payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Your Regular Income Payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life's general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will vary on an annual basis for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable.


i4LIFE (Reg. TM) Advantage Death Benefit

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available for qualified contracts during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other additional withdrawals (including withdrawals to provide the Guaranteed Income Benefit).

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force prior to that election. Regular Income Payments are deducted from the Death Benefit before any additional withdrawals when determining the Death Benefit.

The following example demonstrates the impact of a withdrawal on your Death
Benefit:

Total Purchase Payments $200,000
Total i4LIFE (Reg. TM) Advantage Regular Income Payments $25,000
Additional Withdrawal $15,000
Death Benefit value after i4LIFE (Reg. TM) Advantage withdrawal = $200,000 - $25,000 = $175,000
Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000

General Death Benefit Provisions. Following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.


During the Access Period, if the single life option has been elected, then upon the death of the Annuitant, the Regular Income Payments will cease and this rider will terminate. If the joint life option has been elected, then upon the death of the Annuitant, the Secondary Life, if still surviving, as spouse and primary Beneficiary, may terminate the contract and this rider and receive full payment of the Death Benefit or elect to continue the contract and this rider and receive Regular Income Payments for his/her lifetime. Upon the death of the Secondary Life, the Annuitant if still surviving, may continue to receive Regular Income Payments for the remainder of the access period and for the Lifetime Income Period or may elect to terminate this rider. If neither the Annuitant nor the Secondary Life is still surviving, the Regular Income Payments will cease and this rider will terminate.


The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
     2. written authorization for payment; and
     3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with IRC
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to Lincoln Life of the death, Regular Income Payments may be suspended until the death claim is approved. If this rider is continued, upon approval of the death claim the excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the Regular Income Payments will restart. Otherwise, this rider terminates.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit Payments:

i4LIFE (Reg. TM) Advantage Regular Income Payment before Withdrawal $1,200 Guaranteed Income Benefit before Withdrawal $750
Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE (Reg. TM) Advantage Regular Income Payment for Withdrawal = $1,200 x 10% = $120
i4LIFE (Reg. TM) Advantage Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080
Reduction in Guaranteed Income Benefit for Withdrawal = $750 x 10% = $75 Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.

Termination. You may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

Availability. The availability of i4LIFE (Reg. TM) Advantage will depend upon your state's approval of the i4LIFE (Reg. TM) Advantage contract rider. Please check with your registered representative for availability.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage for Qualified
Contracts

The Guaranteed Income Benefit ensures that your Regular Income Payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is in effect during both the access period and the Lifetime Income Period.

The Guaranteed Income Benefit is initially equal to 75% of the initial Regular Income Payment. If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit. This additional amount will be withdrawn from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the Guaranteed Income Benefit, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant, or Secondary Life, if applicable, is living.

The Guaranteed Income Benefit has an automatic step-up feature that works as follows: During the 15-year step-up period, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The 15-year period will run from the Periodic Income Commencement Date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the Valuation Date of the first Regular Income Payment in the first calendar year of each 3-year period. . At the end of a 15-year step-up period, the Contractowner may continue with the current Guaranteed Income Benefit amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.

The Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments or Guaranteed Income Benefit payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions to see the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your Regular Income Payment, your Guaranteed Income Benefit will also be reduced. The Guaranteed Income Benefit will be reduced in proportion to the reduction in the Regular Income Payment. You may not shorten your Access Period.


4LATER (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only)


4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)") provides protection against market loss for your i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage includes the calculation of an Income Base (described below), prior to the time Regular Income Payments begin, which is then used to establish a minimum payout floor for the Regular Income Payments. The minimum payout floor called the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit ensures that once you elect i4LIFE (Reg. TM) Advantage, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance. Election of this rider may limit how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements - Option 1. 4LATER (Reg. TM) Advantage is available for non-qualified contracts and IRAs only. This rider is no longer available for purchase.



4LATER (Reg. TM) Advantage Prior to i4LIFE (Reg. TM) Advantage

The following discussion covers the operation of 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity. This is prior to the time i4LIFE (Reg. TM) Advantage Regular Income Payments begin.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) Advantage and will only be used to calculate the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) Advantage at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) Advantage after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) Advantage rider effective date. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, the Income Base is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Advantage rider effective date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) Advantage provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) Advantage or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the future Income Base. The 4LATER (Reg. TM) Advantage charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Advantage rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment.

Example:


        Initial Purchase Purchase Payment.......................    $100,000
        Purchase Purchase Payment 60 days later.................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Advantage rider Effective Date and more than 90 days after the contract effective date will increase the future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:

   Income Base................................................    $100,000
   Purchase Purchase Payment in Year 2........................    $ 10,000
                                                                  --------
   New Income Base............................................    $110,000
   Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                             (10,000 x 15% x 1/3)
   Income Base (after 1st Waiting Period).....................    $125,500
   New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Advantage rider effective date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

Example:


   Income Base......................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Purchase Payment in Year 2..............  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base..................................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Purchase
    Payment.........................................  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)...........  $125,500
   Future Income Base (during 2nd Waiting Period)     $144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4.........................  $112,000
   Withdrawal of 10%................................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value...................................  $100,800
   Income Base......................................  $112,950
   Future Income Base...............................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Advantage rider effective date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Advantage rider effective date and starting with each anniversary of the 4LATER (Reg. TM) Advantage rider effective date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.


4LATER (Reg. TM) Advantage Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under the 4LATER (Reg. TM) Advantage or the Contract Value will be used to calculate the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER (Reg. TM) Advantage rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg. TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    4LATER (Reg. TM) Guaranteed Income Benefit..........................     $  5,692
    i4LIFE (Reg. TM) Regular Income Payment.............................     $  5,280
    i4LIFE (Reg. TM) Account Value before payment.......................     $ 80,000
    Regular Income Payment..............................................     $ (5,280)
    Additional payment for 4LATER (Reg. TM) Guaranteed Income Benefit...     $   (412)
                                                                             --------
    i4LIFE (Reg. TM) Account Value after payment........................     $ 74,308

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for as long as the Annuitant (or for nonqualified contracts, the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15-year period, the charge for the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Under 4LATER (Reg. TM) Advantage, additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg.
TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is currently the longer of 15-years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Advantage rider will terminate.

When you make your 4LATER (Reg. TM) Advantage Guaranteed Income Benefit and i4LIFE (Reg. TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM) Advantage, the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

Assume:
i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years
Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Advantage Guaranteed Income Benefit = $5,692

Extend Access Period 5 years:
i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Reduction in i4LIFE (Reg. TM) Advantage Regular Income Payment = $5,355 - $6,375 = 84%
Reduction in 4LATER (Reg. TM) Advantage Guaranteed Income Benefit = $5,692 x 84% = $4,781


General Provisions of 4LATER (Reg. TM) Advantage

Eligibility. To purchase 4LATER (Reg. TM) Advantage, all Contractowners and the Annuitant must be age 80 or younger. Contractowners of qualified contracts should be younger than age 77 to receive the full benefit of 4LATER (Reg. TM) Advantage, since i4LIFE (Reg. TM) Advantage must be elected by age 80. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the future Income Base.

4LATER (Reg. TM) Advantage Rider Effective Date. If 4LATER (Reg. TM) Advantage is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) Advantage is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Advantage rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Advantage rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) Advantage will automatically terminate upon any of the following events:
 o termination of the contract to which this 4LATER (Reg. TM) Advantage rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner); or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Advantage rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) Advantage prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg.
TM) Advantage or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) Advantage rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender or other charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months. We may defer payments from the fixed side of the contract for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Reinvestment Privilege


Lincoln may make available a reinvestment provision for purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This provision may not be available on all contracts. You should consult with us prior to sending us money.


This election must be made by your written authorization to us and received in our office within 30 days of the date of the surrender/

withdrawal, and the repurchase must be of a contract covered by this prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, The Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Annual Income Amount Annuity Payout Option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (See Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.002% will be


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assessed on all variable Annuity Payouts (except for the i4LIFE (Reg. TM)
Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.



General information

The Annuity Commencement Date is usually on or before the Annuitant's 85th birthday; however you may change the Annuity Commencement Date, change the annuity option, or change the allocation of the allocations among the Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30-days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout option.

Unless you select another option, the contract automatically provides for a life with a 10-year guaranteed period annuity (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization), except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to your Beneficiary as payouts become due after we are in receipt of all of the following:
 o proof, satisfactory to us, of the death;
 o written authorization for payment;
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the Annuity Payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission we pay to LFN is 9.00% of Purchase Payments, plus up to 0.1256% quarterly based on contract value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFN is 4.60% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.


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We also pay for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFN, is 5.85% of Purchase Payments, plus up to 0.1256% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.




Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


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Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.



Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


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Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


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Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.



Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.



Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.


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 o Loans are allowed under certain types of qualified retirement plans, but
   Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.



Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return Purchase Payments. With respect to the VAA, except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the Purchase Payment(s). IRA purchasers will receive Purchase Payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits Participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a Participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.


A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.


You have the option of receiving contract-related information (such as prospectuses, quarterly statements, semi-annual and annual reports) from Us electronically, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C



Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Unclaimed Property
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.







                Statement of Additional Information Request Card
                     Individual Variable Annuity Contracts
                  Lincoln National Variable Annuity Account C











   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity
                                   Account C.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, IN 46801-2340

                      (This page intentionally left blank)

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                             with EGMDB                                  without EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2004  .          0.460          0.478             611           0.466        0.484         93,705
2005  .          0.478          0.489             471           0.484        0.497         72,128
2006  .          0.489          0.523             343           0.497        0.533         58,716
2007  .          0.523          0.619             580           0.533        0.633         71,778
2008  .          0.619          0.321             440           0.633        0.329         57,781
2009  .          0.321          0.485             389           0.329        0.499         66,237
2010  .          0.485          0.568             200           0.499        0.586         51,409
2011  .          0.568          0.429             212           0.586        0.444         42,946
2012  .          0.429          0.480             195           0.444        0.498         37,638
2013  .          0.480          0.582              90           0.498        0.606         31,270
---------        -----          -----             ---           -----        -----         ------
ABVPSF Growth and Income(1)
2004  .         10.187         11.112               9          10.000       11.132            166
2005  .         11.112         11.473              12          11.132       11.528            468
2006  .         11.473         13.248              56          11.528       13.352          4,242
2007  .         13.248         13.712              39          13.352       13.861          3,691
2008  .         13.712          8.027              32          13.861        8.138          3,105
2009  .          8.027          9.535              23           8.138        9.697          2,807
2010  .          9.535         10.616              18           9.697       10.829          2,473
2011  .         10.616         11.115              15          10.829       11.372          2,247
2012  .         11.115         12.863              15          11.372       13.200          2,048
2013  .         12.863         15.054              13          13.200       15.465            209
---------       ------         ------             ---          ------       ------         ------
American Century VP Inflation Protection(2)
2009  .         10.138         10.593               3          10.125       10.614            670
2010  .         10.593         11.017               7          10.614       11.072          1,395
2011  .         11.017         12.189              17          11.072       12.287          2,618
2012  .         12.189         12.940              27          12.287       13.083          2,535
2013  .          N/A            N/A             N/A            13.083       11.885              2
---------       ------         ------           -----          ------       ------         ------
American Funds Global Growth
2004  .         10.181         11.290               6          10.000       11.310            794
2005  .         11.290         12.712              12          11.310       12.773          1,971
2006  .         12.712         15.111              40          12.773       15.229          3,608
2007  .         15.111         17.130              52          15.229       17.316          5,103
2008  .         17.130         10.417              46          17.316       10.562          5,246
2009  .         10.417         14.633              43          10.562       14.881          5,218
2010  .         14.633         16.140              34          14.881       16.463          4,512
2011  .         16.140         14.515              30          16.463       14.850          4,035
2012  .         14.515         17.560              23          14.850       18.019          3,600
2013  .         17.560         22.391              17          18.019       23.045          3,460
---------       ------         ------           -----          ------       ------         ------
American Funds Growth
2004  .          0.808          0.897          10,027           0.817        0.910        633,669
2005  .          0.897          1.029           7,982           0.910        1.047        656,827
2006  .          1.029          1.120           6,274           1.047        1.142        658,730
2007  .          1.120          1.242           5,037           1.142        1.270        622,788
2008  .          1.242          0.687           3,804           1.270        0.705        564,965
2009  .          0.687          0.945           3,520           0.705        0.973        530,354
2010  .          0.945          1.107           2,979           0.973        1.143        478,174
2011  .          1.107          1.046           2,660           1.143        1.083        424,743
2012  .          1.046          1.217           2,370           1.083        1.264        373,251
2013  .          1.217          1.563           1,887           1.264        1.628        337,579
---------       ------         ------          ------          ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income
2004  .         10.299       10.958            86           10.000       10.978          3,330
2005  .         10.958       11.447           107           10.978       11.502          6,499
2006  .         11.447       13.016           123           11.502       13.118          9,633
2007  .         13.016       13.496           123           13.118       13.643         11,875
2008  .         13.496        8.279           121           13.643        8.395         12,749
2009  .          8.279       10.725           114            8.395       10.907         13,052
2010  .         10.725       11.796            95           10.907       12.032         12,222
2011  .         11.796       11.431            87           12.032       11.694         10,821
2012  .         11.431       13.255            82           11.694       13.602          9,903
2013  .         13.255       17.467            69           13.602       17.978          9,358
---------       ------       ------           ---           ------       ------         ------
American Funds International
2004  .          0.761        0.896         1,775            0.769        0.908        139,867
2005  .          0.896        1.074         1,918            0.908        1.092        179,882
2006  .          1.074        1.262         1,967            1.092        1.287        220,837
2007  .          1.262        1.495         1,795            1.287        1.529        238,601
2008  .          1.495        0.854         1,352            1.529        0.876        223,353
2009  .          0.854        1.206         1,317            0.876        1.241        209,306
2010  .          1.206        1.276         1,156            1.241        1.318        186,877
2011  .          1.276        1.084         1,008            1.318        1.122        164,828
2012  .          1.084        1.261           886            1.122        1.310        144,472
2013  .          1.261        1.514           748            1.310        1.578        131,530
---------       ------       ------         -----           ------       ------        -------
BlackRock Global Allocation V.I.
2009  .         10.013       11.614             3           10.212       11.637            510
2010  .         11.614       12.617             7           11.637       12.679          1,485
2011  .         12.617       12.019             5           12.679       12.114          1,868
2012  .         12.019       13.083             6           12.114       13.227          1,841
2013  .         13.083       14.819            13           13.227       15.027          1,753
---------       ------       ------         -----           ------       ------        -------
Delaware VIP Diversified Income
2004  .         10.171       10.915            14           10.000       10.935            708
2005  .         10.915       10.726            39           10.935       10.778          1,942
2006  .         10.726       11.426            69           10.778       11.515          6,876
2007  .         11.426       12.139            95           11.515       12.270          9,933
2008  .         12.139       11.437           117           12.270       11.596         11,935
2009  .         11.437       14.333           120           11.596       14.576         11,477
2010  .         14.333       15.287           121           14.576       15.593         11,173
2011  .         15.287       16.054           112           15.593       16.425         10,251
2012  .         16.054       16.987           106           16.425       17.431          9,369
2013  .         16.987       16.556            79           17.431       17.040          7,364
---------       ------       ------         -----           ------       ------        -------
Delaware VIP High Yield
2005  .         10.231       10.256             8           10.000       10.273            227
2006  .         10.256       11.384            18           10.273       11.437          1,374
2007  .         11.384       11.550            19           11.437       11.639          1,736
2008  .         11.550        8.645            15           11.639        8.738          1,662
2009  .          8.645       12.712            18            8.738       12.887          2,666
2010  .         12.712       14.470            23           12.887       14.713          2,531
2011  .         14.470       14.623            19           14.713       14.913          2,385
2012  .         14.623       17.006            15           14.913       17.396          2,537
2013  .         17.006       18.333            14           17.396       18.810          2,360
---------       ------       ------         -----           ------       ------        -------
Delaware VIP REIT
2004  .          1.714        2.222         1,415            1.732        2.253        114,093
2005  .          2.222        2.351         1,045            2.253        2.391         96,353
2006  .          2.351        3.078           925            2.391        3.139         99,500
2007  .          3.078        2.614           527            3.139        2.675         62,993
2008  .          2.614        1.676           344            2.675        1.720         51,950
2009  .          1.676        2.040           241            1.720        2.099         44,329
2010  .          2.040        2.557           200            2.099        2.639         42,568
2011  .          2.557        2.800           176            2.639        2.899         39,547
2012  .          2.800        3.232           146            2.899        3.357         36,988
2013  .          3.232        3.259           136            3.357        3.394         31,901
---------       ------       ------         -----           ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Small Cap Value
2004  .      1.329           1.589          2,051            1.339        1.606        155,427
2005  .      1.589           1.712          1,548            1.606        1.736        160,146
2006  .      1.712           1.958          1,274            1.736        1.991        158,784
2007  .      1.958           1.801            746            1.991        1.837        129,060
2008  .      1.801           1.243            495            1.837        1.272        109,689
2009  .      1.243           1.614            425            1.272        1.656         99,261
2010  .      1.614           2.102            401            1.656        2.163         94,797
2011  .      2.102           2.042            375            2.163        2.107         83,511
2012  .      2.042           2.290            332            2.107        2.371         73,535
2013  .      2.290           3.010            262            2.371        3.126         67,569
---------    -----           -----          -----            -----        -----        -------
Delaware VIP Smid Cap Growth(3)
2004  .      1.855           2.062          2,665            1.892        2.109        173,032
2005  .      2.062           2.155          1,991            2.109        2.210        143,466
2006  .      2.155           2.288          1,559            2.210        2.355        123,205
2007  .      2.288           2.502          1,087            2.355        2.582        103,798
2008  .      2.502           1.315            783            2.582        1.361         89,730
2009  .      1.315           2.009            638            1.361        2.085         83,295
2010  .      2.396           2.718            522            2.493        2.830         78,019
2011  .      2.718           2.901            465            2.830        3.030         72,811
2012  .      2.901           3.179            428            3.030        3.330         63,325
2013  .      3.179           4.435            367            3.330        4.659         58,757
---------    -----           -----          -----            -----        -----        -------
Delaware VIP Value
2004  .      1.627           1.846          1,446            1.659        1.888         72,666
2005  .      1.846           1.932          1,255            1.888        1.982         77,860
2006  .      1.932           2.366          1,041            1.982        2.435         85,884
2007  .      2.366           2.272            888            2.435        2.345         79,751
2008  .      2.272           1.493            724            2.345        1.546         65,424
2009  .      1.493           1.739            571            1.546        1.806         57,223
2010  .      1.739           1.986            479            1.806        2.068         51,661
2011  .      1.986           2.148            465            2.068        2.244         49,767
2012  .      2.148           2.434            383            2.244        2.550         45,878
2013  .      2.434           3.213            364            2.550        3.377         45,186
---------    -----           -----          -----            -----        -----        -------
DWS Alternative Asset Allocation
2009  .      N/A              N/A            N/A            10.004       11.547             52
2010  .      N/A              N/A            N/A            11.547       12.857            163
2011  .      N/A              N/A            N/A            12.857       12.364            249
2012  .      N/A              N/A            N/A            12.364       13.431            297
2013  .      N/A              N/A            N/A            13.431       13.421            272
---------    -----           -----          -----           ------       ------        -------
DWS VIT Equity 500 Index(1)
2004  .      0.820           0.895          3,191            0.830        0.909        156,804
2005  .      0.895           0.925          1,496            0.909        0.942        146,112
2006  .      0.925           1.054          2,108            0.942        1.078        249,200
2007  .      1.054           1.096          1,640            1.078        1.123        222,719
2008  .      1.096           0.680          1,184            1.123        0.699        196,677
2009  .      0.680           0.848            875            0.699        0.874        180,745
2010  .      0.848           0.960            705            0.874        0.993        163,013
2011  .      0.960           0.965            635            0.993        1.001        149,607
2012  .      0.965           1.102            558            1.001        1.146        135,153
2013  .      1.102           1.291            539            1.146        1.345         10,660
---------    -----           -----          -----           ------       ------        -------
DWS VIT Small Cap Index(4)
2004  .      1.259           1.464            653            1.276        1.487         44,813
2005  .      1.464           1.506            472            1.487        1.535         37,029
2006  .      1.506           1.747            394            1.535        1.786         38,624
2007  .      1.747           1.692            311            1.786        1.735         32,347
2008  .      1.692           1.100            173            1.735        1.131         28,309
2009  .      1.100           1.374            121            1.131        1.418         25,536
2010  .      1.374           1.714            119            1.418        1.774         23,688
2011  .      1.714           1.618            102            1.774        1.679         20,763
2012  .      1.618           1.856             84            1.679        1.932         18,022
2013  .      N/A              N/A            N/A             1.932        2.652              1*
---------    -----           -----          -----           ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Contrafund
2004  .          1.032        1.175         2,258            1.046        1.194        111,623
2005  .          1.175        1.355         2,245            1.194        1.381        146,314
2006  .          1.355        1.493         1,978            1.381        1.526        158,487
2007  .          1.493        1.732         1,660            1.526        1.776        160,866
2008  .          1.732        0.981         1,394            1.776        1.009        156,588
2009  .          0.981        1.313         1,321            1.009        1.355        144,679
2010  .          1.313        1.518         1,188            1.355        1.571        130,869
2011  .          1.518        1.459         1,045            1.571        1.514        119,451
2012  .          1.459        1.675           879            1.514        1.744        107,800
2013  .          1.675        2.168           804            1.744        2.264         97,124
---------        -----        -----         -----            -----        -----        -------
Fidelity VIP Growth
2004  .          0.764        0.779         1,666            0.774        0.792        115,287
2005  .          0.779        0.813         1,276            0.792        0.828         93,377
2006  .          0.813        0.856           770            0.828        0.875         78,415
2007  .          0.856        1.072           835            0.875        1.099         99,050
2008  .          1.072        0.558           555            1.099        0.574         85,210
2009  .          0.558        0.706           357            0.574        0.729         73,851
2010  .          0.706        0.865           284            0.729        0.895         68,635
2011  .          0.865        0.855           253            0.895        0.887         63,281
2012  .          0.855        0.967           248            0.887        1.006         58,114
2013  .          0.967        1.300           236            1.006        1.357         53,328
---------        -----        -----         -----            -----        -----        -------
LVIP Baron Growth Opportunities(5)
2004  .          1.396        1.731         1,184            1.414        1.759        100,927
2005  .          1.731        1.766           869            1.759        1.800         94,277
2006  .          1.766        2.014           638            1.800        2.059         84,192
2007  .          2.014        2.056           439            2.059        2.108         76,738
2008  .          2.056        1.235           320            2.108        1.270         66,481
2009  .          1.235        1.686           235            1.270        1.739         62,604
2010  .          1.686        2.103           191            1.739        2.176         56,237
2011  .          2.103        2.160           178            2.176        2.241         51,044
2012  .          2.160        2.521           146            2.241        2.624         44,950
2013  .          2.521        3.485           138            2.624        3.638         44,741
---------        -----        -----         -----            -----        -----        -------
LVIP BlackRock Equity Dividend RPM
2004  .          2.720        2.947         3,763            2.774        3.014        255,601
2005  .          2.947        3.040         2,816            3.014        3.119        226,731
2006  .          3.040        3.339         2,057            3.119        3.435        197,098
2007  .          3.339        3.439         1,600            3.435        3.549        163,389
2008  .          3.439        2.094         1,115            3.549        2.167        136,787
2009  .          2.094        2.548           962            2.167        2.646        119,624
2010  .          2.548        2.966           749            2.646        3.089        106,423
2011  .          2.966        2.852           651            3.089        2.979         94,872
2012  .          2.852        3.293           549            2.979        3.450         83,533
2013  .          3.293        3.843           489            3.450        4.038         74,646
---------        -----        -----         -----            -----        -----        -------
LVIP BlackRock Inflation Protected Bond
2012  .         10.164       10.239             4           10.014       10.259            134
2013  .         10.239        9.264            32           10.259        9.309          2,351
---------       ------       ------         -----           ------       ------        -------
LVIP Clarion Global Real Estate
2007  .          9.561        8.250             5           10.000        8.265            369
2008  .          8.250        4.720             8            8.265        4.743            634
2009  .          4.720        6.421             4            4.743        6.472            887
2010  .          6.421        7.478             7            6.472        7.559          1,037
2011  .          7.478        6.741             8            7.559        6.835          1,075
2012  .          6.741        8.296             7            6.835        8.437          1,218
2013  .          8.296        8.459             5            8.437        8.629          1,198
---------       ------       ------         -----           ------       ------        -------

                             with EGMDB                                  without EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2004  .          6.484          6.740            760            6.612        6.893         53,875
2005  .          6.740          6.828            597            6.893        7.005         50,814
2006  .          6.828          7.057            492            7.005        7.262         46,791
2007  .          7.057          7.345            435            7.262        7.581         45,930
2008  .          7.345          7.038            337            7.581        7.286         43,173
2009  .          7.038          8.260            303            7.286        8.576         38,003
2010  .          8.260          8.846            269            8.576        9.212         34,852
2011  .          8.846          9.398            227            9.212        9.817         31,351
2012  .          9.398          9.890            212            9.817       10.361         28,348
2013  .          9.890          9.537            161           10.361       10.021         23,494
---------        -----          -----            ---           ------       ------         ------
LVIP Delaware Diversified Floating Rate
2011  .          9.769          9.746              1*           9.998        9.764             46
2012  .          9.746         10.001              7            9.764       10.050             86
2013  .         10.001          9.921              7           10.050       10.000            286
---------       ------         ------            ---           ------       ------         ------
LVIP Delaware Foundation Aggressive Allocation(6)
2004  .          2.933          3.287            630            2.991        3.362         73,041
2005  .          3.287          3.465            550            3.362        3.555         65,702
2006  .          3.465          3.917            480            3.555        4.030         58,923
2007  .          3.917          4.112            417            4.030        4.244         52,749
2008  .          4.112          2.711            360            4.244        2.806         45,449
2009  .          2.711          3.532            266            2.806        3.667         38,853
2010  .          3.532          3.921            216            3.667        4.083         33,998
2011  .          3.921          3.792            205            4.083        3.961         29,982
2012  .          3.792          4.240            186            3.961        4.442         26,317
2013  .          4.240          5.032            159            4.442        5.288         23,521
---------       ------         ------            ---           ------       ------         ------
LVIP Delaware Foundation Conservative Allocation(7)
2004  .          5.604          6.085            800            5.715        6.224         89,543
2005  .          6.085          6.278            673            6.224        6.441         80,441
2006  .          6.278          6.852            525            6.441        7.051         70,268
2007  .          6.852          7.073            438            7.051        7.300         61,096
2008  .          7.073          5.100            309            7.300        5.279         51,681
2009  .          5.100          6.184            291            5.279        6.420         45,372
2010  .          6.184          6.740            251            6.420        7.019         40,278
2011  .          6.740          6.802            202            7.019        7.105         35,892
2012  .          6.802          7.427            178            7.105        7.782         32,259
2013  .          7.427          8.016            161            7.782        8.423         28,728
---------       ------         ------            ---           ------       ------         ------
LVIP Delaware Foundation Moderate Allocation
2009  .          N/A            N/A             N/A            10.159       11.800             39
2010  .          N/A            N/A             N/A            11.800       12.968             88
2011  .         13.450         12.775              4           12.968       12.874            177
2012  .         12.775         14.036              4           12.874       14.187            223
2013  .         14.036         15.827              4           14.187       16.045            330
---------       ------         ------           ----           ------       ------         ------
LVIP Delaware Growth and Income
2004  .         10.224         11.301          1,119           10.426       11.560        183,474
2005  .         11.301         11.773            877           11.560       12.079        161,599
2006  .         11.773         13.058            673           12.079       13.437        138,884
2007  .         13.058         13.678            533           13.437       14.117        120,694
2008  .         13.678          8.671            419           14.117        8.977        103,063
2009  .          8.671         10.672            354            8.977       11.081         92,891
2010  .         10.672         11.896            289           11.081       12.389         78,825
2011  .         11.896         11.883            243           12.389       12.413         69,911
2012  .         11.883         13.526            192           12.413       14.171         62,001
2013  .         13.526         17.792            169           14.171       18.696         55,852
---------       ------         ------          -----           ------       ------        -------

                             with EGMDB                                  without EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Social Awareness
2004  .          5.387          5.993          1,931            5.494        6.130        161,833
2005  .          5.993          6.627          1,548            6.130        6.799        146,462
2006  .          6.627          7.346          1,149            6.799        7.559        130,461
2007  .          7.346          7.466            868            7.559        7.706        112,129
2008  .          7.466          4.834            696            7.706        5.004         95,906
2009  .          4.834          6.203            603            5.004        6.440         84,422
2010  .          6.203          6.831            525            6.440        7.114         74,128
2011  .          6.831          6.785            462            7.114        7.088         65,963
2012  .          6.785          7.721            403            7.088        8.089         58,234
2013  .          7.721         10.341            374            8.089       10.867         52,708
---------        -----         ------          -----            -----       ------        -------
LVIP Delaware Special Opportunities
2004  .         10.892         13.199            358           11.107       13.500         44,382
2005  .         13.199         15.066            343           13.500       15.456         45,366
2006  .         15.066         17.259            280           15.456       17.759         41,456
2007  .         17.259         17.684            201           17.759       18.251         35,897
2008  .         17.684         11.061            139           18.251       11.450         30,209
2009  .         11.061         14.241            118           11.450       14.786         26,915
2010  .         14.241         18.364             98           14.786       19.124         24,724
2011  .         18.364         17.183             87           19.124       17.949         21,921
2012  .         17.183         19.495             77           17.949       20.424         19,148
2013  .         19.495         25.743             64           20.424       27.051         17,401
---------       ------         ------          -----           ------       ------        -------
LVIP Global Income
2009  .          N/A            N/A             N/A            10.064       10.779            202
2010  .         10.700         11.584              2           10.779       11.704            452
2011  .         11.584         11.559              4           11.704       11.714            659
2012  .         11.559         12.287              5           11.714       12.489            664
2013  .         12.287         11.786              4           12.489       12.016            601
---------       ------         ------          -----           ------       ------        -------
LVIP Managed Risk Profile 2010
2007  .          N/A            N/A             N/A             9.998       10.493            115
2008  .          N/A            N/A             N/A            10.493        7.904            336
2009  .          N/A            N/A             N/A             7.904        9.735            419
2010  .          N/A            N/A             N/A             9.735       10.743            436
2011  .          N/A            N/A             N/A            10.743       10.769            387
2012  .          N/A            N/A             N/A            10.769       11.572            336
2013  .          N/A            N/A             N/A            11.572       12.480            273
---------       ------         ------          -----           ------       ------        -------
LVIP Managed Risk Profile 2020
2007  .          N/A            N/A             N/A            10.001       10.337            137
2008  .          N/A            N/A             N/A            10.337        7.482            654
2009  .          N/A            N/A             N/A             7.482        9.308            876
2010  .          N/A            N/A             N/A             9.308       10.324          1,035
2011  .          N/A            N/A             N/A            10.324       10.241          1,055
2012  .          N/A            N/A             N/A            10.241       10.989          1,017
2013  .          N/A            N/A             N/A            10.989       12.090          1,052
---------       ------         ------          -----           ------       ------        -------
LVIP Managed Risk Profile 2030
2007  .          N/A            N/A             N/A            10.045       10.444             58
2008  .          N/A            N/A             N/A            10.444        7.157            282
2009  .          N/A            N/A             N/A             7.157        9.066            370
2010  .          N/A            N/A             N/A             9.066       10.102            456
2011  .          N/A            N/A             N/A            10.102        9.945            543
2012  .          N/A            N/A             N/A             9.945       10.624            581
2013  .          N/A            N/A             N/A            10.624       11.963            629
---------       ------         ------          -----           ------       ------        -------
LVIP Managed Risk Profile 2040
2007  .          N/A            N/A             N/A            10.072       10.269             23
2008  .          N/A            N/A             N/A            10.269        6.553             70
2009  .          N/A            N/A             N/A             6.553        8.495            138
2010  .          N/A            N/A             N/A             8.495        9.560            191
2011  .          N/A            N/A             N/A             9.560        9.326            210
2012  .          N/A            N/A             N/A             9.326        9.891            215
2013  .          N/A            N/A             N/A             9.891       11.412            221
---------       ------         ------          -----           ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2050
2011  .          N/A           N/A           N/A             9.867        9.212              3
2012  .          N/A           N/A           N/A             9.212        9.668             11
2013  .          N/A           N/A           N/A             9.668       11.394             26
---------        --            ---           ---             -----       ------             --
LVIP Managed Risk Profile Conservative
2005  .          N/A           N/A           N/A             9.994       10.304            171
2006  .         10.233       11.102             6           10.304       11.154            582
2007  .         11.102       11.810             6           11.154       11.902          1,619
2008  .         11.810        9.508            12           11.902        9.610          1,998
2009  .          9.508       11.717             8            9.610       11.879          2,013
2010  .         11.717       12.780             8           11.879       12.995          1,914
2011  .         12.780       13.079             8           12.995       13.339          1,732
2012  .         13.079       14.172             7           13.339       14.497          1,524
2013  .         14.172       15.353             7           14.497       15.752          1,286
---------       ------       ------          ----           ------       ------          -----
LVIP Managed Risk Profile Growth
2005  .         10.140       10.683             3            9.989       10.701            700
2006  .         10.683       12.035             1*          10.701       12.092          1,789
2007  .         12.035       13.044            11           12.092       13.146          2,654
2008  .         13.044        8.573             4           13.146        8.666          2,808
2009  .          8.573       10.918             7            8.666       11.070          2,630
2010  .         10.918       12.148             7           11.070       12.353          2,512
2011  .         12.148       11.990             6           12.353       12.230          2,383
2012  .         11.990       12.917             4           12.230       13.215          2,079
2013  .         12.917       14.477             4           13.215       14.855          1,796
---------       ------       ------          ----           ------       ------          -----
LVIP Managed Risk Profile Moderate
2005  .         10.060       10.506             7           10.005       10.524            576
2006  .         10.506       11.618            73           10.524       11.673          1,685
2007  .         11.618       12.531            61           11.673       12.628          2,910
2008  .         12.531        9.077            37           12.628        9.174          3,375
2009  .          9.077       11.471            28            9.174       11.630          3,387
2010  .         11.471       12.677            22           11.630       12.891          3,392
2011  .         12.677       12.659            18           12.891       12.911          3,134
2012  .         12.659       13.694            14           12.911       14.008          2,857
2013  .         13.694       15.119            16           14.008       15.513          2,419
---------       ------       ------          ----           ------       ------          -----
LVIP Mondrian International Value
2004  .          2.207        2.635         1,103            2.251        2.695        139,273
2005  .          2.635        2.927         1,000            2.695        3.003        137,848
2006  .          2.927        3.756         1,003            3.003        3.865        144,546
2007  .          3.756        4.134           863            3.865        4.266        131,929
2008  .          4.134        2.585           660            4.266        2.675        110,647
2009  .          2.585        3.093           542            2.675        3.211         96,394
2010  .          3.093        3.128           355            3.211        3.257         83,941
2011  .          3.128        2.957           314            3.257        3.089         74,566
2012  .          2.957        3.200           271            3.089        3.352         65,736
2013  .          3.200        3.848           233            3.352        4.044         59,430
---------       ------       ------         -----           ------       ------        -------
LVIP Money Market
2004  .          2.770        2.758           281            2.825        2.821         27,230
2005  .          2.758        2.798           247            2.821        2.871         27,083
2006  .          2.798        2.891           254            2.871        2.975         29,490
2007  .          2.891        2.996           246            2.975        3.092         36,396
2008  .          2.996        3.026           363            3.092        3.133         54,054
2009  .          3.026        2.996           219            3.133        3.111         37,520
2010  .          2.996        2.959           196            3.111        3.081         27,472
2011  .          2.959        2.921           173            3.081        3.052         23,481
2012  .          2.921        2.884           140            3.052        3.022         19,575
2013  .          2.884        2.848            73            3.022        2.993         17,639
---------       ------       ------         -----           ------       ------        -------
LVIP SSgA Bond Index
2009  .         10.318       10.292             1*          10.018       10.310            190
2010  .         10.292       10.767             2           10.310       10.817            392
2011  .         10.767       11.414             7           10.817       11.501            664
2012  .         11.414       11.701             6           11.501       11.825            504
2013  .         11.701       11.253             3           11.825       11.407            361
---------       ------       ------         -----           ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Emerging Markets 100
2009  .         10.458       14.238             3           10.487       14.264          1,219
2010  .         14.238       17.957             8           14.264       18.042          1,664
2011  .         17.957       15.077             7           18.042       15.194          1,504
2012  .         15.077       16.766             9           15.194       16.946          1,466
2013  .         16.766       16.081             6           16.946       16.302          1,329
---------       ------       ------             -           ------       ------          -----
LVIP SSgA Global Tactical Allocation RPM(8)
2005  .         10.249       10.920             4           10.000       10.939            343
2006  .         10.920       12.562             1*          10.939       12.622            770
2007  .         12.562       13.766             2           12.622       13.872          1,066
2008  .         13.766        8.090             2           13.872        8.177          1,181
2009  .          8.090       10.445             5            8.177       10.589          1,199
2010  .         10.445       11.210             5           10.589       11.399          1,111
2011  .         11.210       11.090             3           11.399       11.311            956
2012  .         11.090       12.167             1*          11.311       12.446            831
2013  .         12.167       13.187             1*          12.446       13.531            674
---------       ------       ------             -           ------       ------          -----
LVIP SSgA International Index
2009  .         11.763       12.438             1*           9.989       12.461             60
2010  .         12.438       13.142             2           12.461       13.207            105
2011  .         13.142       11.366             1*          13.207       11.456             94
2012  .         11.366       13.253             1*          11.456       13.398            129
2013  .         13.253       15.828             1*          13.398       16.048            158
---------       ------       ------             -           ------       ------          -----
LVIP SSgA S&P 500 Index
2007  .          9.683        9.649             1*          10.000        9.667            255
2008  .          9.649        5.982             5            9.667        6.011            828
2009  .          5.982        7.446            11            6.011        7.504          1,174
2010  .          7.446        8.432            13            7.504        8.524          1,206
2011  .          8.432        8.477             2            8.524        8.595          1,185
2012  .          8.477        9.677             2            8.595        9.841          1,170
2013  .          9.677       12.608           102            9.841       12.861         26,008
---------       ------       ------           ---           ------       ------         ------
LVIP SSgA Small-Cap Index
2007  .          9.939        9.178             4           10.000        9.195            293
2008  .          9.178        5.982             3            9.195        6.011            395
2009  .          5.982        7.441             4            6.011        7.499            505
2010  .          7.441        9.268             8            7.499        9.369            719
2011  .          9.268        8.730             6            9.369        8.852            595
2012  .          8.730        9.987             3            8.852       10.157            608
2013  .          9.987       13.595            19           10.157       13.868          3,817
---------       ------       ------           ---           ------       ------         ------
LVIP T. Rowe Price Structured Mid-Cap Growth
2004  .          1.250        1.403         1,006            1.275        1.435        152,949
2005  .          1.403        1.521           769            1.435        1.560        133,528
2006  .          1.521        1.640           550            1.560        1.688        115,691
2007  .          1.640        1.839           434            1.688        1.898        102,033
2008  .          1.839        1.039           338            1.898        1.075         91,652
2009  .          1.039        1.500           383            1.075        1.558         90,051
2010  .          1.500        1.901           282            1.558        1.980         83,044
2011  .          1.901        1.804           246            1.980        1.884         74,640
2012  .          1.804        2.071           209            1.884        2.169         66,065
2013  .          2.071        2.755           185            2.169        2.895         61,124
---------       ------       ------         -----           ------       ------        -------
LVIP UBS Large Cap Growth RPM
2004  .          2.107        2.189         3,268            2.148        2.239        272,616
2005  .          2.189        2.252         2,410            2.239        2.310        217,603
2006  .          2.252        2.437         1,793            2.310        2.508        178,507
2007  .          2.437        2.897         1,417            2.508        2.990        153,437
2008  .          2.897        1.692         1,185            2.990        1.752        134,987
2009  .          1.692        2.314           928            1.752        2.402        121,757
2010  .          2.314        2.543           751            2.402        2.648        109,239
2011  .          2.543        2.368           657            2.648        2.473         96,709
2012  .          2.368        2.720           587            2.473        2.849         85,587
2013  .          2.720        3.369           509            2.849        3.540         76,548
---------       ------       ------         -----           ------       ------        -------

                             with EGMDB                                  without EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Vanguard Domestic Equity ETF
2011  .          9.299          9.367              1*           9.982        9.385             54
2012  .          9.367         10.622              1*           9.385       10.674            195
2013  .         10.622         13.651              1*          10.674       13.759            352
---------       ------         ------              -           ------       ------            ---
LVIP Vanguard International Equity ETF
2011  .          N/A            N/A             N/A            10.022        8.374             55
2012  .          8.965          9.821              1*           8.374        9.869            169
2013  .          9.821         11.095              1*           9.869       11.183            263
---------       ------         ------           ----           ------       ------            ---
MFS VIT Utilities
2004  .          0.803          1.032            948            0.809        1.043         58,964
2005  .          1.032          1.190          1,254            1.043        1.207        111,004
2006  .          1.190          1.542          1,113            1.207        1.568        117,411
2007  .          1.542          1.946          1,265            1.568        1.985        159,091
2008  .          1.946          1.198          1,069            1.985        1.225        129,627
2009  .          1.198          1.575            778            1.225        1.616        111,551
2010  .          1.575          1.769            554            1.616        1.821         93,000
2011  .          1.769          1.865            517            1.821        1.925         84,484
2012  .          1.865          2.089            458            1.925        2.162         72,640
2013  .          2.089          2.485            426            2.162        2.580         65,551
---------       ------         ------          -----           ------       ------        -------
NB AMT Mid Cap Growth(1)
2004  .          0.876          1.006          1,005            0.888        1.022        108,317
2005  .          1.006          1.129            837            1.022        1.151        100,912
2006  .          1.129          1.278            714            1.151        1.307         96,772
2007  .          1.278          1.546            770            1.307        1.585        115,377
2008  .          1.546          0.864            555            1.585        0.889         97,576
2009  .          0.864          1.123            390            0.889        1.158         85,655
2010  .          1.123          1.431            328            1.158        1.480         78,477
2011  .          1.431          1.419            311            1.480        1.472         68,120
2012  .          1.419          1.574            295            1.472        1.638         58,166
2013  .          1.574          1.800            228            1.638        1.875          5,346
---------       ------         ------          -----           ------       ------        -------
PIMCO VIT Total Return
2011  .         10.010         10.008              6           10.000       10.027            504
2012  .         10.008         10.826             11           10.027       10.879          1,312
2013  .         10.826         10.477              8           10.879       10.560          1,266
---------       ------         ------          -----           ------       ------        -------



*     The numbers of accumulation units less than 500 were rounded up to one.



(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(3) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(4) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(5) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(6) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(7) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

(8) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B-Guaranteed Income Benefit Percentages For Previous Rider Elections

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                             2012 and May 19, 2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                       Guaranteed Amount
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                                     2012.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                       Guaranteed Amount
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln National
Variable Annuity Account C (VAA) (Registrant)

The Lincoln National Life Insurance Company (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2014. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-454-6265.



Table of Contents







Item                                                        Page
  Special Terms                                            B-2
  Services                                                 B-2
  Principal Underwriter                                    B-2
  Purchase of Securities Being Offered                     B-2
  Annuity Payouts                                          B-2
  Examples of Regular Income Payment Calculations          B-3
  Determination of Accumulation and Annuity Unit Value     B-4


Item                                                       Page
  Capital Markets                                          B-4
  Advertising & Ratings                                    B-4
  About the S&P 500 Index                                  B-4
  Unclaimed Property                                       B-5
  Additional Services                                      B-5
  Other Information                                        B-6
  Financial Statements                                     B-6



This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.



Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account C as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $51,505,596, $53,734,805 and $53,313,575 to LFN and Selling Firms in 2011, 2012 and 2013 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables (modified) for the single premium, periodic premium and flexible premium Multi-Fund (Reg. TM) 2 and 3 annuity contracts and the 1983 Table "a" Individual Annuity Mortality Tables for flexible premium annuity contract Multi-Fund (Reg. TM) 4, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.



About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.




Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $10,000 over any period between 12 and 36 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $5,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Cross-Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross-reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life appear on the following pages.

              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                              AS OF DECEMBER 31,
                                                                                                           ------------------------
                                                                                                              2013          2012
                                                                                                           -----------  -----------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $75,585; 2012 -- $71,221)                          $    79,178  $    80,254
     Variable interest entities' fixed maturity securities (amortized cost: 2013 -- $682;
        2012 -- $677)                                                                                              697          708
     Equity securities (cost: 2013 -- $182; 2012 -- $137)                                                          201          157
   Trading securities                                                                                            2,190        2,437
   Mortgage loans on real estate                                                                                 7,029        6,792
   Real estate                                                                                                      26           39
   Policy loans                                                                                                  2,651        2,740
   Derivative investments                                                                                          617        2,263
   Other investments                                                                                             1,208        1,089
                                                                                                           -----------  -----------
        Total investments                                                                                       93,797       96,479
Cash and invested cash                                                                                             630        3,278
Deferred acquisition costs and value of business acquired                                                        8,859        6,732
Premiums and fees receivable                                                                                       424          382
Accrued investment income                                                                                        1,002          986
Reinsurance recoverables                                                                                         7,075        8,284
Reinsurance related embedded derivatives                                                                           159           --
Funds withheld reinsurance assets                                                                                  781          842
Goodwill                                                                                                         2,273        2,273
Other assets                                                                                                     5,373        3,751
Separate account assets                                                                                        117,135       95,373
                                                                                                           -----------  -----------
        Total assets                                                                                       $   237,508  $   218,380
                                                                                                           ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                   $    17,627  $    18,415
Other contract holder funds                                                                                     73,530       71,615
Short-term debt                                                                                                     51           32
Long-term debt                                                                                                   2,600        1,925
Reinsurance related embedded derivatives                                                                            --          184
Funds withheld reinsurance liabilities                                                                           3,111        5,192
Deferred gain on business sold through reinsurance                                                                 297          124
Payables for collateral on investments                                                                           2,865        4,121
Variable interest entities' liabilities                                                                             27          128
Other liabilities                                                                                                5,421        4,702
Separate account liabilities                                                                                   117,135       95,373
                                                                                                           -----------  -----------
        Total liabilities                                                                                      222,664      201,811
                                                                                                           -----------  -----------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                            10,636       10,620
Retained earnings                                                                                                2,778        2,089
Accumulated other comprehensive income (loss)                                                                    1,430        3,860
                                                                                                           -----------  -----------
        Total stockholder's equity                                                                              14,844       16,569
                                                                                                           -----------  -----------
           Total liabilities and stockholder's equity                                                      $   237,508  $   218,380
                                                                                                           ===========  ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                   2013       2012      2011
                                                                                                 ---------  ---------  --------
REVENUES
Insurance premiums                                                                               $  2,339   $  2,290   $ 2,017

Fee income                                                                                          3,882      3,540     3,228

Investment advisory fees                                                                              126         86        --

Net investment income                                                                               4,561      4,551     4,490

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                         (75)      (242)     (160)

   Portion of loss recognized in other comprehensive income                                            10        103        42

                                                                                                 ---------  ---------  --------
     Net other-than-temporary impairment losses on securities recognized in earnings                  (65)      (139)     (118)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities             122         16      (132)

                                                                                                 ---------  ---------  --------
        Total realized gain (loss)                                                                     57       (123)     (250)

                                                                                                 ---------  ---------  --------
Amortization of deferred gain on business sold through reinsurance                                     69         77       110

Other revenues                                                                                        426        396       376

                                                                                                 ---------  ---------  --------
     Total revenues                                                                                11,460     10,817     9,971

                                                                                                 ---------  ---------  --------

EXPENSES
Interest credited                                                                                   2,468      2,424     2,444

Benefits                                                                                            3,613      2,939     2,204

Commissions and other expenses                                                                      3,526      3,838     3,938

Interest and debt expense                                                                              93        110       108

Impairment of intangibles                                                                              --         --       744

                                                                                                 ---------  ---------  --------
     Total expenses                                                                                 9,700      9,311     9,438

                                                                                                 ---------  ---------  --------
     Income (loss) before taxes                                                                     1,760      1,506       533

     Federal income tax expense (benefit)                                                             431        344       270

                                                                                                 ---------  ---------  --------
        Net income (loss)                                                                           1,329      1,162       263

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                  (2,355)     1,071     1,686

          Unrealized other-than-temporary impairment on available-for-sale securities                  27         (2)       23

          Unrealized gain (loss) on derivative instruments                                            (96)       (31)      146

          Funded status of employee benefit plans                                                      (6)         2        --

                                                                                                 ---------  ---------  --------
            Total other comprehensive income (loss), net of tax                                    (2,430)     1,040     1,855

                                                                                                 ---------  ---------  --------
               Comprehensive income (loss)                                                       $ (1,101)  $  2,202   $ 2,118

                                                                                                 =========  =========  ========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                               ---------------------------------
                                                                                                 2013        2012        2011
                                                                                               ---------  ----------  ----------
COMMON STOCK
Balance as of beginning-of-year                                                                $ 10,620   $  10,605   $  10,585

Stock compensation/issued for benefit plans                                                          16          15          10

Capital contribution from Lincoln National Corporation                                               --          --          10

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                            10,636      10,620      10,605

                                                                                               ---------  ----------  ----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                   2,089       1,532       2,069

Net income (loss)                                                                                 1,329       1,162         263

Dividends declared                                                                                 (640)       (605)       (800)

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             2,778       2,089       1,532

                                                                                               ---------  ----------  ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                   3,860       2,820         965

Other comprehensive income (loss), net of tax                                                    (2,430)      1,040       1,855

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             1,430       3,860       2,820

                                                                                               ---------  ----------  ----------
                Total stockholder's equity as of end-of-year                                   $ 14,844   $  16,569   $  14,957

                                                                                               =========  ==========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                     FOR THE YEARS ENDED
                                                                                                        DECEMBER 31,
                                                                                             -----------------------------------
                                                                                               2013         2012         2011
                                                                                             ----------  -----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $   1,329   $    1,162   $     263

Adjustments to reconcile net income (loss) to net cash provided by (used in)
   operating activities:
   Deferred acquisition costs, value of business acquired, deferred sales inducements
     and deferred front-end loads deferrals and interest, net of amortization                     (539)        (283)       (151)

   Trading securities purchases, sales and maturities, net                                         131          202          86

   Change in premiums and fees receivable                                                          (42)          27         (75)

   Change in accrued investment income                                                             (16)         (37)        (45)

   Change in future contract benefits and other contract holder funds                             (232)      (1,277)      1,241

   Change in reinsurance related assets and liabilities                                             68        1,438         405

   Change in federal income tax accruals                                                           437          208         111

   Realized (gain) loss                                                                            (57)         123         250

   (Income) loss attributable to equity method investments                                         (86)        (125)        (90)

   Amortization of deferred gain on business sold through reinsurance                              (69)         (77)       (110)

   Impairment of intangibles                                                                        --           --         744

   Change in cash management agreement investment                                                  (29)        (359)         60

   Other                                                                                             1           53         (72)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) operating activities                                           896        1,055       2,617

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                     (11,002)     (11,021)    (10,359)

Sales of available-for-sale securities                                                             954        1,098       1,331

Maturities of available-for-sale securities                                                      5,952        5,757       5,055

Purchases of other investments                                                                  (2,481)      (2,112)     (4,434)

Sales or maturities of other investments                                                         2,494        2,009       2,784

Increase (decrease) in payables for collateral on investments                                   (1,256)         374       2,035

Proceeds (outflows) from reinsurance ceded, recaptured and novated                                 (22)          35         204

Other                                                                                              (95)        (130)       (114)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) investing activities                                        (5,456)      (3,990)     (3,498)

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt                                                                         311           --          --

Increase (decrease) in short-term debt                                                              23           18          --

Deposits of fixed account values, including the fixed portion of variable                       10,466       10,667      10,925

Withdrawals of fixed account values, including the fixed portion of variable                    (5,230)      (5,618)     (4,976)

Transfers to and from separate accounts, net                                                    (3,001)      (2,091)     (2,324)

Common stock issued for benefit plans and excess tax benefits                                      (17)          (2)         (4)

Dividends paid to stockholder                                                                     (640)        (605)       (800)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) financing activities                                         1,912        2,369       2,821

                                                                                             ----------  -----------  ----------
Net increase (decrease) in cash and invested cash                                               (2,648)        (566)      1,940

Cash and invested cash, as of beginning-of-year                                                  3,278        3,844       1,904

                                                                                             ----------  -----------  ----------
     Cash and invested cash, as of end-of-year                                               $     630   $    3,278   $   3,844

                                                                                             ==========  ===========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").
  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.



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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)


AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;
  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.


When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)


maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.



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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of universal life ("UL") insurance, variable UL ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)


amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit

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ACCOUNTING POLICIES (CONTINUED)


is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, other prepaid expenses and deferred losses on business sold through reinsurance. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed a reinsurance transaction in 2012 whereby we ceded a closed block of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC. We are recognizing the loss related to this transaction over a period of 30 years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $62 million, $71 million and $79 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company. We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contacts with secondary guarantees to LNBAR. We are recognizing the gains related to these transactions over a period of 30 years.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES
Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.


STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSE
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.



--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 6.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 14.

DERIVATIVES AND HEDGING TOPIC
In July 2013, the FASB issued ASU No. 2013-10, "Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes" ("ASU 2013-10"), which permits the Fed Funds Effective Swap Rate to be used as a benchmark interest rate for hedge accounting purposes under the FASB ASC in addition to interest rates on direct Treasury obligations of the U.S. government and the LIBOR swap rate. We adopted the amendments in ASU 2013-10 prospectively for qualifying new or designated hedging relationships entered into, on, or after July 17, 2013. The adoption of ASU 2013-10 did not have an effect on our consolidated financial condition and results of operation.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.


INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our consolidated financial statements.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES
In January 2014, the FASB issued ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects" ("ASU 2014-01") in response to stakeholders' feedback that the presence of certain conditions in order to apply the effective yield method to investments in qualified affordable housing projects may be overly restrictive and could result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investments. ASU 2014-01 allows entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The conditions in ASU 2014-01 have been modified from the current GAAP requirements allowing for the application of the effective yield method, to enable more entities to make use of the proportional amortization method. The decision to apply the proportional amortization method should be applied consistently to all investments in qualified affordable housing projects rather than on an individual investment basis. The amendments in this ASU are to be applied retrospectively for interim and annual reporting periods beginning after December 15, 2014; however, a reporting entity that uses the effective yield method to account for investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those preexisting investments. We will adopt the requirements of ASU 2014-01 effective January 1, 2015, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our consolidated financial condition and results of operations.



--------------------------------------------------------------------------------
3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS


REINSURANCE CEDED TO LNBAR
We completed reinsurance transactions during the second, third and fourth quarters of 2013 whereby we ceded blocks of business to LNBAR, a wholly-owned subsidiary of LNC, that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL ("SUL") business. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

ASSETS
Cash and invested cash.......................................    $ (22)
Deferred acquisition costs and value of business
   acquired..................................................      (65)
Reinsurance recoverables.....................................       76
                                                                 ------
   Total assets..............................................    $ (11)
                                                                 ======
LIABILITIES
Other contract holder funds..................................    $  (7)
Deferred gain on business sold through reinsurance...........       18
Other liabilities............................................      (22)
                                                                 ------
   Total liabilities.........................................    $ (11)
                                                                 ======

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.....................................   $  (32)
Deferred acquisition costs and value of business
   acquired................................................     (148)
Reinsurance recoverables...................................      547
                                                              -------
   Total assets............................................   $  367
                                                              =======
LIABILITIES
Other contract holder funds................................   $  (44)
Deferred gain on business sold through reinsurance.........     (233)
Funds withheld reinsurance liabilities.....................      676
Other liabilities..........................................      (32)
                                                              -------
   Total liabilities.......................................   $  367
                                                              =======

REINSURANCE RECAPTURED FROM LNBAR
During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

ASSETS
Cash and invested cash......................................   $  119
Other assets................................................      (34)
                                                               -------
   Total assets.............................................   $   85
                                                               =======
LIABILITIES
Reinsurance related embedded derivatives....................   $   39
Other liabilities...........................................       45
                                                               -------
   Total liabilities........................................   $   84
                                                               =======
REVENUES AND EXPENSES
Benefits....................................................   $  290
Commissions and other expenses..............................     (289)
                                                               -------
   Net income (loss)........................................   $    1
                                                               =======

During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2011:

ASSETS
Cash.......................................................   $  204
Deferred acquisition costs.................................      243
                                                              -------
   Total assets............................................   $  447
                                                              =======
LIABILITIES
Future contract benefits...................................   $  613
Other contract holder funds................................       18
Funds withheld reinsurance liabilities.....................     (300)
Deferred gain on business sold through reinsurance.........      106
Other liabilities..........................................        4
                                                              -------
   Total liabilities.......................................   $  441
                                                              =======
REVENUES AND EXPENSES
Amortization of deferred gain on business
   sold through reinsurance:
Write-off of unamortized deferred gain.....................   $   34
Benefits...................................................      (24)
Federal income tax expense.................................       (4)
                                                              -------
   Net income..............................................   $    6
                                                              =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS (CONTINUED)



REINSURANCE NOVATED FROM LINCOLN REINSURANCE COMPANY OF VERMONT II ("LRCVII") TO LNBAR
During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.......................................  $   (52)
                                                               --------
   Total assets..............................................  $   (52)
                                                               ========
LIABILITIES
Reinsurance related embedded derivatives.....................  $   (18)
Deferred gain on business sold through reinsurance...........        8
Long-term debt...............................................     (500)
Funds withheld reinsurance liabilities.......................      500
Other liabilities............................................      (16)
                                                               --------
   Total liabilities.........................................  $   (26)
                                                               ========
REVENUE AND EXPENSES
Net investment income........................................  $   (13)
Benefits.....................................................       13
                                                               --------
   Net Income................................................  $   (26)
                                                               ========



CAPITAL CONTRIBUTIONS
On December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                 --------------------
                                                 2011          2011
                                                 -----         -----
                                                 LIAC          OTHER
                                                 -----         -----
Cash and invested cash......................      $ 1          $ --
Other assets................................        9            --
Other liabilities...........................       (5)            5
                                                 -----         -----
   Total(1).................................      $ 5          $  5
                                                 =====         =====

-------------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity



--------------------------------------------------------------------------------
4. VARIABLE INTEREST ENTITIES


CONSOLIDATED VIES

CREDIT-LINKED NOTES ("CLNS")
We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2013:

                                               AMOUNT AND
                                            DATE OF ISSUANCE
                                       -----------------------------
                                           $400           $200
                                         DECEMBER         APRIL
                                           2006           2007
                                       --------------  -------------
Original attachment point
   (subordination)..................           5.50%          2.05%
Current attachment point
   (subordination)..................           4.17%          1.48%
Maturity............................     12/20/2016      3/20/2017
Current rating of tranche...........            BB+            Ba2
Current rating of underlying
   collateral pool..................         Aa1-B1       Aaa-Caa2
Number of defaults in underlying
   collateral pool..................              2              2
Number of entities..................            124             99
Number of countries.................             20             21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


The following summarizes the exposure of the CLN structures' underlying reference portfolios by industry and rating as of December 31, 2013:

                                                           AAA    AA       A     BBB     BB     B     CCC   TOTAL
                                                          -----  ------  -----  ------  -----  ----  -----  ------
INDUSTRY
Financial intermediaries..............................    0.0%    2.1%    6.7%   1.7%   0.0%   0.0%  0.0%    10.5%
Telecommunications....................................    0.0%    0.0%    4.0%   5.5%   1.5%   0.0%  0.0%    11.0%
Oil and gas...........................................    0.3%    2.1%    1.0%   4.6%   0.0%   0.0%  0.0%     8.0%
Utilities.............................................    0.0%    0.0%    2.6%   1.9%   0.0%   0.0%  0.0%     4.5%
Chemicals and plastics................................    0.0%    0.0%    2.3%   1.2%   0.3%   0.0%  0.0%     3.8%
Drugs.................................................    0.3%    2.2%    1.2%   0.0%   0.0%   0.0%  0.0%     3.7%
Retailers (except food and drug)......................    0.0%    0.0%    2.1%   0.9%   0.5%   0.0%  0.0%     3.5%
Industrial equipment..................................    0.0%    0.0%    2.6%   0.7%   0.0%   0.0%  0.0%     3.3%
Sovereign.............................................    0.0%    0.7%    1.2%   1.3%   0.0%   0.0%  0.0%     3.2%
Conglomerates.........................................    0.0%    2.3%    0.9%   0.0%   0.0%   0.0%  0.0%     3.2%
Forest products.......................................    0.0%    0.0%    0.0%   1.6%   1.4%   0.0%  0.0%     3.0%
Other.................................................    0.0%    4.1%   15.5%  17.1%   4.6%   0.7%  0.3%    42.3%
                                                          -----  ------  -----  ------  -----  ----  -----  ------
   Total..............................................    0.6%   13.5%   40.1%  36.5%   8.3%   0.7%  0.3%   100.0%
                                                          =====  ======  =====  ======  =====  ====  =====  ======


STATUTORY TRUST NOTE
In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement. Subsequently, the U.S. government bonds were redeemed on January 6, 2014. The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                          AS OF DECEMBER 31, 2013                     AS OF DECEMBER 31, 2012
                                                  --------------------------------------     ---------------------------------------
                                                     NUMBER                                     NUMBER
                                                       OF          NOTIONAL     CARRYING          OF          NOTIONAL      CARRYING
                                                   INSTRUMENTS      AMOUNTS       VALUE       INSTRUMENTS      AMOUNTS        VALUE
                                                  ------------     --------     --------     ------------     --------     ---------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loans..............        N/A          $  --         $ 595           N/A          $   --        $ 598
   U.S. government bonds.......................        N/A             --           102           N/A              --          110
Excess mortality swap..........................         --             --            --             1             100           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total assets(1)..........................         --          $  --         $ 697             1          $  100        $ 708
                                                  ------------     --------     --------     ------------     --------     ---------
LIABILITIES
Non-qualifying hedges:
   Credit default swaps........................          2          $ 600         $  27             2          $  600        $ 128
   Contingent forwards.........................          2             --            --             2              --           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total liabilities(2).....................          4          $ 600         $  27             4          $  600        $ 128
                                                  ============     ========     ========     ============     ========     =========

-------------
(1) Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2013.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                              --------------------
                                              2013          2012
                                              -----         ------
NON-QUALIFYING HEDGES
Credit default swaps......................    $ 101         $ 166
Contingent forwards.......................       --            (3)
                                              -----         ------
   Total non-qualifying hedges(1).........    $ 101         $ 163
                                              =====         ======

-------------
(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS, CLOs and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs. We receive returns from the LPs in the form of income tax credits that are guaranteed by creditworthy third parties, and our exposure to loss is limited to the capital we invest in the LPs. We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs. Our maximum exposure to loss was $77 million and $92 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
5. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                AS OF DECEMBER 31, 2013
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  65,423   $ 4,247    $ 1,141   $  88    $ 68,441
U.S. government bonds........................................................           314        25         14      --         325
Foreign government bonds.....................................................           498        45          1      --         542
RMBS.........................................................................         3,939       244          9      30       4,144
CMBS.........................................................................           686        33          4      17         698
CLOs.........................................................................           232        --          1       6         225
State and municipal bonds....................................................         3,549       302         27      --       3,824
Hybrid and redeemable preferred securities...................................           944        86         51      --         979
VIEs' fixed maturity securities..............................................           682        15         --      --         697
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        76,267     4,997      1,248     141      79,875
Equity securities............................................................           182        19         --      --         201
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  76,449   $ 5,016    $ 1,248   $ 141    $ 80,076
                                                                                 ==========   =======    =======   =====    ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                                AS OF DECEMBER 31, 2012
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  59,127   $ 7,977    $   216   $ 104    $ 66,784
U.S. government bonds........................................................           339        54         --      --         393
Foreign government bonds.....................................................           549        91         --      --         640
RMBS.........................................................................         5,494       449          3      57       5,883
CMBS.........................................................................           925        63         14      19         955
CLOs.........................................................................           189         2          3       8         180
State and municipal bonds....................................................         3,455       795          7      --       4,243
Hybrid and redeemable preferred securities...................................         1,143       103         70      --       1,176
VIEs' fixed maturity securities..............................................           677        31         --      --         708
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        71,898     9,565        313     188      80,962
Equity securities............................................................           137        22          2      --         157
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  72,035   $ 9,587    $   315   $ 188    $ 81,119
                                                                                 ==========   =======    =======   =====    ========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------    ---------
Due in one year or less.........................................................     $  2,481      $  2,550
Due after one year through five years...........................................       14,097        15,229
Due after five years through ten years..........................................       24,400        25,312
Due after ten years.............................................................       30,432        31,717
                                                                                     ---------    ---------
   Subtotal.....................................................................       71,410        74,808
                                                                                     ---------    ---------
MBS.............................................................................        4,625         4,842
CLOs............................................................................          232           225
                                                                                     ---------    ---------
      Total fixed maturity AFS securities.......................................     $ 76,267      $ 79,875
                                                                                     =========    =========

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $  16,620     $ 1,004     $  1,233      $ 225       $ 17,853      $ 1,229
U.S. government bonds.................................          151          14           --         --            151           14
Foreign government bonds..............................           69           1           --         --             69            1
RMBS..................................................          455          15          259         24            714           39
CMBS..................................................          109           7           43         14            152           21
CLOs..................................................          136           3           50          4            186            7
State and municipal bonds.............................          359          20           24          7            383           27
Hybrid and redeemable preferred securities............           58           6          195         45            253           51
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity AFS securities.............    $  17,957     $ 1,070     $  1,804      $ 319       $ 19,761      $ 1,389
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                        1,449
                                                                                                                          ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                    AS OF DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $   2,814     $   142     $    918      $ 178       $  3,732      $   320
RMBS..................................................          253          36          196         24            449           60
CMBS..................................................           63          16          104         17            167           33
CLOs..................................................           10           8           53          3             63           11
State and municipal bonds.............................           64           1           24          6             88            7
Hybrid and redeemable preferred securities............           71           3          281         67            352           70
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity securities.................        3,275         206        1,576        295          4,851          501
Equity securities.....................................            7           2           --         --              7            2
                                                        -----------   -----------   --------   -----------    --------    ----------
         Total AFS securities.........................    $   3,282     $   208     $  1,576      $ 295       $  4,858      $   503
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                          617
                                                                                                                          ==========

For information regarding our investments in VIEs, see Note 4.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1. Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,198       $ 1,087         $ 111
AFS securities backed by pools of commercial mortgages.............................           193           169            24
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,391       $ 1,256         $ 135
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $    871       $   774         $  97
AFS securities backed by pools of commercial mortgages.............................            29            23             6
                                                                                        ----------      -------      ----------
   Total...........................................................................      $    900       $   797         $ 103
                                                                                        ==========      =======      ==========

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,128       $   935         $ 193
AFS securities backed by pools of commercial mortgages.............................           225           183            42
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,353       $ 1,118         $ 235
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $  1,119       $   926         $ 193
AFS securities backed by pools of commercial mortgages.............................            52            36            16
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,171       $   962         $ 209
                                                                                        ==========      =======      ==========

For the years ended December 31, 2013 and 2012, we recorded OTTI for AFS securities backed by pools of residential and commercial mortgages of $21 million and $103 million, pre-tax, respectively, and before associated amortization expense for DAC, VOBA, DSI and DFEL, of which $ (46) million and $
(45) million, respectively, was recognized in OCI and $67 million and $148 million, respectively, was recognized in net income (loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $   1     $   --      $  --            4
Six months or greater, but less than nine months..................................         7          3         --            1
Nine months or greater, but less than twelve months...............................        56         18         --            4
Twelve months or greater..........................................................       340         89         81           92
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 404     $  110      $  81          101
                                                                                       =====     ======      =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $  34     $    9      $   1           14
Nine months or greater, but less than twelve months...............................        15         10         --            3
Twelve months or greater..........................................................       385        175        125          131
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 434     $  194      $ 126          148
                                                                                       =====     ======      =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $886 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012      2011
                                           -------  --------  ------
Balance as of beginning-of-year..........  $  402   $   380   $ 309
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized............      37        98      54
      Credit losses on securities for
        which an OTTI was
        previously recognized............      40        59      68
   Decreases attributable to:
      Securities sold....................    (101)     (135)    (51)
                                           -------  --------  ------
        Balance as of end-of-year........  $  378   $   402   $ 380
                                           =======  ========  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.



Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

                                                                                               AS OF DECEMBER 31, 2013
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 252      $ 18       $  48      $ 222     $ 126
RMBS.......................................................................         513        17          17        513       175
CMBS.......................................................................          34         3          12         25        77
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 799      $ 38       $  77      $ 760     $ 378
                                                                                ==========   ======  ==========    ======   ========

                                                                                               AS OF DECEMBER 31, 2012
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 285      $  4       $  95      $ 194     $  99
RMBS.......................................................................         588        20          38        570       219
CMBS.......................................................................          39         1          16         24        84
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 912      $ 25       $ 149      $ 788     $ 402
                                                                                ==========   ======  ==========    ======   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                --------    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................   $  1,683    $  1,817
U.S. government bonds........................        272         310
Foreign government bonds.....................         24          32
RMBS.........................................        152         188
CMBS.........................................          7          17
CLOs.........................................          2           4
State and municipal bonds....................         20          25
Hybrid and redeemable preferred
   securities................................         30          42
                                                --------    --------
      Total fixed maturity securities........      2,190       2,435
Equity Securities............................         --           2
                                                --------    --------
        Total trading securities.............   $  2,190    $  2,437
                                                ========    ========

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2013, 2012 and 2011, was $(166) million, $53 million and $115 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 32% and 31% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                ---------------------
                                                  2013        2012
                                                ---------   ---------
Current......................................   $  7,026    $  6,791
Valuation allowance associated with
   impaired mortgage loans on
   real estate...............................         (3)         (6)
Unamortized premium (discount)...............          6           7
                                                ---------   ---------
   Total carrying value......................   $  7,029    $  6,792
                                                =========   =========



The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Number of impaired mortgage loans
   on real estate...........................       3              4
                                                =====          =====
Principal balance of impaired mortgage
   loans on real estate.....................    $ 27           $ 38
Valuation allowance associated with
   impaired mortgage loans on
   real estate..............................      (3)            (6)
                                                -----          -----
   Carrying value of impaired
      mortgage loans on real estate.........    $ 24           $ 32
                                                =====          =====

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Balance as of beginning-of-year..............    $ 6            $ 3
   Additions.................................      3              4
   Charge-offs, net of recoveries............     (6)            (1)
                                                -----          -----
      Balance as of end-of-year..............    $ 3            $ 6
                                                =====          =====

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -----------------------
                                           2013      2012     2011
                                           -----    -----     ----
Average carrying value for
   impaired mortgage loans on
   real estate..........................   $ 30      $ 17     $ 15
Interest income recognized on
   impaired mortgage loans on
   real estate..........................      2         1        1
Interest income collected on
   impaired mortgage loans on
   real estate..........................      2         1        1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------      --------
Less than 65%.....................................    $ 5,892        83.9%          1.79        $  5,526        81.3%         1.68
65% to 74%........................................        736        10.4%          1.42             869        12.8%         1.39
75% to 100%.......................................        363         5.2%          0.83             350         5.2%         0.82
Greater than 100%.................................         35         0.5%          0.78              46         0.7%         0.79
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............    $ 7,026       100.0%                      $  6,791       100.0%
                                                     =========     =========                   ==========     ========



ALTERNATIVE INVESTMENTS

As of December 31, 2013 and 2012, alternative investments included investments in 121 and 98 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   --------------------------------
                                     2013        2012        2011
                                   ---------   ---------   --------
Fixed maturity AFS
   securities...................    $ 3,876    $  3,813    $ 3,724
Equity AFS securities...........          6           6          5
Trading securities..............        130         138        145
Mortgage loans on
   real estate..................        377         381        392
Real estate.....................          5          11         18
Standby real estate equity
   commitments..................         --          --          1
Policy loans....................        153         163        161
Invested cash...................          3           4          3
Commercial mortgage loan
   prepayment and bond
   make-whole premiums..........        107          39         75
Alternative investments.........         86         125         90
Consent fees....................          4           3          3
Other investments...............          4          (5)        --
                                   ---------   ---------   --------
   Investment income............      4,751       4,678      4,617
Investment expense..............       (190)       (127)      (127)
                                   ---------   ---------   --------
      Net investment income.....    $ 4,561    $  4,551    $ 4,490
                                   =========   =========   ========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
Fixed maturity AFS securities:
   Gross gains....................    $  20      $   14     $   84
   Gross losses...................      (89)       (187)      (218)
Equity AFS securities:
   Gross gains....................        8           1         10
   Gross losses...................       (2)         (9)        --
Gain (loss) on other
   investments....................        6          15         27
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds..........      (27)          2         (9)
                                      ------     -------    -------
      Total realized gain (loss)
        related to certain
        investments...............    $ (84)     $ (164)    $ (106)
                                      ======     =======    =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds................    $ (34)     $  (62)    $  (13)
   RMBS...........................      (28)        (50)       (76)
   CMBS...........................      (14)        (47)       (56)
   CLOs...........................       (1)         (2)        (1)
   Hybrid and redeemable
      preferred securities........       --          --         (2)
                                      ------     -------    -------
      Total fixed maturity
        securities................      (77)       (161)      (148)
Equity securities.................       (1)         (8)        --
                                      ------     -------    -------
        Gross OTTI recognized
           in net income (loss)...      (78)       (169)      (148)
        Associated amortization
           of DAC, VOBA, DSI,
           and DFEL...............       13          30         30
                                      ------     -------    -------
           Net OTTI recognized
              in net income
              (loss), pre-tax.....    $ (65)     $ (139)    $ (118)
                                      ======     =======    =======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  11      $  118     $   54
Change in DAC, VOBA,
   DSI and DFEL...................       (1)        (15)       (12)
                                      ------     -------    -------
   Net portion of OTTI
      recognized in OCI, pre-tax..    $  10      $  103     $   42
                                      ======     =======    =======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.



Credit ratings express opinions about the credit quality of a security. Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2013 and 2012, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.9 billion, and a fair value of $2.9 billion. As of December 31, 2013 and 2012, 94% and 93%, respectively, of the fair value of our CLO portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our CLO portfolio rated below investment grade had an amortized cost of $16 million and $21 million, respectively, and fair value of $13 million. Based upon the analysis discussed above, we believed as of December 31, 2013 and 2012, that we would recover the amortized cost of each investment grade corporate bond and CLO security.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                  CARRYING         FAIR      CARRYING         FAIR
                                                                                    VALUE          VALUE       VALUE          VALUE
                                                                                  ---------       -------   ---------       --------
Collateral payable held for derivative investments(1)...........................   $   264        $   264    $ 2,507        $  2,507
Securities pledged under securities lending agreements(2).......................       184            178        197             189
Securities pledged under repurchase agreements(3)...............................       530            553        280             294
Securities pledged for Term Asset-Backed Securities Loan Facility ("TALF")(4)...        36             49         37              52
Investments pledged for Federal Home Loan Bank of Indianapolis
   ("FHLBI")(5).................................................................     1,851          3,127      1,100           1,936
                                                                                  ---------       -------   ---------       --------
   Total payables for collateral on investments.................................   $ 2,865        $ 4,171    $ 4,121        $  4,978
                                                                                  =========       =======   =========       ========

-------------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.


For information related to balance sheet offsetting of our securities lending and repurchase agreements, see Note 6.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    -------------------------------
                                      2013        2012       2011
                                    ---------   --------   --------
Collateral payable held for
   derivative investments........   $ (2,243)   $  (487)   $ 2,141
Securities pledged under
   securities lending
   agreements....................        (13)        (3)         1
Securities pledged under
   repurchase agreements.........        250         --         --
Securities pledged for TALF......         (1)      (136)      (107)
Investments pledged for
   FHLBI.........................        751      1,000         --
                                    ---------   --------   --------
   Total increase (decrease) in
      payables for collateral on
      investments................   $ (1,256)   $   374    $ 2,035
                                    =========   ========   ========



INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $868 million, which included $411 million of LPs, $372 million of private placement securities and $85 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.5 billion and $3.6 billion, or 3% and 4%, respectively, of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.7 billion and $2.2 billion, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 and 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.5 billion and $8.4 billion, respectively, or 9% of our invested assets portfolio, and our investment securities in the banking industry with a fair value of $4.8 billion and $5.3 billion, respectively, or 5% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
6. DERIVATIVE INSTRUMENTS


We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES
We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS
We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES
We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.



CREDIT DEFAULT SWAPS -- SELLING PROTECTION
We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.



We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2013                AS OF DECEMBER 31, 2012
                                                      -------------------------------------  -------------------------------------
                                                      NOTIONAL            FAIR VALUE         NOTIONAL            FAIR VALUE
                                                                    -----------------------                 ----------------------
                                                       AMOUNTS        ASSET       LIABILITY   AMOUNTS        ASSET       LIABILITY
                                                      --------      --------      ---------  ---------      -------      ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1).......................  $  2,876      $    160      $   149    $  2,001       $   353      $    224
   Foreign currency contracts(1)....................       615            32           46         420            39            26
                                                      --------      --------      ---------  ---------      -------      ---------
      Total cash flow hedges........................     3,491           192          195       2,421           392           250
                                                      --------      --------      ---------  ---------      -------      ---------
NON-QUALIFYING HEDGES
Interest rate contracts(1)..........................    44,620           214          744      35,539         1,030           474
Foreign currency contracts(1).......................       102            --           --          48            --            --
Equity market contracts(1)..........................    19,804           956          192      19,744         1,734           170
Equity collar(1)....................................        --            --           --           9             1            --
Credit contracts(2).................................       126            --            2         149            --            11
Embedded derivatives:
      GLB reserves(3)...............................        --         1,244           --          --            --            --
      GLB reserves(2)...............................        --            --        1,244          --            --           909
   Reinsurance related(4)...........................        --           159           --          --            --           184
   Indexed annuity and universal life contracts(5)..        --            --        1,048          --            --           732
                                                      --------      --------      ---------  ---------      -------      ---------
           Total derivative instruments.............  $ 68,143      $  2,765      $ 3,425    $ 57,910       $ 3,157      $  2,730
                                                      ========      ========      =========  =========      =======      =========

-------------
(1) Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other liabilities on our Consolidated Balance Sheets.
(3)  Reported in other assets on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                          REMAINING LIFE AS OF DECEMBER 31, 2013
                                                     -------------------------------------------------------------------------------
                                                      LESS THAN        1 - 5        6 - 10        11 - 30      OVER 30
                                                       1 YEAR          YEARS         YEARS         YEARS        YEARS         TOTAL
                                                     ----------     ---------      --------      --------     --------      --------
Interest rate contracts(1).....................      $   4,343      $  23,124      $ 10,697      $  9,332       $ --        $ 47,496
Foreign currency contracts(2)..................            175            110           305           127         --             717
Equity market contracts........................         10,864          3,573         5,344            21          2          19,804
Credit contracts...............................             --            126            --            --         --             126
                                                     ----------     ---------      --------      --------     --------      --------
           Total derivative instruments with
             notional amounts..................      $  15,382      $  26,933      $ 16,346      $  9,480       $  2        $ 68,143
                                                     ==========     =========      ========      ========     ========      ========

-------------
(1) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                          --------------------------
                                           2013      2012     2011
                                          -------   -------   ------
UNREALIZED GAIN (LOSS)
   ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year.........  $  101    $  132    $ (14)
Other comprehensive income (loss):
   Unrealized holding gains (losses)
      arising during the year:
      Cash flow hedges:
        Interest rate contracts.........    (126)      (41)     201
        Foreign currency contracts......     (24)      (22)       3
   Change in foreign currency
      exchange rate adjustment..........     (19)      (12)       7
   Change in DAC, VOBA, DSI and
      DFEL..............................       5        14        1
   Income tax benefit (expense).........      57        20      (74)
   Less:
      Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate contracts(1)...     (21)      (21)     (15)
           Foreign currency
              contracts(1)..............       3         3        2
   Associated amortization of DAC,
      VOBA, DSI and DFEL................       1         3        1
   Income tax benefit (expense).........       6         5        4
                                          -------   -------   ------
              Balance as of
                end-of-year.............  $    5    $  101    $ 132
                                          =======   =======   ======

-------------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).



The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                       -------------------------------
                                         2013       2012       2011
                                       ---------  ---------  ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)........  $    (21)  $    (22)  $    (15)
   Foreign currency contracts(1).....         3          3          2
                                       ---------  ---------  ---------
      Total cash flow hedges.........       (18)       (19)       (13)
                                       ---------  ---------  ---------
NON-QUALIFYING HEDGES
Interest rate contracts(2)...........      (998)        26      1,100
Foreign currency contracts(2)........        (4)        (8)       (12)
Equity market contracts(2)...........    (1,306)    (1,014)       315
Equity market contracts(3)...........        37       (362)        26
Credit contracts(2)..................         9          2         (7)
Embedded derivatives:
   Reinsurance related(2)............       352        (50)       (47)
   GLB reserves(2)...................    (2,153)        --         --
   GLB reserves(2)...................     2,153      1,308     (1,809)
   Indexed annuity and universal
      life contracts(2)..............      (356)      (136)         5
                                       ---------  ---------  ---------
              Total derivative
                instruments..........  $ (2,284)  $   (253)  $   (442)
                                       =========  =========  =========

-------------
(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                           2013      2012     2011
                                           ------   ------    -----
Gain (loss) recognized as a
   component of OCI with the offset
   to net investment income.............   $ (18)   $ (18)    $(13)

As of December 31, 2013, $23 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2013 and 2012, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                                            AS OF DECEMBER 31, 2013
-------------------------------------------------------------------------------------------------------------------------------

                                                        CREDIT RATING                                               MAXIMUM
                      REASON FOR        NATURE OF       OF UNDERLYING         NUMBER OF                            POTENTIAL
   MATURITY            ENTERING         RECOURSE        OBLIGATION(1)        INSTRUMENTS       FAIR VALUE(2)        PAYOUT
---------------       ----------       ----------       -------------       ------------       -------------      ----------
12/20/2016(3)             (4)              (5)              BBB-                  3               $  (1)            $  68
03/20/2017(3)             (4)              (5)              BBB-                  3                  (1)               58
                                                                            ------------       -------------      ----------
                                                                                  6               $  (2)            $ 126
                                                                            ============       =============      ==========

                                                           AS OF DECEMBER 31, 2012
-------------------------------------------------------------------------------------------------------------------------------

                                                          CREDIT RATING                                                MAXIMUM
                      REASON FOR         NATURE OF        OF UNDERLYING         NUMBER OF                             POTENTIAL
   MATURITY            ENTERING          RECOURSE         OBLIGATION(1)        INSTRUMENTS        FAIR VALUE(2)        PAYOUT
--------------        ----------         ---------        -------------        -----------        -------------       ---------
12/20/2016(3)             (4)               (5)               BBB-                  3                $  (4)             $  68
03/20/2017(3)             (4)               (5)               BBB-                  4                   (7)                81
                                                                               -----------        -------------       ---------
                                                                                    7                $ (11)             $ 149
                                                                               ===========        =============       =========

-------------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of our credit default swaps.
(3) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.


Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions), were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
Maximum potential payout.......................   $ 126       $  149
Less:
   Counterparty thresholds.....................      --           --
                                                  -----       ------
      Maximum collateral potentially
        required to post.......................   $ 126       $  149
                                                  =====       ======

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post $2 million as of December 31, 2013, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2013, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2013, our exposure was $50 million.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                   AS OF DECEMBER 31, 2013     AS OF DECEMBER 31, 2012
                  ------------------------    ------------------------
                  COLLATERAL    COLLATERAL    COLLATERAL    COLLATERAL
                   POSTED BY     POSTED BY     POSTED BY     POSTED BY
       S&P         COUNTER-         LNL        COUNTER-         LNL
     CREDIT          PARTY       (HELD BY        PARTY       (HELD BY
    RATING OF      (HELD BY      COUNTER-      (HELD BY      COUNTER-
  COUNTERPARTY       LNL)         PARTY)         LNL)         PARTY)
 -------------    ----------    ----------    ----------    ----------
       AA            $  --        $   --        $    41        $  --
       AA-              34           (10)            58           --
       A+               19            --            551           --
        A              228          (183)           762          (68)
       A-              207          (123)         1,113           --
      BBB+              79            --             --           --
       BBB              --            --              4           --
                  ----------    ----------    ----------    ----------
                     $ 567        $ (316)       $ 2,529        $(68)
                  ==========    ==========    ==========    ==========


BALANCE SHEET OFFSETTING

Information related to our derivative instruments, securities lending transactions and repurchase agreements and the effects of offsetting on our Consolidated Balance Sheets (in millions) were as follows:

                                                                                             AS OF DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  1,170        $ 1,403        $     --      $  2,573
Gross amounts offset......................................................        (553)            --              --          (553)
Net amount of assets......................................................         617          1,403              --         2,020
Gross amounts not offset:
   Cash collateral received...............................................        (251)            --              --          (251)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    366        $ 1,403        $     --      $  1,769
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $    580        $ 2,292        $  2,601      $  5,473
Gross amounts offset......................................................        (192)            --              --          (192)
Net amount of liabilities.................................................         388          2,292           2,601         5,281
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (2,601)       (2,601)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    388        $ 2,292        $     --      $  2,680
                                                                             ===========    ===========    ============    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)



                                                                                             AS OF DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  3,156        $    --        $     --      $  3,156
Gross amounts offset......................................................        (893)            --              --          (893)
Net amount of assets......................................................       2,263             --              --         2,263
Gross amounts not offset:
   Cash collateral received...............................................      (2,461)            --              --        (2,461)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $   (198)       $    --        $     --      $   (198)
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $     11        $ 1,825        $  1,614      $  3,450
Gross amounts offset......................................................          --             --              --            --
Net amount of liabilities.................................................          11          1,825           1,614         3,450
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (1,614)       (1,614)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $     11        $ 1,825        $     --      $  1,836
                                                                             ===========    ===========    ============    =========


--------------------------------------------------------------------------------
7. FEDERAL INCOME TAXES


The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012       2011
                                       -----      -------    ------
Current............................    $ 211      $ (320)    $ (84)
Deferred...........................      220         664       354
                                       -----      -------    ------
   Federal income tax expense
      (benefit)....................    $ 431      $  344     $ 270
                                       =====      =======    ======

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------------
                                         2013        2012        2011
                                        ---------   ---------   ---------
Tax rate times pre-tax income........   $   616     $   527     $   186
Effect of:
   Separate account dividend
      received deduction.............      (145)       (128)       (135)
   Tax credits.......................       (35)        (34)        (46)
   Goodwill..........................        --          (2)        260
   Change in uncertain tax
      positions......................         7         (88)          7
   Other items.......................       (12)         69          (2)
                                        ---------   ---------   ---------
      Federal income tax
         expense (benefit)...........   $   431     $   344     $   270
                                        =========   =========   =========
Effective tax rate...................        24%         23%         51%
                                        =========   =========   =========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.



The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
Current.....................................   $     (8)   $     173
Deferred....................................     (2,278)      (3,391)
                                               ---------   ----------
      Total federal income tax asset
        (liability).........................   $ (2,286)   $  (3,218)
                                               =========   ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013         2012
                                               --------    ---------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds....................   $    963    $     900
Deferred gain on business sold
   through reinsurance......................         21           27
Reinsurance related embedded
   derivative asset.........................         17          141
Investments.................................        274          448
Compensation and benefit plans..............        177          141
Net operating loss..........................          4            4
Net capital loss............................         --           32
Tax credits.................................        184          205
VIE.........................................          4           36
Other.......................................         32           44
                                               --------    ---------
   Total deferred tax assets................      1,676        1,978
                                               ========    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


7. FEDERAL INCOME TAXES (CONTINUED)


                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
DEFERRED TAX LIABILITIES
DAC.........................................   $  1,954    $   1,393
VOBA........................................        409          239
Net unrealized gain on AFS securities.......      1,273        3,283
Net unrealized gain on trading securities...         86          150
Intangibles.................................        151          172
Other.......................................         81          132
                                               ---------   ----------
   Total deferred tax liabilities...........      3,954        5,369
                                               ---------   ----------
      Net deferred tax asset (liability)....   $ (2,278)   $  (3,391)
                                               =========   ==========

As of December 31, 2013, we had $11 million of net operating loss carryforwards that begin to expire in 2031. In addition, we had $102 million of alternative minimum tax credits that are not subject to expiration and $82 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $64 million and $59 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                        FOR THE
                                                      YEARS ENDED
                                                     DECEMBER 31,
                                                  ------------------
                                                  2013        2012
                                                  -----      -------
Balance as of beginning-of-year.................  $ 67       $  275
   Decreases for prior year tax positions.......    --         (145)
   Increases for current year tax positions.....     8            3
   Decreases for settlements with taxing
      authorities...............................    --           (2)
   Decreases for lapse of statute of
      limitations...............................    --          (64)
                                                  -----      -------
        Balance as of end-of-year...............  $ 75       $   67
                                                  =====      =======



We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $2 million, $(78) million and $8 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $13 million and $11 million as of December 31, 2013 and 2012, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. We believe a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. We do not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


-----------------------------------------------------------------------------
8. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 6,030   $ 5,887   $ 6,029
   Business acquired (sold)
      through reinsurance............      (67)     (126)      184
   Deferrals.........................    1,559     1,294     1,368
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (795)     (760)     (666)
      Unlocking......................       42       (71)     (130)
   Adjustment related to realized
      (gains) losses.................      (49)      (49)      (39)
   Adjustment related to
      unrealized (gains) losses......      970      (145)     (859)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 7,690   $ 6,030   $ 5,887
                                       ========  ========  ========

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $   702   $ 1,055   $ 1,378
   Business acquired (sold)
      through reinsurance............        3       (20)       12
   Deferrals.........................       13        12        20
   Amortization:
      Amortization, excluding
        unlocking....................     (179)     (225)     (279)
      Unlocking......................      (52)      (23)      174
   Accretion of interest(1)..........       68        73        78
   Adjustment related to realized
      (gains) losses.................       (1)        9        (6)
   Adjustment related to
      unrealized (gains) losses......      615      (179)     (322)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,169   $   702   $ 1,055
                                       ========  ========  ========

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $85
2015.........................................   78
2016.........................................   72
2017.........................................   68
2018.........................................   68



Changes in DSI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                       2013        2012       2011
                                       ------     ------     ------
Balance as of beginning-of-year......  $ 296      $ 309      $ 324
   Deferrals.........................     10         39         39
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...    (41)       (43)       (36)
      Unlocking......................      8         14         (2)
   Adjustment related to realized
      (gains) losses.................     (3)        (5)        (3)
   Adjustment related to
      unrealized (gains) losses......     40        (18)       (13)
                                       ------     ------     ------
        Balance as of end-of-year....  $ 310      $ 296      $ 309
                                       ======     ======     ======

Changes in DFEL (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 1,342   $ 1,360   $ 1,472
   Business acquired (sold)
      through reinsurance............       (7)      (44)       18
   Deferrals.........................      319       348       544
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (210)     (206)     (160)
      Unlocking......................      (14)      (69)       31
   Adjustment related to realized
      (gains) losses.................       (8)       (5)       (8)
   Adjustment related to
      unrealized (gains) losses......      477       (42)     (537)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,899   $ 1,342   $ 1,360
                                       ========  ========  ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
9. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013       2012       2011
                                      ---------  ---------  ---------
Direct insurance premiums
   and fee income...................  $  7,707   $  7,099   $  6,735
Reinsurance assumed.................        19         18         21
Reinsurance ceded...................    (1,505)    (1,287)    (1,511)
                                      ---------  ---------  ---------
   Total insurance premiums
      and fee income................  $  6,221   $  5,830   $  5,245
                                      =========  =========  =========
Direct insurance benefits...........  $  5,346   $  4,717   $  4,828
Reinsurance recoveries netted
   against benefits.................    (1,733)    (1,778)    (2,624)
                                      ---------  ---------  ---------
   Total benefits...................  $  3,613   $  2,939   $  2,204
                                      =========  =========  =========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

We reinsure 27% to 33% of the mortality risk on newly issued non-term life insurance contracts and 20% to 25% of total mortality risk including term insurance contracts under our reinsurance program. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $742 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $5.8 billion and $8.3 billion as of December 31, 2013 and 2012, respectively. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.2 billion and $3.4 billion as of December 31, 2013 and 2012, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2013, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2013, included $1.5 billion and $92 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2013, 2012 and 2011, we amortized $48 million, $48 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.


--------------------------------------------------------------------------------
10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    ------------     -----------     ----------
Annuities.............................................................     $ 1,040         $   (600)          $--           $   440
Retirement Plan Services..............................................          20               --            --                20
Life Insurance........................................................       2,186             (647)           --             1,539
Group Protection......................................................         274               --            --               274
Other Operations -- Media.............................................         176             (176)           --                --
                                                                         ------------    ------------     -----------     ----------
      Total goodwill..................................................     $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ============     ===========     ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    -----------      -----------     ----------
Annuities............................................................      $ 1,040         $   (600)          $--           $   440
Retirement Plan Services.............................................           20               --            --                20
Life Insurance.......................................................        2,186             (647)           --             1,539
Group Protection.....................................................          274               --            --               274
Other Operations -- Media............................................          176             (176)           --                --
                                                                         ------------    -----------      -----------     ----------
      Total goodwill.................................................      $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ===========      ===========     ==========



We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Group Protection reporting units. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................     $ 100        $ 31         $ 100         $ 27

Retirement Plan Services:
   Mutual fund contract rights(1)..............................................         5          --             5           --

Other Operations:
   FCC licenses(1).............................................................       131          --           129           --
   Other.......................................................................         4           3             4            3
                                                                                  --------   -------------  ---------  -------------
      Total....................................................................     $ 240        $ 34         $ 238         $ 30
                                                                                  ========   =============  =========  =============

-------------
(1)  No amortization recorded as the intangible asset has indefinite life.



Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2013, was as follows:

2014.................................................   $ 4
2015.................................................     4
2016.................................................     4
2017.................................................     4
2018.................................................     4
Thereafter...........................................    50


--------------------------------------------------------------------------------
11. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................   $  79,391   $  63,478
Net amount at risk(1).......................         141         392
Average attained age of contract
   holders..................................    61 YEARS    60 years
MINIMUM RETURN
Total account value.........................   $     151   $     149
Net amount at risk(1).......................          27          37
Average attained age of contract
   holders..................................    73 YEARS    73 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................   $  25,958   $  23,019
Net amount at risk(1).......................         570       1,133
Average attained age of contract
   holders..................................    68 YEARS    67 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ----------------------
                                              2013    2012     2011
                                              ------  ------  ------
Balance as of beginning-of-year.............  $ 104   $  84   $  44
   Changes in reserves......................    (10)     64      93
   Benefits paid............................    (21)    (44)    (53)
                                              ------  ------  ------
      Balance as of end-of-year.............  $  73   $ 104   $  84
                                              ======  ======  ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


11. GUARANTEED BENEFIT FEATURES (CONTINUED)



VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                             -------------------------
                                                2013          2012
                                             ------------  -----------
ASSET TYPE
Domestic equity............................  $  45,590     $  37,899
International equity.......................     17,707        14,850
Bonds......................................     23,648        21,174
Money market...............................     10,518         7,747
                                             ------------  -----------
   Total...................................  $  97,463     $  81,670
                                             ============  ===========
Percent of total variable annuity
   separate account values.................         99%           98%



SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 30% of total life insurance in-force reserves as of December 31, 2013, and 35% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT


Details underlying short-term and long-term debt (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                -------     --------
Short-Term Debt
   Short-term notes payable to LNC..........    $    51     $     28
   Current maturities of long-term debt.....         --            4
                                                -------     --------
      Total short-term debt.................    $    51     $     32
                                                =======     ========
Long-Term Debt, Excluding
   Current Portion
   1.40% note, due 2016.....................    $     4     $     --
   LIBOR + 3 bps loan, due 2017.............        250          250
   Surplus notes due LNC:
      LIBOR + 142 bps surplus note,
        due 2023............................        240           --
      9.76% surplus note, due 2024..........         50           50
      6.56% surplus note, due 2028..........        500          500
      LIBOR + 111 bps surplus note,
        due 2028............................         71           --
      LIBOR + 226 bps surplus note,
        due 2028............................        360           --
      6.03% surplus note, due 2028..........        750          750
      LIBOR + 100 bps surplus note,
        due 2037............................        375          375
                                                -------     --------
        Total surplus notes.................      2,346        1,675
                                                -------     --------
           Total long-term debt.............    $ 2,600     $  1,925
                                                =======     ========

Future principal payments due on long-term debt (in millions) as of December 31, 2013, were as follows:

2014...............................................  $    --
2015...............................................       --
2016...............................................        4
2017...............................................      250
2018...............................................       --
Thereafter.........................................    2,346
                                                     -------
   Total...........................................  $ 2,600
                                                     =======


On September 10, 2013, we issued a note of $4 million to LNC. This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC. The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of LIBOR + 142 bps. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Indiana Insurance Commissioner, we have the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


12. SHORT-TERM AND LONG-TERM DEBT (CONTINUED)


right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2013, was $360 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.



--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS


CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LNL's parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. We dispute the allegations and are vigorously defending this matter. Plaintiffs have filed a motion for class certification. We expect a hearing on class certification in the first half of 2014.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("adversary proceeding") captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547
(JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements. The adversary proceeding is stayed through May 20, 2014, and LNL's response is currently due in the middle of 2014.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

A reinsurer has sought rate increases on certain yearly renewable term treaties. We dispute that this reinsurer has the right to increase the rates on these policies and have initiated arbitration proceedings to resolve this matter. We do not believe the outcome will have a material adverse effect on LNL's financial condition.

COMMITMENTS

LEASES
We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2013, 2012 and 2011, was $37 million, $37 million and $36 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2013, were as follows:

2014................................................   $ 35
2015................................................     30
2016................................................     26
2017................................................     20
2018................................................     12
Thereafter..........................................     19
                                                       ----
   Total............................................   $142
                                                       ====

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 17%, 19% and 22% of Annuities' variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented approximately 47%, 50% and 54% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 19%, 21% and 27% of variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented 54%, 58% and 62% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively.


OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(7) million and $32 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
14. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                      2013        2012       2011
                                                                                                    ---------   ---------   --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $  3,876    $  2,805    $ 1,119
   Unrealized holding gains (losses) arising during the year.....................................     (5,569)      2,631      3,292
   Change in foreign currency exchange rate adjustment...........................................         20          14         (5)
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds............      1,835      (1,233)      (798)
   Income tax benefit (expense)..................................................................      1,300        (459)      (890)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............        (63)       (181)      (124)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................        (28)         (1)       (10)
      Income tax benefit (expense)...............................................................         32          64         47
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $  1,521    $  3,876    $ 2,805
                                                                                                    =========   =========   ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $   (105)   $   (103)   $  (126)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year..................................................        (11)       (118)       (54)
   Change in DAC, VOBA, DSI and DFEL.............................................................          1          15         12
   Income tax benefit (expense)..................................................................          4          35         15
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities......................................         58         118         99
   Change in DAC, VOBA, DSI and DFEL.............................................................         (8)        (17)       (21)
   Income tax benefit (expense)..................................................................        (17)        (35)       (28)
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $    (78)   $   (105)   $  (103)
                                                                                                    =========   =========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


14. SHARES AND STOCKHOLDER'S EQUITY (CONTINUED)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                       2013       2012        2011
                                                                                                    ----------  ---------  ---------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year..................................................................   $     101   $    132    $   (14)
   Unrealized holding gains (losses) arising during the year.....................................        (150)       (63)       204
   Change in foreign currency exchange rate adjustment...........................................         (19)       (12)         7
   Change in DAC, VOBA, DSI and DFEL.............................................................           5         14          1
   Income tax benefit (expense)..................................................................          57         20        (74)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............         (18)       (18)       (13)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................           1          3          1
      Income tax benefit (expense)...............................................................           6          5          4
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $       5   $    101    $   132
                                                                                                    ==========  =========  =========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year..................................................................   $     (12)  $    (14)   $   (14)
   Adjustment arising during the year............................................................          (9)         3          1
   Income tax benefit (expense)..................................................................           3         (1)        (1)
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $     (18)  $    (12)   $   (14)
                                                                                                    ==========  =========  =========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification........................................  $ (63)  Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL............    (28)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......    (91)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................     32   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (59)  Net income (loss)
                                                                ======
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification........................................  $  58   Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL.............................     (8)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......     50   Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................    (17)  Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $  33   Net income (loss)
                                                                ======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Gross reclassifications:
   Interest rate contracts....................................  $ (21)  Net investment income
   Foreign currency contracts.................................      3   Net investment income
      Total gross reclassifications...........................    (18)
Associated amortization of DAC, VOBA, DSI and DFEL............      1   Commissions and other expenses
   Reclassifications before income tax benefit (expense)......    (17)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................      6   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (11)  Net income (loss)
                                                                ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
15. REALIZED GAIN (LOSS)



Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ------------------------------
                                       2013       2012        2011
                                      -------    --------    -------
Total realized gain (loss)
   related to certain
   investments(1)..................   $  (84)    $  (164)    $ (106)
Realized gain (loss) on the
   mark-to-market on certain
   instruments(2)..................      308         138        (65)
Indexed annuity and universal
   life net derivatives results:(3)
   Gross gain (loss)...............      (39)         16          2
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................        9          (5)        (2)
Variable annuity net
   derivatives results:(4)
   Gross gain (loss)...............     (104)        (77)       (51)
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................      (33)        (31)       (28)
                                      -------    --------    -------
      Total realized gain (loss)...   $   57     $  (123)    $ (250)
                                      =======    ========    =======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.


(2) Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and universal life products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.


--------------------------------------------------------------------------------
16. COMMISSIONS AND OTHER EXPENSES



Details underlying commissions and other expenses (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    ------------------------------
                                      2013       2012       2011
                                    --------   --------   --------
Commissions.....................    $ 1,980    $ 1,972    $ 2,534
General and administrative
   expenses.....................      1,569      1,553      1,392
Expenses associated with
   reserve financing and
   unrelated letters of credit
   ("LOCs").....................         40         40         24
DAC and VOBA deferrals
   and interest, net of
   amortization.................       (656)      (300)      (565)
Broker-dealer expenses..........        288        243        236
Specifically identifiable
   intangible asset
   amortization.................          4          4          4
Media expenses..................         62         66         69
Taxes, licenses and fees........        239        244        244
Restructuring charges...........         --         16         --
                                    --------   --------   --------
      Total.....................    $ 3,526    $ 3,838    $ 3,938
                                    ========   ========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                                                AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------------
                                                                         2013             2012             2013            2012
                                                                     -------------   --------------   -------------   --------------
                                                                                                                   OTHER
                                                                            PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                                                     ------------------------------   ------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year................................       $ 145           $  137           $   5            $   5
Actual return on plan assets......................................          (9)              17               1               --
Company and participant contributions.............................          --               --               3                4
Benefits paid.....................................................          (9)              (9)             (3)              (4)
                                                                     -------------   --------------   -------------   --------------
   Fair value as of end-of-year...................................         127              145               6                5
                                                                     =============   ==============   =============   ==============
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year...................................         126              121              17               21
Interest cost.....................................................           5                5               1                1
Company and participant contributions.............................          --               --               1                1
Amendments........................................................          --               --              (1)              --
Actuarial (gains) losses..........................................          (7)               9              (1)              (2)
Benefits paid.....................................................          (9)              (9)             (2)              (4)
                                                                     -------------   --------------   -------------   --------------
   Balance as of end-of-year......................................         115              126              15               17
                                                                     -------------   --------------   -------------   --------------
      Funded status of the plans..................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets......................................................       $  14           $   21           $  --            $  --
Other liabilities.................................................          (2)              (2)             (9)             (12)
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED IN AOCI, NET OF TAX
Net (gain) loss...................................................       $  20           $   13           $  (1)           $  (1)
Prior service credit..............................................          --               --              (1)              --
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  20           $   13           $  (2)           $  (1)
                                                                     =============   ==============   =============   ==============
RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan.......................................         N/A              N/A            4.00%            4.00%
All other plans...................................................         N/A              N/A             N/A              N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate.................................        4.50%            3.93%           4.50%            4.03%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%
Net periodic benefit cost:
   Weighted-average discount rate.................................        3.93%            4.25%           4.03%            4.25%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2013, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2014, our discount rate for the pension plans will be 4.50%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2014, our expected return on plan assets is 6.50% for the plans.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                             AS OF OR FOR THE
                                         YEARS ENDED DECEMBER 31,
                                       ------------------------------
                                       2013        2012       2011
                                       --------   --------   --------
Pre-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Post-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Ultimate trend rate..............       4.50%      4.50%       4.50%
Year that the rate reaches
   the ultimate trend rate.......       2020       2020        2021

We expect the health care cost trend rate for 2014 to be 7.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                 2013         2012
                                                -----        -----
Accumulated benefit obligation.............      $  2         $  2
Projected benefit obligation...............         2            2
Fair value of plan assets..................        --           --



COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                     PENSION BENEFITS                  OTHER POSTRETIREMENT BENEFITS
                                                             ----------------------------------      -------------------------------
                                                              2013         2012          2011        2013         2012          2011
                                                             ------       ------        -------      -----        -----        -----
Interest cost...........................................      $  5         $  5         $    6       $  1         $   1        $   1
Expected return on plan assets..........................        (9)          (9)           (10)        --            --           --
Recognized net actuarial loss (gain)....................         1            1              2         --            --           --
Recognized actuarial gain due to curtailments...........        --           --             --         (1)           --           --
                                                             ------       ------        -------      -----        -----        -----
    Net periodic benefit expense (recovery).............      $ (3)        $ (3)        $   (2)      $ --         $   1        $   1
                                                             ======       ======        =======      =====        =====        =====


We expect our 2014 pension plans' expense to be approximately $3 million.

For 2014, the estimated amount of amortization from AOCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $3 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              --------------------
                                               2013          2012
                                              ------         -----
Fixed maturity securities...................    100%           80%
Common stock:
   Domestic equity..........................      0%           14%
   International equity.....................      0%            6%


The investment objectives for the assets related to our pension plans are to:

  - Maintain sufficient liquidity to pay obligations of the plans as they come due;
  - Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
  - Maintain an appropriate asset allocation policy;
  - Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
  - Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


Our pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.



FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                                                                       AS OF DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                     PENSION PLANS                    OTHER POSTRETIREMENT BENEFITS
                                                              --------------------------------      --------------------------------
                                                               2013                      2012        2013                      2012
                                                              ------                    ------      ------                    ------
Fixed maturity securities:
   Corporate bonds......................................      $   86                    $   48       $ --                      $ --
   U.S. government bonds................................          31                        26         --                        --
   Foreign government bonds.............................          --                         2         --                        --
   State and municipal bonds............................           9                        --         --                        --
Common stock............................................          --                        66         --                        --
Cash and invested cash..................................           1                         3         --                        --
Other investments.......................................          --                        --          6                         5
                                                              ------                    ------      ------                    ------
      Total.............................................      $  127                    $  145       $  6                      $  5
                                                              ======                    ======      ======                    ======


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2013 or 2012. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2014 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2014 is less than $1 million.



We expect the following benefit payments (in millions):

                                           DEFINED
                                           BENEFIT         OTHER
                                           PENSION    POST-RETIREMENT
                                            PLANS          PLANS
                                          --------    ---------------
2014..................................       $10            $1
2015..................................        10             1
2016..................................        10             1
2017..................................         9             1
2018..................................         9             1
Following five years thereafter.......        40             5


--------------------------------------------------------------------------------
18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $70 million, $68 million and $65 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                    2013        2012
                                                   -----        -----
Total liabilities(1)...........................     $398         $335
Investments held to fund liabilities(2)........      166          146

--------------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                             ---------------------
                                             2013    2012    2011
                                             -----   -----   -----
Employer matching contributions............  $  9    $  7     $ 6
Increase (decrease) in measurement
   of liabilities, net of total return
   swap....................................    11      11       1
                                             -----   -----   -----
   Total plan expenses (income)............  $ 20    $ 18     $ 7
                                             =====   =====   =====

DEFERRED COMPENSATION PLANS FOR AGENTS
We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of our contributions are calculated and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)


made in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012    2011
                                            ----    -----    -----
Company contributions...................     $1      $ 1     $  1
Increase (decrease) in measurement
   of liabilities, net of total return
   swap.................................      4        5       --
                                            ----    -----    -----
   Total plan expenses (income).........     $5      $ 6     $  1
                                            ====    =====    =====

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS OF LNC
Non-employee directors may defer a portion of their annual cash retainers. They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were less than $1 million, $2 million and less than $(1) million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS
Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Investments held to fund the liabilities are rebalanced to match the funds that have been elected by the participant. The plan obligation increases with contributions, deferrals and investment gains, and decreases with distributions and investment losses. The plan assets increase with investment gains and decrease with investment losses and withdrawals. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were $2 million, $3 million and $4 million, respectively.



--------------------------------------------------------------------------------
19. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units ("RSUs") and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.



Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                      --------------------------
                                      2013       2012       2011
                                      -----     -----      -----
Stock options......................   $  8       $  8       $  8
Performance shares.................     10          5          2
SARs...............................      5          1         --
RSUs and nonvested stock...........     15         17         12
                                      -----     -----      -----
   Total...........................   $ 38       $ 31       $ 22
                                      =====     =====      =====
Recognized tax benefit.............   $ 13       $ 11       $  8
                                      =====     =====      =====


--------------------------------------------------------------------------------
20. STATUTORY INFORMATION AND RESTRICTIONS



We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.



We are subject to the applicable laws and regulations of our respective states. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2013       2012
                                                  -------   --------
U.S. capital and surplus.....................     $ 7,248   $  6,457

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


20. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)



                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     -----------------------------
                                     2013        2012        2011
                                     -----       -----      ------
U.S. net gain (loss) from
   operations, after-tax........     $ 425       $ 649      $  291
U.S. net income (loss)..........       495         600         104
U.S. dividends to LNC
   holding company..............       640         605         800

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve developments in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January, 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2013 and 2012.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  --------  ---------
Calculation of reserves using the Indiana
   universal life method.....................     $   219   $    249
Calculation of reserves using continuous
   CARVM.....................................          (2)        (2)
Conservative valuation rate on certain
   annuities.................................         (30)       (26)
Lesser of LOC and XXX additional reserve
   as surplus................................       2,635      2,483

During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY, notwithstanding that LLANY discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL's subsidiary, LLANY, a New York-domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $681 million in 2014 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
21. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                              AS OF DECEMBER 31, 2013       AS OF DECEMBER 31, 2012
                                                                            --------------------------    --------------------------
                                                                             CARRYING         FAIR         CARRYING         FAIR
                                                                               VALUE          VALUE          VALUE          VALUE
                                                                            ------------   -----------    -----------    -----------
ASSETS
AFS securities:
   Fixed maturity securities...........................................     $    79,178    $   79,178     $   80,254     $   80,254
   VIEs' fixed maturity securities.....................................             697           697            708            708
   Equity securities...................................................             201           201            157            157
Trading securities.....................................................           2,190         2,190          2,437          2,437
Mortgage loans on real estate..........................................           7,029         7,193          6,792          7,446
Derivative investments(1)..............................................             617           617          2,263          2,263
Other investments......................................................           1,208         1,208          1,089          1,089
Cash and invested cash.................................................             630           630          3,278          3,278
Reinsurance related embedded derivatives...............................             159           159             --             --
Other assets -- GLB reserves embedded derivatives(2)...................           1,244         1,244             --             --
Separate account assets................................................         117,135       117,135         95,373         95,373
LIABILITIES
Future contract benefits -- indexed annuity and universal
   life contracts embedded derivatives.................................          (1,048)       (1,048)          (732)          (732)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.................            (809)         (809)          (867)          (867)
   Account values of certain investment contracts......................         (29,024)      (30,514)       (28,480)       (32,620)
Short-term debt........................................................             (51)          (51)           (32)           (32)
Long-term debt.........................................................          (2,600)       (2,634)        (1,925)        (1,972)
Reinsurance related embedded derivatives...............................              --            --           (184)          (184)
VIEs' liabilities -- derivative instruments............................             (27)          (27)          (128)          (128)
Other liabilities:
   Credit default swaps................................................              (2)           (2)           (11)           (11)
   Derivative liabilities(1)...........................................            (386)         (386)            --             --
   GLB reserves embedded derivatives(2)................................          (1,244)       (1,244)          (909)          (909)
BENEFIT PLANS' ASSETS(3)...............................................             133           133            150            150

--------------
(1) We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2) GLB reserves embedded derivatives are fully ceded to our counterparties. Refer to Note 6 for additional detail.
(3) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.



SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.



The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                          AS OF DECEMBER 31, 2013
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     60      $    65,421       $   2,960       $   68,441
      U.S. government bonds.......................................            304               21              --              325
      Foreign government bonds....................................             --              464              78              542
      RMBS........................................................             --            4,143               1            4,144
      CMBS........................................................             --              678              20              698
      CLOs........................................................             --               47             178              225
      State and municipal bonds...................................             --            3,796              28            3,824
      Hybrid and redeemable preferred securities..................             39              874              66              979
   VIEs' fixed maturity securities................................            102              595              --              697
   Equity AFS securities..........................................              3               37             161              201
   Trading securities.............................................             --            2,137              53            2,190
   Derivative investments(1)......................................             --              244           1,118            1,362
Cash and invested cash............................................             --              630              --              630
Reinsurance related embedded derivatives..........................             --              159              --              159
Other assets -- GLB reserves embedded derivatives.................             --               --           1,244            1,244
Separate account assets...........................................          1,766          115,369              --          117,135
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,274      $   194,615       $   5,907       $  202,796
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal life
   contracts embedded derivatives.................................       $     --      $        --       $  (1,048)      $   (1,048)
VIEs' liabilities -- derivative instruments.......................             --               --             (27)             (27)
Other liabilities:
   Credit default swaps...........................................             --               --              (2)              (2)
   Derivative liabilities(1)......................................             --             (879)           (252)          (1,131)
   GLB reserves embedded derivatives..............................             --               --          (1,244)          (1,244)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (879)      $  (2,573)      $   (3,452)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     --      $       133       $      --       $      133
                                                                       ============    ============   ==============     ===========

--------------
(1) Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                                                                          AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     65      $    64,654       $   2,065       $   66,784
      U.S. government bonds.......................................            362               30               1              393
      Foreign government bonds....................................             --              594              46              640
      RMBS........................................................             --            5,880               3            5,883
      CMBS........................................................             --              928              27              955
      CLOs........................................................             --               26             154              180
      State and municipal bonds...................................             --            4,211              32            4,243
      Hybrid and redeemable preferred securities..................             30            1,030             116            1,176
   VIEs' fixed maturity securities................................            110              598              --              708
   Equity AFS securities..........................................             44               26              87              157
   Trading securities.............................................              2            2,379              56            2,437
   Derivative investments.........................................             --              347           1,916            2,263
Cash and invested cash............................................             --            3,278              --            3,278
Separate account assets...........................................          1,519           93,854              --           95,373
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,132      $   177,835       $   4,503       $  184,470
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal
   indexed annuity and universal life contracts...................       $     --      $        --       $    (732)      $     (732)
Reinsurance related embedded derivatives..........................             --             (184)             --             (184)
VIEs' liabilities -- derivative instruments.......................             --               --            (128)            (128)
Other liabilities:
   Credit default swaps...........................................             --               --             (11)             (11)
   GLB reserves embedded derivatives..............................             --               --            (909)            (909)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (184)      $  (1,780)      $   (1,964)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     16      $       134       $      --       $      150
                                                                       ============    ============   ==============     ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                                                               PURCHASES,
                                                                                     GAINS     ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)      SALES,         IN OR
                                                                       INCLUDED       IN       MATURITIES,       OUT
                                                         BEGINNING        IN          OCI     SETTLEMENTS,       OF         ENDING
                                                           FAIR           NET         AND        CALLS,       LEVEL 3,       FAIR
                                                           VALUE        INCOME     OTHER(1)        NET        NET(2)(3)      VALUE
                                                        ----------    ----------   --------   ------------   -----------  ----------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds.................................   $  2,065     $     (17)   $    --      $  1,026      $    (114)   $  2,960
      U.S. government bonds...........................          1            --         --            (1)            --          --
      Foreign government bonds........................         46            --         (1)           33             --          78
      RMBS............................................          3            --         --            (2)            --           1
      CMBS............................................         27            --          6            (5)            (8)         20
      CLOs............................................        154            (1)         4            50            (29)        178
      State and municipal bonds.......................         32            --         (4)           --             --          28
      Hybrid and redeemable preferred securities......        116            --         13           (33)           (30)         66
   Equity AFS securities..............................         87            (1)         2            73             --         161
   Trading securities.................................         56             2         (7)           (6)             8          53
   Derivative investments.............................      1,916          (681)      (194)         (175)            --         866
Other assets -- GLB reserves embedded derivatives(5)..        909        (2,153)        --            --          2,488       1,244
Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)...       (732)         (356)        --            40             --      (1,048)
VIEs' liabilities -- derivative instruments(6)........       (128)          101         --            --             --         (27)
Other liabilities:
   Credit default swaps(7)............................        (11)            9         --            --             --          (2)
   GLB reserves embedded derivatives(5)...............       (909)        2,153         --            --         (2,488)     (1,244)
                                                        ----------    ----------   --------   ------------   -----------  ----------
        Total, net....................................   $  3,632     $    (944)   $  (181)     $  1,000      $    (173)   $  3,334
                                                        ==========    ==========   ========   ============   ===========  ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                            FOR THE YEAR ENDED DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                     GAINS      ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)       SALES,         IN OR
                                                                       INCLUDED       IN        MATURITIES,       OUT
                                                          BEGINNING       IN          OCI      SETTLEMENTS,       OF         ENDING
                                                            FAIR          NET         AND         CALLS,       LEVEL 3,       FAIR
                                                            VALUE       INCOME     OTHER(1)         NET         NET(2)        VALUE
                                                        -----------    ---------   --------    ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds................................    $   2,423     $    (25)    $   35       $   274       $  (642)    $  2,065
      U.S. government bonds..........................            1           --         --            --            --            1
      Foreign government bonds.......................           97           --         --            (5)          (46)          46
      RMBS...........................................          158           (3)         3            (8)         (147)           3
      CMBS...........................................           31          (11)        16           (11)            2           27
      CLOs...........................................          101           (2)         8            61           (14)         154
      State and municipal bonds......................           --           --         --            32            --           32
      Hybrid and redeemable preferred securities.....           99           (1)        23            --            (5)         116
   Equity AFS securities.............................           56           (8)        13            26            --           87
   Trading securities................................           67            3          4            (2)          (16)          56
   Derivative investments............................        2,484         (823)        73           182            --        1,916
 Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)..         (399)        (136)        --          (197)           --         (732)
 VIEs' liabilities -- derivative instruments(6)......         (291)         163         --            --            --         (128)
Other liabilities:
   Credit default swaps(7)...........................          (16)           5         --            --            --          (11)
   GLB reserves embedded derivatives(5)..............       (2,217)       1,308         --            --            --         (909)
                                                        -----------    ---------   --------    ------------   ----------   ---------
        Total, net...................................    $   2,594     $    470     $  175       $   352       $  (868)    $  2,723
                                                        ===========    =========   ========    ============   ==========   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                             FOR THE YEAR ENDED DECEMBER 31, 2011
                                                           -------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                      GAINS     ISSUANCES,     TRANSFERS
                                                                           ITEMS    (LOSSES)      SALES,         IN OR
                                                                         INCLUDED      IN       MATURITIES,       OUT
                                                            BEGINNING       IN         OCI     SETTLEMENTS,       OF        ENDING
                                                              FAIR          NET        AND        CALLS,       LEVEL 3,      FAIR
                                                              VALUE       INCOME    OTHER(1)        NET         NET(2)       VALUE
                                                           ----------   ----------  --------   ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds....................................   $  2,353    $       3    $   42       $ (134)       $  159     $  2,423
      U.S. government bonds..............................          2           --        --           (1)           --            1
      Foreign government bonds...........................        113           --         4           (3)          (17)          97
      RMBS...............................................        119           (3)        6           36            --          158
      CMBS...............................................        102          (62)       61          (74)            4           31
      CLOs...............................................        171           19       (17)         (72)           --          101
      Hybrid and redeemable preferred securities.........        114           (1)       (5)          (7)           (2)          99
   Equity AFS securities.................................         91            8       (12)           3           (34)          56
   Trading securities....................................         74            3         1           (7)           (4)          67
   Derivative investments................................      1,494          495       383          112            --        2,484
Future contract benefits -- index annuity
   and universal life contracts embedded derivatives(5)..       (497)           5        --           93            --         (399)
VIEs' liabilities -- derivative instruments(6)...........       (209)         (82)       --           --            --         (291)
Other liabilities:
   Credit default swaps(7)...............................        (16)          (6)       --            6            --          (16)
   GLB reserves embedded derivatives(5)..................       (408)      (1,809)       --           --            --       (2,217)
                                                           ----------   ----------  --------   ------------   ----------   ---------
        Total, net.......................................   $  3,503    $  (1,430)   $  463       $  (48)       $  106     $  2,594
                                                           ==========   ==========  ========   ============   ==========   =========
Benefit plans' assets(8).................................   $      6    $      --    $   --       $   (6)       $   --     $     --
                                                           ==========   ==========  ========   ============   ==========   =========

--------------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Consolidated Balance Sheets.
(4) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
      (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(8) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $  1,235      $  (51)      $   (44)        $   (45)      $ (69)    $  1,026
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         50          --           (17)             --          --           33
     RMBS............................................         --          --            --              (2)         --           (2)
     CMBS............................................         --          --            --              (3)         (2)          (5)
     CLOs............................................         74          --            --             (24)         --           50
     Hybrid and redeemable preferred securities......         --         (33)           --              --          --          (33)
   Equity AFS securities.............................         78          (5)           --              --          --           73
   Trading securities................................         --          (3)           (1)             (2)         --           (6)
   Derivative investments............................        152         (23)         (304)             --          --         (175)
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (68)         --            --             108          --           40
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $  1,521      $ (115)      $  (366)        $    31       $ (71)    $  1,000
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2012
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    363      $  (26)      $    (6)        $   (51)      $  (6)    $    274
     Foreign government bonds........................         --          --            (5)             --          --           (5)
     RMBS............................................         --          --            (6)             (2)         --           (8)
     CMBS............................................         --          --            --             (11)         --          (11)
     CLOs............................................         72          --            --             (11)         --           61
     State and municipal bonds.......................         32          --            --              --          --           32
   Equity AFS securities.............................         26          --            --              --          --           26
   Trading securities................................         --          --            --              (2)         --           (2)
   Derivative investments............................        454         (34)         (238)             --          --          182
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (99)         --            --             (98)         --         (197)
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    848      $  (60)      $  (255)        $  (175)      $  (6)    $    352
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2011
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    237      $ (216)      $   (15)        $   (51)      $ (89)    $   (134)
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         --          (3)           --              --          --           (3)
     RMBS............................................         51          --            --             (15)         --           36
     CMBS............................................         --         (50)           --             (24)         --          (74)
     CLOs............................................         --         (33)           --             (39)         --          (72)
     Hybrid and redeemable preferred securities......          9         (16)           --              --          --           (7)
   Equity AFS securities.............................         19         (16)           --              --          --            3
   Trading securities................................         --          (2)           --              (5)         --           (7)
   Derivative investments............................        396          (7)         (277)             --          --          112
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (59)         --            --             152          --           93
Other liabilities -- credit default swaps............         --           6            --              --          --            6
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    653      $ (337)      $  (292)        $    17       $ (89)    $    (48)
                                                       ==========     =======     ==========     ============    ======    =========
Benefit plans' assets................................   $     --      $   (3)      $    (3)        $    --       $  --     $     (6)
                                                       ==========     =======     ==========     ============    ======    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                      ----------------------------------
                                        2013        2012         2011
                                      ----------   --------   ----------
Investments:(1)
   Derivative investments..........   $    (753)   $  (823)   $     472
Other assets -- GLB
   reserves embedded
   derivatives(1)..................      (2,444)        --           --
Future contract
   benefits -- indexed
   annuity and universal life
   contracts embedded
   derivatives(1)..................         (44)       (10)          (1)
VIEs' liabilities -- derivative
   instruments(1)..................         101        163          (82)
Other liabilities:
   Credit default swaps(2).........           9          6           (8)
   GLB reserves embedded
      derivatives(1)...............       2,444      1,472       (1,615)
                                      ----------   --------   ----------
      Total, net...................   $    (687)   $   808    $  (1,234)
                                      ==========   ========   ==========

--------------
(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  367      $ (481)    $ (114)
      CMBS...........................        --          (8)        (8)
      CLOs...........................        --         (29)       (29)
      Hybrid and redeemable
         preferred securities........        20         (50)       (30)
   Trading securities................         8          --          8
                                       ----------  ----------   -------
         Total, net..................    $  395      $ (568)    $ (173)
                                       ==========  ==========   =======



                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $   35      $ (677)    $ (642)
      Foreign government
         bonds.......................        --         (46)       (46)
      RMBS...........................        --        (147)      (147)
      CMBS...........................         5          (3)         2
      CLOs...........................         6         (20)       (14)
      Hybrid and redeemable
         preferred securities........        35         (40)        (5)
   Trading securities................         2         (18)       (16)
                                       ----------  ----------   -------
         Total, net..................    $   83      $ (951)    $ (868)
                                       ==========  ==========   =======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  246      $  (87)    $  159
      Foreign government
         bonds.......................        --         (17)       (17)
      CMBS...........................         4          --          4
      Hybrid and redeemable
         preferred securities........        18         (20)        (2)
   Equity AFS securities.............         1         (35)       (34)
   Trading securities................         1          (5)        (4)
                                       ----------  ----------   -------
         Total, net..................    $  270      $ (164)    $  106
                                       ==========  ==========   =======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and RMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                           FAIR                VALUATION                        SIGNIFICANT
                                           VALUE               TECHNIQUE                    UNOBSERVABLE INPUTS
                                        -----------  ---------------------------  --------------------------------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  $   1,064      Discounted cash flow       Liquidity/duration adjustment(1)
         Foreign government bonds.....         78      Discounted cash flow       Liquidity/duration adjustment(1)
         Hybrid and redeemable
            preferred securities......         20      Discounted cash flow       Liquidity/duration adjustment(1)
   Equity AFS and trading securities..         28      Discounted cash flow       Liquidity/duration adjustment(1)
Other Assets -- GLB reserves
   embedded derivatives...............      1,244      Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....     (1,048)     Discounted cash flow       Lapse rate(2)
                                                                                  Mortality rate(6)
Other Liabilities -- GLB reserves
   embedded derivatives...............     (1,244)     Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)

                                          ASSUMPTION OR
                                          INPUT RANGES
                                        -----------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  0.8% - 10.6%
         Foreign government bonds.....  2.3% - 3.9%
         Hybrid and redeemable
            preferred securities......  2.4%
   Equity AFS and trading securities..  4.3% - 5.9%
Other Assets -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....  1% - 15%
                                        (9)
Other Liabilities -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and universal life contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.


  - INDEXED ANNUITY AND UNIVERSAL LIFE CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
22. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer-paid plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
    - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)


  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013        2012       2011
                                      ---------  ----------  --------
REVENUES
Operating revenues:
   Annuities......................    $  3,044   $   2,713   $ 2,588
   Retirement Plan Services.......       1,061       1,015       988
   Life Insurance.................       4,781       4,820     4,347
   Group Protection...............       2,260       2,090     1,938
   Other Operations...............         392         411       449
Excluded realized gain (loss),
   pre-tax........................         (81)       (235)     (342)
Amortization of deferred gain
   arising from reserve changes
   on business sold through
   reinsurance, pre-tax...........           3           3         3
                                      ---------  ----------  --------
      Total revenues..............    $ 11,460   $  10,817   $ 9,971
                                      =========  ==========  ========



                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                         2013      2012      2011
                                       --------   --------  -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities......................     $   715    $   608   $  549
   Retirement Plan Services.......         135        131      146
   Life Insurance.................         464        538      463
   Group Protection...............          71         72       97
   Other Operations...............          (5)       (39)     (28)
Excluded realized gain (loss),
   after-tax......................         (53)      (152)    (222)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax......................           2          2        2
Impairment of intangibles,
   after-tax......................          --          2     (744)
                                       --------   --------  -------
      Net income (loss)...........     $ 1,329    $ 1,162   $  263
                                       ========   ========  =======

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                        2013      2012       2011
                                      -------    -------   -------
NET INVESTMENT INCOME
Annuities.........................    $ 1,022    $ 1,058   $ 1,091
Retirement Plan Services..........        825        797       792
Life Insurance....................      2,317      2,297     2,168
Group Protection..................        165        161       152
Other Operations..................        232        238       287
                                      -------    -------   -------
   Total net investment
      income......................    $ 4,561    $ 4,551   $ 4,490
                                      =======    =======   =======

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                         2013      2012       2011
                                        -----     -------    -----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities.........................      $ 374     $   307    $ 335
Retirement Plan Services..........         48          42       33
Life Insurance....................        441         609      416
Group Protection..................         53          48       39
                                        -----     -------    -----
   Total amortization of DAC
      and VOBA, net of
      interest....................      $ 916     $ 1,006    $ 823
                                        =====     =======    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)



                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013    2012     2011
                                           ------   ------  -------
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................       $ 159    $ 117   $   92
Retirement Plan Services............          46       29       56
Life Insurance......................         225      326      202
Group Protection....................          38       38       52
Other Operations....................          (9)     (82)     (13)
Excluded realized gain (loss).......         (29)     (83)    (120)
Reserve changes (net of related
   amortization) on business
   sold through reinsurance.........           1        1        1
Impairment of intangibles...........          --       (2)      --
                                           ------   ------  -------
   Total federal income tax
      expense (benefit).............       $ 431    $ 344   $  270
                                           ======   ======  =======



                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------  ----------
ASSETS
Annuities.................................    $  119,147  $  107,872
Retirement Plan Services..................        32,367      30,654
Life Insurance............................        67,470      62,867
Group Protection..........................         3,865       3,733
Other Operations..........................        14,659      13,254
                                              ----------  ----------
   Total assets...........................    $  237,508  $  218,380
                                              ==========  ==========


--------------------------------------------------------------------------------
23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012     2011
                                           -------  -------  -------
Interest paid............................  $   91   $  134   $   88
Income taxes paid (received).............      (6)     136      159
Significant non-cash investing
   and financing transactions:
   Exchange of surplus note for
      promissory note with affiliate:
      Carrying value of asset............  $  360   $   --   $   --
      Carrying value of liability........    (360)      --       --
                                           -------  -------  -------
        Net asset (liability) from
           exchange......................  $   --   $   --   $   --
                                           =======  =======  =======
   Reinsurance ceded:
      Carrying value of assets...........  $   11   $  367   $   --
      Carrying value of liabilities......      11     (367)      --
                                           -------  -------  -------
        Total reinsurance ceded..........  $   22   $   --   $   --
                                           =======  =======  =======
   Reinsurance recaptured:
      Carrying value of assets...........  $   --   $  (34)  $  243
      Carrying value of liabilities......      --      (84)    (441)
                                           -------  -------  -------
        Total reinsurance recaptured.....  $   --   $ (118)  $ (198)
                                           =======  =======  =======
   Reinsurance novated:
      Carrying value of assets...........  $   --   $   --   $   --
      Carrying value of liabilities......      --      (26)      --
                                           -------  -------  -------
        Total reinsurance novated........  $   --   $  (26)  $   --
                                           =======  =======  =======
   Capital contributions:
      Carrying value of assets (includes
        cash and invested cash)..........  $   --   $   --   $   10
      Carrying value of liabilities......      --       --       --
                                           -------  -------  -------
        Total capital contributions......  $   --   $   --   $   10
                                           =======  =======  =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
24. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                      AS OF DECEMBER 31,
                                                     --------------------
                                                       2013        2012
                                                     ---------   --------
Assets with affiliates:
   Accrued inter-company interest
      receivable(1)................................  $      2    $     --
   Bonds(2)........................................       773         100
   Ceded reinsurance contracts(3)..................       315       2,887
   Ceded reinsurance contracts(4)..................       268           9
   Ceded reinsurance contracts(5)..................        51          --
   Cash management agreement
      investment(5)................................       777         748
   Promissory note due from LNC(2).................       100          --
   Service agreement receivable(5).................         5          15
Liabilities with affiliates:
   Accrued inter-company interest
      payable(6)...................................         4          --
   Assumed reinsurance contracts(7)................       407         438
   Ceded reinsurance contracts(4)..................        --         183
   Ceded reinsurance contracts(8)..................     2,244       4,252
   Ceded reinsurance contracts(6)..................      (202)         --
   Inter-company short-term debt(9)................        51          28
   Inter-company long-term debt(10)................     2,350       1,679

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ----------------------------
                                           2013     2012      2011
                                         --------  -------  ---------
Revenues with affiliates:
   Premiums received on assumed
      (paid on ceded) reinsurance
      contracts(11)....................  $  (318)  $ (188)  $   (335)
   Net investment income on
      intercompany notes(12)...........        5       --         --
   Fees for management of general
      account(12)......................     (103)     (92)        --
Realized gains (losses) on
ceded reinsurance contracts:(13)
   GLB reserves embedded
      derivatives......................   (2,153)      --         --
   Reinsurance related settlements.....    2,110       --         --
   Other gains (losses)................      242       --         --
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits
      on ceded reinsurance
      contracts(14)....................     (205)    (433)    (1,181)
   Service agreement payments(15)......      100      114         75
   Interest expense on
      inter-company debt(16)...........       92      109        107

--------------
(1)   Reported in accrued investment income on our Consolidated Balance
      Sheets.
(2)   Reported in fixed maturity AFS securities on our Consolidated Balance
      Sheets.
(3)   Reported in reinsurance recoverables on our Consolidated Balance
      Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.


(5)  Reported in other assets on our Consolidated Balance Sheets.
(6)  Reported in other liabilities on our Consolidated Balance Sheets.
(7)  Reported in future contract benefits on our Consolidated Balance Sheets.
(8) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
 (9) Reported in short-term debt on our Consolidated Balance Sheets.
(10) Reported in long-term debt on our Consolidated Balance Sheets.
(11) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(12) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(14) Reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).
(15) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(16) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

BONDS
LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, weighted policies in force, and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


24. TRANSACTIONS WITH AFFILIATES (CONTINUED)


with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the change in the GLB reserves embedded derivatives and the related hedge results to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $651 million and $76 million as of December 31, 2013 and 2012, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.



--------------------------------------------------------------------------------
25. SUBSEQUENT EVENTS


On March 26, 2014, LNL paid a cash dividend in the amount of $150 million to LNC.

              LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013





                                                                        CONTRACT                          CONTRACT
                                                                        PURCHASES                         REDEMPTIONS
                                                                        DUE FROM                          DUE TO
                                                                        THE LINCOLN                       THE LINCOLN
                                                                        NATIONAL LIFE                     NATIONAL LIFE
                                                                        INSURANCE                         INSURANCE
SUBACCOUNT                                              INVESTMENTS     COMPANY           TOTAL ASSETS    COMPANY
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                $      22,557,610   $      454    $      22,558,064   $       --
ABVPSF Growth and Income Class B                                   489           29                  518           --
ABVPSF International Value Class B                             163,768           --              163,768           --
ABVPSF Small/Mid Cap Value Class A                             947,516           --              947,516           --
American Century VP Inflation Protection Class I                22,146           --               22,146           --
American Century VP Inflation Protection Class II            8,861,364           --            8,861,364          248
American Century VP International Class I                       67,543           --               67,543       45,658
American Funds Global Growth Class 2                       111,922,821        5,726          111,928,547           --
American Funds Growth Class 2                              687,465,447           --          687,465,447       60,134
American Funds Growth-Income Class 2                       263,267,475       86,729          263,354,204           --
American Funds International Class 2                       275,424,718           --          275,424,718        1,482
BlackRock Global Allocation V.I. Class I                    27,061,000           --           27,061,000       10,308
BlackRock Global Allocation V.I. Class III                  14,077,971       15,117           14,093,088           --
Delaware VIP Diversified Income Standard Class             131,356,009           --          131,356,009       14,964
Delaware VIP Diversified Income Service Class               52,869,271           --           52,869,271       18,531
Delaware VIP Emerging Markets Service Class                  2,605,304           --            2,605,304           --
Delaware VIP High Yield Standard Class                      45,351,291           --           45,351,291       17,357
Delaware VIP High Yield Service Class                       11,531,143        9,267           11,540,410           --
Delaware VIP Limited-Term Diversified Income
   Service Class                                             2,433,756        1,358            2,435,114           --
Delaware VIP REIT Standard Class                           112,322,021           --          112,322,021        7,431
Delaware VIP REIT Service Class                             17,779,243           --           17,779,243        4,782
Delaware VIP Small Cap Value Service Class                 260,059,203        8,606          260,067,809           --
Delaware VIP Smid Cap Growth Standard Class                281,092,660       34,926          281,127,586           --
Delaware VIP Smid Cap Growth Service Class                  18,931,475       10,303           18,941,778           --
Delaware VIP U.S. Growth Service Class                         175,621           --              175,621           --
Delaware VIP Value Standard Class                          162,980,171       39,017          163,019,188           --
Delaware VIP Value Service Class                            23,390,312           --           23,390,312       28,358
DWS Alternative Asset Allocation VIP Class A                 3,688,622          691            3,689,313           --
DWS Alternative Asset Allocation VIP Class B                 1,937,998        1,992            1,939,990           --
DWS Equity 500 Index VIP Class A                               130,361           --              130,361          766
DWS Small Cap Index VIP Class A                              1,614,450           --            1,614,450        1,481
DWS Small Cap Index VIP Class B                                  2,650           --                2,650           --
Fidelity VIP Contrafund Service Class                      242,007,939           --          242,007,939        1,381
Fidelity VIP Contrafund Service Class 2                     59,972,947       42,759           60,015,706           --
Fidelity VIP Growth Service Class                           74,126,216           --           74,126,216        2,901
Fidelity VIP Growth Service Class 2                         10,123,955       19,875           10,143,830           --
Fidelity VIP Mid Cap Service Class 2                         2,992,307           --            2,992,307          194
FTVIPT Franklin Income Securities Class 2                    2,500,992       26,890            2,527,882           --
FTVIPT Mutual Shares Securities Class 2                      2,054,309           --            2,054,309           --
FTVIPT Templeton Global Bond Securities Class 2              4,982,859          785            4,983,644           --
Invesco V.I. Core Equity Series I                               42,202           --               42,202           --
Invesco V.I. International Growth Series I                      83,718           --               83,718           --
Janus Aspen Global Research Institutional Class                307,201           --              307,201          288
LVIP Baron Growth Opportunities Service Class              204,287,862           --          204,287,862       20,894
LVIP BlackRock Equity Dividend RPM
   Standard Class                                          308,853,230           --          308,853,230       52,959
LVIP BlackRock Equity Dividend RPM
   Service Class                                             7,960,936        3,881            7,964,817           --
LVIP BlackRock Inflation Protected Bond
   Standard Class                                           22,959,818       23,172           22,982,990           --
LVIP BlackRock Inflation Protected Bond
   Service Class                                             5,355,467        3,142            5,358,609           --


                                                     MORTALITY &
                                                     EXPENSE
                                                     GUARANTEE
                                                     CHARGES
                                                     PAYABLE TO
                                                     THE LINCOLN
                                                     NATIONAL LIFE
                                                     INSURANCE
SUBACCOUNT                                           COMPANY           NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                  $    616     $      22,557,448
ABVPSF Growth and Income Class B                             --                   518
ABVPSF International Value Class B                            5               163,763
ABVPSF Small/Mid Cap Value Class A                           29               947,487
American Century VP Inflation Protection Class I              1                22,145
American Century VP Inflation Protection Class II           292             8,860,824
American Century VP International Class I                     1                21,884
American Funds Global Growth Class 2                      3,101           111,925,446
American Funds Growth Class 2                            18,971           687,386,342
American Funds Growth-Income Class 2                      7,387           263,346,817
American Funds International Class 2                      7,624           275,415,612
BlackRock Global Allocation V.I. Class I                    749            27,049,943
BlackRock Global Allocation V.I. Class III                  426            14,092,662
Delaware VIP Diversified Income Standard Class            3,665           131,337,380
Delaware VIP Diversified Income Service Class             1,567            52,849,173
Delaware VIP Emerging Markets Service Class                  82             2,605,222
Delaware VIP High Yield Standard Class                    1,250            45,332,684
Delaware VIP High Yield Service Class                       316            11,540,094
Delaware VIP Limited-Term Diversified Income
   Service Class                                             82             2,435,032
Delaware VIP REIT Standard Class                          3,121           112,311,469
Delaware VIP REIT Service Class                             490            17,773,971
Delaware VIP Small Cap Value Service Class                7,153           260,060,656
Delaware VIP Smid Cap Growth Standard Class               7,721           281,119,865
Delaware VIP Smid Cap Growth Service Class                  518            18,941,260
Delaware VIP U.S. Growth Service Class                        6               175,615
Delaware VIP Value Standard Class                         4,304           163,014,884
Delaware VIP Value Service Class                            640            23,361,314
DWS Alternative Asset Allocation VIP Class A                101             3,689,212
DWS Alternative Asset Allocation VIP Class B                 53             1,939,937
DWS Equity 500 Index VIP Class A                              2               129,593
DWS Small Cap Index VIP Class A                              51             1,612,918
DWS Small Cap Index VIP Class B                              --                 2,650
Fidelity VIP Contrafund Service Class                     6,736           241,999,822
Fidelity VIP Contrafund Service Class 2                   1,639            60,014,067
Fidelity VIP Growth Service Class                         2,029            74,121,286
Fidelity VIP Growth Service Class 2                         276            10,143,554
Fidelity VIP Mid Cap Service Class 2                         95             2,992,018
FTVIPT Franklin Income Securities Class 2                    91             2,527,791
FTVIPT Mutual Shares Securities Class 2                      66             2,054,243
FTVIPT Templeton Global Bond Securities Class 2             171             4,983,473
Invesco V.I. Core Equity Series I                             1                42,201
Invesco V.I. International Growth Series I                    3                83,715
Janus Aspen Global Research Institutional Class               5               306,908
LVIP Baron Growth Opportunities Service Class             5,611           204,261,357
LVIP BlackRock Equity Dividend RPM
   Standard Class                                         8,476           308,791,795
LVIP BlackRock Equity Dividend RPM
   Service Class                                            218             7,964,599
LVIP BlackRock Inflation Protected Bond
   Standard Class                                           606            22,982,384
LVIP BlackRock Inflation Protected Bond
   Service Class                                            138             5,358,471





See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

DECEMBER 31, 2013





                                                                        CONTRACT                          CONTRACT
                                                                        PURCHASES                         REDEMPTIONS
                                                                        DUE FROM                          DUE TO
                                                                        THE LINCOLN                       THE LINCOLN
                                                                        NATIONAL LIFE                     NATIONAL LIFE
                                                                        INSURANCE                         INSURANCE
SUBACCOUNT                                              INVESTMENTS     COMPANY           TOTAL ASSETS    COMPANY
------------------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Service Class                    $          53,594   $       --    $          53,594   $       --
LVIP Clarion Global Real Estate Standard Class              10,531,151          987           10,532,138           --
LVIP Clarion Global Real Estate Service Class                4,491,861        4,129            4,495,990           --
LVIP Columbia Small-Mid Cap Growth RPM
   Service Class                                               323,078           --              323,078           --
LVIP Delaware Bond Standard Class                          258,217,967           --          258,217,967      102,578
LVIP Delaware Bond Service Class                            24,720,801       12,474           24,733,275           --
LVIP Delaware Diversified Floating Rate
   Service Class                                             5,139,280        2,275            5,141,555           --
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                          126,598,095           --          126,598,095       13,793
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                             6,067,997       19,524            6,087,521           --
LVIP Delaware Foundation Conservative
   Allocation Standard Class                               247,610,319           --          247,610,319        5,511
LVIP Delaware Foundation Conservative
   Allocation Service Class                                  5,870,211        8,327            5,878,538           --
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                            5,605,329          179            5,605,508           --
LVIP Delaware Foundation Moderate Allocation
   Service Class                                             5,231,719        2,446            5,234,165           --
LVIP Delaware Growth and Income Standard Class           1,075,366,722           --        1,075,366,722      355,401
LVIP Delaware Growth and Income Service Class                6,371,883        3,533            6,375,416           --
LVIP Delaware Social Awareness Standard Class              581,491,306           --          581,491,306       45,180
LVIP Delaware Social Awareness Service Class                17,250,402           --           17,250,402       12,770
LVIP Delaware Special Opportunities
   Standard Class                                          482,726,628           --          482,726,628       60,602
LVIP Delaware Special Opportunities Service Class           31,652,000           --           31,652,000       39,364
LVIP Global Income Standard Class                            7,546,213       21,942            7,568,155           --
LVIP Global Income Service Class                             4,108,339        5,493            4,113,832           --
LVIP JPMorgan Mid Cap Value RPM Service Class                  120,978           --              120,978           --
LVIP Managed Risk Profile 2010 Standard Class                3,410,886          337            3,411,223           --
LVIP Managed Risk Profile 2010 Service Class                 1,805,475        1,562            1,807,037           --
LVIP Managed Risk Profile 2020 Standard Class               12,696,206       21,253           12,717,459           --
LVIP Managed Risk Profile 2020 Service Class                11,310,216       11,004           11,321,220           --
LVIP Managed Risk Profile 2030 Standard Class                7,519,410        4,155            7,523,565           --
LVIP Managed Risk Profile 2030 Service Class                13,063,643       10,021           13,073,664           --
LVIP Managed Risk Profile 2040 Standard Class                2,523,281        1,038            2,524,319           --
LVIP Managed Risk Profile 2040 Service Class                13,074,154       13,429           13,087,583           --
LVIP Managed Risk Profile 2050 Standard Class                  299,460           --              299,460           --
LVIP Managed Risk Profile 2050 Service Class                 1,436,778       16,077            1,452,855           --
LVIP Managed Risk Profile Conservative
   Standard Class                                           21,008,861        1,994           21,010,855           --
LVIP Managed Risk Profile Conservative
   Service Class                                            19,839,639        8,265           19,847,904           --
LVIP Managed Risk Profile Growth Standard Class             26,868,029        9,860           26,877,889           --
LVIP Managed Risk Profile Growth Service Class              46,769,772        8,561           46,778,333           --
LVIP Managed Risk Profile Moderate
   Standard Class                                           40,394,353        6,405           40,400,758           --
LVIP Managed Risk Profile Moderate Service Class            54,170,244           --           54,170,244        4,484
LVIP MFS International Growth Service Class                    554,604           --              554,604           --
LVIP MFS Value Service Class                                 2,362,565           --            2,362,565        1,675
LVIP Mid-Cap Value Service Class                               352,019           --              352,019           --


                                                     MORTALITY &
                                                     EXPENSE
                                                     GUARANTEE
                                                     CHARGES
                                                     PAYABLE TO
                                                     THE LINCOLN
                                                     NATIONAL LIFE
                                                     INSURANCE
SUBACCOUNT                                           COMPANY           NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Service Class                      $      1     $          53,593
LVIP Clarion Global Real Estate Standard Class              291            10,531,847
LVIP Clarion Global Real Estate Service Class               132             4,495,858
LVIP Columbia Small-Mid Cap Growth RPM
   Service Class                                             10               323,068
LVIP Delaware Bond Standard Class                         7,209           258,108,180
LVIP Delaware Bond Service Class                            679            24,732,596
LVIP Delaware Diversified Floating Rate
   Service Class                                            153             5,141,402
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                         3,478           126,580,824
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                            166             6,087,355
LVIP Delaware Foundation Conservative
   Allocation Standard Class                              6,813           247,597,995
LVIP Delaware Foundation Conservative
   Allocation Service Class                                 161             5,878,377
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                           155             5,605,353
LVIP Delaware Foundation Moderate Allocation
   Service Class                                            143             5,234,022
LVIP Delaware Growth and Income Standard Class           29,450         1,074,981,871
LVIP Delaware Growth and Income Service Class               174             6,375,242
LVIP Delaware Social Awareness Standard Class            15,954           581,430,172
LVIP Delaware Social Awareness Service Class                472            17,237,160
LVIP Delaware Special Opportunities
   Standard Class                                        13,222           482,652,804
LVIP Delaware Special Opportunities Service Class           865            31,611,771
LVIP Global Income Standard Class                           213             7,567,942
LVIP Global Income Service Class                            127             4,113,705
LVIP JPMorgan Mid Cap Value RPM Service Class                 4               120,974
LVIP Managed Risk Profile 2010 Standard Class                94             3,411,129
LVIP Managed Risk Profile 2010 Service Class                 50             1,806,987
LVIP Managed Risk Profile 2020 Standard Class               348            12,717,111
LVIP Managed Risk Profile 2020 Service Class                310            11,320,910
LVIP Managed Risk Profile 2030 Standard Class               206             7,523,359
LVIP Managed Risk Profile 2030 Service Class                358            13,073,306
LVIP Managed Risk Profile 2040 Standard Class                69             2,524,250
LVIP Managed Risk Profile 2040 Service Class                358            13,087,225
LVIP Managed Risk Profile 2050 Standard Class                 8               299,452
LVIP Managed Risk Profile 2050 Service Class                 39             1,452,816
LVIP Managed Risk Profile Conservative
   Standard Class                                           589            21,010,266
LVIP Managed Risk Profile Conservative
   Service Class                                            567            19,847,337
LVIP Managed Risk Profile Growth Standard Class             740            26,877,149
LVIP Managed Risk Profile Growth Service Class            1,336            46,776,997
LVIP Managed Risk Profile Moderate
   Standard Class                                         1,162            40,399,596
LVIP Managed Risk Profile Moderate Service Class          1,566            54,164,194
LVIP MFS International Growth Service Class                  17               554,587
LVIP MFS Value Service Class                                 75             2,360,815
LVIP Mid-Cap Value Service Class                             11               352,008





See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

DECEMBER 31, 2013





                                                                        CONTRACT                          CONTRACT
                                                                        PURCHASES                         REDEMPTIONS
                                                                        DUE FROM                          DUE TO
                                                                        THE LINCOLN                       THE LINCOLN
                                                                        NATIONAL LIFE                     NATIONAL LIFE
                                                                        INSURANCE                         INSURANCE
SUBACCOUNT                                              INVESTMENTS     COMPANY           TOTAL ASSETS    COMPANY
------------------------------------------------------------------------------------------------------------------------------------
LVIP Mondrian International Value
   Standard Class                                    $     248,988,793   $       --    $     248,988,793   $    1,094
LVIP Mondrian International Value Service Class             18,314,245       16,983           18,331,228           --
LVIP Money Market Standard Class                            55,067,406           --           55,067,406        4,711
LVIP Money Market Service Class                              7,036,688      133,993            7,170,681           --
LVIP SSgA Bond Index Standard Class                          4,317,557        3,236            4,320,793           --
LVIP SSgA Bond Index Service Class                           1,604,293        2,212            1,606,505           --
LVIP SSgA Developed International 150
   Service Class                                                80,351           --               80,351           --
LVIP SSgA Emerging Markets 100 Standard Class               21,936,471       18,242           21,954,713           --
LVIP SSgA Emerging Markets 100 Service Class                 6,465,779        7,754            6,473,533           --
LVIP SSgA Global Tactical Allocation RPM
   Standard Class                                            9,171,399        1,040            9,172,439           --
LVIP SSgA Global Tactical Allocation RPM
   Service Class                                            17,947,399        4,685           17,952,084           --
LVIP SSgA International Index Standard Class                 2,559,838           --            2,559,838       19,182
LVIP SSgA International Index Service Class                  1,708,643        1,704            1,710,347           --
LVIP SSgA Large Cap 100 Service Class                          196,873           --              196,873           --
LVIP SSgA S&P 500 Index Standard Class                     343,655,364       16,535          343,671,899           --
LVIP SSgA S&P 500 Index Service Class                       48,584,001       30,134           48,614,135           --
LVIP SSgA Small-Cap Index Standard Class                    53,391,274        9,069           53,400,343           --
LVIP SSgA Small-Cap Index Service Class                     12,313,082        9,707           12,322,789           --
LVIP SSgA Small-Mid Cap 200 Service Class                      718,980           --              718,980          125
LVIP T. Rowe Price Growth Stock Service Class                  673,057           --              673,057           --
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                                   178,731,183       84,426          178,815,609           --
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                                     10,271,612       12,780           10,284,392           --
LVIP Templeton Growth RPM Service Class                        252,974           --              252,974           --
LVIP UBS Large Cap Growth RPM Standard Class               274,456,454           --          274,456,454       19,884
LVIP UBS Large Cap Growth RPM Service Class                  2,350,618          929            2,351,547           --
LVIP Vanguard Domestic Equity ETF
   Service Class                                             6,126,376        6,201            6,132,577           --
LVIP Vanguard International Equity ETF
   Service Class                                             3,656,619          647            3,657,266           --
MFS VIT Core Equity Initial Class                               11,262           --               11,262           --
MFS VIT Total Return Initial Class                           1,605,313           --            1,605,313          104
MFS VIT Utilities Initial Class                            178,773,967           --          178,773,967       21,310
MFS VIT Utilities Service Class                             35,294,750        6,348           35,301,098           --
NB AMT Large Cap Value I Class                                  14,322           --               14,322           --
NB AMT Mid Cap Growth I Class                                   79,562           --               79,562           --
NB AMT Mid Cap Intrinsic Value I Class                         209,493           --              209,493           --
PIMCO VIT CommodityRealReturn Strategy
   Advisor Class                                                87,631           --               87,631           --
PIMCO VIT Total Return Administrative Class                 16,636,652        9,681           16,646,333           --
Putnam VT Global Health Care Class IB                           90,926           --               90,926           --
Wells Fargo Advantage VT Intrinsic Value Class 2               227,720           --              227,720           --
Wells Fargo Advantage VT Omega
   Growth Class 2                                              125,247           --              125,247           --
Wells Fargo Advantage VT Small Cap
   Growth Class 2                                              313,127           --              313,127           --


                                                     MORTALITY &
                                                     EXPENSE
                                                     GUARANTEE
                                                     CHARGES
                                                     PAYABLE TO
                                                     THE LINCOLN
                                                     NATIONAL LIFE
                                                     INSURANCE
SUBACCOUNT                                           COMPANY           NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Mondrian International Value
   Standard Class                                      $  6,872     $     248,980,827
LVIP Mondrian International Value Service Class             503            18,330,725
LVIP Money Market Standard Class                          1,523            55,061,172
LVIP Money Market Service Class                             193             7,170,488
LVIP SSgA Bond Index Standard Class                         121             4,320,672
LVIP SSgA Bond Index Service Class                           49             1,606,456
LVIP SSgA Developed International 150
   Service Class                                              2                80,349
LVIP SSgA Emerging Markets 100 Standard Class               604            21,954,109
LVIP SSgA Emerging Markets 100 Service Class                181             6,473,352
LVIP SSgA Global Tactical Allocation RPM
   Standard Class                                           253             9,172,186
LVIP SSgA Global Tactical Allocation RPM
   Service Class                                            510            17,951,574
LVIP SSgA International Index Standard Class                 70             2,540,586
LVIP SSgA International Index Service Class                  51             1,710,296
LVIP SSgA Large Cap 100 Service Class                         7               196,866
LVIP SSgA S&P 500 Index Standard Class                    9,441           343,662,458
LVIP SSgA S&P 500 Index Service Class                     1,328            48,612,807
LVIP SSgA Small-Cap Index Standard Class                  1,466            53,398,877
LVIP SSgA Small-Cap Index Service Class                     348            12,322,441
LVIP SSgA Small-Mid Cap 200 Service Class                    21               718,834
LVIP T. Rowe Price Growth Stock Service Class                20               673,037
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                                  4,893           178,810,716
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                                     281            10,284,111
LVIP Templeton Growth RPM Service Class                      10               252,964
LVIP UBS Large Cap Growth RPM Standard Class              7,507           274,429,063
LVIP UBS Large Cap Growth RPM Service Class                  64             2,351,483
LVIP Vanguard Domestic Equity ETF
   Service Class                                            168             6,132,409
LVIP Vanguard International Equity ETF
   Service Class                                            100             3,657,166
MFS VIT Core Equity Initial Class                            --                11,262
MFS VIT Total Return Initial Class                           50             1,605,159
MFS VIT Utilities Initial Class                           4,931           178,747,726
MFS VIT Utilities Service Class                             966            35,300,132
NB AMT Large Cap Value I Class                               --                14,322
NB AMT Mid Cap Growth I Class                                 1                79,561
NB AMT Mid Cap Intrinsic Value I Class                        7               209,486
PIMCO VIT CommodityRealReturn Strategy
   Advisor Class                                              3                87,628
PIMCO VIT Total Return Administrative Class                 464            16,645,869
Putnam VT Global Health Care Class IB                         3                90,923
Wells Fargo Advantage VT Intrinsic Value Class 2              8               227,712
Wells Fargo Advantage VT Omega
   Growth Class 2                                             4               125,243
Wells Fargo Advantage VT Small Cap
   Growth Class 2                                            10               313,117





See accompanying notes.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                         DIVIDENDS
                                                                         FROM         MORTALITY AND       NET
                                                                         INVESTMENT   EXPENSE             INVESTMENT
SUBACCOUNT                                                               INCOME       GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                  $       4,665    $     (215,623)   $    (210,958)
ABVPSF Growth and Income Class B                                             415,233          (132,961)         282,272
ABVPSF International Value Class B                                             9,110            (1,800)           7,310
ABVPSF Small/Mid Cap Value Class A                                             5,205           (10,380)          (5,175)
American Century VP Inflation Protection Class I                             177,398          (125,445)          51,953
American Century VP Inflation Protection Class II                            183,626          (135,595)          48,031
American Century VP International Class I                                      1,406              (451)             955
American Funds Global Growth Class 2                                       1,258,531        (1,012,354)         246,177
American Funds Growth Class 2                                              5,878,965        (6,397,896)        (518,931)
American Funds Growth-Income Class 2                                       3,198,387        (2,401,294)         797,093
American Funds International Class 2                                       3,485,403        (2,599,077)         886,326
BlackRock Global Allocation V.I. Class I                                     299,832          (266,064)          33,768
BlackRock Global Allocation V.I. Class III                                   142,339          (141,074)           1,265
Delaware VIP Diversified Income Standard Class                             3,808,573        (1,539,905)       2,268,668
Delaware VIP Diversified Income Service Class                              1,210,527          (598,948)         611,579
Delaware VIP Emerging Markets Service Class                                   38,613           (30,036)           8,577
Delaware VIP High Yield Standard Class                                     3,348,508          (458,100)       2,890,408
Delaware VIP High Yield Service Class                                        722,729          (105,460)         617,269
Delaware VIP Limited-Term Diversified Income Service Class                    31,445           (29,929)           1,516
Delaware VIP REIT Standard Class                                           2,024,537        (1,287,151)         737,386
Delaware VIP REIT Service Class                                              244,962          (187,650)          57,312
Delaware VIP Small Cap Value Service Class                                 1,223,754        (2,389,518)      (1,165,764)
Delaware VIP Smid Cap Growth Standard Class                                   60,395        (2,476,382)      (2,415,987)
Delaware VIP Smid Cap Growth Service Class                                        --          (155,222)        (155,222)
Delaware VIP U.S. Growth Service Class                                           171            (1,816)          (1,645)
Delaware VIP Value Standard Class                                          2,552,746        (1,410,341)       1,142,405
Delaware VIP Value Service Class                                             307,817          (202,096)         105,721
DWS Alternative Asset Allocation VIP Class A                                  80,679           (38,913)          41,766
DWS Alternative Asset Allocation VIP Class B                                  33,020           (18,863)          14,157
DWS Equity 500 Index VIP Class A                                           3,148,373          (637,556)       2,510,817
DWS Equity 500 Index VIP Class B                                             289,687           (65,279)         224,408
DWS Small Cap Index VIP Class A                                              687,756          (161,557)         526,199
DWS Small Cap Index VIP Class B                                              101,410           (24,915)          76,495
Fidelity VIP Contrafund Service Class                                      2,154,874        (2,274,109)        (119,235)
Fidelity VIP Contrafund Service Class 2                                      452,156          (526,090)         (73,934)
Fidelity VIP Growth Service Class                                            124,976          (647,420)        (522,444)
Fidelity VIP Growth Service Class 2                                            4,078           (83,415)         (79,337)
Fidelity VIP Mid Cap Service Class 2                                           7,428           (32,815)         (25,387)
FTVIPT Franklin Income Securities Class 2                                    153,065           (31,087)         121,978
FTVIPT Mutual Shares Securities Class 2                                       41,621           (23,440)          18,181
FTVIPT Templeton Global Bond Securities Class 2                              245,005           (64,392)         180,613
Invesco V.I. Core Equity Series I                                                536              (431)             105
Invesco V.I. International Growth Series I                                       888              (890)              (2)
Janus Aspen Global Research Institutional Class                                2,996            (1,623)           1,373
LVIP Baron Growth Opportunities Service Class                                772,311        (1,785,508)      (1,013,197)
LVIP BlackRock Equity Dividend RPM Standard Class                          4,337,630        (3,040,735)       1,296,895
LVIP BlackRock Equity Dividend RPM Service Class                              93,225           (75,945)          17,280
LVIP BlackRock Inflation Protected Bond Standard Class                       140,757          (166,042)         (25,285)
LVIP BlackRock Inflation Protected Bond Service Class                         14,716           (33,293)         (18,577)
LVIP Capital Growth Service Class                                                 --              (460)            (460)
LVIP Clarion Global Real Estate Standard Class                                    --          (110,250)        (110,250)
LVIP Clarion Global Real Estate Service Class                                     --           (47,762)         (47,762)
LVIP Columbia Small-Mid Cap Growth RPM Service Class                              --            (3,351)          (3,351)
LVIP Delaware Bond Standard Class                                          4,771,690        (2,923,966)       1,847,724
LVIP Delaware Bond Service Class                                             371,251          (267,329)         103,922
LVIP Delaware Diversified Floating Rate Service Class                         24,451           (28,882)          (4,431)
LVIP Delaware Foundation Aggressive Allocation Standard Class              1,867,234        (1,231,263)         635,971


                                                                                         DIVIDENDS
                                                                                         FROM          TOTAL
                                                                       NET REALIZED      NET REALIZED  NET REALIZED
                                                                       GAIN (LOSS)       GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                             ON INVESTMENTS    INVESTMENTS   ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                  $      418,635   $          --  $      418,635
ABVPSF Growth and Income Class B                                            5,087,950              --       5,087,950
ABVPSF International Value Class B                                             (3,892)             --          (3,892)
ABVPSF Small/Mid Cap Value Class A                                             98,286          48,314         146,600
American Century VP Inflation Protection Class I                              114,475       1,137,517       1,251,992
American Century VP Inflation Protection Class II                             (41,179)        550,366         509,187
American Century VP International Class I                                       4,571              --           4,571
American Funds Global Growth Class 2                                        2,183,956              --       2,183,956
American Funds Growth Class 2                                              14,873,832              --      14,873,832
American Funds Growth-Income Class 2                                        3,785,399              --       3,785,399
American Funds International Class 2                                        3,011,572              --       3,011,572
BlackRock Global Allocation V.I. Class I                                      428,463         971,489       1,399,952
BlackRock Global Allocation V.I. Class III                                    168,224         562,166         730,390
Delaware VIP Diversified Income Standard Class                              2,211,264       2,211,902       4,423,166
Delaware VIP Diversified Income Service Class                                 159,904         784,505         944,409
Delaware VIP Emerging Markets Service Class                                    28,316              --          28,316
Delaware VIP High Yield Standard Class                                        765,775              --         765,775
Delaware VIP High Yield Service Class                                         115,398              --         115,398
Delaware VIP Limited-Term Diversified Income Service Class                     (7,639)             --          (7,639)
Delaware VIP REIT Standard Class                                             (236,557)             --        (236,557)
Delaware VIP REIT Service Class                                               103,204              --         103,204
Delaware VIP Small Cap Value Service Class                                  7,348,626      10,982,408      18,331,034
Delaware VIP Smid Cap Growth Standard Class                                 6,594,738      13,416,219      20,010,957
Delaware VIP Smid Cap Growth Service Class                                    233,074         838,358       1,071,432
Delaware VIP U.S. Growth Service Class                                          2,727           5,089           7,816
Delaware VIP Value Standard Class                                           2,969,248              --       2,969,248
Delaware VIP Value Service Class                                              269,165              --         269,165
DWS Alternative Asset Allocation VIP Class A                                   30,127              --          30,127
DWS Alternative Asset Allocation VIP Class B                                    2,087              --           2,087
DWS Equity 500 Index VIP Class A                                           44,929,641       3,739,848      48,669,489
DWS Equity 500 Index VIP Class B                                            4,612,710         399,032       5,011,742
DWS Small Cap Index VIP Class A                                             8,141,153       1,653,300       9,794,453
DWS Small Cap Index VIP Class B                                             1,457,757         285,157       1,742,914
Fidelity VIP Contrafund Service Class                                       3,926,704          63,172       3,989,876
Fidelity VIP Contrafund Service Class 2                                       450,917          15,834         466,751
Fidelity VIP Growth Service Class                                             748,309          45,094         793,403
Fidelity VIP Growth Service Class 2                                           219,753           6,205         225,958
Fidelity VIP Mid Cap Service Class 2                                          104,947         358,100         463,047
FTVIPT Franklin Income Securities Class 2                                      31,125              --          31,125
FTVIPT Mutual Shares Securities Class 2                                        78,807              --          78,807
FTVIPT Templeton Global Bond Securities Class 2                                88,519          63,257         151,776
Invesco V.I. Core Equity Series I                                               1,588              --           1,588
Invesco V.I. International Growth Series I                                        403              --             403
Janus Aspen Global Research Institutional Class                                 1,690              --           1,690
LVIP Baron Growth Opportunities Service Class                               5,625,865      14,422,562      20,048,427
LVIP BlackRock Equity Dividend RPM Standard Class                           1,760,885              --       1,760,885
LVIP BlackRock Equity Dividend RPM Service Class                              108,116              --         108,116
LVIP BlackRock Inflation Protected Bond Standard Class                       (520,260)        668,192         147,932
LVIP BlackRock Inflation Protected Bond Service Class                         (48,733)        138,734          90,001
LVIP Capital Growth Service Class                                                 737              --             737
LVIP Clarion Global Real Estate Standard Class                                473,295              --         473,295
LVIP Clarion Global Real Estate Service Class                                 133,874              --         133,874
LVIP Columbia Small-Mid Cap Growth RPM Service Class                            4,568           5,342           9,910
LVIP Delaware Bond Standard Class                                           4,877,023       3,192,254       8,069,277
LVIP Delaware Bond Service Class                                              151,272         305,712         456,984
LVIP Delaware Diversified Floating Rate Service Class                           2,100              --           2,100
LVIP Delaware Foundation Aggressive Allocation Standard Class               1,893,723              --       1,893,723


                                                                       NET CHANGE        NET INCREASE
                                                                       IN UNREALIZED     (DECREASE)
                                                                       APPRECIATION OR   IN NET ASSETS
                                                                       DEPRECIATION      RESULTING
SUBACCOUNT                                                             ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                  $     4,010,027    $    4,217,704
ABVPSF Growth and Income Class B                                               180,970         5,551,192
ABVPSF International Value Class B                                              27,579            30,997
ABVPSF Small/Mid Cap Value Class A                                             147,534           288,959
American Century VP Inflation Protection Class I                            (1,915,287)         (611,342)
American Century VP Inflation Protection Class II                           (1,628,128)       (1,070,910)
American Century VP International Class I                                       10,004            15,530
American Funds Global Growth Class 2                                        22,373,481        24,803,614
American Funds Growth Class 2                                              145,851,973       160,206,874
American Funds Growth-Income Class 2                                        60,608,157        65,190,649
American Funds International Class 2                                        44,187,516        48,085,414
BlackRock Global Allocation V.I. Class I                                     1,890,802         3,324,522
BlackRock Global Allocation V.I. Class III                                     862,516         1,594,171
Delaware VIP Diversified Income Standard Class                             (10,548,481)       (3,856,647)
Delaware VIP Diversified Income Service Class                               (2,998,226)       (1,442,238)
Delaware VIP Emerging Markets Service Class                                    183,449           220,342
Delaware VIP High Yield Standard Class                                        (143,916)        3,512,267
Delaware VIP High Yield Service Class                                           62,567           795,234
Delaware VIP Limited-Term Diversified Income Service Class                     (57,533)          (63,656)
Delaware VIP REIT Standard Class                                             1,455,459         1,956,288
Delaware VIP REIT Service Class                                                (25,406)          135,110
Delaware VIP Small Cap Value Service Class                                  48,026,424        65,191,694
Delaware VIP Smid Cap Growth Standard Class                                 65,126,709        82,721,679
Delaware VIP Smid Cap Growth Service Class                                   4,261,539         5,177,749
Delaware VIP U.S. Growth Service Class                                          35,078            41,249
Delaware VIP Value Standard Class                                           35,999,097        40,110,750
Delaware VIP Value Service Class                                             5,090,863         5,465,749
DWS Alternative Asset Allocation VIP Class A                                   (88,968)          (17,075)
DWS Alternative Asset Allocation VIP Class B                                   (22,007)           (5,763)
DWS Equity 500 Index VIP Class A                                           (24,145,857)       27,034,449
DWS Equity 500 Index VIP Class B                                            (2,458,331)        2,777,819
DWS Small Cap Index VIP Class A                                             (3,780,836)        6,539,816
DWS Small Cap Index VIP Class B                                               (765,269)        1,054,140
Fidelity VIP Contrafund Service Class                                       54,332,839        58,203,480
Fidelity VIP Contrafund Service Class 2                                     13,234,794        13,627,611
Fidelity VIP Growth Service Class                                           19,105,680        19,376,639
Fidelity VIP Growth Service Class 2                                          2,344,699         2,491,320
Fidelity VIP Mid Cap Service Class 2                                           391,951           829,611
FTVIPT Franklin Income Securities Class 2                                      126,139           279,242
FTVIPT Mutual Shares Securities Class 2                                        374,998           471,986
FTVIPT Templeton Global Bond Securities Class 2                               (315,815)           16,574
Invesco V.I. Core Equity Series I                                                7,609             9,302
Invesco V.I. International Growth Series I                                      10,758            11,159
Janus Aspen Global Research Institutional Class                                 58,035            61,098
LVIP Baron Growth Opportunities Service Class                               38,098,318        57,133,548
LVIP BlackRock Equity Dividend RPM Standard Class                           44,411,006        47,468,786
LVIP BlackRock Equity Dividend RPM Service Class                             1,048,699         1,174,095
LVIP BlackRock Inflation Protected Bond Standard Class                      (2,361,065)       (2,238,418)
LVIP BlackRock Inflation Protected Bond Service Class                         (515,420)         (443,996)
LVIP Capital Growth Service Class                                               13,558            13,835
LVIP Clarion Global Real Estate Standard Class                                (144,260)          218,785
LVIP Clarion Global Real Estate Service Class                                  (18,650)           67,462
LVIP Columbia Small-Mid Cap Growth RPM Service Class                            56,728            63,287
LVIP Delaware Bond Standard Class                                          (19,913,270)       (9,996,269)
LVIP Delaware Bond Service Class                                            (1,571,337)       (1,010,431)
LVIP Delaware Diversified Floating Rate Service Class                           (4,585)           (6,916)
LVIP Delaware Foundation Aggressive Allocation Standard Class               18,849,027        21,378,721



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

YEAR ENDED DECEMBER 31, 2013




                                                                            DIVIDENDS
                                                                            FROM         MORTALITY AND       NET
                                                                            INVESTMENT   EXPENSE             INVESTMENT
SUBACCOUNT                                                                  INCOME       GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation Service Class              $      75,688    $      (50,042)   $      25,646
LVIP Delaware Foundation Conservative Allocation Standard Class               5,232,595        (2,532,598)       2,699,997
LVIP Delaware Foundation Conservative Allocation Service Class                  110,017           (56,460)          53,557
LVIP Delaware Foundation Moderate Allocation Standard Class                      99,792           (46,192)          53,600
LVIP Delaware Foundation Moderate Allocation Service Class                       78,727           (39,928)          38,799
LVIP Delaware Growth and Income Standard Class                               17,217,010       (10,026,207)       7,190,803
LVIP Delaware Growth and Income Service Class                                    82,352           (56,240)          26,112
LVIP Delaware Social Awareness Standard Class                                 6,666,618        (5,377,104)       1,289,514
LVIP Delaware Social Awareness Service Class                                    144,815          (150,004)          (5,189)
LVIP Delaware Special Opportunities Standard Class                            5,003,005        (4,456,973)         546,032
LVIP Delaware Special Opportunities Service Class                               225,980          (277,449)         (51,469)
LVIP Global Income Standard Class                                                20,430           (84,541)         (64,111)
LVIP Global Income Service Class                                                 10,389           (43,836)         (33,447)
LVIP JPMorgan Mid Cap Value RPM Service Class                                       258            (1,774)          (1,516)
LVIP Managed Risk Profile 2010 Standard Class                                    44,173           (37,179)           6,994
LVIP Managed Risk Profile 2010 Service Class                                     19,100           (17,331)           1,769
LVIP Managed Risk Profile 2020 Standard Class                                   169,116          (122,252)          46,864
LVIP Managed Risk Profile 2020 Service Class                                    123,748          (101,927)          21,821
LVIP Managed Risk Profile 2030 Standard Class                                    95,813           (66,811)          29,002
LVIP Managed Risk Profile 2030 Service Class                                    134,920          (116,084)          18,836
LVIP Managed Risk Profile 2040 Standard Class                                    30,387           (23,614)           6,773
LVIP Managed Risk Profile 2040 Service Class                                    127,454          (111,721)          15,733
LVIP Managed Risk Profile 2050 Standard Class                                     3,642            (1,849)           1,793
LVIP Managed Risk Profile 2050 Service Class                                     14,157            (9,025)           5,132
LVIP Managed Risk Profile Conservative Standard Class                           399,622          (236,218)         163,404
LVIP Managed Risk Profile Conservative Service Class                            330,138          (199,612)         130,526
LVIP Managed Risk Profile Growth Standard Class                                 444,287          (273,545)         170,742
LVIP Managed Risk Profile Growth Service Class                                  664,148          (460,779)         203,369
LVIP Managed Risk Profile Moderate Standard Class                               677,186          (435,937)         241,249
LVIP Managed Risk Profile Moderate Service Class                                783,202          (539,328)         243,874
LVIP MFS International Growth Service Class                                       2,960            (5,763)          (2,803)
LVIP MFS Value Service Class                                                     31,247           (24,361)           6,886
LVIP Mid-Cap Value Service Class                                                    745            (3,799)          (3,054)
LVIP Mondrian International Value Standard Class                              5,789,914        (2,379,804)       3,410,110
LVIP Mondrian International Value Service Class                                 382,357          (165,801)         216,556
LVIP Money Market Standard Class                                                 14,216          (579,203)        (564,987)
LVIP Money Market Service Class                                                   1,848           (74,748)         (72,900)
LVIP SSgA Bond Index Standard Class                                              86,825           (52,806)          34,019
LVIP SSgA Bond Index Service Class                                               28,352           (18,314)          10,038
LVIP SSgA Developed International 150 Service Class                               1,837              (866)             971
LVIP SSgA Emerging Markets 100 Standard Class                                   498,342          (227,250)         271,092
LVIP SSgA Emerging Markets 100 Service Class                                    130,865           (58,396)          72,469
LVIP SSgA Global Tactical Allocation RPM Standard Class                         183,154           (98,020)          85,134
LVIP SSgA Global Tactical Allocation RPM Service Class                          316,292          (179,183)         137,109
LVIP SSgA International Index Standard Class                                     38,818           (21,536)          17,282
LVIP SSgA International Index Service Class                                      19,619           (13,495)           6,124
LVIP SSgA Large Cap 100 Service Class                                             3,626            (1,600)           2,026
LVIP SSgA S&P 500 Index Standard Class                                        4,859,438        (2,104,780)       2,754,658
LVIP SSgA S&P 500 Index Service Class                                           577,710          (296,601)         281,109
LVIP SSgA Small-Cap Index Standard Class                                        372,409          (333,987)          38,422
LVIP SSgA Small-Cap Index Service Class                                          59,092           (85,293)         (26,201)
LVIP SSgA Small-Mid Cap 200 Service Class                                        15,831            (7,050)           8,781
LVIP T. Rowe Price Growth Stock Service Class                                        --            (6,586)          (6,586)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                          --        (1,631,458)      (1,631,458)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                           --           (84,109)         (84,109)
LVIP Templeton Growth RPM Service Class                                           2,671            (3,596)            (925)
LVIP UBS Large Cap Growth RPM Standard Class                                         --        (2,564,121)      (2,564,121)


                                                                                           DIVIDENDS
                                                                                           FROM           TOTAL
                                                                          NET REALIZED     NET REALIZED   NET REALIZED
                                                                          GAIN (LOSS)      GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                                ON INVESTMENTS   INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation Service Class              $       60,467   $          --  $      60,467
LVIP Delaware Foundation Conservative Allocation Standard Class                1,164,443       4,172,776      5,337,219
LVIP Delaware Foundation Conservative Allocation Service Class                    37,927          94,781        132,708
LVIP Delaware Foundation Moderate Allocation Standard Class                       76,020         107,505        183,525
LVIP Delaware Foundation Moderate Allocation Service Class                        11,858          98,052        109,910
LVIP Delaware Growth and Income Standard Class                                24,691,562      26,997,109     51,688,671
LVIP Delaware Growth and Income Service Class                                    157,118         154,303        311,421
LVIP Delaware Social Awareness Standard Class                                 13,350,645      10,253,359     23,604,004
LVIP Delaware Social Awareness Service Class                                     212,512         296,420        508,932
LVIP Delaware Special Opportunities Standard Class                            10,687,242      37,687,951     48,375,193
LVIP Delaware Special Opportunities Service Class                                104,618       2,412,687      2,517,305
LVIP Global Income Standard Class                                                (37,303)         14,038        (23,265)
LVIP Global Income Service Class                                                  (5,979)          7,115          1,136
LVIP JPMorgan Mid Cap Value RPM Service Class                                     26,959              --         26,959
LVIP Managed Risk Profile 2010 Standard Class                                    185,007              --        185,007
LVIP Managed Risk Profile 2010 Service Class                                      37,125              --         37,125
LVIP Managed Risk Profile 2020 Standard Class                                    409,335              --        409,335
LVIP Managed Risk Profile 2020 Service Class                                     162,861              --        162,861
LVIP Managed Risk Profile 2030 Standard Class                                    194,255              --        194,255
LVIP Managed Risk Profile 2030 Service Class                                     151,823              --        151,823
LVIP Managed Risk Profile 2040 Standard Class                                     65,901              --         65,901
LVIP Managed Risk Profile 2040 Service Class                                     116,390              --        116,390
LVIP Managed Risk Profile 2050 Standard Class                                     12,100              --         12,100
LVIP Managed Risk Profile 2050 Service Class                                       6,302              --          6,302
LVIP Managed Risk Profile Conservative Standard Class                            988,070         329,854      1,317,924
LVIP Managed Risk Profile Conservative Service Class                             363,509         297,727        661,236
LVIP Managed Risk Profile Growth Standard Class                                  570,729              --        570,729
LVIP Managed Risk Profile Growth Service Class                                   386,797              --        386,797
LVIP Managed Risk Profile Moderate Standard Class                              1,370,162              --      1,370,162
LVIP Managed Risk Profile Moderate Service Class                                 583,071              --        583,071
LVIP MFS International Growth Service Class                                       11,763              --         11,763
LVIP MFS Value Service Class                                                     159,639              --        159,639
LVIP Mid-Cap Value Service Class                                                  30,622              --         30,622
LVIP Mondrian International Value Standard Class                               4,232,745              --      4,232,745
LVIP Mondrian International Value Service Class                                  (49,207)             --        (49,207)
LVIP Money Market Standard Class                                                      --              --             --
LVIP Money Market Service Class                                                       --              --             --
LVIP SSgA Bond Index Standard Class                                               18,820          15,895         34,715
LVIP SSgA Bond Index Service Class                                                 7,405           5,475         12,880
LVIP SSgA Developed International 150 Service Class                                2,055              --          2,055
LVIP SSgA Emerging Markets 100 Standard Class                                   (713,996)             --       (713,996)
LVIP SSgA Emerging Markets 100 Service Class                                    (103,396)             --       (103,396)
LVIP SSgA Global Tactical Allocation RPM Standard Class                           84,238              --         84,238
LVIP SSgA Global Tactical Allocation RPM Service Class                           233,318              --        233,318
LVIP SSgA International Index Standard Class                                      61,870              --         61,870
LVIP SSgA International Index Service Class                                       31,577              --         31,577
LVIP SSgA Large Cap 100 Service Class                                              3,595           8,982         12,577
LVIP SSgA S&P 500 Index Standard Class                                         1,219,206              --      1,219,206
LVIP SSgA S&P 500 Index Service Class                                            167,044              --        167,044
LVIP SSgA Small-Cap Index Standard Class                                         650,051         216,168        866,219
LVIP SSgA Small-Cap Index Service Class                                          236,224          49,963        286,187
LVIP SSgA Small-Mid Cap 200 Service Class                                         28,049          49,237         77,286
LVIP T. Rowe Price Growth Stock Service Class                                     57,173              --         57,173
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                    4,140,734       1,676,129      5,816,863
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                       172,283          95,313        267,596
LVIP Templeton Growth RPM Service Class                                           29,998              --         29,998
LVIP UBS Large Cap Growth RPM Standard Class                                   6,404,761              --      6,404,761


                                                                          NET CHANGE        NET INCREASE
                                                                          IN UNREALIZED     (DECREASE)
                                                                          APPRECIATION OR   IN NET ASSETS
                                                                          DEPRECIATION      RESULTING
SUBACCOUNT                                                                ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation Service Class               $      777,459   $       863,572
LVIP Delaware Foundation Conservative Allocation Standard Class                11,827,520        19,864,736
LVIP Delaware Foundation Conservative Allocation Service Class                    246,168           432,433
LVIP Delaware Foundation Moderate Allocation Standard Class                       320,012           557,137
LVIP Delaware Foundation Moderate Allocation Service Class                        325,403           474,112
LVIP Delaware Growth and Income Standard Class                                215,804,315       274,683,789
LVIP Delaware Growth and Income Service Class                                   1,183,070         1,520,603
LVIP Delaware Social Awareness Standard Class                                 131,463,718       156,357,236
LVIP Delaware Social Awareness Service Class                                    3,782,801         4,286,544
LVIP Delaware Special Opportunities Standard Class                             75,011,186       123,932,411
LVIP Delaware Special Opportunities Service Class                               5,136,115         7,601,951
LVIP Global Income Standard Class                                                (259,490)         (346,866)
LVIP Global Income Service Class                                                 (131,348)         (163,659)
LVIP JPMorgan Mid Cap Value RPM Service Class                                       6,393            31,836
LVIP Managed Risk Profile 2010 Standard Class                                      83,805           275,806
LVIP Managed Risk Profile 2010 Service Class                                       85,656           124,550
LVIP Managed Risk Profile 2020 Standard Class                                     696,457         1,152,656
LVIP Managed Risk Profile 2020 Service Class                                      756,061           940,743
LVIP Managed Risk Profile 2030 Standard Class                                     580,292           803,549
LVIP Managed Risk Profile 2030 Service Class                                    1,168,719         1,339,378
LVIP Managed Risk Profile 2040 Standard Class                                     261,635           334,309
LVIP Managed Risk Profile 2040 Service Class                                    1,431,007         1,563,130
LVIP Managed Risk Profile 2050 Standard Class                                      13,309            27,202
LVIP Managed Risk Profile 2050 Service Class                                      133,062           144,496
LVIP Managed Risk Profile Conservative Standard Class                             416,534         1,897,862
LVIP Managed Risk Profile Conservative Service Class                              719,926         1,511,688
LVIP Managed Risk Profile Growth Standard Class                                 2,470,301         3,211,772
LVIP Managed Risk Profile Growth Service Class                                  4,424,474         5,014,640
LVIP Managed Risk Profile Moderate Standard Class                               2,655,912         4,267,323
LVIP Managed Risk Profile Moderate Service Class                                4,214,868         5,041,813
LVIP MFS International Growth Service Class                                        48,399            57,359
LVIP MFS Value Service Class                                                      457,572           624,097
LVIP Mid-Cap Value Service Class                                                   65,460            93,028
LVIP Mondrian International Value Standard Class                               36,761,412        44,404,267
LVIP Mondrian International Value Service Class                                 2,917,354         3,084,703
LVIP Money Market Standard Class                                                       --          (564,987)
LVIP Money Market Service Class                                                        --           (72,900)
LVIP SSgA Bond Index Standard Class                                              (264,363)         (195,629)
LVIP SSgA Bond Index Service Class                                                (89,088)          (66,170)
LVIP SSgA Developed International 150 Service Class                                10,593            13,619
LVIP SSgA Emerging Markets 100 Standard Class                                    (612,603)       (1,055,507)
LVIP SSgA Emerging Markets 100 Service Class                                     (162,300)         (193,227)
LVIP SSgA Global Tactical Allocation RPM Standard Class                           638,966           808,338
LVIP SSgA Global Tactical Allocation RPM Service Class                          1,043,969         1,414,396
LVIP SSgA International Index Standard Class                                      304,039           383,191
LVIP SSgA International Index Service Class                                       183,884           221,585
LVIP SSgA Large Cap 100 Service Class                                              22,380            36,983
LVIP SSgA S&P 500 Index Standard Class                                         33,858,760        37,832,624
LVIP SSgA S&P 500 Index Service Class                                           5,183,491         5,631,644
LVIP SSgA Small-Cap Index Standard Class                                        7,794,711         8,699,352
LVIP SSgA Small-Cap Index Service Class                                         1,953,634         2,213,620
LVIP SSgA Small-Mid Cap 200 Service Class                                          97,052           183,119
LVIP T. Rowe Price Growth Stock Service Class                                     147,346           197,933
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                    42,428,866        46,614,271
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                      2,193,712         2,377,199
LVIP Templeton Growth RPM Service Class                                            16,845            45,918
LVIP UBS Large Cap Growth RPM Standard Class                                   52,029,347        55,869,987



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

YEAR ENDED DECEMBER 31, 2013




                                                                   DIVIDENDS
                                                                   FROM         MORTALITY AND       NET             NET REALIZED
                                                                   INVESTMENT   EXPENSE             INVESTMENT      GAIN (LOSS)
SUBACCOUNT                                                         INCOME       GUARANTEE CHARGES   INCOME (LOSS)   ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
LVIP UBS Large Cap Growth RPM Service Class                      $          --    $      (21,021)   $     (21,021)  $       76,365
LVIP Vanguard Domestic Equity ETF Service Class                         51,946           (42,679)           9,267          109,601
LVIP Vanguard International Equity ETF Service Class                    65,884           (28,387)          37,497           58,016
MFS VIT Core Equity Initial Class                                          100              (101)              (1)             176
MFS VIT Total Return Initial Class                                      28,423           (18,707)           9,716           49,772
MFS VIT Utilities Initial Class                                      4,089,599        (1,781,808)       2,307,791        3,937,963
MFS VIT Utilities Service Class                                        704,641          (332,149)         372,492          390,846
NB AMT Large Cap Value I Class                                             359              (161)             198            2,749
NB AMT Mid Cap Growth I Class                                               --          (425,983)        (425,983)      41,560,079
NB AMT Mid Cap Intrinsic Value I Class                                   2,317            (2,330)             (13)             676
PIMCO VIT CommodityRealReturn Strategy Advisor Class                     1,966            (1,273)             693           (8,880)
PIMCO VIT Total Return Administrative Class                            394,558          (182,324)         212,234         (103,131)
Putnam VT Global Health Care Class IB                                      902              (858)              44            4,608
Wells Fargo Advantage VT Intrinsic Value Class 2                         2,085            (2,678)            (593)           2,434
Wells Fargo Advantage VT Omega Growth Class 2                              146            (1,269)          (1,123)           2,468
Wells Fargo Advantage VT Small Cap Growth Class 2                           --            (3,301)          (3,301)          19,053


                                                                 DIVIDENDS                      NET CHANGE       NET INCREASE
                                                                 FROM           TOTAL           IN UNREALIZED    (DECREASE)
                                                                 NET REALIZED   NET REALIZED    APPRECIATION OR  IN NET ASSETS
                                                                 GAIN ON        GAIN (LOSS)     DEPRECIATION     RESULTING
SUBACCOUNT                                                       INVESTMENTS    ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP UBS Large Cap Growth RPM Service Class                      $          --  $      76,365   $      400,356    $      455,700
LVIP Vanguard Domestic Equity ETF Service Class                             --        109,601          911,876         1,030,744
LVIP Vanguard International Equity ETF Service Class                        --         58,016          257,892           353,405
MFS VIT Core Equity Initial Class                                           --            176            2,698             2,873
MFS VIT Total Return Initial Class                                          --         49,772          205,162           264,650
MFS VIT Utilities Initial Class                                      3,265,020      7,202,983       21,198,689        30,709,463
MFS VIT Utilities Service Class                                        627,031      1,017,877        4,272,630         5,662,999
NB AMT Large Cap Value I Class                                              --          2,749            4,213             7,160
NB AMT Mid Cap Growth I Class                                               --     41,560,079      (25,912,912)       15,221,184
NB AMT Mid Cap Intrinsic Value I Class                                      --            676           54,297            54,960
PIMCO VIT CommodityRealReturn Strategy Advisor Class                        --         (8,880)         (11,512)          (19,699)
PIMCO VIT Total Return Administrative Class                            144,252         41,121         (852,794)         (599,439)
Putnam VT Global Health Care Class IB                                    2,573          7,181           19,937            27,162
Wells Fargo Advantage VT Intrinsic Value Class 2                            --          2,434           48,575            50,416
Wells Fargo Advantage VT Omega Growth Class 2                            8,983         11,451           24,958            35,286
Wells Fargo Advantage VT Small Cap Growth Class 2                       14,508         33,561           82,413           112,673



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                        ABVPSF
                                                                        GLOBAL          ABVPSF         ABVPSF         ABVPSF
                                                                        THEMATIC        GROWTH AND     INTERNATIONAL  SMALL/MID
                                                                        GROWTH          INCOME         VALUE          CAP VALUE
                                                                        CLASS B         CLASS B        CLASS B        CLASS A
                                                                        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                             $  21,896,209   $  30,102,862    $  185,334    $   875,155
Changes From Operations:
   - Net investment income (loss)                                           (232,771)        114,559           232         (5,204)
   - Net realized gain (loss) on investments                                (117,625)       (328,965)      (25,889)        49,133
   - Net change in unrealized appreciation or depreciation on investments  2,753,831       5,022,750        44,462        103,543
                                                                       --------------  --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         2,403,435       4,808,344        18,805        147,472
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                    1,494,597       1,912,120           214          1,522
   - Contract withdrawals & transfers to annuity reserves                 (2,762,511)     (4,212,969)       (9,349)       (43,889)
   - Contract transfers                                                     (915,917)         46,300       (19,568)       (68,686)
                                                                       --------------  --------------  -------------  ------------
                                                                          (2,183,831)     (2,254,549)      (28,703)      (111,053)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                       --              --            --             --
   - Annuity Payments                                                         (4,131)        (10,219)           --             --
   - Receipt (reimbursement) of mortality guarantee adjustment                   408             269            --             --
                                                                       --------------  --------------  -------------  ------------
                                                                              (3,723)         (9,950)           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                      (2,187,554)     (2,264,499)      (28,703)      (111,053)
                                                                       --------------  --------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      215,881       2,543,845        (9,898)        36,419
                                                                       --------------  --------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                           22,112,090      32,646,707       175,436        911,574
Changes From Operations:
   - Net investment income (loss)                                           (210,958)        282,272         7,310         (5,175)
   - Net realized gain (loss) on investments                                 418,635       5,087,950        (3,892)       146,600
   - Net change in unrealized appreciation or depreciation on investments  4,010,027         180,970        27,579        147,534
                                                                       --------------  --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         4,217,704       5,551,192        30,997        288,959
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                    1,234,780         734,073            84            491
   - Contract withdrawals & transfers to annuity reserves                 (2,562,443)     (1,732,302)       (6,619)      (276,967)
   - Contract transfers                                                   (2,441,259)    (37,195,137)      (36,135)        23,430
                                                                       --------------  --------------  -------------  ------------
                                                                          (3,768,922)    (38,193,366)      (42,670)      (253,046)
   Annuity Reserves:
   - Annuity Payments                                                         (3,990)         (4,015)           --             --
   - Receipt (reimbursement) of mortality guarantee adjustment                   566              --            --             --
                                                                       --------------  --------------  -------------  ------------
                                                                              (3,424)         (4,015)           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                      (3,772,346)    (38,197,381)      (42,670)      (253,046)
                                                                       --------------  --------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      445,358     (32,646,189)      (11,673)        35,913
                                                                       --------------  --------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                        $  22,557,448   $         518    $  163,763    $   947,487
                                                                       ==============  ==============  =============  ============


                                                                         AMERICAN        AMERICAN
                                                                         CENTURY VP      CENTURY VP     AMERICAN
                                                                         INFLATION       INFLATION      CENTURY VP
                                                                         PROTECTION      PROTECTION     INTERNATIONAL
                                                                         CLASS I         CLASS II       CLASS I
                                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                             $   33,059,487   $  13,115,465     $  38,693
Changes From Operations:
   - Net investment income (loss)                                             550,195         200,868           178
   - Net realized gain (loss) on investments                                1,159,731         489,511        (1,901)
   - Net change in unrealized appreciation or depreciation on investments     364,242         184,316         6,370
                                                                       ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          2,074,168         874,695         4,647
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     1,313,153       1,781,365         1,320
   - Contract withdrawals & transfers to annuity reserves                  (3,789,870)     (1,481,997)       (1,310)
   - Contract transfers                                                     1,732,799       2,119,386       (16,135)
                                                                       ---------------  --------------  -------------
                                                                             (743,918)      2,418,754       (16,125)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                        --          63,645            --
   - Annuity Payments                                                          27,379         (73,854)           --
   - Receipt (reimbursement) of mortality guarantee adjustment                 (1,551)           (440)           --
                                                                       ---------------  --------------  -------------
                                                                               25,828         (10,649)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (718,090)      2,408,105       (16,125)
                                                                       ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,356,078       3,282,800       (11,478)
                                                                       ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                            34,415,565      16,398,265        27,215
Changes From Operations:
   - Net investment income (loss)                                              51,953          48,031           955
   - Net realized gain (loss) on investments                                1,251,992         509,187         4,571
   - Net change in unrealized appreciation or depreciation on investments  (1,915,287)     (1,628,128)       10,004
                                                                       ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           (611,342)     (1,070,910)       15,530
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       407,985         569,398         1,136
   - Contract withdrawals & transfers to annuity reserves                    (937,505)       (982,501)         (836)
   - Contract transfers                                                   (33,238,277)     (6,043,954)      (21,161)
                                                                       ---------------  --------------  -------------
                                                                          (33,767,797)     (6,457,057)      (20,861)
   Annuity Reserves:
   - Annuity Payments                                                         (14,281)         (9,794)           --
   - Receipt (reimbursement) of mortality guarantee adjustment                     --             320            --
                                                                       ---------------  --------------  -------------
                                                                              (14,281)         (9,474)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                      (33,782,078)     (6,466,531)      (20,861)
                                                                       ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (34,393,420)     (7,537,441)       (5,331)
                                                                       ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                        $       22,145   $   8,860,824     $  21,884
                                                                       ===============  ==============  =============


                                                                        AMERICAN
                                                                        FUNDS             AMERICAN        AMERICAN
                                                                        GLOBAL            FUNDS           FUNDS
                                                                        GROWTH            GROWTH          GROWTH-INCOME
                                                                        CLASS 2           CLASS 2         CLASS 2
                                                                        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                             $   80,188,017   $   559,577,244   $   191,483,323
Changes From Operations:
   - Net investment income (loss)                                             (99,106)       (1,364,195)        1,195,008
   - Net realized gain (loss) on investments                                  553,327         5,588,620           541,168
   - Net change in unrealized appreciation or depreciation on investments  16,002,424        85,972,438        28,824,955
                                                                       ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         16,456,645        90,196,863        30,561,131
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     5,581,027        29,533,855        14,099,711
   - Contract withdrawals & transfers to annuity reserves                  (8,740,856)      (63,403,120)      (21,581,613)
   - Contract transfers                                                    (3,200,760)      (31,958,082)       (6,346,450)
                                                                       ---------------  ----------------  ----------------
                                                                           (6,360,589)      (65,827,347)      (13,828,352)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                        --           (57,334)           (2,115)
   - Annuity Payments                                                         (72,512)         (596,188)         (260,800)
   - Receipt (reimbursement) of mortality guarantee adjustment                 (1,304)          (54,812)            6,333
                                                                       ---------------  ----------------  ----------------
                                                                              (73,816)         (708,334)         (256,582)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (6,434,405)      (66,535,681)      (14,084,934)
                                                                       ---------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    10,022,240        23,661,182        16,476,197
                                                                       ---------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                            90,210,257       583,238,426       207,959,520
Changes From Operations:
   - Net investment income (loss)                                             246,177          (518,931)          797,093
   - Net realized gain (loss) on investments                                2,183,956        14,873,832         3,785,399
   - Net change in unrealized appreciation or depreciation on investments  22,373,481       145,851,973        60,608,157
                                                                       ---------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         24,803,614       160,206,874        65,190,649
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     5,296,374        27,900,621        12,804,498
   - Contract withdrawals & transfers to annuity reserves                  (9,021,170)      (65,329,636)      (20,967,751)
   - Contract transfers                                                       727,688       (17,931,418)       (1,363,041)
                                                                       ---------------  ----------------  ----------------
                                                                           (2,997,108)      (55,360,433)       (9,526,294)
   Annuity Reserves:
   - Annuity Payments                                                         (93,794)         (728,596)         (298,050)
   - Receipt (reimbursement) of mortality guarantee adjustment                  2,477            30,071            20,992
                                                                       ---------------  ----------------  ----------------
                                                                              (91,317)         (698,525)         (277,058)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (3,088,425)      (56,058,958)       (9,803,352)
                                                                       ---------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    21,715,189       104,147,916        55,387,297
                                                                       ---------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                        $  111,925,446   $   687,386,342   $   263,346,817
                                                                       ===============  ================  ================



                                                                        AMERICAN         BLACKROCK        BLACKROCK
                                                                        FUNDS            GLOBAL           GLOBAL
                                                                        INTERNATIONAL    ALLOCATION V.I.  ALLOCATION V.I.
                                                                        CLASS 2          CLASS I          CLASS III
                                                                        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                             $   236,231,377   $  23,020,903    $   8,935,799
Changes From Operations:
   - Net investment income (loss)                                            1,074,234         129,095           58,510
   - Net realized gain (loss) on investments                                  (798,288)        166,210           31,608
   - Net change in unrealized appreciation or depreciation on investments   37,262,700       1,809,996          754,652
                                                                       ----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          37,538,646       2,105,301          844,770
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     15,078,533       1,400,479        2,574,769
   - Contract withdrawals & transfers to annuity reserves                  (25,501,489)     (2,331,115)        (743,232)
   - Contract transfers                                                    (15,528,348)        622,973          361,810
                                                                       ----------------  ---------------  ---------------
                                                                           (25,951,304)       (307,663)       2,193,347
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                       (595)             --               --
   - Annuity Payments                                                         (199,083)         (2,305)         (32,140)
   - Receipt (reimbursement) of mortality guarantee adjustment                 (25,852)            856             (165)
                                                                       ----------------  ---------------  ---------------
                                                                              (225,530)         (1,449)         (32,305)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (26,176,834)       (309,112)       2,161,042
                                                                       ----------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     11,361,812       1,796,189        3,005,812
                                                                       ----------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                            247,593,189      24,817,092       11,941,611
Changes From Operations:
   - Net investment income (loss)                                              886,326          33,768            1,265
   - Net realized gain (loss) on investments                                 3,011,572       1,399,952          730,390
   - Net change in unrealized appreciation or depreciation on investments   44,187,516       1,890,802          862,516
                                                                       ----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          48,085,414       3,324,522        1,594,171
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     13,437,822       1,075,167        2,198,332
   - Contract withdrawals & transfers to annuity reserves                  (28,468,724)     (2,826,705)      (1,232,984)
   - Contract transfers                                                     (5,009,345)        686,064         (375,043)
                                                                       ----------------  ---------------  ---------------
                                                                           (20,040,247)     (1,065,474)         590,305
   Annuity Reserves:
   - Annuity Payments                                                         (234,942)        (27,805)         (33,446)
   - Receipt (reimbursement) of mortality guarantee adjustment                  12,198           1,608               21
                                                                       ----------------  ---------------  ---------------
                                                                              (222,744)        (26,197)         (33,425)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (20,262,991)     (1,091,671)         556,880
                                                                       ----------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     27,822,423       2,232,851        2,151,051
                                                                       ----------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                        $   275,415,612   $  27,049,943    $  14,092,662
                                                                       ================  ===============  ===============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                               DELAWARE         DELAWARE         DELAWARE
                                                                               VIP              VIP              VIP
                                                                               DIVERSIFIED      DIVERSIFIED      EMERGING
                                                                               INCOME           INCOME           MARKETS
                                                                               STANDARD CLASS   SERVICE CLASS    SERVICE CLASS
                                                                               SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $   175,077,659   $  53,212,484    $ 2,604,170
Changes From Operations:
   - Net investment income (loss)                                                   3,786,780       1,016,728        (10,459)
   - Net realized gain (loss) on investments                                        7,328,789       2,012,041        (21,475)
   - Net change in unrealized appreciation or depreciation on investments            (760,375)         61,433        367,693
                                                                              ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 10,355,194       3,090,202        335,759
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             6,329,035       6,269,091         13,097
   - Contract withdrawals & transfers to annuity reserves                         (20,279,773)     (5,568,728)      (227,966)
   - Contract transfers                                                            (1,241,075)        527,484         (5,854)
                                                                              ----------------  --------------  --------------
                                                                                  (15,191,813)      1,227,847       (220,723)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                            12,991              --             --
   - Annuity Payments                                                                (310,636)        (23,845)        (1,526)
   - Receipt (reimbursement) of mortality guarantee adjustment                          3,111            (515)           (19)
                                                                              ----------------  --------------  --------------
                                                                                     (294,534)        (24,360)        (1,545)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (15,486,347)      1,203,487       (222,268)
                                                                              ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (5,131,153)      4,293,689        113,491
                                                                              ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   169,946,506      57,506,173      2,717,661
Changes From Operations:
   - Net investment income (loss)                                                   2,268,668         611,579          8,577
   - Net realized gain (loss) on investments                                        4,423,166         944,409         28,316
   - Net change in unrealized appreciation or depreciation on investments         (10,548,481)     (2,998,226)       183,449
                                                                              ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 (3,856,647)     (1,442,238)       220,342
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             5,952,913       5,342,885          7,995
   - Contract withdrawals & transfers to annuity reserves                         (17,574,147)     (5,754,638)      (286,941)
   - Contract transfers                                                           (22,838,058)     (2,780,753)       (52,238)
                                                                              ----------------  --------------  --------------
                                                                                  (34,459,292)     (3,192,506)      (331,184)
   Annuity Reserves:
   - Annuity Payments                                                                (300,903)        (22,712)        (1,615)
   - Receipt (reimbursement) of mortality guarantee adjustment                          7,716             456             18
                                                                              ----------------  --------------  --------------
                                                                                     (293,187)        (22,256)        (1,597)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (34,752,479)     (3,214,762)      (332,781)
                                                                              ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (38,609,126)     (4,657,000)      (112,439)
                                                                              ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $   131,337,380   $  52,849,173    $ 2,605,222
                                                                              ================  ==============  ==============


                                                                                                              DELAWARE
                                                                                                              VIP
                                                                              DELAWARE         DELAWARE       LIMITED-TERM
                                                                              VIP              VIP            DIVERSIFIED
                                                                              HIGH YIELD       HIGH YIELD     INCOME
                                                                              STANDARD CLASS   SERVICE CLASS  SERVICE CLASS
                                                                              SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $ 36,413,958   $   7,005,989   $  2,671,025
Changes From Operations:
   - Net investment income (loss)                                                 2,986,406         590,468          6,251
   - Net realized gain (loss) on investments                                        461,439          67,526         34,746
   - Net change in unrealized appreciation or depreciation on investments         2,787,222         566,779         (4,910)
                                                                              --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                6,235,067       1,224,773         36,087
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           1,288,215       1,600,453          7,547
   - Contract withdrawals & transfers to annuity reserves                        (5,590,004)     (1,030,707)      (199,097)
   - Contract transfers                                                           6,737,346       1,029,265        (48,436)
                                                                              --------------  --------------  -------------
                                                                                  2,435,557       1,599,011       (239,986)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                           6,362              --             --
   - Annuity Payments                                                               (37,177)             --             --
   - Receipt (reimbursement) of mortality guarantee adjustment                         (611)             --             --
                                                                              --------------  --------------  -------------
                                                                                    (31,426)             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              2,404,131       1,599,011       (239,986)
                                                                              --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           8,639,198       2,823,784       (203,899)
                                                                              --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  45,053,156       9,829,773      2,467,126
Changes From Operations:
   - Net investment income (loss)                                                 2,890,408         617,269          1,516
   - Net realized gain (loss) on investments                                        765,775         115,398         (7,639)
   - Net change in unrealized appreciation or depreciation on investments          (143,916)         62,567        (57,533)
                                                                              --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                3,512,267         795,234        (63,656)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           1,490,313       1,679,306          5,336
   - Contract withdrawals & transfers to annuity reserves                        (5,408,163)     (1,411,093)      (204,402)
   - Contract transfers                                                             723,936         646,874        230,628
                                                                              --------------  --------------  -------------
                                                                                 (3,193,914)        915,087         31,562
   Annuity Reserves:
   - Annuity Payments                                                               (40,596)             --             --
   - Receipt (reimbursement) of mortality guarantee adjustment                        1,771              --             --
                                                                              --------------  --------------  -------------
                                                                                    (38,825)             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (3,232,739)        915,087         31,562
                                                                              --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             279,528       1,710,321        (32,094)
                                                                              --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 45,332,684   $  11,540,094   $  2,435,032
                                                                              ==============  ==============  =============




                                                                                                                DELAWARE
                                                                              DELAWARE          DELAWARE        VIP SMALL
                                                                              VIP REIT          VIP REIT        CAP VALUE
                                                                              STANDARD CLASS    SERVICE CLASS   SERVICE CLASS
                                                                              SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  118,628,248   $  15,457,643   $  211,393,935
Changes From Operations:
   - Net investment income (loss)                                                    636,202          47,583       (1,426,763)
   - Net realized gain (loss) on investments                                      (1,613,881)        (22,333)      21,067,124
   - Net change in unrealized appreciation or depreciation on investments         19,283,218       2,361,483        5,732,277
                                                                              ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                18,305,539       2,386,733       25,372,638
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            3,935,272       2,247,235       10,411,166
   - Contract withdrawals & transfers to annuity reserves                        (13,892,682)     (2,441,408)     (23,809,868)
   - Contract transfers                                                            1,364,783          92,031      (10,408,333)
                                                                              ---------------  --------------  ---------------
                                                                                  (8,592,627)       (102,142)     (23,807,035)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                           30,003              --           13,481
   - Annuity Payments                                                                (89,131)             --         (160,202)
   - Receipt (reimbursement) of mortality guarantee adjustment                         1,336              --          (10,602)
                                                                              ---------------  --------------  ---------------
                                                                                     (57,792)             --         (157,323)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (8,650,419)       (102,142)     (23,964,358)
                                                                              ---------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            9,655,120       2,284,591        1,408,280
                                                                              ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  128,283,368      17,742,234      212,802,215
Changes From Operations:
   - Net investment income (loss)                                                    737,386          57,312       (1,165,764)
   - Net realized gain (loss) on investments                                        (236,557)        103,204       18,331,034
   - Net change in unrealized appreciation or depreciation on investments          1,455,459         (25,406)      48,026,424
                                                                              ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 1,956,288         135,110       65,191,694
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            3,743,179       2,101,962        9,655,302
   - Contract withdrawals & transfers to annuity reserves                        (13,800,452)     (1,878,907)     (24,306,597)
   - Contract transfers                                                           (7,755,894)       (326,428)      (3,101,794)
                                                                              ---------------  --------------  ---------------
                                                                                 (17,813,167)       (103,373)     (17,753,089)
   Annuity Reserves:
   - Annuity Payments                                                               (106,900)             --         (187,333)
   - Receipt (reimbursement) of mortality guarantee adjustment                        (8,120)             --            7,169
                                                                              ---------------  --------------  ---------------
                                                                                    (115,020)             --         (180,164)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (17,928,187)       (103,373)     (17,933,253)
                                                                              ---------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (15,971,899)         31,737       47,258,441
                                                                              ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $  112,311,469   $  17,773,971   $  260,060,656
                                                                              ===============  ==============  ===============




                                                                              DELAWARE          DELAWARE       DELAWARE
                                                                              VIP SMID          VIP SMID       VIP U.S.
                                                                              CAP GROWTH        CAP GROWTH     GROWTH
                                                                              STANDARD CLASS    SERVICE CLASS  SERVICE CLASS
                                                                              SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  226,536,339   $  10,894,579    $  108,414
Changes From Operations:
   - Net investment income (loss)                                                 (1,810,456)       (123,892)       (1,333)
   - Net realized gain (loss) on investments                                      19,286,415         880,791         7,535
   - Net change in unrealized appreciation or depreciation on investments          4,638,292         296,199         9,828
                                                                              ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                22,114,251       1,053,098        16,030
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            6,640,225       2,609,335           126
   - Contract withdrawals & transfers to annuity reserves                        (25,796,579)     (1,615,553)      (10,170)
   - Contract transfers                                                          (12,902,882)       (289,133)       (2,553)
                                                                              ---------------  --------------  -------------
                                                                                 (32,059,236)        704,649       (12,597)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                          116,145              --            --
   - Annuity Payments                                                                (90,043)             --            --
   - Receipt (reimbursement) of mortality guarantee adjustment                       (11,156)             --            --
                                                                              ---------------  --------------  -------------
                                                                                      14,946              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (32,044,290)        704,649       (12,597)
                                                                              ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (9,930,039)      1,757,747         3,433
                                                                              ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  216,606,300      12,652,326       111,847
Changes From Operations:
   - Net investment income (loss)                                                 (2,415,987)       (155,222)       (1,645)
   - Net realized gain (loss) on investments                                      20,010,957       1,071,432         7,816
   - Net change in unrealized appreciation or depreciation on investments         65,126,709       4,261,539        35,078
                                                                              ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                82,721,679       5,177,749        41,249
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            5,601,403       2,186,021           184
   - Contract withdrawals & transfers to annuity reserves                        (23,339,192)     (1,501,059)       (8,666)
   - Contract transfers                                                             (368,685)        426,223        31,001
                                                                              ---------------  --------------  -------------
                                                                                 (18,106,474)      1,111,185        22,519
   Annuity Reserves:
   - Annuity Payments                                                               (110,545)             --            --
   - Receipt (reimbursement) of mortality guarantee adjustment                         8,905              --            --
                                                                              ---------------  --------------  -------------
                                                                                    (101,640)             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (18,208,114)      1,111,185        22,519
                                                                              ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           64,513,565       6,288,934        63,768
                                                                              ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $  281,119,865   $  18,941,260    $  175,615
                                                                              ===============  ==============  =============





                                                                              DELAWARE
                                                                              VIP VALUE
                                                                              STANDARD CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  119,216,003
Changes From Operations:
   - Net investment income (loss)                                                  1,621,303
   - Net realized gain (loss) on investments                                       1,143,814
   - Net change in unrealized appreciation or depreciation on investments         12,996,859
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                15,761,976
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            4,153,859
   - Contract withdrawals & transfers to annuity reserves                        (12,581,961)
   - Contract transfers                                                           (1,574,664)
                                                                              ---------------
                                                                                 (10,002,766)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                           22,114
   - Annuity Payments                                                               (165,852)
   - Receipt (reimbursement) of mortality guarantee adjustment                        10,644
                                                                              ---------------
                                                                                    (133,094)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (10,135,860)
                                                                              ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            5,626,116
                                                                              ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  124,842,119
Changes From Operations:
   - Net investment income (loss)                                                  1,142,405
   - Net realized gain (loss) on investments                                       2,969,248
   - Net change in unrealized appreciation or depreciation on investments         35,999,097
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                40,110,750
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            4,424,902
   - Contract withdrawals & transfers to annuity reserves                        (14,392,734)
   - Contract transfers                                                            8,258,822
                                                                              ---------------
                                                                                  (1,709,010)
   Annuity Reserves:
   - Annuity Payments                                                               (245,004)
   - Receipt (reimbursement) of mortality guarantee adjustment                        16,029
                                                                              ---------------
                                                                                    (228,975)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (1,937,985)
                                                                              ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           38,172,765
                                                                              ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $  163,014,884
                                                                              ===============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                               DWS             DWS
                                                                                               ALTERNATIVE     ALTERNATIVE
                                                                                               ASSET           ASSET
                                                                                DELAWARE       ALLOCATION      ALLOCATION
                                                                                VIP VALUE      VIP             VIP
                                                                                SERVICE CLASS  CLASS A         CLASS B
                                                                                SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $  13,063,706   $  3,078,253   $    955,421
Changes From Operations:
   - Net investment income (loss)                                                    145,988         84,522         26,995
   - Net realized gain (loss) on investments                                          57,124         35,170         10,954
   - Net change in unrealized appreciation or depreciation on investments          1,609,765        157,218         62,418
                                                                               --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 1,812,877        276,910        100,367
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            2,499,716        243,147        595,604
   - Contract withdrawals & transfers to annuity reserves                         (1,393,022)      (290,107)      (100,546)
   - Contract transfers                                                              435,586        683,396        188,743
                                                                               --------------  -------------  -------------
                                                                                   1,542,280        636,436        683,801
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                               --         40,646             --
   - Annuity Payments                                                                     --         (2,907)            --
   - Receipt (reimbursement) of mortality guarantee adjustment                            --            103             --
                                                                               --------------  -------------  -------------
                                                                                          --         37,842             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               1,542,280        674,278        683,801
                                                                               --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            3,355,157        951,188        784,168
                                                                               --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                   16,418,863      4,029,441      1,739,589
Changes From Operations:
   - Net investment income (loss)                                                    105,721         41,766         14,157
   - Net realized gain (loss) on investments                                         269,165         30,127          2,087
   - Net change in unrealized appreciation or depreciation on investments          5,090,863        (88,968)       (22,007)
                                                                               --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 5,465,749        (17,075)        (5,763)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            2,449,145        247,224        492,398
   - Contract withdrawals & transfers to annuity reserves                         (1,905,337)      (522,164)      (229,603)
   - Contract transfers                                                              932,894        (44,995)       (56,684)
                                                                               --------------  -------------  -------------
                                                                                   1,476,702       (319,935)       206,111
   Annuity Reserves:
   - Annuity Payments                                                                     --         (3,420)            --
   - Receipt (reimbursement) of mortality guarantee adjustment                            --            201             --
                                                                               --------------  -------------  -------------
                                                                                          --         (3,219)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               1,476,702       (323,154)       206,111
                                                                               --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            6,942,451       (340,229)       200,348
                                                                               --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $  23,361,314   $  3,689,212   $  1,939,937
                                                                               ==============  =============  =============




                                                                                  DWS              DWS              DWS
                                                                                  EQUITY 500       EQUITY 500       SMALL CAP
                                                                                  INDEX VIP        INDEX VIP        INDEX VIP
                                                                                  CLASS A          CLASS B          CLASS A
                                                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $    153,733,062   $  12,726,054   $   36,516,009
Changes From Operations:
   - Net investment income (loss)                                                     1,220,356          67,492          (42,998)
   - Net realized gain (loss) on investments                                          2,392,772         143,891          468,718
   - Net change in unrealized appreciation or depreciation on investments            18,199,099       1,675,623        4,811,674
                                                                               -----------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   21,812,227       1,887,006        5,237,394
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               5,872,551       2,958,796        1,152,470
   - Contract withdrawals & transfers to annuity reserves                           (17,741,544)     (1,221,411)      (3,745,534)
   - Contract transfers                                                              (4,566,621)       (351,114)      (2,619,312)
                                                                               -----------------  --------------  ---------------
                                                                                    (16,435,614)      1,386,271       (5,212,376)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              22,645              --          (20,010)
   - Annuity Payments                                                                  (256,952)             --          (46,523)
   - Receipt (reimbursement) of mortality guarantee adjustment                           (5,271)             --            2,975
                                                                               -----------------  --------------  ---------------
                                                                                       (239,578)             --          (63,558)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (16,675,192)      1,386,271       (5,275,934)
                                                                               -----------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               5,137,035       3,273,277          (38,540)
                                                                               -----------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                     158,870,097      15,999,331       36,477,469
Changes From Operations:
   - Net investment income (loss)                                                     2,510,817         224,408          526,199
   - Net realized gain (loss) on investments                                         48,669,489       5,011,742        9,794,453
   - Net change in unrealized appreciation or depreciation on investments           (24,145,857)     (2,458,331)      (3,780,836)
                                                                               -----------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   27,034,449       2,777,819        6,539,816
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               2,177,991       1,285,110          557,013
   - Contract withdrawals & transfers to annuity reserves                            (6,254,775)       (615,636)      (1,535,268)
   - Contract transfers                                                            (181,613,199)    (19,446,624)     (40,378,200)
                                                                               -----------------  --------------  ---------------
                                                                                   (185,689,983)    (18,777,150)     (41,356,455)
   Annuity Reserves:
   - Annuity Payments                                                                   (87,748)             --          (58,901)
   - Receipt (reimbursement) of mortality guarantee adjustment                            2,778              --           10,989
                                                                               -----------------  --------------  ---------------
                                                                                        (84,970)             --          (47,912)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (185,774,953)    (18,777,150)     (41,404,367)
                                                                               -----------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (158,740,504)    (15,999,331)     (34,864,551)
                                                                               -----------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                $        129,593   $          --   $    1,612,918
                                                                               =================  ==============  ===============




                                                                                 DWS                             FIDELITY VIP
                                                                                 SMALL CAP      FIDELITY VIP     CONTRAFUND
                                                                                 INDEX VIP      CONTRAFUND       SERVICE
                                                                                 CLASS B        SERVICE CLASS    CLASS 2
                                                                                 SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $   5,216,631   $  199,264,380   $  37,759,124
Changes From Operations:
   - Net investment income (loss)                                                    (21,817)         425,305          75,052
   - Net realized gain (loss) on investments                                          70,872            4,848          81,763
   - Net change in unrealized appreciation or depreciation on investments            733,601       29,030,563       5,613,100
                                                                               --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   782,656       29,460,716       5,769,915
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              750,987        7,472,259       6,842,491
   - Contract withdrawals & transfers to annuity reserves                           (528,909)     (22,607,000)     (4,332,917)
   - Contract transfers                                                             (183,095)      (6,697,173)       (239,358)
                                                                               --------------  ---------------  --------------
                                                                                      38,983      (21,831,914)      2,270,216
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                               --          (55,911)             --
   - Annuity Payments                                                                     --         (261,131)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                            --            1,719              --
                                                                               --------------  ---------------  --------------
                                                                                          --         (315,323)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  38,983      (22,147,237)      2,270,216
                                                                               --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              821,639        7,313,479       8,040,131
                                                                               --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    6,038,270      206,577,859      45,799,255
Changes From Operations:
   - Net investment income (loss)                                                     76,495         (119,235)        (73,934)
   - Net realized gain (loss) on investments                                       1,742,914        3,989,876         466,751
   - Net change in unrealized appreciation or depreciation on investments           (765,269)      54,332,839      13,234,794
                                                                               --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 1,054,140       58,203,480      13,627,611
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              266,348        6,119,243       6,361,657
   - Contract withdrawals & transfers to annuity reserves                           (296,366)     (22,686,543)     (5,122,123)
   - Contract transfers                                                           (7,059,742)      (5,929,618)       (652,333)
                                                                               --------------  ---------------  --------------
                                                                                  (7,089,760)     (22,496,918)        587,201
   Annuity Reserves:
   - Annuity Payments                                                                     --         (305,488)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                            --           20,889              --
                                                                               --------------  ---------------  --------------
                                                                                          --         (284,599)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (7,089,760)     (22,781,517)        587,201
                                                                               --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (6,035,620)      35,421,963      14,214,812
                                                                               --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $       2,650   $  241,999,822   $  60,014,067
                                                                               ==============  ===============  ==============




                                                                                                FIDELITY VIP    FIDELITY VIP
                                                                                FIDELITY VIP    GROWTH          MID CAP
                                                                                GROWTH          SERVICE         SERVICE
                                                                                SERVICE CLASS   CLASS 2         CLASS 2
                                                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $  57,631,090   $   5,567,265   $  2,781,296
Changes From Operations:
   - Net investment income (loss)                                                   (320,564)        (42,299)       (21,798)
   - Net realized gain (loss) on investments                                        (553,390)        119,094        282,613
   - Net change in unrealized appreciation or depreciation on investments          8,377,924         668,981         94,662
                                                                               --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 7,503,970         745,776        355,477
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            2,057,961       1,333,964         23,709
   - Contract withdrawals & transfers to annuity reserves                         (7,077,989)       (929,714)      (232,371)
   - Contract transfers                                                               23,532         245,148       (302,243)
                                                                               --------------  --------------  -------------
                                                                                  (4,996,496)        649,398       (510,905)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                           (3,409)             --             --
   - Annuity Payments                                                                (38,148)             --         (3,948)
   - Receipt (reimbursement) of mortality guarantee adjustment                         1,123              --            (21)
                                                                               --------------  --------------  -------------
                                                                                     (40,434)             --         (3,969)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (5,036,930)        649,398       (514,874)
                                                                               --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            2,467,040       1,395,174       (159,397)
                                                                               --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                   60,098,130       6,962,439      2,621,899
Changes From Operations:
   - Net investment income (loss)                                                   (522,444)        (79,337)       (25,387)
   - Net realized gain (loss) on investments                                         793,403         225,958        463,047
   - Net change in unrealized appreciation or depreciation on investments         19,105,680       2,344,699        391,951
                                                                               --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                19,376,639       2,491,320        829,611
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            1,727,222       1,430,409         10,988
   - Contract withdrawals & transfers to annuity reserves                         (5,980,808)       (748,629)      (247,939)
   - Contract transfers                                                           (1,065,063)          8,015       (217,940)
                                                                               --------------  --------------  -------------
                                                                                  (5,318,649)        689,795       (454,891)
   Annuity Reserves:
   - Annuity Payments                                                                (40,701)             --         (4,604)
   - Receipt (reimbursement) of mortality guarantee adjustment                         5,867              --              3
                                                                               --------------  --------------  -------------
                                                                                     (34,834)             --         (4,601)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (5,353,483)        689,795       (459,492)
                                                                               --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           14,023,156       3,181,115        370,119
                                                                               --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $  74,121,286   $  10,143,554   $  2,992,018
                                                                               ==============  ==============  =============



                                                                               FTVIPT
                                                                               FRANKLIN
                                                                               INCOME
                                                                               SECURITIES
                                                                               CLASS 2
                                                                               SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $  1,908,896
Changes From Operations:
   - Net investment income (loss)                                                   103,891
   - Net realized gain (loss) on investments                                          4,031
   - Net change in unrealized appreciation or depreciation on investments           111,916
                                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  219,838
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               2,322
   - Contract withdrawals & transfers to annuity reserves                          (197,665)
   - Contract transfers                                                             366,759
                                                                               -------------
                                                                                    171,416
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --
   - Annuity Payments                                                                    --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --
                                                                               -------------
                                                                                         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                171,416
                                                                               -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             391,254
                                                                               -------------
NET ASSETS AT DECEMBER 31, 2012                                                   2,300,150
Changes From Operations:
   - Net investment income (loss)                                                   121,978
   - Net realized gain (loss) on investments                                         31,125
   - Net change in unrealized appreciation or depreciation on investments           126,139
                                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  279,242
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              31,500
   - Contract withdrawals & transfers to annuity reserves                          (231,843)
   - Contract transfers                                                             148,742
                                                                               -------------
                                                                                    (51,601)
   Annuity Reserves:
   - Annuity Payments                                                                    --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --
                                                                               -------------
                                                                                         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (51,601)
                                                                               -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             227,641
                                                                               -------------
NET ASSETS AT DECEMBER 31, 2013                                                $  2,527,791
                                                                               =============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                         FTVIPT         FTVIPT
                                                                         MUTUAL         TEMPLETON                    INVESCO V.I.
                                                                         SHARES         GLOBAL BOND    INVESCO V.I.  INTERNATIONAL
                                                                         SECURITIES     SECURITIES     CORE EQUITY   GROWTH
                                                                         CLASS 2        CLASS 2        SERIES I      SERIES I
                                                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                               $  1,919,677   $  5,133,788    $  52,309      $ 54,149
Changes From Operations:
   - Net investment income (loss)                                              17,038        279,615         (138)           11
   - Net realized gain (loss) on investments                                   17,349         84,967        4,899         1,283
   - Net change in unrealized appreciation or depreciation on investments     206,769        321,501        1,352         5,441
                                                                         -------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            241,156        686,083        6,113         6,735
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         3,337         15,155           --            69
   - Contract withdrawals & transfers to annuity reserves                    (150,465)      (399,575)      (2,237)       (1,240)
   - Contract transfers                                                      (133,234)       (90,271)     (23,162)       (6,743)
                                                                         -------------  -------------  ------------  -------------
                                                                             (280,362)      (474,691)     (25,399)       (7,914)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                        --             --           --            --
   - Annuity Payments                                                              --             --           --            --
   - Receipt (reimbursement) of mortality guarantee adjustment                     --             --           --            --
                                                                         -------------  -------------  ------------  -------------
                                                                                   --             --           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (280,362)      (474,691)     (25,399)       (7,914)
                                                                         -------------  -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (39,206)       211,392      (19,286)       (1,179)
                                                                         -------------  -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                             1,880,471      5,345,180       33,023        52,970
Changes From Operations:
   - Net investment income (loss)                                              18,181        180,613          105            (2)
   - Net realized gain (loss) on investments                                   78,807        151,776        1,588           403
   - Net change in unrealized appreciation or depreciation on investments     374,998       (315,815)       7,609        10,758
                                                                         -------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            471,986         16,574        9,302        11,159
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         3,014         48,449          629            76
   - Contract withdrawals & transfers to annuity reserves                    (110,533)      (583,489)     (13,766)         (555)
   - Contract transfers                                                      (190,695)       156,759       13,013        20,065
                                                                         -------------  -------------  ------------  -------------
                                                                             (298,214)      (378,281)        (124)       19,586
   Annuity Reserves:
   - Annuity Payments                                                              --             --           --            --
   - Receipt (reimbursement) of mortality guarantee adjustment                     --             --           --            --
                                                                         -------------  -------------  ------------  -------------
                                                                                   --             --           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (298,214)      (378,281)        (124)       19,586
                                                                         -------------  -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       173,772       (361,707)       9,178        30,745
                                                                         -------------  -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                          $  2,054,243   $  4,983,473    $  42,201      $ 83,715
                                                                         =============  =============  ============  =============



                                                                         JANUS ASPEN                     LVIP
                                                                         GLOBAL         LVIP BARON       BLACKROCK
                                                                         RESEARCH       GROWTH           EQUITY
                                                                         INSTITUTIONAL  OPPORTUNITIES    DIVIDEND RPM
                                                                         CLASS          SERVICE CLASS    STANDARD CLASS
                                                                         SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                $  167,088    $  139,510,576   $  289,696,194
Changes From Operations:
   - Net investment income (loss)                                                405           207,206       (1,107,211)
   - Net realized gain (loss) on investments                                   1,925        12,964,689       (2,987,301)
   - Net change in unrealized appreciation or depreciation on investments     30,793         9,617,956       48,382,869
                                                                         -------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            33,123        22,789,851       44,288,357
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       24,611         7,477,253        7,801,885
   - Contract withdrawals & transfers to annuity reserves                     (2,410)      (16,048,507)     (34,405,457)
   - Contract transfers                                                           --        (7,607,307)     (11,701,703)
                                                                         -------------  ---------------  ---------------
                                                                              22,201       (16,178,561)     (38,305,275)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                       --           (12,337)         (64,084)
   - Annuity Payments                                                         (2,683)          (44,131)        (307,345)
   - Receipt (reimbursement) of mortality guarantee adjustment                   563              (332)         (39,517)
                                                                         -------------  ---------------  ---------------
                                                                              (2,120)          (56,800)        (410,946)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          20,081       (16,235,361)     (38,716,221)
                                                                         -------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       53,204         6,554,490        5,572,136
                                                                         -------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                              220,292       146,065,066      295,268,330
Changes From Operations:
   - Net investment income (loss)                                              1,373        (1,013,197)       1,296,895
   - Net realized gain (loss) on investments                                   1,690        20,048,427        1,760,885
   - Net change in unrealized appreciation or depreciation on investments     58,035        38,098,318       44,411,006
                                                                         -------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            61,098        57,133,548       47,468,786
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       25,513         7,669,074        6,681,289
   - Contract withdrawals & transfers to annuity reserves                    (10,525)      (18,617,906)     (30,769,172)
   - Contract transfers                                                       12,883        12,073,238       (9,524,950)
                                                                         -------------  ---------------  ---------------
                                                                              27,871         1,124,406      (33,612,833)
   Annuity Reserves:
   - Annuity Payments                                                         (3,158)          (63,392)        (324,028)
   - Receipt (reimbursement) of mortality guarantee adjustment                   805             1,729           (8,460)
                                                                         -------------  ---------------  ---------------
                                                                              (2,353)          (61,663)        (332,488)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          25,518         1,062,743      (33,945,321)
                                                                         -------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       86,616        58,196,291       13,523,465
                                                                         -------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                           $  306,908    $  204,261,357   $  308,791,795
                                                                         =============  ===============  ===============


                                                                                         LVIP             LVIP
                                                                         LVIP            BLACKROCK        BLACKROCK
                                                                         BLACKROCK       INFLATION        INFLATION
                                                                         EQUITY          PROTECTED        PROTECTED
                                                                         DIVIDEND RPM    BOND             BOND
                                                                         SERVICE CLASS   STANDARD CLASS   SERVICE CLASS
                                                                         SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                               $   6,096,876   $           --   $         --
Changes From Operations:
   - Net investment income (loss)                                              (40,055)          (4,819)          (453)
   - Net realized gain (loss) on investments                                     3,825           16,070          1,300
   - Net change in unrealized appreciation or depreciation on investments      997,043           (2,317)        (1,152)
                                                                         --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             960,813            8,934           (305)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        906,815           53,448         30,330
   - Contract withdrawals & transfers to annuity reserves                     (698,145)         (22,915)       (41,873)
   - Contract transfers                                                        (26,658)       1,367,991        230,228
                                                                         --------------  ---------------  -------------
                                                                               182,012        1,398,524        218,685
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                         --               --             --
   - Annuity Payments                                                               --               --             --
   - Receipt (reimbursement) of mortality guarantee adjustment                      --               --             --
                                                                         --------------  ---------------  -------------
                                                                                    --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           182,012        1,398,524        218,685
                                                                         --------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,142,825        1,407,458        218,380
                                                                         --------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                              7,239,701        1,407,458        218,380
Changes From Operations:
   - Net investment income (loss)                                               17,280          (25,285)       (18,577)
   - Net realized gain (loss) on investments                                   108,116          147,932         90,001
   - Net change in unrealized appreciation or depreciation on investments    1,048,699       (2,361,065)      (515,420)
                                                                         --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           1,174,095       (2,238,418)      (443,996)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        795,325          694,934        805,548
   - Contract withdrawals & transfers to annuity reserves                   (1,096,946)      (2,026,344)      (402,923)
   - Contract transfers                                                       (147,576)      25,164,415      5,181,462
                                                                         --------------  ---------------  -------------
                                                                              (449,197)      23,833,005      5,584,087
   Annuity Reserves:
   - Annuity Payments                                                               --          (21,184)            --
   - Receipt (reimbursement) of mortality guarantee adjustment                      --            1,523             --
                                                                         --------------  ---------------  -------------
                                                                                    --          (19,661)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (449,197)      23,813,344      5,584,087
                                                                         --------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        724,898       21,574,926      5,140,091
                                                                         --------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                          $   7,964,599   $   22,982,384   $  5,358,471
                                                                         ==============  ===============  =============




                                                                                        LVIP             LVIP
                                                                         LVIP CAPITAL   CLARION GLOBAL   CLARION GLOBAL
                                                                         GROWTH         REAL ESTATE      REAL ESTATE
                                                                         SERVICE CLASS  STANDARD CLASS   SERVICE CLASS
                                                                         SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                $  11,632      $   7,526,071    $  3,065,319
Changes From Operations:
   - Net investment income (loss)                                              (701)           (90,975)        (38,368)
   - Net realized gain (loss) on investments                                 (4,075)           163,373          61,660
   - Net change in unrealized appreciation or depreciation on investments     1,557          1,773,897         704,978
                                                                         -------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           (3,219)         1,846,295         728,270
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       5,975            394,768         584,363
   - Contract withdrawals & transfers to annuity reserves                    (3,330)          (933,031)       (284,761)
   - Contract transfers                                                      30,318          1,690,569          34,822
                                                                         -------------  ---------------  --------------
                                                                             32,963          1,152,306         334,424
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                      --              3,935              --
   - Annuity Payments                                                            --            (10,177)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                   --                189              --
                                                                         -------------  ---------------  --------------
                                                                                 --             (6,053)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         32,963          1,146,253         334,424
                                                                         -------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      29,744          2,992,548       1,062,694
                                                                         -------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                              41,376         10,518,619       4,128,013
Changes From Operations:
   - Net investment income (loss)                                              (460)          (110,250)        (47,762)
   - Net realized gain (loss) on investments                                    737            473,295         133,874
   - Net change in unrealized appreciation or depreciation on investments    13,558           (144,260)        (18,650)
                                                                         -------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           13,835            218,785          67,462
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       2,367            468,986         631,218
   - Contract withdrawals & transfers to annuity reserves                        --         (1,107,556)       (467,239)
   - Contract transfers                                                      (3,985)           443,051         136,404
                                                                         -------------  ---------------  --------------
                                                                             (1,618)          (195,519)        300,383
   Annuity Reserves:
   - Annuity Payments                                                            --            (10,810)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                   --                772              --
                                                                         -------------  ---------------  --------------
                                                                                 --            (10,038)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (1,618)          (205,557)        300,383
                                                                         -------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      12,217             13,228         367,845
                                                                         -------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                           $  53,593      $  10,531,847    $  4,495,858
                                                                         =============  ===============  ==============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                              LVIP
                                                                              COLUMBIA        LVIP              LVIP
                                                                              SMALL-MID CAP   DELAWARE          DELAWARE
                                                                              GROWTH RPM      BOND              BOND
                                                                              SERVICE CLASS   STANDARD CLASS    SERVICE CLASS
                                                                              SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                      $ 291,127     $  334,381,944   $  25,867,610
Changes From Operations:
   - Net investment income (loss)                                                  (3,295)         3,158,987         192,938
   - Net realized gain (loss) on investments                                       (2,012)        11,606,728         797,155
   - Net change in unrealized appreciation or depreciation on investments          17,374          3,089,858         366,668
                                                                              --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 12,067         17,855,573       1,356,761
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             2,455          8,578,411       4,459,313
   - Contract withdrawals & transfers to annuity reserves                         (26,916)       (34,890,119)     (3,592,178)
   - Contract transfers                                                             1,807         (5,013,438)         53,239
                                                                              --------------  ---------------  --------------
                                                                                  (22,654)       (31,325,146)        920,374
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                            --            (15,321)             --
   - Annuity Payments                                                                  --           (700,068)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                         --            (53,968)             --
                                                                              --------------  ---------------  --------------
                                                                                       --           (769,357)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (22,654)       (32,094,503)        920,374
                                                                              --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (10,587)       (14,238,930)      2,277,135
                                                                              --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   280,540        320,143,014      28,144,745
Changes From Operations:
   - Net investment income (loss)                                                  (3,351)         1,847,724         103,922
   - Net realized gain (loss) on investments                                        9,910          8,069,277         456,984
   - Net change in unrealized appreciation or depreciation on investments          56,728        (19,913,270)     (1,571,337)
                                                                              --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 63,287         (9,996,269)     (1,010,431)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             1,996          6,693,917       3,616,971
   - Contract withdrawals & transfers to annuity reserves                          (7,300)       (33,713,509)     (3,484,475)
   - Contract transfers                                                           (15,455)       (24,395,735)     (2,534,214)
                                                                              --------------  ---------------  --------------
                                                                                  (20,759)       (51,415,327)     (2,401,718)
   Annuity Reserves:
   - Annuity Payments                                                                  --           (659,296)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                         --             36,058              --
                                                                              --------------  ---------------  --------------
                                                                                       --           (623,238)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (20,759)       (52,038,565)     (2,401,718)
                                                                              --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            42,528        (62,034,834)     (3,412,149)
                                                                              --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $ 323,068     $  258,108,180   $  24,732,596
                                                                              ==============  ===============  ==============


                                                                                              LVIP             LVIP
                                                                              LVIP            DELAWARE         DELAWARE
                                                                              DELAWARE        FOUNDATION       FOUNDATION
                                                                              DIVERSIFIED     AGGRESSIVE       AGGRESSIVE
                                                                              FLOATING RATE   ALLOCATION       ALLOCATION
                                                                              SERVICE CLASS   STANDARD CLASS   SERVICE CLASS
                                                                              SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $    591,264   $   120,916,415   $ 3,211,787
Changes From Operations:
   - Net investment income (loss)                                                    4,757           883,942        23,417
   - Net realized gain (loss) on investments                                          (409)           12,817        14,244
   - Net change in unrealized appreciation or depreciation on investments           20,332        13,075,415       368,013
                                                                              -------------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  24,680        13,972,174       405,674
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             79,012         2,446,295     1,048,404
   - Contract withdrawals & transfers to annuity reserves                          (75,843)      (13,098,931)     (352,413)
   - Contract transfers                                                            612,514        (4,996,631)     (160,849)
                                                                              -------------  ----------------  -------------
                                                                                   615,683       (15,649,267)      535,142
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                         10,358            (8,075)           --
   - Annuity Payments                                                               38,046          (103,675)           --
   - Receipt (reimbursement) of mortality guarantee adjustment                         190            13,311            --
                                                                              -------------  ----------------  -------------
                                                                                    48,594           (98,439)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               664,277       (15,747,706)      535,142
                                                                              -------------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            688,957        (1,775,532)      940,816
                                                                              -------------  ----------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  1,280,221       119,140,883     4,152,603
Changes From Operations:
   - Net investment income (loss)                                                   (4,431)          635,971        25,646
   - Net realized gain (loss) on investments                                         2,100         1,893,723        60,467
   - Net change in unrealized appreciation or depreciation on investments           (4,585)       18,849,027       777,459
                                                                              -------------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  (6,916)       21,378,721       863,572
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            274,953         2,037,068     1,438,498
   - Contract withdrawals & transfers to annuity reserves                         (207,324)      (11,575,368)     (621,628)
   - Contract transfers                                                          3,806,635        (4,290,597)      254,310
                                                                              -------------  ----------------  -------------
                                                                                 3,874,264       (13,828,897)    1,071,180
   Annuity Reserves:
   - Annuity Payments                                                               (6,513)         (122,579)           --
   - Receipt (reimbursement) of mortality guarantee adjustment                         346            12,696            --
                                                                              -------------  ----------------  -------------
                                                                                    (6,167)         (109,883)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             3,868,097       (13,938,780)    1,071,180
                                                                              -------------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          3,861,181         7,439,941     1,934,752
                                                                              -------------  ----------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $  5,141,402   $   126,580,824   $ 6,087,355
                                                                              =============  ================  =============


                                                                               LVIP             LVIP           LVIP
                                                                               DELAWARE         DELAWARE       DELAWARE
                                                                               FOUNDATION       FOUNDATION     FOUNDATION
                                                                               CONSERVATIVE     CONSERVATIVE   MODERATE
                                                                               ALLOCATION       ALLOCATION     ALLOCATION
                                                                               STANDARD CLASS   SERVICE CLASS  STANDARD CLASS
                                                                               SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $   261,019,073   $ 4,599,915      $ 2,586,958
Changes From Operations:
   - Net investment income (loss)                                                   3,622,046        67,312           48,874
   - Net realized gain (loss) on investments                                         (671,930)       (4,018)          21,215
   - Net change in unrealized appreciation or depreciation on investments          20,851,344       380,238          221,948
                                                                              ----------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 23,801,460       443,532          292,037
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             4,102,379       950,049          122,107
   - Contract withdrawals & transfers to annuity reserves                         (24,855,611)     (559,389)        (287,906)
   - Contract transfers                                                            (7,092,745)        8,208          784,031
                                                                              ----------------  -------------  --------------
                                                                                  (27,845,977)      398,868          618,232
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                            (2,173)           --               --
   - Annuity Payments                                                                (230,694)           --           23,487
   - Receipt (reimbursement) of mortality guarantee adjustment                        (57,909)           --              232
                                                                              ----------------  -------------  --------------
                                                                                     (290,776)           --           23,719
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (28,136,753)      398,868          641,951
                                                                              ----------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (4,335,293)      842,400          933,988
                                                                              ----------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   256,683,780     5,442,315        3,520,946
Changes From Operations:
   - Net investment income (loss)                                                   2,699,997        53,557           53,600
   - Net realized gain (loss) on investments                                        5,337,219       132,708          183,525
   - Net change in unrealized appreciation or depreciation on investments          11,827,520       246,168          320,012
                                                                              ----------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 19,864,736       432,433          557,137
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             4,196,330     1,106,738          461,248
   - Contract withdrawals & transfers to annuity reserves                         (24,008,986)     (930,021)        (621,034)
   - Contract transfers                                                            (8,905,187)     (173,088)       1,689,153
                                                                              ----------------  -------------  --------------
                                                                                  (28,717,843)        3,629        1,529,367
   Annuity Reserves:
   - Annuity Payments                                                                (232,871)           --           (2,436)
   - Receipt (reimbursement) of mortality guarantee adjustment                            193            --              339
                                                                              ----------------  -------------  --------------
                                                                                     (232,678)           --           (2,097)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (28,950,521)        3,629        1,527,270
                                                                              ----------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (9,085,785)      436,062        2,084,407
                                                                              ----------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $   247,597,995   $ 5,878,377      $ 5,605,353
                                                                              ================  =============  ==============


                                                                              LVIP
                                                                              DELAWARE        LVIP              LVIP
                                                                              FOUNDATION      DELAWARE          DELAWARE
                                                                              MODERATE        GROWTH AND        GROWTH AND
                                                                              ALLOCATION      INCOME            INCOME
                                                                              SERVICE CLASS   STANDARD CLASS    SERVICE CLASS
                                                                              SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  1,047,214   $    893,602,339   $  4,125,913
Changes From Operations:
   - Net investment income (loss)                                                   29,485            549,299         (9,964)
   - Net realized gain (loss) on investments                                         6,788          8,868,535         34,644
   - Net change in unrealized appreciation or depreciation on investments          116,494        113,553,512        553,440
                                                                              -------------  -----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 152,767        122,971,346        578,120
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          1,589,024         15,556,527        710,946
   - Contract withdrawals & transfers to annuity reserves                         (204,055)       (93,932,477)      (519,785)
   - Contract transfers                                                             79,626        (30,947,516)        85,579
                                                                              -------------  -----------------  -------------
                                                                                 1,464,595       (109,323,466)       276,740
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                             --             22,186             --
   - Annuity Payments                                                                   --         (2,537,815)            --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --            195,188             --
                                                                              -------------  -----------------  -------------
                                                                                        --         (2,320,441)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             1,464,595       (111,643,907)       276,740
                                                                              -------------  -----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,617,362         11,327,439        854,860
                                                                              -------------  -----------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  2,664,576        904,929,778      4,980,773
Changes From Operations:
   - Net investment income (loss)                                                   38,799          7,190,803         26,112
   - Net realized gain (loss) on investments                                       109,910         51,688,671        311,421
   - Net change in unrealized appreciation or depreciation on investments          325,403        215,804,315      1,183,070
                                                                              -------------  -----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 474,112        274,683,789      1,520,603
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          1,923,367         14,747,149        780,490
   - Contract withdrawals & transfers to annuity reserves                         (333,435)       (93,076,620)      (781,318)
   - Contract transfers                                                            505,402        (23,533,216)      (125,306)
                                                                              -------------  -----------------  -------------
                                                                                 2,095,334       (101,862,687)      (126,134)
   Annuity Reserves:
   - Annuity Payments                                                                   --         (2,874,923)            --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --            105,914             --
                                                                              -------------  -----------------  -------------
                                                                                        --         (2,769,009)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             2,095,334       (104,631,696)      (126,134)
                                                                              -------------  -----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          2,569,446        170,052,093      1,394,469
                                                                              -------------  -----------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $  5,234,022   $  1,074,981,871   $  6,375,242
                                                                              =============  =================  =============



                                                                              LVIP
                                                                              DELAWARE
                                                                              SOCIAL
                                                                              AWARENESS
                                                                              STANDARD CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  474,434,605
Changes From Operations:
   - Net investment income (loss)                                                 (1,271,361)
   - Net realized gain (loss) on investments                                      40,334,215
   - Net change in unrealized appreciation or depreciation on investments         25,661,772
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                64,724,626
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            9,752,795
   - Contract withdrawals & transfers to annuity reserves                        (51,933,209)
   - Contract transfers                                                          (18,814,543)
                                                                              ---------------
                                                                                 (60,994,957)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                           (6,266)
   - Annuity Payments                                                               (220,640)
   - Receipt (reimbursement) of mortality guarantee adjustment                       (26,789)
                                                                              ---------------
                                                                                    (253,695)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (61,248,652)
                                                                              ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            3,475,974
                                                                              ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  477,910,579
Changes From Operations:
   - Net investment income (loss)                                                  1,289,514
   - Net realized gain (loss) on investments                                      23,604,004
   - Net change in unrealized appreciation or depreciation on investments        131,463,718
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               156,357,236
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            9,144,453
   - Contract withdrawals & transfers to annuity reserves                        (50,827,821)
   - Contract transfers                                                          (10,913,577)
                                                                              ---------------
                                                                                 (52,596,945)
   Annuity Reserves:
   - Annuity Payments                                                               (252,638)
   - Receipt (reimbursement) of mortality guarantee adjustment                        11,940
                                                                              ---------------
                                                                                    (240,698)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (52,837,643)
                                                                              ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          103,519,593
                                                                              ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $  581,430,172
                                                                              ===============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                               LVIP           LVIP             LVIP
                                                                               DELAWARE       DELAWARE         DELAWARE
                                                                               SOCIAL         SPECIAL          SPECIAL
                                                                               AWARENESS      OPPORTUNITIES    OPPORTUNITIES
                                                                               SERVICE CLASS  STANDARD CLASS   SERVICE CLASS
                                                                               SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  10,413,019   $  403,411,847   $  20,841,395
Changes From Operations:
   - Net investment income (loss)                                                   (67,797)        (977,493)       (129,074)
   - Net realized gain (loss) on investments                                        896,928       56,159,159       2,639,321
   - Net change in unrealized appreciation or depreciation on investments           628,515       (1,596,197)        287,605
                                                                              --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                1,457,646       53,585,469       2,797,852
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           1,933,838        7,922,598       3,141,950
   - Contract withdrawals & transfers to annuity reserves                        (1,224,127)     (44,586,656)     (2,432,376)
   - Contract transfers                                                            (109,572)     (18,776,029)       (774,769)
                                                                              --------------  ---------------  --------------
                                                                                    600,139      (55,440,087)        (65,195)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --            8,610              --
   - Annuity Payments                                                                    --         (312,227)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --          (15,200)             --
                                                                              --------------  ---------------  --------------
                                                                                         --         (318,817)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                600,139      (55,758,904)        (65,195)
                                                                              --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           2,057,785       (2,173,435)      2,732,657
                                                                              --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  12,470,804      401,238,412      23,574,052
Changes From Operations:
   - Net investment income (loss)                                                    (5,189)         546,032         (51,469)
   - Net realized gain (loss) on investments                                        508,932       48,375,193       2,517,305
   - Net change in unrealized appreciation or depreciation on investments         3,782,801       75,011,186       5,136,115
                                                                              --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                4,286,544      123,932,411       7,601,951
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           1,931,401        7,371,525       3,073,354
   - Contract withdrawals & transfers to annuity reserves                        (1,557,344)     (42,390,229)     (2,766,627)
   - Contract transfers                                                             105,755       (7,096,168)        129,041
                                                                              --------------  ---------------  --------------
                                                                                    479,812      (42,114,872)        435,768
   Annuity Reserves:
   - Annuity Payments                                                                    --         (418,340)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --           15,193              --
                                                                              --------------  ---------------  --------------
                                                                                         --         (403,147)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                479,812      (42,518,019)        435,768
                                                                              --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           4,766,356       81,414,392       8,037,719
                                                                              --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  17,237,160   $  482,652,804   $  31,611,771
                                                                              ==============  ===============  ==============


                                                                                                             LVIP
                                                                                                             JPMORGAN
                                                                              LVIP GLOBAL     LVIP GLOBAL    MID CAP
                                                                              INCOME          INCOME         VALUE RPM
                                                                              STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $  8,039,207   $ 3,101,137     $   200,806
Changes From Operations:
   - Net investment income (loss)                                                    79,780        24,027          (2,197)
   - Net realized gain (loss) on investments                                         21,090         7,819           6,062
   - Net change in unrealized appreciation or depreciation on investments           427,288       167,868          20,393
                                                                              --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  528,158       199,714          24,258
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             377,782       547,127              --
   - Contract withdrawals & transfers to annuity reserves                          (910,102)     (276,861)        (11,362)
   - Contract transfers                                                             609,633       297,979          (1,378)
                                                                              --------------  -------------  -------------
                                                                                     77,313       568,245         (12,740)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --            --              --
   - Annuity Payments                                                                (8,677)           --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                        1,322            --              --
                                                                              --------------  -------------  -------------
                                                                                     (7,355)           --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 69,958       568,245         (12,740)
                                                                              --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             598,116       767,959          11,518
                                                                              --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                   8,637,323     3,869,096         212,324
Changes From Operations:
   - Net investment income (loss)                                                   (64,111)      (33,447)         (1,516)
   - Net realized gain (loss) on investments                                        (23,265)        1,136          26,959
   - Net change in unrealized appreciation or depreciation on investments          (259,490)     (131,348)          6,393
                                                                              --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 (346,866)     (163,659)         31,836
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             334,644       490,665               8
   - Contract withdrawals & transfers to annuity reserves                        (1,034,663)     (364,663)         (8,108)
   - Contract transfers                                                             (15,634)      282,266        (115,086)
                                                                              --------------  -------------  -------------
                                                                                   (715,653)      408,268        (123,186)
   Annuity Reserves:
   - Annuity Payments                                                                (8,264)           --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                        1,402            --              --
                                                                              --------------  -------------  -------------
                                                                                     (6,862)           --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (722,515)      408,268        (123,186)
                                                                              --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (1,069,381)      244,609         (91,350)
                                                                              --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $  7,567,942   $ 4,113,705     $   120,974
                                                                              ==============  =============  =============



                                                                              LVIP            LVIP            LVIP
                                                                              MANAGED RISK    MANAGED RISK    MANAGED RISK
                                                                              PROFILE 2010    PROFILE 2010    PROFILE 2020
                                                                              STANDARD CLASS  SERVICE CLASS   STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $  4,169,518    $  1,384,303   $  10,803,426
Changes From Operations:
   - Net investment income (loss)                                                    44,619          12,178         119,773
   - Net realized gain (loss) on investments                                        152,178          38,036         292,719
   - Net change in unrealized appreciation or depreciation on investments            74,004          52,511         396,142
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  270,801         102,725         808,634
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             121,803         404,756         651,416
   - Contract withdrawals & transfers to annuity reserves                        (1,206,205)       (249,805)     (1,723,829)
   - Contract transfers                                                             529,748         (74,217)        636,745
                                                                              --------------  --------------  --------------
                                                                                   (554,654)         80,734        (435,668)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --              --              --
   - Annuity Payments                                                                    --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --              --              --
                                                                              --------------  --------------  --------------
                                                                                         --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (554,654)         80,734        (435,668)
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (283,853)        183,459         372,966
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   3,885,665       1,567,762      11,176,392
Changes From Operations:
   - Net investment income (loss)                                                     6,994           1,769          46,864
   - Net realized gain (loss) on investments                                        185,007          37,125         409,335
   - Net change in unrealized appreciation or depreciation on investments            83,805          85,656         696,457
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  275,806         124,550       1,152,656
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              90,872         374,675         672,822
   - Contract withdrawals & transfers to annuity reserves                          (734,862)       (264,173)     (1,909,880)
   - Contract transfers                                                            (106,352)          4,173       1,625,121
                                                                              --------------  --------------  --------------
                                                                                   (750,342)        114,675         388,063
   Annuity Reserves:
   - Annuity Payments                                                                    --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --              --              --
                                                                              --------------  --------------  --------------
                                                                                         --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (750,342)        114,675         388,063
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (474,536)        239,225       1,540,719
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $  3,411,129    $  1,806,987   $  12,717,111
                                                                              ==============  ==============  ==============



                                                                              LVIP            LVIP            LVIP
                                                                              MANAGED RISK    MANAGED RISK    MANAGED RISK
                                                                              PROFILE 2020    PROFILE 2030    PROFILE 2030
                                                                              SERVICE CLASS   STANDARD CLASS  SERVICE CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $   6,783,116    $  5,403,985    $  7,035,279
Changes From Operations:
   - Net investment income (loss)                                                    55,018          51,584          40,460
   - Net realized gain (loss) on investments                                         72,765          84,762          38,736
   - Net change in unrealized appreciation or depreciation on investments           394,738         250,006         452,956
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  522,521         386,352         532,152
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           2,393,777         551,874       3,042,307
   - Contract withdrawals & transfers to annuity reserves                          (824,674)       (589,880)       (769,305)
   - Contract transfers                                                             151,812         417,687         115,255
                                                                              --------------  --------------  --------------
                                                                                  1,720,915         379,681       2,388,257
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --              --              --
   - Annuity Payments                                                                    --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --              --              --
                                                                              --------------  --------------  --------------
                                                                                         --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              1,720,915         379,681       2,388,257
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           2,243,436         766,033       2,920,409
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   9,026,552       6,170,018       9,955,688
Changes From Operations:
   - Net investment income (loss)                                                    21,821          29,002          18,836
   - Net realized gain (loss) on investments                                        162,861         194,255         151,823
   - Net change in unrealized appreciation or depreciation on investments           756,061         580,292       1,168,719
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  940,743         803,549       1,339,378
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           2,496,610         437,101       3,328,859
   - Contract withdrawals & transfers to annuity reserves                        (1,397,782)       (873,508)     (1,462,033)
   - Contract transfers                                                             254,787         986,199         (88,586)
                                                                              --------------  --------------  --------------
                                                                                  1,353,615         549,792       1,778,240
   Annuity Reserves:
   - Annuity Payments                                                                    --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --              --              --
                                                                              --------------  --------------  --------------
                                                                                         --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              1,353,615         549,792       1,778,240
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           2,294,358       1,353,341       3,117,618
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  11,320,910    $  7,523,359    $ 13,073,306
                                                                              ==============  ==============  ==============



                                                                              LVIP
                                                                              MANAGED RISK
                                                                              PROFILE 2040
                                                                              STANDARD CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $  1,956,728
Changes From Operations:
   - Net investment income (loss)                                                    14,242
   - Net realized gain (loss) on investments                                         28,010
   - Net change in unrealized appreciation or depreciation on investments            76,910
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  119,162
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             180,168
   - Contract withdrawals & transfers to annuity reserves                          (288,170)
   - Contract transfers                                                             154,761
                                                                              --------------
                                                                                     46,759
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --
   - Annuity Payments                                                                    --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --
                                                                              --------------
                                                                                         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 46,759
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             165,921
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2012                                                   2,122,649
Changes From Operations:
   - Net investment income (loss)                                                     6,773
   - Net realized gain (loss) on investments                                         65,901
   - Net change in unrealized appreciation or depreciation on investments           261,635
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  334,309
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             141,129
   - Contract withdrawals & transfers to annuity reserves                          (285,317)
   - Contract transfers                                                             211,480
                                                                              --------------
                                                                                     67,292
   Annuity Reserves:
   - Annuity Payments                                                                    --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --
                                                                              --------------
                                                                                         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 67,292
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             401,601
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2013                                                $  2,524,250
                                                                              ==============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                              LVIP            LVIP            LVIP
                                                                              MANAGED RISK    MANAGED RISK    MANAGED RISK
                                                                              PROFILE 2040    PROFILE 2050    PROFILE 2050
                                                                              SERVICE CLASS   STANDARD CLASS  SERVICE CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $  6,849,678     $   24,674     $    36,337
Changes From Operations:
   - Net investment income (loss)                                                    25,975            360             533
   - Net realized gain (loss) on investments                                         56,655           (109)            339
   - Net change in unrealized appreciation or depreciation on investments           365,138          3,228          11,844
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  447,768          3,479          12,716
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           3,110,881         10,729         374,396
   - Contract withdrawals & transfers to annuity reserves                          (977,257)        (9,227)        (49,394)
   - Contract transfers                                                             (58,446)        76,403          42,604
                                                                              --------------  --------------  --------------
                                                                                  2,075,178         77,905         367,606
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --             --              --
   - Annuity Payments                                                                    --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --             --              --
                                                                              --------------  --------------  --------------
                                                                                         --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              2,075,178         77,905         367,606
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           2,522,946         81,384         380,322
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   9,372,624        106,058         416,659
Changes From Operations:
   - Net investment income (loss)                                                    15,733          1,793           5,132
   - Net realized gain (loss) on investments                                        116,390         12,100           6,302
   - Net change in unrealized appreciation or depreciation on investments         1,431,007         13,309         133,062
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                1,563,130         27,202         144,496
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           3,492,756         22,121         976,562
   - Contract withdrawals & transfers to annuity reserves                        (1,536,279)      (111,029)       (133,274)
   - Contract transfers                                                             194,994        255,100          48,373
                                                                              --------------  --------------  --------------
                                                                                  2,151,471        166,192         891,661
   Annuity Reserves:
   - Annuity Payments                                                                    --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --             --              --
                                                                              --------------  --------------  --------------
                                                                                         --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              2,151,471        166,192         891,661
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           3,714,601        193,394       1,036,157
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 13,087,225     $  299,452     $ 1,452,816
                                                                              ==============  ==============  ==============


                                                                              LVIP            LVIP
                                                                              MANAGED RISK    MANAGED RISK    LVIP
                                                                              PROFILE         PROFILE         MANAGED RISK
                                                                              CONSERVATIVE    CONSERVATIVE    PROFILE GROWTH
                                                                              STANDARD CLASS  SERVICE CLASS   STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  24,366,090   $  16,439,721   $  29,299,510
Changes From Operations:
   - Net investment income (loss)                                                   673,807         457,959         437,199
   - Net realized gain (loss) on investments                                        702,924         350,138         154,274
   - Net change in unrealized appreciation or depreciation on investments           638,269         550,916       1,649,723
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                2,015,000       1,359,013       2,241,196
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             762,239       2,740,541       1,765,474
   - Contract withdrawals & transfers to annuity reserves                        (3,631,510)     (3,164,270)     (3,221,336)
   - Contract transfers                                                            (106,100)        765,645      (2,478,925)
                                                                              --------------  --------------  --------------
                                                                                 (2,975,371)        341,916      (3,934,787)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --              --              --
   - Annuity Payments                                                                (8,025)         (2,382)         (1,668)
   - Receipt (reimbursement) of mortality guarantee adjustment                          383             (22)             99
                                                                              --------------  --------------  --------------
                                                                                     (7,642)         (2,404)         (1,569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (2,983,013)        339,512      (3,936,356)
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (968,013)      1,698,525      (1,695,160)
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  23,398,077      18,138,246      27,604,350
Changes From Operations:
   - Net investment income (loss)                                                   163,404         130,526         170,742
   - Net realized gain (loss) on investments                                      1,317,924         661,236         570,729
   - Net change in unrealized appreciation or depreciation on investments           416,534         719,926       2,470,301
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                1,897,862       1,511,688       3,211,772
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             936,792       2,951,398       1,522,734
   - Contract withdrawals & transfers to annuity reserves                        (4,669,496)     (2,562,194)     (3,755,291)
   - Contract transfers                                                            (544,951)       (189,409)     (1,704,850)
                                                                              --------------  --------------  --------------
                                                                                 (4,277,655)        199,795      (3,937,407)
   Annuity Reserves:
   - Annuity Payments                                                                (8,717)         (2,438)         (1,749)
   - Receipt (reimbursement) of mortality guarantee adjustment                          699              46             183
                                                                              --------------  --------------  --------------
                                                                                     (8,018)         (2,392)         (1,566)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (4,285,673)        197,403      (3,938,973)
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (2,387,811)      1,709,091        (727,201)
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  21,010,266   $  19,847,337   $  26,877,149
                                                                              ==============  ==============  ==============


                                                                                              LVIP            LVIP
                                                                              LVIP            MANAGED RISK    MANAGED RISK
                                                                              MANAGED RISK    PROFILE         PROFILE
                                                                              PROFILE GROWTH  MODERATE        MODERATE
                                                                              SERVICE CLASS   STANDARD CLASS  SERVICE CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  36,097,034    $ 42,365,936   $  41,397,035
Changes From Operations:
   - Net investment income (loss)                                                   518,070         963,664         899,497
   - Net realized gain (loss) on investments                                        126,307         671,802         332,001
   - Net change in unrealized appreciation or depreciation on investments         2,225,319       1,902,424       2,235,432
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                2,869,696       3,537,890       3,466,930
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           6,178,059       2,114,412       7,177,102
   - Contract withdrawals & transfers to annuity reserves                        (3,674,328)     (5,517,859)     (4,468,660)
   - Contract transfers                                                            (240,473)        (96,745)         32,193
                                                                              --------------  --------------  --------------
                                                                                  2,263,258      (3,500,192)      2,740,635
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --         163,003              --
   - Annuity Payments                                                                    --         (43,844)         (1,457)
   - Receipt (reimbursement) of mortality guarantee adjustment                           --             485              38
                                                                              --------------  --------------  --------------
                                                                                         --         119,644          (1,419)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              2,263,258      (3,380,548)      2,739,216
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           5,132,954         157,342       6,206,146
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  41,229,988      42,523,278      47,603,181
Changes From Operations:
   - Net investment income (loss)                                                   203,369         241,249         243,874
   - Net realized gain (loss) on investments                                        386,797       1,370,162         583,071
   - Net change in unrealized appreciation or depreciation on investments         4,424,474       2,655,912       4,214,868
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                5,014,640       4,267,323       5,041,813
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           5,632,823       1,401,992       7,060,736
   - Contract withdrawals & transfers to annuity reserves                        (3,904,694)     (7,880,292)     (5,519,051)
   - Contract transfers                                                          (1,195,760)        133,341         (21,062)
                                                                              --------------  --------------  --------------
                                                                                    532,369      (6,344,959)      1,520,623
   Annuity Reserves:
   - Annuity Payments                                                                    --         (47,914)         (1,510)
   - Receipt (reimbursement) of mortality guarantee adjustment                           --           1,868              87
                                                                              --------------  --------------  --------------
                                                                                         --         (46,046)         (1,423)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                532,369      (6,391,005)      1,519,200
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           5,547,009      (2,123,682)      6,561,013
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  46,776,997    $ 40,399,596   $  54,164,194
                                                                              ==============  ==============  ==============



                                                                              LVIP MFS
                                                                              INTERNATIONAL  LVIP           LVIP
                                                                              GROWTH         MFS VALUE      MID-CAP VALUE
                                                                              SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $  489,323    $  1,968,008     $ 273,189
Changes From Operations:
   - Net investment income (loss)                                                  (3,047)         (3,207)       (3,019)
   - Net realized gain (loss) on investments                                        8,376          78,372         8,252
   - Net change in unrealized appreciation or depreciation on investments          77,203         202,657        54,150
                                                                              -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 82,532         277,822        59,383
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                --           7,822           713
   - Contract withdrawals & transfers to annuity reserves                         (88,876)        (96,779)      (18,608)
   - Contract transfers                                                            (8,142)       (199,070)      (13,016)
                                                                              -------------  -------------  --------------
                                                                                  (97,018)       (288,027)      (30,911)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                            --              --            --
   - Annuity Payments                                                                  --              --            --
   - Receipt (reimbursement) of mortality guarantee adjustment                         --              --            --
                                                                              -------------  -------------  --------------
                                                                                       --              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (97,018)       (288,027)      (30,911)
                                                                              -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (14,486)        (10,205)       28,472
                                                                              -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   474,837       1,957,803       301,661
Changes From Operations:
   - Net investment income (loss)                                                  (2,803)          6,886        (3,054)
   - Net realized gain (loss) on investments                                       11,763         159,639        30,622
   - Net change in unrealized appreciation or depreciation on investments          48,399         457,572        65,460
                                                                              -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 57,359         624,097        93,028
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            48,078           6,600         4,115
   - Contract withdrawals & transfers to annuity reserves                         (32,737)       (250,525)      (86,726)
   - Contract transfers                                                             7,050          22,840        39,930
                                                                              -------------  -------------  --------------
                                                                                   22,391        (221,085)      (42,681)
   Annuity Reserves:
   - Annuity Payments                                                                  --              --            --
   - Receipt (reimbursement) of mortality guarantee adjustment                         --              --            --
                                                                              -------------  -------------  --------------
                                                                                       --              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               22,391        (221,085)      (42,681)
                                                                              -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            79,750         403,012        50,347
                                                                              -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $  554,587    $  2,360,815     $ 352,008
                                                                              =============  =============  ==============


                                                                              LVIP
                                                                              MONDRIAN
                                                                              INTERNATIONAL
                                                                              VALUE
                                                                              STANDARD CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  238,758,096
Changes From Operations:
   - Net investment income (loss)                                                  4,201,237
   - Net realized gain (loss) on investments                                       1,550,314
   - Net change in unrealized appreciation or depreciation on investments         13,081,853
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                18,833,404
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            6,438,686
   - Contract withdrawals & transfers to annuity reserves                        (24,610,319)
   - Contract transfers                                                          (10,690,414)
                                                                              ---------------
                                                                                 (28,862,047)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                           36,158
   - Annuity Payments                                                               (113,873)
   - Receipt (reimbursement) of mortality guarantee adjustment                        (2,691)
                                                                              ---------------
                                                                                     (80,406)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (28,942,453)
                                                                              ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (10,109,049)
                                                                              ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  228,649,047
Changes From Operations:
   - Net investment income (loss)                                                  3,410,110
   - Net realized gain (loss) on investments                                       4,232,745
   - Net change in unrealized appreciation or depreciation on investments         36,761,412
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                44,404,267
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            5,351,455
   - Contract withdrawals & transfers to annuity reserves                        (22,840,111)
   - Contract transfers                                                           (6,466,833)
                                                                              ---------------
                                                                                 (23,955,489)
   Annuity Reserves:
   - Annuity Payments                                                               (128,272)
   - Receipt (reimbursement) of mortality guarantee adjustment                        11,274
                                                                              ---------------
                                                                                    (116,998)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (24,072,487)
                                                                              ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           20,331,780
                                                                              ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $  248,980,827
                                                                              ===============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                               LVIP
                                                                               MONDRIAN
                                                                               INTERNATIONAL  LVIP MONEY       LVIP MONEY
                                                                               VALUE          MARKET           MARKET
                                                                               SERVICE CLASS  STANDARD CLASS   SERVICE CLASS
                                                                               SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  13,615,670   $  74,754,308   $   7,463,438
Changes From Operations:
   - Net investment income (loss)                                                   245,001        (653,587)        (71,260)
   - Net realized gain (loss) on investments                                       (189,055)            286              33
   - Net change in unrealized appreciation or depreciation on investments         1,098,091              --              --
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                1,154,037        (653,301)        (71,227)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           2,281,197       2,299,674       1,696,458
   - Contract withdrawals & transfers to annuity reserves                        (1,504,821)    (14,320,264)     (1,581,470)
   - Contract transfers                                                            (454,335)       (405,906)       (252,679)
                                                                              --------------  --------------  --------------
                                                                                    322,041     (12,426,496)       (137,691)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --          (6,756)             --
   - Annuity Payments                                                                    --         (38,965)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --           1,466              --
                                                                              --------------  --------------  --------------
                                                                                         --         (44,255)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                322,041     (12,470,751)       (137,691)
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           1,476,078     (13,124,052)       (208,918)
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  15,091,748      61,630,256       7,254,520
Changes From Operations:
   - Net investment income (loss)                                                   216,556        (564,987)        (72,900)
   - Net realized gain (loss) on investments                                        (49,207)             --              --
   - Net change in unrealized appreciation or depreciation on investments         2,917,354              --              --
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                3,084,703        (564,987)        (72,900)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           1,968,658       2,239,842       1,301,334
   - Contract withdrawals & transfers to annuity reserves                        (1,779,648)    (11,185,426)     (1,552,012)
   - Contract transfers                                                             (34,736)      2,972,663         239,546
                                                                              --------------  --------------  --------------
                                                                                    154,274      (5,972,921)        (11,132)
   Annuity Reserves:
   - Annuity Payments                                                                    --         (33,627)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                           --           2,451              --
                                                                              --------------  --------------  --------------
                                                                                         --         (31,176)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                154,274      (6,004,097)        (11,132)
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           3,238,977      (6,569,084)        (84,032)
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  18,330,725   $  55,061,172   $   7,170,488
                                                                              ==============  ==============  ==============



                                                                                                             LVIP SSGA
                                                                              LVIP SSGA       LVIP SSGA      DEVELOPED
                                                                              BOND INDEX      BOND INDEX     INTERNATIONAL 150
                                                                              STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $   7,878,164   $  1,487,506       $  77,322
Changes From Operations:
   - Net investment income (loss)                                                    85,720         21,825           1,067
   - Net realized gain (loss) on investments                                        102,924         23,403            (640)
   - Net change in unrealized appreciation or depreciation on investments            (6,762)        (3,929)          9,010
                                                                              --------------  -------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  181,882         41,299           9,437
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             218,054        346,789              --
   - Contract withdrawals & transfers to annuity reserves                        (1,087,248)      (213,324)           (945)
   - Contract transfers                                                            (994,091)       140,403          (1,001)
                                                                              --------------  -------------  -----------------
                                                                                 (1,863,285)       273,868          (1,946)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --             --              --
   - Annuity Payments                                                                (9,051)            --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                           54             --              --
                                                                              --------------  -------------  -----------------
                                                                                     (8,997)            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (1,872,282)       273,868          (1,946)
                                                                              --------------  -------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (1,690,400)       315,167           7,491
                                                                              --------------  -------------  -----------------
NET ASSETS AT DECEMBER 31, 2012                                                   6,187,764      1,802,673          84,813
Changes From Operations:
   - Net investment income (loss)                                                    34,019         10,038             971
   - Net realized gain (loss) on investments                                         34,715         12,880           2,055
   - Net change in unrealized appreciation or depreciation on investments          (264,363)       (89,088)         10,593
                                                                              --------------  -------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 (195,629)       (66,170)         13,619
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             145,901        287,903           5,395
   - Contract withdrawals & transfers to annuity reserves                          (678,237)      (264,388)         (3,174)
   - Contract transfers                                                          (1,132,806)      (153,562)        (20,304)
                                                                              --------------  -------------  -----------------
                                                                                 (1,665,142)      (130,047)        (18,083)
   Annuity Reserves:
   - Annuity Payments                                                                (6,588)            --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                          267             --              --
                                                                              --------------  -------------  -----------------
                                                                                     (6,321)            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (1,671,463)      (130,047)        (18,083)
                                                                              --------------  -------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (1,867,092)      (196,217)         (4,464)
                                                                              --------------  -------------  -----------------
NET ASSETS AT DECEMBER 31, 2013                                               $   4,320,672   $  1,606,456       $  80,349
                                                                              ==============  =============  =================


                                                                                                             LVIP SSGA
                                                                              LVIP SSGA       LVIP SSGA      GLOBAL
                                                                              EMERGING        EMERGING       TACTICAL
                                                                              MARKETS 100     MARKETS 100    ALLOCATION RPM
                                                                              STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  23,136,050   $  3,808,114    $  10,838,659
Changes From Operations:
   - Net investment income (loss)                                                   389,942         74,962          248,033
   - Net realized gain (loss) on investments                                      1,961,583        395,523          (66,226)
   - Net change in unrealized appreciation or depreciation on investments           (70,840)       (27,967)         845,264
                                                                              --------------  -------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                2,280,685        442,518        1,027,071
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           1,434,735      1,403,956          786,356
   - Contract withdrawals & transfers to annuity reserves                        (2,883,092)      (418,512)        (753,458)
   - Contract transfers                                                           1,271,744        296,769       (1,562,324)
                                                                              --------------  -------------  ----------------
                                                                                   (176,613)     1,282,213       (1,529,426)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                           1,842             --           21,356
   - Annuity Payments                                                               (13,623)          (161)            (798)
   - Receipt (reimbursement) of mortality guarantee adjustment                       (2,139)            --               --
                                                                              --------------  -------------  ----------------
                                                                                    (13,920)          (161)          20,558
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (190,533)     1,282,052       (1,508,868)
                                                                              --------------  -------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           2,090,152      1,724,570         (481,797)
                                                                              --------------  -------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                                  25,226,202      5,532,684       10,356,862
Changes From Operations:
   - Net investment income (loss)                                                   271,092         72,469           85,134
   - Net realized gain (loss) on investments                                       (713,996)      (103,396)          84,238
   - Net change in unrealized appreciation or depreciation on investments          (612,603)      (162,300)         638,966
                                                                              --------------  -------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               (1,055,507)      (193,227)         808,338
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           1,203,554      1,408,125          599,050
   - Contract withdrawals & transfers to annuity reserves                        (2,395,102)      (655,856)      (1,207,846)
   - Contract transfers                                                          (1,012,434)       381,626       (1,384,218)
                                                                              --------------  -------------  ----------------
                                                                                 (2,203,982)     1,133,895       (1,993,014)
   Annuity Reserves:
   - Annuity Payments                                                               (13,030)            --               --
   - Receipt (reimbursement) of mortality guarantee adjustment                          426             --               --
                                                                              --------------  -------------  ----------------
                                                                                    (12,604)            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (2,216,586)     1,133,895       (1,993,014)
                                                                              --------------  -------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (3,272,093)       940,668       (1,184,676)
                                                                              --------------  -------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                               $  21,954,109   $  6,473,352    $   9,172,186
                                                                              ==============  =============  ================


                                                                              LVIP SSGA
                                                                              GLOBAL           LVIP SSGA       LVIP SSGA
                                                                              TACTICAL         INTERNATIONAL   INTERNATIONAL
                                                                              ALLOCATION RPM   INDEX           INDEX
                                                                              SERVICE CLASS    STANDARD CLASS  SERVICE CLASS
                                                                              SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $  15,087,481    $  1,090,741   $    533,247
Changes From Operations:
   - Net investment income (loss)                                                    363,488          16,387          5,239
   - Net realized gain (loss) on investments                                          46,657         (15,748)        (3,416)
   - Net change in unrealized appreciation or depreciation on investments          1,096,068         208,649         96,062
                                                                              ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 1,506,213         209,288         97,885
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            2,583,096          61,461        186,057
   - Contract withdrawals & transfers to annuity reserves                         (1,356,374)       (139,080)       (20,390)
   - Contract transfers                                                             (725,707)        523,709        (46,052)
                                                                              ---------------  --------------  -------------
                                                                                     501,015         446,090        119,615
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                               --              --             --
   - Annuity Payments                                                                     --            (567)            --
   - Receipt (reimbursement) of mortality guarantee adjustment                            --              53             --
                                                                              ---------------  --------------  -------------
                                                                                          --            (514)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 501,015         445,576        119,615
                                                                              ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            2,007,228         654,864        217,500
                                                                              ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                   17,094,709       1,745,605        750,747
Changes From Operations:
   - Net investment income (loss)                                                    137,109          17,282          6,124
   - Net realized gain (loss) on investments                                         233,318          61,870         31,577
   - Net change in unrealized appreciation or depreciation on investments          1,043,969         304,039        183,884
                                                                              ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 1,414,396         383,191        221,585
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            2,188,325          86,665        203,143
   - Contract withdrawals & transfers to annuity reserves                         (1,601,495)       (337,194)      (155,840)
   - Contract transfers                                                           (1,144,361)        662,870        690,661
                                                                              ---------------  --------------  -------------
                                                                                    (557,531)        412,341        737,964
   Annuity Reserves:
   - Annuity Payments                                                                     --            (640)            --
   - Receipt (reimbursement) of mortality guarantee adjustment                            --              89             --
                                                                              ---------------  --------------  -------------
                                                                                          --            (551)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (557,531)        411,790        737,964
                                                                              ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              856,865         794,981        959,549
                                                                              ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $  17,951,574    $  2,540,586   $  1,710,296
                                                                              ===============  ==============  =============




                                                                              LVIP SSGA
                                                                              LARGE CAP 100
                                                                              SERVICE CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $   191,921
Changes From Operations:
   - Net investment income (loss)                                                     (291)
   - Net realized gain (loss) on investments                                        14,316
   - Net change in unrealized appreciation or depreciation on investments           (5,845)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   8,180
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 --
   - Contract withdrawals & transfers to annuity reserves                          (28,808)
   - Contract transfers                                                            (98,407)
                                                                              --------------
                                                                                  (127,215)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                             --
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --
                                                                              --------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (127,215)
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (119,035)
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2012                                                     72,886
Changes From Operations:
   - Net investment income (loss)                                                    2,026
   - Net realized gain (loss) on investments                                        12,577
   - Net change in unrealized appreciation or depreciation on investments           22,380
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  36,983
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              4,531
   - Contract withdrawals & transfers to annuity reserves                           (5,935)
   - Contract transfers                                                             93,094
                                                                              --------------
                                                                                    91,690
   Annuity Reserves:
   - Annuity Payments                                                               (4,705)
   - Receipt (reimbursement) of mortality guarantee adjustment                          12
                                                                              --------------
                                                                                    (4,693)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                86,997
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            123,980
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2013                                                $   196,866
                                                                              ==============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                             LVIP SSGA         LVIP SSGA      LVIP SSGA
                                                                             S&P 500           S&P 500        SMALL-CAP
                                                                             INDEX             INDEX          INDEX
                                                                             STANDARD CLASS    SERVICE CLASS  STANDARD CLASS
                                                                             SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                   $   11,731,598   $   2,688,728    $   5,431,286
Changes From Operations:
   - Net investment income (loss)                                                    (6,563)         (5,349)         (16,177)
   - Net realized gain (loss) on investments                                        612,699          59,523          200,482
   - Net change in unrealized appreciation or depreciation on investments         1,106,326         360,395          620,292
                                                                             ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                1,712,462         414,569          804,597
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             488,803       1,019,441          196,431
   - Contract withdrawals & transfers to annuity reserves                        (1,085,086)       (371,309)        (499,771)
   - Contract transfers                                                             277,163         354,660          397,053
                                                                             ---------------  --------------  ---------------
                                                                                   (319,120)      1,002,792           93,713
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --              --               --
   - Annuity Payments                                                               (18,105)             --           (6,900)
   - Receipt (reimbursement) of mortality guarantee adjustment                         (191)             --             (953)
                                                                             ---------------  --------------  ---------------
                                                                                    (18,296)             --           (7,853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (337,416)      1,002,792           85,860
                                                                             ---------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           1,375,046       1,417,361          890,457
                                                                             ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  13,106,644       4,106,089        6,321,743
Changes From Operations:
   - Net investment income (loss)                                                 2,754,658         281,109           38,422
   - Net realized gain (loss) on investments                                      1,219,206         167,044          866,219
   - Net change in unrealized appreciation or depreciation on investments        33,858,760       5,183,491        7,794,711
                                                                             ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               37,832,624       5,631,644        8,699,352
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           6,352,552       4,472,006          857,161
   - Contract withdrawals & transfers to annuity reserves                       (22,641,393)     (3,306,789)      (4,096,296)
   - Contract transfers                                                         309,258,283      37,710,239       41,624,956
                                                                             ---------------  --------------  ---------------
                                                                                292,969,442      38,875,456       38,385,821
   Annuity Reserves:
   - Annuity Payments                                                              (257,015)           (400)          (8,288)
   - Receipt (reimbursement) of mortality guarantee adjustment                       10,763              18              249
                                                                             ---------------  --------------  ---------------
                                                                                   (246,252)           (382)          (8,039)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            292,723,190      38,875,074       38,377,782
                                                                             ---------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         330,555,814      44,506,718       47,077,134
                                                                             ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                              $  343,662,458   $  48,612,807    $  53,398,877
                                                                             ===============  ==============  ===============



                                                                              LVIP SSGA      LVIP SSGA      LVIP T. ROWE
                                                                              SMALL-CAP      SMALL-MID      PRICE GROWTH
                                                                              INDEX          CAP 200        STOCK
                                                                              SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                   $   2,551,718    $  588,073     $  502,505
Changes From Operations:
   - Net investment income (loss)                                                  (17,680)        6,690         (6,423)
   - Net realized gain (loss) on investments                                       104,497        59,190         22,747
   - Net change in unrealized appreciation or depreciation on investments          278,316        (2,568)        68,164
                                                                             --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 365,133        63,312         84,488
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            290,699         2,653          5,374
   - Contract withdrawals & transfers to annuity reserves                         (209,605)      (15,318)        (7,813)
   - Contract transfers                                                           (135,024)      (56,750)        67,857
                                                                             --------------  -------------  -------------
                                                                                   (53,930)      (69,415)        65,418
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                             --            --             --
   - Annuity Payments                                                                   --        (1,028)            --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --            (3)            --
                                                                             --------------  -------------  -------------
                                                                                        --        (1,031)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (53,930)      (70,446)        65,418
                                                                             --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            311,203        (7,134)       149,906
                                                                             --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  2,862,921       580,939        652,411
Changes From Operations:
   - Net investment income (loss)                                                  (26,201)        8,781         (6,586)
   - Net realized gain (loss) on investments                                       286,187        77,286         57,173
   - Net change in unrealized appreciation or depreciation on investments        1,953,634        97,052        147,346
                                                                             --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               2,213,620       183,119        197,933
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            779,018         4,656          7,784
   - Contract withdrawals & transfers to annuity reserves                         (868,883)      (16,411)       (25,993)
   - Contract transfers                                                          7,335,765       (32,057)      (159,098)
                                                                             --------------  -------------  -------------
                                                                                 7,245,900       (43,812)      (177,307)
   Annuity Reserves:
   - Annuity Payments                                                                   --        (1,447)            --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --            35             --
                                                                             --------------  -------------  -------------
                                                                                        --        (1,412)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             7,245,900       (45,224)      (177,307)
                                                                             --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          9,459,520       137,895         20,626
                                                                             --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $  12,322,441    $  718,834     $  673,037
                                                                             ==============  =============  =============


                                                                             LVIP T. ROWE      LVIP T. ROWE
                                                                             PRICE STRUCTURED  PRICE STRUCTURED
                                                                             MID-CAP           MID-CAP           LVIP TEMPLETON
                                                                             GROWTH            GROWTH            GROWTH RPM
                                                                             STANDARD CLASS    SERVICE CLASS     SERVICE CLASS
                                                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                   $  142,177,247     $  5,574,005       $   298,021
Changes From Operations:
   - Net investment income (loss)                                                (1,510,039)         (63,912)            1,847
   - Net realized gain (loss) on investments                                      6,320,961          374,068             1,528
   - Net change in unrealized appreciation or depreciation on investments        16,141,846          534,748            54,983
                                                                             ----------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               20,952,768          844,904            58,358
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           4,208,288        1,304,988               600
   - Contract withdrawals & transfers to annuity reserves                       (17,074,614)        (954,213)           (8,031)
   - Contract transfers                                                          (5,299,825)          39,094            (6,844)
                                                                             ----------------  ----------------  ---------------
                                                                                (18,166,151)         389,869           (14,275)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                         (12,501)              --                --
   - Annuity Payments                                                               (54,450)              --                --
   - Receipt (reimbursement) of mortality guarantee adjustment                          290               --                --
                                                                             ----------------  ----------------  ---------------
                                                                                    (66,661)              --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (18,232,812)         389,869           (14,275)
                                                                             ----------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           2,719,956        1,234,773            44,083
                                                                             ----------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                 144,897,203        6,808,778           342,104
Changes From Operations:
   - Net investment income (loss)                                                (1,631,458)         (84,109)             (925)
   - Net realized gain (loss) on investments                                      5,816,863          267,596            29,998
   - Net change in unrealized appreciation or depreciation on investments        42,428,866        2,193,712            16,845
                                                                             ----------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               46,614,271        2,377,199            45,918
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           3,944,913        1,393,802            15,612
   - Contract withdrawals & transfers to annuity reserves                       (16,264,653)        (774,554)          (43,208)
   - Contract transfers                                                            (348,305)         478,886          (107,462)
                                                                             ----------------  ----------------  ---------------
                                                                                (12,668,045)       1,098,134          (135,058)
   Annuity Reserves:
   - Annuity Payments                                                               (36,728)              --                --
   - Receipt (reimbursement) of mortality guarantee adjustment                        4,015               --                --
                                                                             ----------------  ----------------  ---------------
                                                                                    (32,713)              --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (12,700,758)       1,098,134          (135,058)
                                                                             ----------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          33,913,513        3,475,333           (89,140)
                                                                             ----------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                              $  178,810,716     $ 10,284,111       $   252,964
                                                                             ================  ================  ===============


                                                                                                             LVIP
                                                                             LVIP UBS         LVIP UBS       VANGUARD
                                                                             LARGE CAP        LARGE CAP      DOMESTIC
                                                                             GROWTH RPM       GROWTH RPM     EQUITY ETF
                                                                             STANDARD CLASS   SERVICE CLASS  SERVICE CLASS
                                                                             SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                   $  242,129,354   $  1,488,624   $    655,060
Changes From Operations:
   - Net investment income (loss)                                                (2,577,053)       (17,628)        11,774
   - Net realized gain (loss) on investments                                      3,152,492         24,972         33,035
   - Net change in unrealized appreciation or depreciation on investments        35,415,960        214,076        129,621
                                                                             ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               35,991,399        221,420        174,430
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           6,078,572        360,479        344,428
   - Contract withdrawals & transfers to annuity reserves                       (28,949,906)      (221,439)      (212,628)
   - Contract transfers                                                          (8,177,565)        58,782      1,580,937
                                                                             ---------------  -------------  -------------
                                                                                (31,048,899)       197,822      1,712,737
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                          39,802             --             --
   - Annuity Payments                                                              (172,999)            --           (230)
   - Receipt (reimbursement) of mortality guarantee adjustment                        7,010             --             (6)
                                                                             ---------------  -------------  -------------
                                                                                   (126,187)            --           (236)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (31,175,086)       197,822      1,712,501
                                                                             ---------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           4,816,313        419,242      1,886,931
                                                                             ---------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                 246,945,667      1,907,866      2,541,991
Changes From Operations:
   - Net investment income (loss)                                                (2,564,121)       (21,021)         9,267
   - Net realized gain (loss) on investments                                      6,404,761         76,365        109,601
   - Net change in unrealized appreciation or depreciation on investments        52,029,347        400,356        911,876
                                                                             ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               55,869,987        455,700      1,030,744
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           5,137,750        364,322        685,434
   - Contract withdrawals & transfers to annuity reserves                       (24,844,754)      (292,705)      (287,340)
   - Contract transfers                                                          (8,538,620)       (83,700)     2,162,416
                                                                             ---------------  -------------  -------------
                                                                                (28,245,624)       (12,083)     2,560,510
   Annuity Reserves:
   - Annuity Payments                                                              (109,810)            --           (837)
   - Receipt (reimbursement) of mortality guarantee adjustment                      (31,157)            --              1
                                                                             ---------------  -------------  -------------
                                                                                   (140,967)            --           (836)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (28,386,591)       (12,083)     2,559,674
                                                                             ---------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          27,483,396        443,617      3,590,418
                                                                             ---------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $  274,429,063   $  2,351,483   $  6,132,409
                                                                             ===============  =============  =============


                                                                             LVIP
                                                                             VANGUARD
                                                                             INTERNATIONAL
                                                                             EQUITY ETF
                                                                             SERVICE CLASS
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                   $    521,993
Changes From Operations:
   - Net investment income (loss)                                                  54,113
   - Net realized gain (loss) on investments                                       (3,678)
   - Net change in unrealized appreciation or depreciation on investments         121,363
                                                                             -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                171,798
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           190,963
   - Contract withdrawals & transfers to annuity reserves                        (132,761)
   - Contract transfers                                                         1,184,566
                                                                             -------------
                                                                                1,242,768
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                            --
   - Annuity Payments                                                                  --
   - Receipt (reimbursement) of mortality guarantee adjustment                         --
                                                                             -------------
                                                                                       --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            1,242,768
                                                                             -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,414,566
                                                                             -------------
NET ASSETS AT DECEMBER 31, 2012                                                 1,936,559
Changes From Operations:
   - Net investment income (loss)                                                  37,497
   - Net realized gain (loss) on investments                                       58,016
   - Net change in unrealized appreciation or depreciation on investments         257,892
                                                                             -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                353,405
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           467,772
   - Contract withdrawals & transfers to annuity reserves                        (293,882)
   - Contract transfers                                                         1,193,312
                                                                             -------------
                                                                                1,367,202
   Annuity Reserves:
   - Annuity Payments                                                                  --
   - Receipt (reimbursement) of mortality guarantee adjustment                         --
                                                                             -------------
                                                                                       --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            1,367,202
                                                                             -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,720,607
                                                                             -------------
NET ASSETS AT DECEMBER 31, 2013                                              $  3,657,166
                                                                             =============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                              MFS VIT        MFS VIT         MFS VIT
                                                                              CORE EQUITY    TOTAL RETURN    UTILITIES
                                                                              INITIAL CLASS  INITIAL CLASS   INITIAL CLASS
                                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $   7,972     $  1,633,681   $  171,274,491
Changes From Operations:
   - Net investment income (loss)                                                    (19)          28,174        9,551,222
   - Net realized gain (loss) on investments                                          67            9,082        1,968,608
   - Net change in unrealized appreciation or depreciation on investments          1,136          124,846        8,121,608
                                                                              -------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 1,184          162,102       19,641,438
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               --           18,066        5,223,095
   - Contract withdrawals & transfers to annuity reserves                           (324)        (109,864)     (17,966,171)
   - Contract transfers                                                               --           10,748      (12,181,641)
                                                                              -------------  -------------  ---------------
                                                                                    (324)         (81,050)     (24,924,717)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                           --               --           (7,144)
   - Annuity Payments                                                                 --          (18,113)        (181,751)
   - Receipt (reimbursement) of mortality guarantee adjustment                        --            3,223          (27,157)
                                                                              -------------  -------------  ---------------
                                                                                      --          (14,890)        (216,052)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (324)         (95,940)     (25,140,769)
                                                                              -------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              860           66,162       (5,499,331)
                                                                              -------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                    8,832        1,699,843      165,775,160
Changes From Operations:
   - Net investment income (loss)                                                     (1)           9,716        2,307,791
   - Net realized gain (loss) on investments                                         176           49,772        7,202,983
   - Net change in unrealized appreciation or depreciation on investments          2,698          205,162       21,198,689
                                                                              -------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 2,873          264,650       30,709,463
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               --           36,804        4,827,134
   - Contract withdrawals & transfers to annuity reserves                           (443)        (323,378)     (17,018,347)
   - Contract transfers                                                               --          (56,902)      (5,309,520)
                                                                              -------------  -------------  ---------------
                                                                                    (443)        (343,476)     (17,500,733)
   Annuity Reserves:
   - Annuity Payments                                                                 --          (20,003)        (253,095)
   - Receipt (reimbursement) of mortality guarantee adjustment                        --            4,145           16,931
                                                                              -------------  -------------  ---------------
                                                                                      --          (15,858)        (236,164)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (443)        (359,334)     (17,736,897)
                                                                              -------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            2,430          (94,684)      12,972,566
                                                                              -------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                $  11,262     $  1,605,159   $  178,747,726
                                                                              =============  =============  ===============



                                                                                              NB AMT         NB AMT
                                                                               MFS VIT        LARGE CAP      MID CAP
                                                                               UTILITIES      VALUE I        GROWTH I
                                                                               SERVICE CLASS  CLASS          CLASS
                                                                               SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  26,172,207   $   55,370   $   112,166,765
Changes From Operations:
   - Net investment income (loss)                                                 1,554,049          (64)       (1,160,542)
   - Net realized gain (loss) on investments                                        127,823       (2,621)        4,174,763
   - Net change in unrealized appreciation or depreciation on investments         1,566,574       11,390         9,358,814
                                                                              --------------  -----------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                3,248,446        8,705        12,373,035
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           4,211,469          121         4,509,526
   - Contract withdrawals & transfers to annuity reserves                        (3,198,709)     (38,035)      (13,185,294)
   - Contract transfers                                                            (417,400)          --        (7,654,267)
                                                                              --------------  -----------  ----------------
                                                                                    595,360      (37,914)      (16,330,035)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                              --           --                --
   - Annuity Payments                                                                    --           --           (29,762)
   - Receipt (reimbursement) of mortality guarantee adjustment                           --           --             1,518
                                                                              --------------  -----------  ----------------
                                                                                         --           --           (28,244)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                595,360      (37,914)      (16,358,279)
                                                                              --------------  -----------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           3,843,806      (29,209)       (3,985,244)
                                                                              --------------  -----------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                                  30,016,013       26,161       108,181,521
Changes From Operations:
   - Net investment income (loss)                                                   372,492          198          (425,983)
   - Net realized gain (loss) on investments                                      1,017,877        2,749        41,560,079
   - Net change in unrealized appreciation or depreciation on investments         4,272,630        4,213       (25,912,912)
                                                                              --------------  -----------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                5,662,999        7,160        15,221,184
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           3,976,310          120         1,618,597
   - Contract withdrawals & transfers to annuity reserves                        (3,777,675)     (19,197)       (4,689,293)
   - Contract transfers                                                            (577,515)          78      (120,240,930)
                                                                              --------------  -----------  ----------------
                                                                                   (378,880)     (18,999)     (123,311,626)
   Annuity Reserves:
   - Annuity Payments                                                                    --           --           (11,518)
   - Receipt (reimbursement) of mortality guarantee adjustment                           --           --                --
                                                                              --------------  -----------  ----------------
                                                                                         --           --           (11,518)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (378,880)     (18,999)     (123,323,144)
                                                                              --------------  -----------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           5,284,119      (11,839)     (108,101,960)
                                                                              --------------  -----------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                               $  35,300,132   $   14,322   $        79,561
                                                                              ==============  ===========  ================


                                                                              NB AMT       PIMCO VIT
                                                                              MID CAP      COMMODITY      PIMCO VIT
                                                                              INTRINSIC    REALRETURN     TOTAL RETURN
                                                                              VALUE I      STRATEGY       ADMINISTRATIVE
                                                                              CLASS        ADVISOR CLASS  CLASS
                                                                              SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                    $  205,845    $  132,731    $   5,620,061
Changes From Operations:
   - Net investment income (loss)                                                 (1,286)        1,732          170,031
   - Net realized gain (loss) on investments                                      46,706           213          349,656
   - Net change in unrealized appreciation or depreciation on investments        (22,191)        2,988          282,994
                                                                              -----------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                23,229         4,933          802,681
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               42            16        1,160,304
   - Contract withdrawals & transfers to annuity reserves                        (20,890)       (6,506)      (1,448,565)
   - Contract transfers                                                          (51,745)        1,884       10,711,079
                                                                              -----------  -------------  --------------
                                                                                 (72,593)       (4,606)      10,422,818
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                           --            --          (21,041)
   - Annuity Payments                                                                 --        (3,813)          (3,463)
   - Receipt (reimbursement) of mortality guarantee adjustment                        --           (19)             233
                                                                              -----------  -------------  --------------
                                                                                      --        (3,832)         (24,271)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (72,593)       (8,438)      10,398,547
                                                                              -----------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (49,364)       (3,505)      11,201,228
                                                                              -----------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  156,481       129,226       16,821,289
Changes From Operations:
   - Net investment income (loss)                                                    (13)          693          212,234
   - Net realized gain (loss) on investments                                         676        (8,880)          41,121
   - Net change in unrealized appreciation or depreciation on investments         54,297       (11,512)        (852,794)
                                                                              -----------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                54,960       (19,699)        (599,439)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              122            18        1,496,908
   - Contract withdrawals & transfers to annuity reserves                         (7,384)       (4,949)      (1,499,465)
   - Contract transfers                                                            5,307       (14,530)         431,241
                                                                              -----------  -------------  --------------
                                                                                  (1,955)      (19,461)         428,684
   Annuity Reserves:
   - Annuity Payments                                                                 --        (2,438)          (5,088)
   - Receipt (reimbursement) of mortality guarantee adjustment                        --            --              423
                                                                              -----------  -------------  --------------
                                                                                      --        (2,438)          (4,665)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (1,955)      (21,899)         424,019
                                                                              -----------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           53,005       (41,598)        (175,420)
                                                                              -----------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  209,486    $   87,628    $  16,645,869
                                                                              ===========  =============  ==============


                                                                                            WELLS FARGO   WELLS FARGO  WELLS FARGO
                                                                              PUTNAM VT     ADVANTAGE     ADVANTAGE    ADVANTAGE
                                                                              GLOBAL        VT INTRINSIC  VT OMEGA     VT SMALL
                                                                              HEALTH CARE   VALUE         GROWTH       CAP GROWTH
                                                                              CLASS IB      CLASS 2       CLASS 2      CLASS 2
                                                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2012                                                     $  71,925     $  166,828   $  118,249    $  320,040
Changes From Operations:
   - Net investment income (loss)                                                    220             54       (1,091)       (3,519)
   - Net realized gain (loss) on investments                                       6,785         (1,039)      19,464        25,093
   - Net change in unrealized appreciation or depreciation on investments          6,764         28,983        1,884         1,224
                                                                              ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                13,769         27,998       20,257        22,798
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              141            155           89           501
   - Contract withdrawals & transfers to annuity reserves                         (5,876)        (8,915)     (28,028)      (13,160)
   - Contract transfers                                                           (2,503)        (6,235)     (18,904)      (47,437)
                                                                              ------------  ------------  -----------  ------------
                                                                                  (8,238)       (14,995)     (46,843)      (60,096)
   Annuity Reserves:
   - Transfer from accumulation units & between subaccounts                           --             --           --            --
   - Annuity Payments                                                                 --             --           --            --
   - Receipt (reimbursement) of mortality guarantee adjustment                        --             --           --            --
                                                                              ------------  ------------  -----------  ------------
                                                                                      --             --           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (8,238)       (14,995)     (46,843)      (60,096)
                                                                              ------------  ------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            5,531         13,003      (26,586)      (37,298)
                                                                              ------------  ------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                   77,456        179,831       91,663       282,742
Changes From Operations:
   - Net investment income (loss)                                                     44           (593)      (1,123)       (3,301)
   - Net realized gain (loss) on investments                                       7,181          2,434       11,451        33,561
   - Net change in unrealized appreciation or depreciation on investments         19,937         48,575       24,958        82,413
                                                                              ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                27,162         50,416       35,286       112,673
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              141         15,264           65           568
   - Contract withdrawals & transfers to annuity reserves                        (20,836)        (6,543)      (4,067)      (10,832)
   - Contract transfers                                                            7,000        (11,256)       2,296       (72,034)
                                                                              ------------  ------------  -----------  ------------
                                                                                 (13,695)        (2,535)      (1,706)      (82,298)
   Annuity Reserves:
   - Annuity Payments                                                                 --             --           --            --
   - Receipt (reimbursement) of mortality guarantee adjustment                        --             --           --            --
                                                                              ------------  ------------  -----------  ------------
                                                                                      --             --           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (13,695)        (2,535)      (1,706)      (82,298)
                                                                              ------------  ------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           13,467         47,881       33,580        30,375
                                                                              ------------  ------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                $  90,923     $  227,712   $  125,243    $  313,117
                                                                              ============  ============  ===========  ============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

-   Multi-Fund    -   Multi-Fund Select
-   Multi-Fund 5  -   eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred forty-one mutual funds (the Funds) of seventeen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class B Portfolio
   ABVPSF Growth and Income Class B Portfolio
   ABVPSF International Value Class B Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Fund
   American Century VP Inflation Protection Class II Fund
   American Century VP International Class I Fund
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund
   BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Diversified Income Service Class Series
   Delaware VIP Emerging Markets Service Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP High Yield Service Class Series
   Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP Smid Cap Growth Service Class Series
   Delaware VIP U.S. Growth Service Class Series
   Delaware VIP Value Standard Class Series
   Delaware VIP Value Service Class Series
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio
   DWS Alternative Asset Allocation VIP Class B Portfolio
DWS Investments VIT Funds (DWS):
   DWS Equity 500 Index VIP Class A Portfolio
   DWS Equity 500 Index VIP Class B Portfolio**
   DWS Small Cap Index VIP Class A Portfolio
   DWS Small Cap Index VIP Class B Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 2 Fund
Invesco Variable Insurance Funds (Invesco V.I.):
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
   Janus Aspen Global Research Institutional Class Portfolio
Lincoln National Variable Insurance Products Trust (LVIP)*:
   LVIP American Global Growth Service Class II Fund**
   LVIP American Growth Service Class II Fund**
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Equity Dividend RPM Standard Class Fund
   LVIP BlackRock Equity Dividend RPM Service Class Fund

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

   LVIP BlackRock Global Allocation V.I. RPM Service Class Fund**
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP BlackRock Inflation Protected Bond Service Class Fund
   LVIP Capital Growth Service Class Fund
   LVIP Clarion Global Real Estate Standard Class Fund
   LVIP Clarion Global Real Estate Service Class Fund
   LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Bond Service Class Fund
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Service Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Service Class Fund
   LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Growth and Income Service Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Social Awareness Service Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Delaware Special Opportunities Service Class Fund
   LVIP Dimensional Non-U.S. Equity RPM Service Class Fund**
   LVIP Dimensional U.S. Equity RPM Service Class Fund**
   LVIP Dimensional/Vanguard Total Bond Service Class Fund**
   LVIP Global Income Standard Class Fund
   LVIP Global Income Service Class Fund
   LVIP JPMorgan Mid Cap Value RPM Service Class Fund
   LVIP Managed Risk Profile 2010 Standard Class Fund
   LVIP Managed Risk Profile 2010 Service Class Fund
   LVIP Managed Risk Profile 2020 Standard Class Fund
   LVIP Managed Risk Profile 2020 Service Class Fund
   LVIP Managed Risk Profile 2030 Standard Class Fund
   LVIP Managed Risk Profile 2030 Service Class Fund
   LVIP Managed Risk Profile 2040 Standard Class Fund
   LVIP Managed Risk Profile 2040 Service Class Fund
   LVIP Managed Risk Profile 2050 Standard Class Fund
   LVIP Managed Risk Profile 2050 Service Class Fund
   LVIP Managed Risk Profile Conservative Standard Class Fund
   LVIP Managed Risk Profile Conservative Service Class Fund
   LVIP Managed Risk Profile Growth Standard Class Fund
   LVIP Managed Risk Profile Growth Service Class Fund
   LVIP Managed Risk Profile Moderate Standard Class Fund
   LVIP Managed Risk Profile Moderate Service Class Fund
   LVIP MFS International Growth Service Class Fund
   LVIP MFS International Growth RPM Service Class Fund**
   LVIP MFS Value Service Class Fund
   LVIP Mid-Cap Value Service Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Mondrian International Value Service Class Fund
   LVIP Money Market Standard Class Fund
   LVIP Money Market Service Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Bond Index Service Class Fund
   LVIP SSgA Developed International 150 Service Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Service Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
   LVIP SSgA Global Tactical Allocation RPM Service Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA International Index Service Class Fund
   LVIP SSgA Large Cap 100 Service Class Fund
   LVIP SSgA Large Cap RPM Service Class Fund**
   LVIP SSgA Moderate Index Allocation Service Class Fund**
   LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA S&P 500 Index Service Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Cap Index Service Class Fund
   LVIP SSgA Small-Cap RPM Service Class Fund**
   LVIP SSgA Small-Mid Cap 200 Service Class Fund
   LVIP T. Rowe Price Growth Stock Service Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
   LVIP Templeton Growth RPM Service Class Fund
   LVIP UBS Large Cap Growth RPM Standard Class Fund
   LVIP UBS Large Cap Growth RPM Service Class Fund
   LVIP Vanguard Domestic Equity ETF Service Class Fund
   LVIP Vanguard International Equity ETF Service Class Fund
   LVIP VIP Contrafund RPM Service Class Fund**

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series
   MFS VIT Utilities Service Class Series
Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Large Cap Value I Class Portfolio
   NB AMT Mid Cap Growth I Class Portfolio
   NB AMT Mid Cap Intrinsic Value I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT CommodityRealReturn Strategy Advisor Class Portfolio
   PIMCO VIT Total Return Administrative Class Portfolio
Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
Wells Fargo Variable Trust (Wells Fargo Advantage VT):
   Wells Fargo Advantage VT Intrinsic Value Class 2 Fund
   Wells Fargo Advantage VT Omega Growth Class 2 Fund
   Wells Fargo Advantage VT Small Cap Growth Class 2 Fund

*  Denotes an affiliate of the Company
** Available funds with no money invested at December 31, 2013

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

INVESTMENT FUND CHANGES: During 2012, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012:

LVIP American Global Growth Service Class II Fund                         LVIP BlackRock Inflation Protected Bond Service Class Fund
LVIP American Growth Service Class II Fund                                LVIP SSgA Moderate Index Allocation Service Class Fund
LVIP BlackRock Inflation Protected Bond Standard Class Fund

Also during 2012, the following funds changed their names:


PREVIOUS FUND NAME                                                  NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio         DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Alternative Asset Allocation Plus VIP Class B Portfolio         DWS Alternative Asset Allocation VIP Class B Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund                LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Wells Fargo Intrinsic Value Service Class Fund                 LVIP BlackRock Equity Dividend RPM Service Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund          LVIP Clarion Global Real Estate Standard Class Fund
LVIP Cohen & Steers Global Real Estate Service Class Fund           LVIP Clarion Global Real Estate Service Class Fund
LVIP Turner Mid-Cap Growth Service Class Fund                       LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
LVIP Columbia Value Opportunities Service Class Fund                LVIP JPMorgan Mid Cap Value RPM Service Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund            LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Service Class Fund             LVIP SSgA Global Tactical Allocation RPM Service Class Fund
LVIP Templeton Growth Service Class Fund                            LVIP Templeton Growth RPM Service Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                 LVIP UBS Large Cap Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Service Class Fund                  LVIP UBS Large Cap Growth RPM Service Class Fund
NB AMT Partners I Class Portfolio                                   NB AMT Large Cap Value I Class Portfolio
NB AMT Regency I Class Portfolio                                    NB AMT Mid Cap Intrinsic Value I Class Portfolio

During 2013, the following funds became available as investment options for account contract owners.

LVIP BlackRock Global Allocation V.I. RPM Service Class Fund              LVIP MFS International Growth RPM Service Class Fund
LVIP Dimensional Non-U.S. Equity RPM Service Class Fund                   LVIP SSgA Large Cap RPM Service Class Fund
LVIP Dimensional U.S. Equity RPM Service Class Fund                       LVIP SSgA Small-Cap RPM Service Class Fund
LVIP Dimensional/Vanguard Total Bond Service Class Fund                   LVIP VIP Contrafund RPM Service Class Fund

During 2013, the following funds changed their names:


PREVIOUS FUND NAME                                                    NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Institutional Class Portfolio            Janus Aspen Global Research Institutional Class Portfolio
LVIP Protected Profile 2010 Standard Class Fund                       LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2010 Service Class Fund                        LVIP Managed Risk Profile 2010 Service Class Fund
LVIP Protected Profile 2020 Standard Class Fund                       LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2020 Service Class Fund                        LVIP Managed Risk Profile 2020 Service Class Fund
LVIP Protected Profile 2030 Standard Class Fund                       LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2030 Service Class Fund                        LVIP Managed Risk Profile 2030 Service Class Fund
LVIP Protected Profile 2040 Standard Class Fund                       LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile 2040 Service Class Fund                        LVIP Managed Risk Profile 2040 Service Class Fund
LVIP Protected Profile 2050 Standard Class Fund                       LVIP Managed Risk Profile 2050 Standard Class Fund
LVIP Protected Profile 2050 Service Class Fund                        LVIP Managed Risk Profile 2050 Service Class Fund
LVIP Protected Profile Conservative Standard Class Fund               LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Conservative Service Class Fund                LVIP Managed Risk Profile Conservative Service Class Fund
LVIP Protected Profile Growth Standard Class Fund                     LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Growth Service Class Fund                      LVIP Managed Risk Profile Growth Service Class Fund
LVIP Protected Profile Moderate Standard Class Fund                   LVIP Managed Risk Profile Moderate Standard Class Fund
LVIP Protected Profile Moderate Service Class Fund                    LVIP Managed Risk Profile Moderate Service Class Fund

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the four contract types within the Variable Account:

- Multi-Fund(R) at a daily rate of .00260822% to .00685479% (.952% to 2.502% on an annual basis).
- Multi-Fund(R) 5 at a daily rate of .00178082% to .00753425% (.65% to 2.75% on an annual basis).
- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis).
- eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

In addition, $6,187,700 and $6,720,920 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2013 and 2012, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.




3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                                               MINIMUM    MAXIMUM    MINIMUM   MAXIMUM
                                              COMMENCEMENT     FEE        FEE        UNIT      UNIT        UNITS
SUBACCOUNT                             YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)    OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
                                        2013                     1.000%     2.152%     $ 0.58    $ 18.67   31,693,232
                                        2012                     1.000%     2.152%       0.48      15.47   38,222,171
                                        2011                     1.000%     2.152%       0.43      13.91   43,535,325
                                        2010                     1.000%     2.152%       0.57      18.49   52,000,917
                                        2009                     1.000%     2.152%       0.48      15.87   67,029,916
ABVPSF GROWTH AND INCOME CLASS B
                                        2013                     1.002%     1.002%      17.59      17.59           29
                                        2012                     1.002%     1.952%      12.32      15.48    2,473,424
                                        2011                     1.002%     1.952%      10.70      11.37    2,647,384
                                        2010                     1.002%     1.802%      10.62      10.83    2,842,432
                                        2009                     1.002%     1.302%       9.54       9.70    3,131,247
ABVPSF INTERNATIONAL VALUE CLASS B
                                        2013                     1.000%     1.800%       8.14       8.65       19,094
                                        2012                     1.000%     1.800%       6.75       7.12       24,925
                                        2011                     1.000%     1.800%       6.02       6.30       29,585
                                        2010                     1.000%     1.800%       7.61       7.90       28,345
                                        2009                     1.000%     1.950%       7.39       7.65       26,448
ABVPSF SMALL/MID CAP VALUE CLASS A
                                        2013                     1.000%     2.150%      29.50      34.89       29,637
                                        2012                     1.000%     2.600%      21.74      25.73       38,896
                                        2011                     1.000%     2.600%      18.26      22.06       43,838
                                        2010                     1.000%     2.600%      20.33      24.52       44,768
                                        2009                     1.000%     1.950%      16.33      17.64       45,977
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
                                        2013                     1.002%     1.002%      11.89      11.89        1,863
                                        2012                     1.002%     2.302%      12.55      13.08    2,631,982
                                        2011                     1.002%     2.152%      11.92      12.29    2,691,287
                                        2010                     1.002%     2.152%      10.87      11.07    1,437,665
                                        2009         5/19/09     1.002%     2.152%      10.54      10.61      687,742
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
                                        2013                     1.000%     2.600%      11.26      13.52      669,215
                                        2012                     1.000%     2.600%      12.54      14.92    1,172,195
                                        2011                     1.000%     2.600%      12.20      14.03      987,228
                                        2010                     1.000%     2.600%      11.03      12.68      830,859
                                        2009                     1.000%     2.600%      11.14      12.19      590,055


                                                          MINIMUM    MAXIMUM    INVESTMENT
                                                          TOTAL      TOTAL      INCOME
SUBACCOUNT                                    NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
                                       $     22,557,448     20.31%     21.70%      0.02%
                                             22,112,090     10.83%     12.11%      0.00%
                                             21,896,209    -25.04%    -24.17%      0.34%
                                             33,715,620     16.06%     17.40%      1.99%
                                             36,195,590     50.41%     51.62%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
                                                    518     33.25%     33.26%      2.84%
                                             32,646,707     14.98%     16.08%      1.35%
                                             30,102,862      4.18%      5.01%      1.08%
                                             30,776,000     11.34%     11.67%      0.00%
                                             30,359,283     18.79%     19.15%      3.58%
ABVPSF INTERNATIONAL VALUE CLASS B
                                                163,763     20.54%     21.51%      5.69%
                                                175,436     12.16%     13.06%      1.28%
                                                185,334    -20.88%    -20.24%      3.87%
                                                221,965      2.45%      3.26%      2.74%
                                                201,216     31.76%     33.02%      1.05%
ABVPSF SMALL/MID CAP VALUE CLASS A
                                                947,487     35.13%     36.69%      0.57%
                                                911,574     15.70%     17.57%      0.56%
                                                875,155    -10.74%     -9.30%      0.48%
                                                980,981     24.46%     25.65%      0.46%
                                                800,503     40.09%     41.43%      1.10%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
                                                 22,145     -9.15%     -9.15%      1.29%
                                             34,415,565      5.26%      6.48%      2.65%
                                             33,059,487      9.71%     10.98%      4.20%
                                             15,914,894      3.13%      4.31%      1.74%
                                              7,299,190      0.74%      6.02%      1.97%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
                                              8,860,824    -10.83%     -9.39%      1.57%
                                             16,398,265      4.63%      6.32%      2.47%
                                             13,115,465      8.88%     10.63%      4.05%
                                             10,163,897      2.40%      4.05%      1.63%
                                              7,026,663      7.41%      9.14%      1.91%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                      MINIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT         UNITS                           TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)     OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL CLASS I
             2013                     0.550%     0.550%     $ 1.76    $  1.76        12,451   $         21,884     21.74%
             2012                     0.550%     0.550%       1.44       1.44        18,850             27,215     20.50%
             2011                     0.550%     0.550%       1.20       1.20        32,293             38,693    -12.53%
             2010                     0.550%     0.550%       1.37       1.37        17,055             23,362     12.67%
             2009                     0.550%     0.550%       1.22       1.22        22,389             27,218     33.03%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2013                     1.000%     2.600%      19.00      23.05     4,862,814        111,925,446     25.86%
             2012                     1.000%     2.600%      15.00      18.02     5,011,527         90,210,257     19.42%
             2011                     1.000%     2.600%      13.15      14.85     5,404,677         80,188,017    -11.23%
             2010                     1.000%     2.600%      14.81      16.46     5,823,272         95,794,172      8.88%
             2009                     1.000%     2.600%      13.61      14.88     6,375,604         94,827,191     38.65%
AMERICAN FUNDS GROWTH CLASS 2
             2013                     1.000%     2.600%       1.56      26.27   349,888,226        687,386,342     26.76%
             2012                     1.000%     2.600%       1.22      20.56   386,664,827        583,238,426     14.87%
             2011                     1.000%     2.600%       1.05      17.76   439,216,610        559,577,244     -6.74%
             2010                     1.000%     2.600%       1.11      18.89   493,304,608        650,467,064     15.64%
             2009                     1.000%     2.600%       0.94      16.20   545,943,392        600,119,250     35.83%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2013                     1.000%     2.600%      16.10      23.37    14,554,235        263,346,817     30.08%
             2012                     1.000%     2.600%      12.32      17.82    15,184,738        207,959,520     14.47%
             2011                     1.000%     2.600%      10.71      15.45    16,252,084        191,483,323     -4.35%
             2010                     1.000%     2.600%      11.15      16.02    17,624,631        213,796,579      8.57%
             2009                     1.000%     2.600%      10.23      14.64    18,122,702        199,162,564     28.32%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2013                     1.000%     2.600%       1.51      27.32   136,571,306        275,415,612     18.51%
             2012                     1.000%     2.600%       1.26      22.87   149,814,861        247,593,189     14.88%
             2011                     1.000%     2.600%       1.08      19.75   170,509,033        236,231,377    -16.18%
             2010                     1.000%     2.600%       1.28      23.37   192,712,055        304,105,987      4.48%
             2009                     1.000%     2.600%       1.21      22.19   215,174,130        310,460,495     39.89%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
             2013                     1.002%     2.302%      14.16      15.03     1,801,045         27,049,943     12.15%
             2012                     1.002%     2.302%      12.85      13.23     1,876,660         24,817,092      8.31%
             2011                     1.002%     1.802%      11.86      12.11     1,900,482         23,020,903     -5.22%
             2010                     1.002%     1.802%      12.62      12.68     1,508,550         19,126,536      8.63%
             2009         5/18/09     1.002%     1.302%      11.61      11.64       524,021          6,097,926     16.00%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
             2013                     1.000%     2.250%      14.08      14.85       953,634         14,092,662     11.98%
             2012                     1.000%     2.150%      12.58      13.11       913,850         11,941,611      7.63%
             2011                     1.000%     2.150%      11.68      12.04       743,932          8,935,799     -5.69%
             2010                     1.000%     2.150%      12.46      12.62       430,062          5,422,177      7.80%
             2009         5/22/09     1.000%     1.800%      11.56      11.62        76,429            887,701      2.20%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
             2013                     1.002%     2.302%      13.04      17.04     7,722,918        131,337,380     -3.51%
             2012                     1.002%     2.302%      13.68      17.43     9,762,070        169,946,506      4.91%
             2011                     1.002%     2.152%      15.05      16.42    10,669,122        175,077,659      4.13%
             2010                     1.002%     2.152%      14.45      15.59    11,589,110        180,588,126      5.76%
             2009                     1.002%     2.152%      13.94      14.58    11,858,313        172,760,085     24.69%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
             2013                     1.000%     2.600%      13.11      16.65     3,201,233         52,849,173     -3.95%
             2012                     1.000%     2.600%      13.56      17.06     3,395,311         57,506,173      4.13%
             2011                     1.000%     2.600%      14.28      16.12     3,321,898         53,212,484      3.43%
             2010                     1.000%     2.600%      13.80      15.34     3,220,765         49,106,868      5.10%
             2009                     1.000%     2.600%      13.13      14.36     2,699,451         38,590,210     23.41%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
             2013                     1.000%     2.250%      15.24      28.30        93,642          2,605,222      7.52%
             2012                     1.000%     2.600%      14.15      26.02       106,023          2,717,661     11.26%
             2011                     1.000%     2.600%      20.37      23.02       114,532          2,604,170    -22.06%
             2010                     1.000%     2.600%      26.93      29.06       114,291          3,291,673     15.70%
             2009                     1.000%     2.150%      23.54      24.83       125,000          3,083,527     74.25%


                   MAXIMUM    INVESTMENT
                   TOTAL      INCOME
SUBACCOUNT  YEAR   RETURN(4)  RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL CLASS I
             2013    21.74%      1.71%
             2012    20.50%      1.10%
             2011   -12.53%      0.83%
             2010    12.67%      2.05%
             2009    33.03%      1.51%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2013    27.89%      1.26%
             2012    21.34%      0.90%
             2011    -9.79%      1.28%
             2010    10.63%      1.46%
             2009    40.89%      1.49%
AMERICAN FUNDS GROWTH CLASS 2
             2013    28.81%      0.93%
             2012    16.72%      0.78%
             2011    -5.23%      0.60%
             2010    17.50%      0.71%
             2009    38.02%      0.67%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2013    32.17%      1.37%
             2012    16.31%      1.61%
             2011    -2.81%      1.52%
             2010    10.32%      1.48%
             2009    29.94%      1.68%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2013    20.42%      1.36%
             2012    16.73%      1.45%
             2011   -14.82%      1.70%
             2010     6.17%      2.02%
             2009    41.65%      1.58%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
             2013    13.61%      1.14%
             2012     9.18%      1.53%
             2011    -4.46%      2.46%
             2010     8.96%      1.67%
             2009    16.37%      3.12%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
             2013    13.28%      1.10%
             2012     8.87%      1.65%
             2011    -4.60%      2.84%
             2010     8.67%      1.86%
             2009    15.58%      3.03%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
             2013    -2.25%      2.51%
             2012     6.13%      3.19%
             2011     5.33%      4.13%
             2010     6.98%      4.69%
             2009    25.69%      5.93%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
             2013    -2.40%      2.19%
             2012     5.81%      2.90%
             2011     5.10%      3.87%
             2010     6.79%      4.38%
             2009    25.40%      5.42%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
             2013     8.77%      1.48%
             2012    13.05%      0.75%
             2011   -20.80%      1.63%
             2010    17.03%      0.63%
             2009    75.90%      0.94%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                      MINIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT         UNITS                           TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)     OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2013                     1.002%     2.302%     $17.05    $ 18.81     2,411,167   $     45,332,684      6.89%
             2012                     1.002%     2.152%      15.95      17.40     2,590,782         45,053,156     15.32%
             2011                     1.002%     2.152%      13.83      14.91     2,442,501         36,413,958      0.20%
             2010                     1.002%     2.152%      13.80      14.71     2,587,556         38,060,859     12.87%
             2009                     1.002%     2.152%      12.42      12.89     2,716,822         35,006,080     46.32%
DELAWARE VIP HIGH YIELD SERVICE CLASS
             2013                     1.002%     1.002%      18.43      18.43       626,125         11,540,094      7.89%
             2012                     1.002%     1.002%      17.08      17.08       575,409          9,829,773     16.19%
             2011                     1.002%     1.002%      14.70      14.70       476,490          7,005,989      1.31%
             2010                     1.002%     1.002%      14.51      14.51       405,363          5,883,107     13.77%
             2009                     1.002%     1.002%      12.76      12.76       376,760          4,806,337     47.17%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
             2013                     1.000%     2.150%      10.60      12.10       205,451          2,435,032     -3.43%
             2012                     1.000%     2.150%      10.95      12.38       202,883          2,467,126      0.34%
             2011                     1.000%     2.600%      10.99      12.20       221,804          2,671,025     -0.08%
             2010                     1.000%     2.600%      11.00      12.02       220,607          2,618,555      1.62%
             2009                     1.000%     2.600%      11.22      11.64       142,462          1,646,980     10.58%
DELAWARE VIP REIT STANDARD CLASS
             2013                     1.000%     2.600%       3.26      27.81    32,411,080        112,311,469     -0.48%
             2012                     1.000%     2.600%       3.23      27.50    37,500,096        128,283,368     13.94%
             2011                     1.000%     2.600%       2.80      23.75    40,112,134        118,628,248      8.11%
             2010                     1.000%     2.600%       2.56      21.62    43,153,316        116,160,606     23.73%
             2009                     1.000%     2.600%       2.04      17.20    45,005,631         96,403,216     20.15%
DELAWARE VIP REIT SERVICE CLASS
             2013                     1.002%     1.002%      19.54      19.54       909,457         17,773,971      0.91%
             2012                     1.002%     1.002%      19.37      19.37       916,062         17,742,234     15.44%
             2011                     1.002%     1.002%      16.78      16.78       921,372         15,457,643      9.52%
             2010                     1.002%     1.002%      15.32      15.32       887,644         13,597,791     25.35%
             2009                     1.002%     1.002%      12.22      12.22       801,913          9,800,403     22.01%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
             2013                     1.000%     2.302%       3.01      32.34    70,324,110        260,060,656     30.34%
             2012                     1.000%     2.152%       2.29      24.53    76,484,079        212,802,215     11.22%
             2011                     1.000%     2.152%       2.04      21.94    86,624,986        211,393,935     -3.69%
             2010                     1.000%     2.152%       2.10      22.70    97,898,448        241,206,266     29.10%
             2009                     1.000%     2.150%       1.61      17.52   102,273,979        190,397,545     28.77%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2013                     0.550%     2.302%       4.43      33.27    59,610,418        281,119,865     38.11%
             2012                     0.550%     2.302%       3.18      23.97    64,243,754        216,606,300      8.66%
             2011                     0.550%     2.152%       2.90      21.98    73,792,230        226,536,339      5.83%
             2010         10/8/10     0.550%     2.152%       2.72      20.70    79,048,971        226,698,063     13.21%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
             2013                     1.002%     1.002%      23.74      23.74       798,016         18,941,260     39.57%
             2012                     1.002%     1.002%      17.01      17.01       743,985         12,652,326      9.61%
             2011                     1.002%     1.002%      15.52      15.52       702,171         10,894,579      6.82%
             2010         10/8/10     1.002%     1.002%      14.52      14.52       602,239          8,747,116     13.45%
DELAWARE VIP TREND STANDARD CLASS
             2009                     0.550%     2.152%       2.01      15.37    84,506,526        178,594,102     51.74%
DELAWARE VIP TREND SERVICE CLASS
             2009                     1.002%     1.002%      10.73      10.73       511,123          5,485,739     52.83%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
             2013                     1.000%     1.800%      16.19      17.14        10,478            175,615     32.11%
             2012                     1.000%     1.750%      12.25      12.88         8,854            111,847     13.94%
             2011                     1.000%     1.750%      10.75      11.22         9,749            108,414      5.64%
             2010                     1.000%     1.750%      10.18      10.54         7,304             76,235     11.57%
             2009                     1.000%     1.750%       9.27       9.37         7,796             72,566     41.10%


                   MAXIMUM    INVESTMENT
                   TOTAL      INCOME
SUBACCOUNT  YEAR   RETURN(4)  RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2013     8.13%      7.36%
             2012    16.65%      8.29%
             2011     1.36%      8.65%
             2010    14.17%      7.50%
             2009    47.49%      6.76%
DELAWARE VIP HIGH YIELD SERVICE CLASS
             2013     7.89%      6.87%
             2012    16.19%      8.07%
             2011     1.31%      7.86%
             2010    13.77%      7.27%
             2009    47.17%      6.40%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
             2013    -2.31%      1.29%
             2012     1.50%      1.43%
             2011     1.54%      1.65%
             2010     3.26%      2.05%
             2009    11.47%      3.30%
DELAWARE VIP REIT STANDARD CLASS
             2013     1.12%      1.59%
             2012    15.78%      1.50%
             2011     9.85%      1.59%
             2010    25.72%      2.75%
             2009    22.09%      4.69%
DELAWARE VIP REIT SERVICE CLASS
             2013     0.91%      1.31%
             2012    15.44%      1.28%
             2011     9.52%      1.33%
             2010    25.35%      2.51%
             2009    22.01%      4.05%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
             2013    31.85%      0.52%
             2012    12.50%      0.35%
             2011    -2.57%      0.29%
             2010    30.60%      0.47%
             2009    30.25%      0.67%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2013    40.55%      0.02%
             2012    10.41%      0.24%
             2011     7.54%      0.98%
             2010    13.63%      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
             2013    39.57%      0.00%
             2012     9.61%      0.01%
             2011     6.82%      0.76%
             2010    13.45%      0.00%
DELAWARE VIP TREND STANDARD CLASS
             2009    53.88%      0.00%
DELAWARE VIP TREND SERVICE CLASS
             2009    52.83%      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
             2013    33.11%      0.12%
             2012    14.80%      0.00%
             2011     6.43%      0.06%
             2010    12.41%      0.00%
             2009    41.52%      0.00%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                      MINIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT         UNITS                           TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)     OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP VALUE STANDARD CLASS
             2013                     0.550%     2.600%     $ 3.21    $ 25.27    46,558,075   $    163,014,884     30.26%
             2012                     0.550%     2.600%       2.43      19.24    47,253,019        124,842,119     11.79%
             2011                     0.550%     2.600%       2.15      17.06    51,282,723        119,216,003      6.72%
             2010                     0.550%     2.600%       1.99      15.85    53,337,067        114,397,671     12.66%
             2009                     0.550%     2.600%       1.74      13.95    58,984,059        110,211,217     14.94%
DELAWARE VIP VALUE SERVICE CLASS
             2013                     1.002%     1.002%      19.79      19.79     1,180,308         23,361,314     32.05%
             2012                     1.002%     1.002%      14.99      14.99     1,095,381         16,418,863     13.29%
             2011                     1.002%     1.002%      13.23      13.23       987,411         13,063,706      8.17%
             2010                     1.002%     1.002%      12.23      12.23       895,961         10,958,433     14.17%
             2009                     1.002%     1.002%      10.71      10.71       813,060          8,709,861     16.48%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
             2013                     1.002%     1.802%      12.94      13.42       274,894          3,689,212     -0.85%
             2012                     1.002%     1.802%      13.05      13.43       300,025          4,029,441      7.75%
             2011                     1.002%     1.802%      12.11      12.36       248,980          3,078,253     -4.60%
             2010                     1.002%     1.802%      12.86      12.86       163,742          2,105,191     11.34%
             2009         5/27/09     1.002%     1.002%      11.55      11.55        52,260            603,453     14.03%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS B
             2013                     1.000%     1.800%      12.78      13.27       146,271          1,939,937     -1.05%
             2012                     1.000%     1.800%      12.91      13.30       130,850          1,739,589      7.41%
             2011                     1.000%     1.800%      12.28      12.28        77,793            955,421     -4.08%
             2010                     1.000%     1.002%      12.80      12.81        30,641            392,391     11.02%
             2009          7/2/09     1.000%     1.002%      11.53      11.53         6,671             76,941     13.16%
DWS EQUITY 500 INDEX VIP CLASS A
             2013                     0.550%     1.002%       1.50       1.69        76,939            129,593     30.45%
             2012                     0.550%     1.952%       1.10      16.90   137,645,307        158,870,097     13.63%
             2011                     0.550%     1.802%       0.96      14.88   152,407,152        153,733,062      0.01%
             2010                     0.550%     1.802%       0.96      14.87   166,142,781        166,413,117     12.66%
             2009                     0.550%     1.802%       0.85      13.20   184,329,872        162,616,209     24.07%
DWS EQUITY 500 INDEX VIP CLASS B
             2013                     0.000%     0.000%         --         --            --                 --      0.00%
             2012                     1.002%     1.002%      13.69      13.69     1,168,267         15,999,331     14.27%
             2011                     1.002%     1.002%      11.98      11.98     1,061,840         12,726,054      0.49%
             2010                     1.002%     1.002%      11.93      11.93       875,472         10,441,532     13.38%
             2009                     1.002%     1.002%      10.52      10.52       678,961          7,142,483     24.77%
DWS SMALL CAP INDEX VIP CLASS A
             2013                     0.550%     2.600%       2.65      30.55       227,993          1,612,918     35.08%
             2012                     0.550%     2.600%       1.86      22.43    18,364,661         36,477,469     13.27%
             2011                     0.550%     2.600%       1.62      19.65    21,178,803         36,516,009     -6.87%
             2010                     0.550%     2.600%       1.71      20.93    24,139,931         43,875,812     23.15%
             2009                     0.550%     2.600%       1.37      16.86    26,266,622         38,206,851     23.32%
DWS SMALL CAP INDEX VIP CLASS B
             2013                     1.002%     1.002%      20.51      20.51           129              2,650     36.93%
             2012                     1.002%     1.002%      14.98      14.98       403,122          6,038,270     14.72%
             2011                     1.002%     1.002%      13.06      13.06       399,546          5,216,631     -5.53%
             2010                     1.002%     1.002%      13.82      13.82       383,999          5,307,027     24.85%
             2009                     1.002%     1.002%      11.07      11.07       338,520          3,747,270     25.01%
FIDELITY VIP CONTRAFUND SERVICE CLASS
             2013                     1.000%     2.600%       2.17      25.30    99,803,028        241,999,822     27.78%
             2012                     1.000%     2.600%       1.68      19.52   110,725,952        206,577,859     13.32%
             2011                     1.000%     2.600%       1.46      17.09   122,839,785        199,264,380     -5.14%
             2010                     1.000%     2.600%       1.52      17.87   134,573,374        225,221,520     14.10%
             2009                     1.000%     2.600%       1.31      15.54   148,581,402        213,580,220     32.65%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
             2013                     1.002%     1.002%      21.13      21.13     2,839,843         60,014,067     29.65%
             2012                     1.002%     1.002%      16.30      16.30     2,809,729         45,799,255     14.98%
             2011                     1.002%     1.002%      14.18      14.18     2,663,559         37,759,124     -3.75%
             2010                     1.002%     1.002%      14.73      14.73     2,489,255         36,664,509     15.76%
             2009                     1.002%     1.002%      12.72      12.72     2,204,664         28,051,498     34.12%


                   MAXIMUM    INVESTMENT
                   TOTAL      INCOME
SUBACCOUNT  YEAR   RETURN(4)  RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP VALUE STANDARD CLASS
             2013    32.96%      1.75%
             2012    14.10%      2.27%
             2011     8.94%      1.95%
             2010    14.99%      2.44%
             2009    17.32%      3.29%
DELAWARE VIP VALUE SERVICE CLASS
             2013    32.05%      1.53%
             2012    13.29%      1.98%
             2011     8.17%      1.68%
             2010    14.17%      2.13%
             2009    16.48%      2.78%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
             2013    -0.07%      2.08%
             2012     8.63%      3.41%
             2011    -3.84%      1.29%
             2010    11.34%      1.09%
             2009    14.03%      0.00%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS B
             2013    -0.25%      1.77%
             2012     8.28%      2.99%
             2011    -4.08%      0.88%
             2010    11.03%      0.81%
             2009    15.28%      0.00%
DWS EQUITY 500 INDEX VIP CLASS A
             2013    31.20%      4.88%
             2012    15.06%      1.76%
             2011     1.28%      1.71%
             2010    14.08%      1.92%
             2009    25.63%      2.82%
DWS EQUITY 500 INDEX VIP CLASS B
             2013     0.00%      1.74%
             2012    14.27%      1.45%
             2011     0.49%      1.37%
             2010    13.38%      1.53%
             2009    24.77%      2.36%
DWS SMALL CAP INDEX VIP CLASS A
             2013    37.88%      4.29%
             2012    15.61%      0.90%
             2011    -4.94%      0.88%
             2010    25.70%      0.95%
             2009    25.88%      1.79%
DWS SMALL CAP INDEX VIP CLASS B
             2013    36.93%      2.37%
             2012    14.72%      0.63%
             2011    -5.53%      0.59%
             2010    24.85%      0.63%
             2009    25.01%      1.45%
FIDELITY VIP CONTRAFUND SERVICE CLASS
             2013    29.84%      0.97%
             2012    15.15%      1.22%
             2011    -3.61%      0.89%
             2010    15.94%      1.08%
             2009    34.31%      1.33%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
             2013    29.65%      0.86%
             2012    14.98%      1.18%
             2011    -3.75%      0.83%
             2010    15.76%      1.09%
             2009    34.12%      1.29%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                     MINIMUM    MAXIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT        UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SERVICE CLASS
             2013                     1.000%     1.802%     $ 1.30    $ 21.70   53,898,028   $     74,121,286     33.77%     34.85%
             2012                     1.000%     1.802%       0.97      16.22   58,833,644         60,098,130     12.44%     13.41%
             2011                     1.000%     1.802%       0.85      14.41   64,044,588         57,631,090     -1.65%     -0.86%
             2010                     1.000%     1.802%       0.86      14.65   69,316,062         62,750,757     21.82%     22.82%
             2009                     1.000%     1.802%       0.71      12.03   74,660,083         55,044,200     25.86%     26.87%
FIDELITY VIP GROWTH SERVICE CLASS 2
             2013                     1.002%     1.002%      17.90      17.90      566,667         10,143,554     34.64%     34.64%
             2012                     1.002%     1.002%      13.29      13.29      523,708          6,962,439     13.26%     13.26%
             2011                     1.002%     1.002%      11.74      11.74      474,303          5,567,265     -1.03%     -1.03%
             2010                     1.002%     1.002%      11.86      11.86      403,557          4,786,152     22.63%     22.63%
             2009                     1.002%     1.002%       9.67       9.67      342,456          3,312,066     26.69%     26.69%
FIDELITY VIP MID CAP SERVICE CLASS 2
             2013                     1.000%     2.150%      18.95      20.92      145,053          2,992,018     32.98%     34.52%
             2012                     1.000%     2.600%      13.78      15.55      170,734          2,621,899     11.62%     13.42%
             2011                     1.000%     2.600%      12.34      13.71      205,209          2,781,296    -13.14%    -11.74%
             2010                     1.000%     2.600%      14.57      15.53      208,051          3,201,804     25.83%     27.29%
             2009                     1.000%     2.150%      11.68      12.20      191,639          2,324,412     37.05%     38.36%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
             2013                     1.000%     2.600%      13.63      15.39      168,304          2,527,791     11.02%     12.81%
             2012                     1.000%     2.600%      12.28      13.65      171,784          2,300,150      9.76%     11.53%
             2011                     1.000%     2.600%      11.18      12.24      158,761          1,908,896     -0.24%      1.36%
             2010                     1.000%     2.600%      11.21      12.07      165,820          1,975,515      9.78%     11.55%
             2009                     1.000%     2.600%      10.21      10.82      156,006          1,671,551     32.12%     34.25%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
             2013                     1.000%     2.150%      12.78      13.95      149,291          2,054,243     25.53%     26.99%
             2012                     1.000%     2.150%      10.18      10.99      173,092          1,880,471     11.82%     13.11%
             2011                     1.000%     2.150%       9.21       9.71      199,643          1,919,677     -2.95%     -2.03%
             2010                     1.000%     1.950%       9.49       9.91      162,299          1,594,839      9.05%     10.09%
             2009                     1.000%     1.950%       8.70       9.00      146,737          1,313,135     23.61%     24.79%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
             2013                     1.000%     2.600%      16.70      19.15      267,479          4,983,473     -0.98%      0.62%
             2012                     1.000%     2.600%      16.86      19.03      285,857          5,345,180     12.11%     13.92%
             2011                     1.000%     2.600%      15.04      16.71      311,832          5,133,788     -3.42%     -1.86%
             2010                     1.000%     2.600%      15.57      17.02      300,300          5,057,989     11.51%     13.31%
             2009                     1.000%     2.600%      14.38      15.02      328,937          4,896,774     16.39%     17.50%
INVESCO V.I. CORE EQUITY SERIES I
             2013                     1.000%     1.300%      14.99      15.55        2,758             42,201     27.58%     27.96%
             2012                     1.000%     1.300%      11.75      12.15        2,758             33,023     12.41%     12.75%
             2011                     1.000%     1.300%      10.46      10.77        4,956             52,309     -1.36%     -1.06%
             2010                     1.000%     1.300%      10.60      10.89        4,510             48,179      8.14%      8.47%
             2009                     1.000%     1.300%       9.80      10.04        5,966             58,782     26.64%     27.02%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2013                     1.000%     1.750%      22.44      24.65        3,534             83,715     16.95%     17.83%
             2012                     1.000%     1.750%      19.19      20.92        2,643             52,970     13.53%     14.38%
             2011                     1.000%     1.750%      16.90      18.29        3,075             54,149     -8.36%     -7.67%
             2010                     1.000%     1.750%      18.45      19.80        2,906             55,655     10.91%     11.74%
             2009                     1.000%     1.950%      16.39      17.72        8,429            145,153     32.63%     33.90%
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
             2013                     0.550%     1.750%       1.45      13.97      187,340            306,908     26.19%     27.72%
             2012                     0.550%     1.750%       1.14      10.99      163,224            220,292     18.00%     19.42%
             2011                     0.550%     1.750%       0.95       9.24      142,830            167,088    -15.24%    -14.22%
             2010                     0.550%     1.750%       1.11      10.82      137,617            187,915     13.83%     15.20%
             2009                     0.550%     1.750%       0.96       9.43      160,111            189,149     35.31%     36.94%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2013                     0.550%     2.600%       3.48      31.39   46,764,036        204,261,357     36.47%     39.30%
             2012                     0.550%     2.600%       2.52      22.82   46,846,635        146,065,066     15.21%     17.60%
             2011                     0.550%     2.600%       2.16      19.65   53,073,457        139,510,576      1.35%      3.45%
             2010                     0.550%     2.600%       2.10      19.23   58,186,783        145,271,885     23.14%     25.69%
             2009                     0.550%     2.600%       1.69      15.49   64,485,414        125,909,741     35.85%     37.57%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SERVICE CLASS
             2013     0.19%
             2012     0.49%
             2011     0.25%
             2010     0.18%
             2009     0.33%
FIDELITY VIP GROWTH SERVICE CLASS 2
             2013     0.05%
             2012     0.37%
             2011     0.14%
             2010     0.03%
             2009     0.23%
FIDELITY VIP MID CAP SERVICE CLASS 2
             2013     0.26%
             2012     0.37%
             2011     0.02%
             2010     0.13%
             2009     0.45%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
             2013     6.40%
             2012     6.35%
             2011     5.57%
             2010     6.65%
             2009     9.24%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
             2013     2.08%
             2012     2.05%
             2011     2.46%
             2010     1.59%
             2009     1.79%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
             2013     4.71%
             2012     6.47%
             2011     5.45%
             2010     1.44%
             2009    13.72%
INVESCO V.I. CORE EQUITY SERIES I
             2013     1.40%
             2012     0.93%
             2011     0.94%
             2010     0.87%
             2009     1.50%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2013     1.34%
             2012     1.39%
             2011     1.53%
             2010     2.05%
             2009     1.32%
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
             2013     1.21%
             2012     0.92%
             2011     0.62%
             2010     0.59%
             2009     1.31%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2013     0.43%
             2012     1.15%
             2011     0.00%
             2010     0.00%
             2009     0.00%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                      MINIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT         UNITS                           TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)     OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
             2013                     0.550%     2.600%     $ 3.84    $ 18.80    76,019,222   $    308,791,795     15.58%
             2012                     0.550%     2.250%       3.29      16.19    85,068,038        295,268,330     14.38%
             2011                     0.550%     2.250%       2.85      14.09    96,664,105        289,696,194     -4.75%
             2010                     0.550%     2.250%       2.97      14.73   108,428,498        336,944,711     15.31%
             2009                     0.550%     2.250%       2.55      12.71   121,966,160        324,548,680     20.56%
LVIP BLACKROCK EQUITY DIVIDEND RPM SERVICE CLASS
             2013                     1.002%     1.002%      14.82      14.82       537,422          7,964,599     16.74%
             2012                     1.002%     1.002%      12.69      12.69       570,302          7,239,701     15.52%
             2011                     1.002%     1.002%      10.99      10.99       554,840          6,096,876     -3.78%
             2010                     1.002%     1.002%      11.42      11.42       545,556          6,230,585     16.47%
             2009                     1.002%     1.002%       9.81       9.81       513,624          5,036,522     21.77%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
             2013                     0.942%     2.092%       9.26       9.31     2,469,573         22,982,384     -9.53%
             2012         5/15/12     1.002%     1.302%      10.24      10.26       137,201          1,407,458      0.74%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
             2013                     0.942%     0.942%       9.27       9.27       577,920          5,358,471     -9.48%
             2012         5/21/12     1.002%     1.002%      10.24      10.24        21,320            218,380      1.71%
LVIP CAPITAL GROWTH SERVICE CLASS
             2013                     1.000%     1.000%      13.76      13.76         3,894             53,593     34.32%
             2012                     1.000%     1.000%      10.25      10.25         4,038             41,376     17.59%
             2011                     1.000%     1.000%       8.71       8.71         1,335             11,632    -10.14%
             2010                     1.000%     1.000%       9.70       9.70         1,156             11,208     17.49%
             2009                     1.000%     1.000%       8.25       8.25         1,290             10,645     33.19%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
             2013                     1.002%     2.152%       8.00       8.63     1,221,026         10,531,847      1.11%
             2012                     1.002%     2.152%       8.07       8.44     1,247,261         10,518,619     22.46%
             2011                     1.002%     1.802%       6.59       6.83     1,101,462          7,526,071    -10.30%
             2010                     1.002%     1.802%       7.34       7.56     1,060,785          8,017,360     15.87%
             2009                     1.002%     1.802%       6.34       6.47       898,568          5,814,988     35.37%
LVIP CLARION GLOBAL REAL ESTATE SERVICE CLASS
             2013                     1.000%     2.600%       7.63       8.49       531,538          4,495,858      0.39%
             2012                     1.000%     2.600%       7.60       8.32       498,262          4,128,013     21.20%
             2011                     1.000%     2.600%       6.27       6.76       455,675          3,065,319    -11.24%
             2010                     1.000%     2.600%       7.07       7.49       396,148          2,956,711     14.65%
             2009                     1.000%     2.600%       6.30       6.43       291,612          1,869,424     35.04%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM SERVICE CLASS
             2013                     1.000%     2.600%      11.37      11.99        27,171            323,068     22.30%
             2012                     1.000%     1.800%       9.30       9.72        28,976            280,540      4.32%
             2011                     1.000%     1.800%       8.91       9.25        31,581            291,127     -9.47%
             2010                     1.000%     1.800%      10.03      10.13        30,069            303,885     25.30%
             2009                     1.000%     1.300%       8.00       8.06        23,076            185,877     46.14%
LVIP DELAWARE BOND STANDARD CLASS
             2013                     0.550%     2.600%       9.54      17.54    25,125,358        258,108,180     -4.82%
             2012                     0.550%     2.600%       9.89      18.14    30,192,293        320,143,014      3.87%
             2011                     0.550%     2.600%       9.40      17.18    33,318,623        334,381,944      4.88%
             2010                     0.550%     2.600%       8.85      16.12    37,044,897        348,818,183      5.70%
             2009                     0.550%     2.600%       8.26      15.01    40,260,631        352,396,046     16.26%
LVIP DELAWARE BOND SERVICE CLASS
             2013                     1.002%     1.002%      14.89      14.89     1,661,541         24,732,596     -3.62%
             2012                     1.002%     1.002%      15.44      15.44     1,822,410         28,144,745      5.18%
             2011                     1.002%     1.002%      14.68      14.68     1,761,668         25,867,610      6.19%
             2010                     1.002%     1.002%      13.83      13.83     1,600,756         22,134,772      7.04%
             2009                     1.002%     1.002%      12.92      12.92     1,353,824         17,489,129     17.30%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
             2013                     1.000%     2.152%       9.75      10.00       515,364          5,141,402     -1.44%
             2012                     1.000%     1.952%       9.92      10.05       127,527          1,280,221      2.12%
             2011         5/17/11     1.000%     1.800%       9.72       9.76        60,566            591,264     -2.47%


                   MAXIMUM    INVESTMENT
                   TOTAL      INCOME
SUBACCOUNT  YEAR   RETURN(4)  RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
             2013    17.57%      1.43%
             2012    16.34%      0.64%
             2011    -3.11%      0.93%
             2010    17.28%      0.97%
             2009    22.62%      1.18%
LVIP BLACKROCK EQUITY DIVIDEND RPM SERVICE CLASS
             2013    16.74%      1.23%
             2012    15.52%      0.42%
             2011    -3.78%      0.74%
             2010    16.47%      0.80%
             2009    21.77%      1.01%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
             2013    -9.25%      0.82%
             2012     2.45%      0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
             2013    -9.48%      0.42%
             2012     1.71%      0.00%
LVIP CAPITAL GROWTH SERVICE CLASS
             2013    34.32%      0.00%
             2012    17.59%      0.00%
             2011   -10.14%      0.00%
             2010    17.49%      0.00%
             2009    33.19%      0.08%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
             2013     2.28%      0.00%
             2012    23.44%      0.00%
             2011    -9.58%      0.00%
             2010    16.80%      0.00%
             2009    36.46%      0.00%
LVIP CLARION GLOBAL REAL ESTATE SERVICE CLASS
             2013     2.01%      0.00%
             2012    23.15%      0.00%
             2011    -9.81%      0.00%
             2010    16.49%      0.00%
             2009    36.12%      0.00%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM SERVICE CLASS
             2013    23.28%      0.00%
             2012     5.15%      0.00%
             2011    -8.75%      0.00%
             2010    25.67%      0.00%
             2009    46.58%      0.00%
LVIP DELAWARE BOND STANDARD CLASS
             2013    -2.84%      1.66%
             2012     6.02%      1.97%
             2011     7.05%      3.33%
             2010     7.89%      3.37%
             2009    18.25%      4.23%
LVIP DELAWARE BOND SERVICE CLASS
             2013    -3.62%      1.39%
             2012     5.18%      1.71%
             2011     6.19%      3.23%
             2010     7.04%      3.31%
             2009    17.30%      4.33%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
             2013    -0.49%      0.91%
             2012     2.93%      1.57%
             2011    -0.24%      2.42%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                     MINIMUM    MAXIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT        UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2013                     1.000%     1.802%     $ 5.03    $ 20.01   23,875,428   $    126,580,824     18.09%     19.04%
             2012                     1.000%     1.802%       4.24      16.94   26,732,328        119,140,883     11.27%     12.16%
             2011                     1.000%     1.802%       3.79      15.23   30,434,378        120,916,415     -3.78%     -3.00%
             2010                     1.000%     1.802%       3.92      15.83   34,534,572        141,737,955     10.47%     11.36%
             2009                     1.000%     1.802%       3.53      14.33   39,459,380        145,249,902     29.64%     30.68%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
             2013                     1.002%     1.002%      17.58      17.58      346,206          6,087,355     18.74%     18.74%
             2012                     1.002%     1.002%      14.81      14.81      280,435          4,152,603     11.89%     11.89%
             2011                     1.002%     1.002%      13.23      13.23      242,682          3,211,787     -3.25%     -3.25%
             2010                     1.002%     1.002%      13.68      13.68      213,815          2,924,667     11.09%     11.09%
             2009                     1.002%     1.002%      12.31      12.31      191,882          2,362,699     30.35%     30.35%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
             2013                     0.550%     2.152%       8.02      17.09   29,260,301        247,597,995      7.01%      8.74%
             2012                     0.550%     2.152%       7.43      15.92   32,844,175        256,683,780      8.28%     10.02%
             2011                     0.550%     2.152%       6.80      14.65   36,571,206        261,019,073      0.06%      1.67%
             2010                     0.550%     2.152%       6.74      14.59   41,066,974        289,557,453      8.08%      9.82%
             2009                     0.550%     2.152%       6.18      13.45   46,270,649        298,489,104     20.23%     22.17%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
             2013                     1.002%     1.002%      14.53      14.53      404,574          5,878,377      7.98%      7.98%
             2012                     1.002%     1.002%      13.46      13.46      404,452          5,442,315      9.26%      9.26%
             2011                     1.002%     1.002%      12.32      12.32      373,488          4,599,915      0.96%      0.96%
             2010                     1.002%     1.002%      12.20      12.20      358,135          4,368,681      9.05%      9.05%
             2009                     1.002%     1.002%      11.19      11.19      322,279          3,604,889     21.26%     21.26%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
             2013                     1.000%     1.800%      15.47      16.05      349,478          5,605,353     12.20%     13.10%
             2012                     1.000%     1.800%      13.79      14.19      248,443          3,520,946      9.32%     10.20%
             2011                     1.000%     1.800%      12.61      12.87      201,137          2,586,958     -1.52%     -0.73%
             2010                     1.000%     1.800%      12.97      12.97       92,080          1,193,855      9.90%      9.90%
             2009          7/2/09     1.002%     1.002%      11.80      11.80       39,353            464,361     19.08%     19.08%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION SERVICE CLASS
             2013                     1.002%     1.002%      15.85      15.85      330,140          5,234,022     12.82%     12.82%
             2012                     1.002%     1.002%      14.05      14.05      189,612          2,664,576      9.93%      9.93%
             2011                     1.002%     1.002%      12.78      12.78       81,916          1,047,214     -0.98%     -0.98%
             2010                     1.002%     1.002%      12.91      12.91       28,868            372,699      9.62%      9.62%
             2009         7/17/09     1.002%     1.002%      11.78      11.78        1,657             19,520     15.96%     15.96%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
             2013                     0.550%     2.152%      16.41      21.94   57,506,984      1,074,981,871     30.42%     32.53%
             2012                     0.550%     2.152%      12.53      16.77   63,867,906        904,929,778     12.86%     14.68%
             2011                     0.550%     2.152%      11.06      14.80   72,003,912        893,602,339     -0.96%      0.64%
             2010                     0.550%     2.152%      11.12      14.89   81,235,094      1,006,268,897     10.53%     12.32%
             2009                     0.550%     2.152%      10.02      13.43   95,617,597      1,059,349,551     22.03%     24.00%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
             2013                     1.002%     1.002%      17.71      17.71      360,077          6,375,242     31.47%     31.47%
             2012                     1.002%     1.002%      13.47      13.47      369,852          4,980,773     13.77%     13.77%
             2011                     1.002%     1.002%      11.84      11.84      348,565          4,125,913     -0.16%     -0.16%
             2010                     1.002%     1.002%      11.86      11.86      313,340          3,715,040     11.42%     11.42%
             2009                     1.002%     1.002%      10.64      10.64      298,312          3,174,304     23.00%     23.00%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2013                     0.550%     2.152%      10.34      24.83   53,413,347        581,430,172     32.80%     34.95%
             2012                     0.550%     2.152%       7.72      18.63   58,989,456        477,910,579     12.83%     14.65%
             2011                     0.550%     2.152%       6.79      16.46   66,828,829        474,434,605     -1.50%      0.09%
             2010                     0.550%     2.150%       6.83      16.65   75,130,706        535,442,674      9.20%     10.96%
             2009                     0.550%     2.150%       6.20      15.19   85,534,742        551,755,780     27.49%     29.29%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
             2013                     1.002%     1.002%      19.34      19.34      891,283         17,237,160     33.86%     33.86%
             2012                     1.002%     1.002%      14.45      14.45      863,197         12,470,804     13.74%     13.74%
             2011                     1.002%     1.002%      12.70      12.70      819,767         10,413,019     -0.71%     -0.71%
             2010                     1.002%     1.002%      12.79      12.79      767,321          9,816,714     10.07%     10.07%
             2009                     1.002%     1.002%      11.62      11.62      714,550          8,305,134     28.25%     28.25%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2013     1.52%
             2012     1.73%
             2011     2.04%
             2010     2.67%
             2009     1.65%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
             2013     1.52%
             2012     1.62%
             2011     2.00%
             2010     2.59%
             2009     1.58%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
             2013     2.08%
             2012     2.39%
             2011     6.31%
             2010     1.68%
             2009     2.86%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
             2013     1.95%
             2012     2.33%
             2011     6.44%
             2010     1.63%
             2009     2.72%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
             2013     2.18%
             2012     2.65%
             2011     2.99%
             2010     3.59%
             2009     2.71%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION SERVICE CLASS
             2013     1.98%
             2012     2.68%
             2011     3.11%
             2010     4.19%
             2009     1.94%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
             2013     1.72%
             2012     1.06%
             2011     1.02%
             2010     0.93%
             2009     1.12%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
             2013     1.47%
             2012     0.79%
             2011     0.76%
             2010     0.65%
             2009     0.86%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2013     1.24%
             2012     0.75%
             2011     0.74%
             2010     0.59%
             2009     0.69%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
             2013     0.97%
             2012     0.43%
             2011     0.44%
             2010     0.28%
             2009     0.40%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                     MINIMUM    MAXIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT        UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
             2013                     0.550%     2.302%     $21.54    $ 31.63   17,824,462   $    482,652,804     30.71%     33.05%
             2012                     0.550%     2.600%      19.49      24.07   19,624,965        401,238,412     11.99%     14.31%
             2011                     0.550%     2.600%      17.18      21.32   22,452,011        403,411,847     -7.63%     -5.72%
             2010                     0.550%     2.600%      18.36      22.90   25,291,841        484,158,705     28.12%     29.92%
             2009                     0.550%     1.950%      14.24      17.85   27,514,039        407,188,333     27.92%     29.73%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
             2013                     1.002%     1.002%      23.69      23.69    1,334,451         31,611,771     31.99%     31.99%
             2012                     1.002%     1.002%      17.95      17.95    1,313,488         23,574,052     13.39%     13.39%
             2011                     1.002%     1.002%      15.83      15.83    1,316,748         20,841,395     -6.47%     -6.47%
             2010                     1.002%     1.002%      16.92      16.92    1,238,824         20,965,162     28.88%     28.88%
             2009                     1.002%     1.002%      13.13      13.13    1,135,475         14,909,897     28.69%     28.69%
LVIP GLOBAL INCOME STANDARD CLASS
             2013                     1.002%     2.152%      11.33      12.02      630,789          7,567,942     -4.89%     -3.79%
             2012                     1.002%     2.152%      11.91      12.49      692,280          8,637,323      5.40%      6.62%
             2011                     1.002%     2.152%      11.30      11.71      686,822          8,039,207     -1.06%      0.08%
             2010                     1.002%     2.152%      11.49      11.70      464,851          5,439,009      7.72%      8.58%
             2009         5/29/09     1.002%     1.802%      10.67      10.78      207,871          2,240,533     -0.14%      7.40%
LVIP GLOBAL INCOME SERVICE CLASS
             2013                     1.000%     2.150%      11.33      11.83      349,872          4,113,705     -4.93%     -4.03%
             2012                     1.000%     1.950%      11.91      12.32      315,057          3,869,096      5.35%      6.36%
             2011                     1.000%     1.950%      11.30      11.59      268,476          3,101,137     -1.12%     -0.17%
             2010                     1.000%     2.150%      11.46      11.61      187,889          2,175,402      7.47%      8.33%
             2009          6/5/09     1.000%     1.800%      10.66      10.71       41,369            443,069      2.34%      7.97%
LVIP JPMORGAN MID CAP VALUE RPM SERVICE CLASS
             2013                     1.000%     2.600%      12.17      12.42        9,874            120,974     22.26%     22.63%
             2012                     1.000%     1.800%       9.68      10.13       21,138            212,324     11.44%     12.34%
             2011                     1.000%     1.800%       8.69       9.01       22,430            200,806     -3.75%     -2.98%
             2010                     1.000%     1.800%       9.19       9.29       19,613            181,071     22.84%     23.21%
             2009                     1.000%     1.300%       7.48       7.54       23,644            177,941     22.75%     23.12%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
             2013                     1.002%     1.002%      12.48      12.48      273,338          3,411,129      7.84%      7.84%
             2012                     1.002%     1.002%      11.57      11.57      335,780          3,885,665      7.46%      7.46%
             2011                     1.002%     1.002%      10.77      10.77      387,190          4,169,518      0.24%      0.24%
             2010                     1.002%     1.002%      10.74      10.74      435,943          4,683,268     10.36%     10.36%
             2009                     1.002%     1.002%       9.73       9.73      418,949          4,078,365     23.16%     23.16%
LVIP MANAGED RISK PROFILE 2010 SERVICE CLASS
             2013                     1.000%     1.002%      12.27      12.28      147,217          1,806,987      7.58%      7.58%
             2012                     1.000%     1.002%      11.41      11.41      137,406          1,567,762      7.19%      7.19%
             2011                     1.000%     1.002%      10.64      10.65      130,054          1,384,303     -0.01%     -0.01%
             2010                     1.000%     1.002%      10.65      10.65      132,174          1,407,072     10.07%     10.08%
             2009                     1.000%     1.002%       9.67       9.67      104,054          1,006,355     22.86%     22.86%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
             2013                     1.002%     1.002%      12.09      12.09    1,051,865         12,717,111     10.02%     10.02%
             2012                     1.002%     1.002%      10.99      10.99    1,017,093         11,176,392      7.30%      7.30%
             2011                     1.002%     1.002%      10.24      10.24    1,054,925         10,803,426     -0.81%     -0.81%
             2010                     1.002%     1.002%      10.32      10.32    1,035,281         10,688,321     10.92%     10.92%
             2009                     1.002%     1.002%       9.31       9.31      876,489          8,158,448     24.41%     24.41%
LVIP MANAGED RISK PROFILE 2020 SERVICE CLASS
             2013                     1.000%     1.002%      11.89      11.89      951,946         11,320,910      9.74%      9.75%
             2012                     1.000%     1.002%      10.84      10.84      832,978          9,026,552      7.03%      7.03%
             2011                     1.000%     1.002%      10.12      10.13      669,933          6,783,116     -1.05%     -1.05%
             2010                     1.000%     1.002%      10.23      10.23      565,037          5,781,576     10.64%     10.64%
             2009                     1.000%     1.002%       9.25       9.25      361,359          3,341,947     24.10%     24.10%
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
             2013                     1.002%     1.002%      11.96      11.96      628,874          7,523,359     12.61%     12.61%
             2012                     1.002%     1.002%      10.62      10.62      580,789          6,170,018      6.82%      6.82%
             2011                     1.002%     1.002%       9.95       9.95      543,380          5,403,985     -1.56%     -1.56%
             2010                     1.002%     1.002%      10.10      10.10      456,119          4,607,851     11.42%     11.42%
             2009                     1.002%     1.002%       9.07       9.07      370,300          3,357,316     26.67%     26.67%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
             2013     1.13%
             2012     0.77%
             2011     0.30%
             2010     0.73%
             2009     0.97%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
             2013     0.82%
             2012     0.44%
             2011     0.00%
             2010     0.42%
             2009     0.69%
LVIP GLOBAL INCOME STANDARD CLASS
             2013     0.25%
             2012     1.96%
             2011     4.94%
             2010     3.38%
             2009     3.64%
LVIP GLOBAL INCOME SERVICE CLASS
             2013     0.26%
             2012     1.79%
             2011     4.35%
             2010     3.45%
             2009     3.29%
LVIP JPMORGAN MID CAP VALUE RPM SERVICE CLASS
             2013     0.18%
             2012     0.00%
             2011     0.00%
             2010     0.00%
             2009     0.36%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
             2013     1.19%
             2012     2.10%
             2011     0.78%
             2010     1.09%
             2009     1.97%
LVIP MANAGED RISK PROFILE 2010 SERVICE CLASS
             2013     1.10%
             2012     1.82%
             2011     0.74%
             2010     0.97%
             2009     1.99%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
             2013     1.39%
             2012     2.03%
             2011     0.74%
             2010     0.95%
             2009     2.00%
LVIP MANAGED RISK PROFILE 2020 SERVICE CLASS
             2013     1.22%
             2012     1.70%
             2011     0.79%
             2010     0.83%
             2009     1.86%
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
             2013     1.44%
             2012     1.85%
             2011     0.67%
             2010     0.89%
             2009     1.85%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                    MINIMUM    MAXIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT       UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE 2030 SERVICE CLASS
             2013                     1.000%     1.002%     $11.77    $ 11.77   1,110,931   $     13,073,306     12.33%     12.33%
             2012                     1.000%     1.002%      10.48      10.48     950,284          9,955,688      6.56%      6.56%
             2011                     1.000%     1.002%       9.83       9.83     715,556          7,035,279     -1.80%     -1.80%
             2010                     1.000%     1.002%      10.01      10.01     515,740          5,163,661     11.14%     11.14%
             2009                     1.000%     1.002%       9.01       9.01     329,297          2,966,567     26.37%     26.38%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
             2013                     1.002%     1.002%      11.41      11.41     221,195          2,524,250     15.37%     15.37%
             2012                     1.002%     1.002%       9.89       9.89     214,599          2,122,649      6.06%      6.06%
             2011                     1.002%     1.002%       9.33       9.33     209,803          1,956,728     -2.44%     -2.44%
             2010                     1.002%     1.002%       9.56       9.56     190,506          1,821,248     12.53%     12.53%
             2009                     1.002%     1.002%       8.50       8.50     138,078          1,173,026     29.65%     29.65%
LVIP MANAGED RISK PROFILE 2040 SERVICE CLASS
             2013                     1.000%     1.002%      11.21      11.22   1,165,907         13,087,225     15.09%     15.09%
             2012                     1.000%     1.002%       9.74       9.75     960,991          9,372,624      5.79%      5.79%
             2011                     1.000%     1.002%       9.21       9.22     742,985          6,849,678     -2.69%     -2.68%
             2010                     1.000%     1.002%       9.46       9.47     547,192          5,184,087     12.12%     12.25%
             2009                     1.000%     1.002%       8.44       8.44     341,885          2,885,447     29.33%     29.33%
LVIP MANAGED RISK PROFILE 2050 STANDARD CLASS
             2013                     1.002%     1.002%      11.39      11.39      26,281            299,452     17.85%     17.85%
             2012                     1.002%     1.002%       9.67       9.67      10,970            106,058      4.95%      4.95%
             2011         5/23/11     1.002%     1.002%       9.21       9.21       2,678             24,674     -6.63%     -6.63%
LVIP MANAGED RISK PROFILE 2050 SERVICE CLASS
             2013                     1.002%     1.002%      11.32      11.32     128,362          1,452,816     17.55%     17.55%
             2012                     1.002%     1.002%       9.63       9.63      43,273            416,659      4.69%      4.69%
             2011         5/23/11     1.002%     1.002%       9.20       9.20       3,951             36,337     -6.78%     -6.78%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
             2013                     1.002%     1.952%      14.71      15.75   1,336,346         21,010,266      7.63%      8.66%
             2012                     1.002%     2.152%      13.65      14.50   1,619,301         23,398,077      7.65%      8.68%
             2011                     1.002%     1.952%      12.66      13.34   1,831,000         24,366,090      1.83%      2.65%
             2010                     1.002%     1.802%      12.43      13.00   2,013,753         26,119,429      8.53%      9.40%
             2009                     1.002%     1.802%      11.45      11.88   2,127,388         25,224,155     22.62%     23.60%
LVIP MANAGED RISK PROFILE CONSERVATIVE SERVICE CLASS
             2013                     1.000%     2.600%      13.45      15.42   1,291,960         19,847,337      6.66%      8.38%
             2012                     1.000%     2.600%      12.61      14.23   1,278,972         18,138,246      6.69%      8.41%
             2011                     1.000%     2.600%      11.82      13.12   1,257,036         16,439,721      0.77%      2.40%
             2010                     1.000%     2.600%      12.26      12.82   1,215,689         15,524,092      8.26%      9.13%
             2009                     1.000%     1.800%      11.32      11.74   1,010,999         11,841,052     22.32%     23.31%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
             2013                     1.002%     2.302%      13.87      14.86   1,809,746         26,877,149     11.52%     12.41%
             2012                     1.002%     1.802%      12.44      13.21   2,089,304         27,604,350      7.19%      8.06%
             2011                     1.002%     1.802%      11.60      12.23   2,396,199         29,299,510     -1.79%     -1.00%
             2010                     1.002%     1.802%      11.82      12.35   2,527,113         31,213,441     10.71%     11.60%
             2009                     1.002%     1.802%      10.67      11.07   2,646,317         29,289,716     26.72%     27.74%
LVIP MANAGED RISK PROFILE GROWTH SERVICE CLASS
             2013                     1.000%     2.750%      12.79      14.80   3,227,971         46,776,997     10.19%     12.14%
             2012                     1.000%     2.750%      11.49      13.43   3,189,436         41,229,988      5.92%      7.79%
             2011                     1.000%     2.750%      10.83      12.03   3,008,663         36,097,034     -2.81%     -1.24%
             2010                     1.000%     2.600%      11.14      12.18   2,888,590         35,090,296      9.54%     11.31%
             2009                     1.000%     2.600%      10.17      10.95   2,496,004         27,266,279     25.41%     27.43%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
             2013                     1.002%     2.302%      14.48      15.51   2,611,762         40,399,596      9.69%     10.74%
             2012                     1.002%     1.952%      13.19      14.01   3,041,510         42,523,278      7.47%      8.50%
             2011                     1.002%     1.952%      12.25      12.91   3,286,877         42,365,936     -0.64%      0.16%
             2010                     1.002%     1.802%      12.33      12.89   3,557,676         45,794,257      9.96%     10.84%
             2009                     1.002%     1.802%      11.21      11.63   3,542,601         41,156,295     25.75%     26.76%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE 2030 SERVICE CLASS
             2013     1.16%
             2012     1.48%
             2011     0.70%
             2010     0.72%
             2009     1.67%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
             2013     1.29%
             2012     1.68%
             2011     0.63%
             2010     0.87%
             2009     1.61%
LVIP MANAGED RISK PROFILE 2040 SERVICE CLASS
             2013     1.14%
             2012     1.32%
             2011     0.63%
             2010     0.67%
             2009     1.47%
LVIP MANAGED RISK PROFILE 2050 STANDARD CLASS
             2013     1.98%
             2012     1.58%
             2011     0.00%
LVIP MANAGED RISK PROFILE 2050 SERVICE CLASS
             2013     1.57%
             2012     1.25%
             2011     0.00%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
             2013     1.74%
             2012     3.81%
             2011     1.98%
             2010     3.57%
             2009     4.26%
LVIP MANAGED RISK PROFILE CONSERVATIVE SERVICE CLASS
             2013     1.74%
             2012     3.73%
             2011     1.76%
             2010     3.62%
             2009     4.42%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
             2013     1.63%
             2012     2.54%
             2011     1.93%
             2010     2.80%
             2009     4.52%
LVIP MANAGED RISK PROFILE GROWTH SERVICE CLASS
             2013     1.50%
             2012     2.39%
             2011     1.74%
             2010     2.72%
             2009     4.61%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
             2013     1.62%
             2012     3.24%
             2011     1.74%
             2010     2.96%
             2009     4.42%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                     MINIMUM    MAXIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT        UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE MODERATE SERVICE CLASS
             2013                     1.000%     2.600%     $13.24    $ 15.19    3,584,765   $     54,164,194      8.72%     10.47%
             2012                     1.000%     2.600%      12.18      13.75    3,481,487         47,603,181      6.51%      8.23%
             2011                     1.000%     2.600%      11.43      12.70    3,275,423         41,397,035     -1.68%     -0.09%
             2010                     1.000%     2.600%      11.63      12.71    3,145,461         39,803,203      8.81%     10.57%
             2009                     1.000%     2.600%      10.69      11.50    2,794,082         31,988,181     24.45%     26.46%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
             2013                     1.000%     1.800%       9.44       9.96       56,207            554,587     11.30%     12.19%
             2012                     1.000%     1.800%       8.49       8.88       53,835            474,837     16.99%     17.93%
             2011                     1.000%     1.800%       7.25       7.53       65,318            489,323    -11.71%    -11.00%
             2010                     1.000%     1.800%       8.22       8.46       54,829            461,939     10.81%     11.70%
             2009                     1.000%     1.800%       7.41       7.57       52,912            399,369     33.10%     34.16%
LVIP MFS VALUE SERVICE CLASS
             2013                     1.000%     1.950%      12.38      13.06      181,935          2,360,815     33.20%     34.27%
             2012                     1.000%     1.800%       9.30       9.72      202,115          1,957,803     13.97%     14.89%
             2011                     1.000%     1.800%       8.16       8.46      233,328          1,968,008     -2.13%     -1.34%
             2010                     1.000%     1.800%       8.35       8.58      216,506          1,852,632      9.38%     10.21%
             2009                     1.000%     1.750%       7.72       7.79      153,505          1,193,688     19.11%     19.47%
LVIP MID-CAP VALUE SERVICE CLASS
             2013                     1.000%     2.600%      11.43      12.71       27,981            352,008     30.38%     32.49%
             2012                     1.000%     2.600%       8.77       9.59       31,745            301,661     20.64%     22.58%
             2011                     1.000%     2.600%       7.27       7.83       35,192            273,189    -11.87%    -10.45%
             2010                     1.000%     2.600%       8.25       8.74       28,861            250,424     20.42%     22.36%
             2009                     1.000%     2.600%       6.99       7.14       27,624            196,119     39.55%     40.67%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2013                     0.550%     2.600%       3.85      24.26   60,255,347        248,980,827     18.71%     21.17%
             2012                     0.550%     2.600%       3.20      20.27   66,692,378        228,649,047      6.80%      9.02%
             2011                     0.550%     2.600%       2.96      18.83   75,619,470        238,758,096     -6.68%     -4.74%
             2010                     0.550%     2.600%       3.13      20.02   85,064,523        282,661,794     -0.17%      1.90%
             2009                     0.550%     2.600%       3.09      19.89   97,780,309        319,915,547     18.66%     20.57%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
             2013                     1.002%     1.002%      17.95      17.95    1,021,046         18,330,725     20.34%     20.34%
             2012                     1.002%     1.002%      14.92      14.92    1,011,600         15,091,748      8.25%      8.25%
             2011                     1.002%     1.002%      13.78      13.78      987,929         13,615,670     -5.41%     -5.41%
             2010                     1.002%     1.002%      14.57      14.57      934,102         13,609,629      1.19%      1.19%
             2009                     1.002%     1.002%      14.40      14.40      875,766         12,609,248     19.72%     19.72%
LVIP MONEY MARKET STANDARD CLASS
             2013                     0.550%     2.152%       2.85      10.61   18,006,468         55,061,172     -2.11%     -0.52%
             2012                     0.550%     2.152%       2.88      10.72   20,016,855         61,630,256     -2.10%     -0.52%
             2011                     0.550%     2.152%       2.92      10.82   24,017,058         74,754,308     -2.10%     -0.52%
             2010                     0.550%     2.152%       2.96      10.93   28,161,445         88,408,556     -2.08%     -0.50%
             2009                     0.550%     2.152%       3.00      11.03   38,469,410        122,166,786     -1.83%     -0.25%
LVIP MONEY MARKET SERVICE CLASS
             2013                     1.002%     1.002%      10.47      10.47      684,946          7,170,488     -0.97%     -0.97%
             2012                     1.002%     1.002%      10.57      10.57      686,234          7,254,520     -0.97%     -0.97%
             2011                     1.002%     1.002%      10.68      10.68      699,137          7,463,438     -0.97%     -0.97%
             2010                     1.002%     1.002%      10.78      10.78      630,231          6,793,544     -0.95%     -0.95%
             2009                     1.002%     1.002%      10.88      10.88      613,227          6,673,978     -0.92%     -0.92%
LVIP SSGA BOND INDEX STANDARD CLASS
             2013                     1.002%     2.152%      10.82      11.41      379,170          4,320,672     -4.64%     -3.54%
             2012                     1.002%     2.152%      11.49      11.83      523,545          6,187,764      2.00%      2.82%
             2011                     1.002%     1.802%      11.26      11.50      685,085          7,878,164      5.48%      6.33%
             2010                     1.002%     1.802%      10.77      10.82      399,942          4,325,700      4.61%      4.91%
             2009         5/19/09     1.002%     1.302%      10.29      10.31      193,961          1,999,805     -0.25%      3.04%
LVIP SSGA BOND INDEX SERVICE CLASS
             2013                     1.000%     1.950%      10.80      11.86      140,591          1,606,456     -4.69%     -3.78%
             2012                     1.000%     1.950%      11.33      12.33      151,615          1,802,673      1.60%      2.57%
             2011                     1.000%     1.950%      11.43      12.02      127,440          1,487,506      5.22%      6.07%
             2010                     1.000%     1.800%      10.77      11.33       97,162          1,078,531      3.82%      4.65%
             2009                     1.000%     1.800%      10.78      10.83       41,215            439,743      2.91%      3.22%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE MODERATE SERVICE CLASS
             2013     1.54%
             2012     3.09%
             2011     1.54%
             2010     2.82%
             2009     4.43%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
             2013     0.58%
             2012     0.48%
             2011     2.90%
             2010     0.54%
             2009     0.82%
LVIP MFS VALUE SERVICE CLASS
             2013     1.45%
             2012     0.92%
             2011     1.20%
             2010     1.19%
             2009     2.31%
LVIP MID-CAP VALUE SERVICE CLASS
             2013     0.23%
             2012     0.13%
             2011     0.00%
             2010     0.01%
             2009     0.32%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2013     2.45%
             2012     2.83%
             2011     2.97%
             2010     3.25%
             2009     3.30%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
             2013     2.31%
             2012     2.73%
             2011     2.94%
             2010     3.28%
             2009     3.43%
LVIP MONEY MARKET STANDARD CLASS
             2013     0.02%
             2012     0.03%
             2011     0.03%
             2010     0.05%
             2009     0.31%
LVIP MONEY MARKET SERVICE CLASS
             2013     0.02%
             2012     0.03%
             2011     0.03%
             2010     0.04%
             2009     0.08%
LVIP SSGA BOND INDEX STANDARD CLASS
             2013     1.68%
             2012     2.32%
             2011     4.21%
             2010     2.35%
             2009     3.23%
LVIP SSGA BOND INDEX SERVICE CLASS
             2013     1.69%
             2012     2.33%
             2011     3.31%
             2010     2.10%
             2009     2.45%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                     MINIMUM    MAXIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT        UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
             2013                     1.000%     1.800%     $10.52    $ 11.00        7,342   $         80,349     17.87%     18.82%
             2012                     1.000%     1.800%       8.93       9.26        9,196             84,813     11.34%     12.24%
             2011                     1.000%     1.800%       8.02       8.25        9,402             77,322    -13.92%    -13.23%
             2010                     1.000%     1.800%       9.51       9.51        6,289             59,600      5.93%      5.93%
             2009                     1.000%     1.000%       8.97       8.97        3,247             29,132     42.89%     42.89%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
             2013                     1.002%     2.152%      15.46      16.30    1,346,955         21,954,109     -4.90%     -3.80%
             2012                     1.002%     2.152%      16.26      16.95    1,488,885         25,226,202     10.26%     11.53%
             2011                     1.002%     2.152%      14.88      15.19    1,522,850         23,136,050    -16.46%    -15.79%
             2010                     1.002%     1.802%      17.96      18.04    1,677,789         30,269,313     26.12%     26.48%
             2009         5/18/09     1.002%     1.302%      14.24      14.26    1,222,602         17,439,331     36.14%     42.64%
LVIP SSGA EMERGING MARKETS 100 SERVICE CLASS
             2013                     1.000%     2.150%      12.33      16.12      412,960          6,473,352     -4.81%     -4.04%
             2012                     1.000%     1.800%      12.95      16.80      340,653          5,532,684     10.38%     11.27%
             2011                     1.000%     1.800%      11.73      15.10      265,558          3,808,114    -16.67%    -16.00%
             2010                     1.000%     1.950%      14.03      17.97      200,473          3,342,773     24.99%     26.18%
             2009         1/13/09     1.000%     1.950%      11.22      14.24       71,159            943,216      0.82%    101.17%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
             2013                     1.002%     2.302%      13.19      13.53      677,730          9,172,186      8.39%      8.71%
             2012                     1.002%     1.302%      12.17      12.45      832,156         10,356,862      9.71%     10.04%
             2011                     1.002%     1.302%      11.09      11.31      958,333         10,838,659     -1.07%     -0.78%
             2010                     1.002%     1.302%      11.21      11.40    1,115,527         12,715,080      7.33%      7.65%
             2009                     1.002%     1.302%      10.44      10.59    1,203,384         12,741,744     29.10%     29.49%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM SERVICE CLASS
             2013                     1.000%     2.150%      12.00      13.24    1,359,646         17,951,574      7.21%      8.44%
             2012                     1.000%     2.150%      11.19      12.21    1,400,696         17,094,709      8.52%      9.77%
             2011                     1.000%     2.150%      10.56      11.13    1,357,059         15,087,481     -1.82%     -1.03%
             2010                     1.000%     1.800%      10.75      11.24    1,307,694         14,697,531      6.54%      7.40%
             2009                     1.000%     1.800%      10.32      10.47    1,120,549         11,727,114     28.78%     29.17%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
             2013                     1.002%     1.802%      15.47      16.05      158,322          2,540,586     18.83%     19.78%
             2012                     1.002%     1.802%      13.02      13.40      130,295          1,745,605     16.03%     16.95%
             2011                     1.002%     1.802%      11.22      11.46       95,216          1,090,741    -13.94%    -13.25%
             2010                     1.002%     1.802%      13.14      13.21      107,456          1,418,980      5.66%      5.98%
             2009         5/22/09     1.002%     1.302%      12.44      12.46       59,994            747,604      5.73%     22.45%
LVIP SSGA INTERNATIONAL INDEX SERVICE CLASS
             2013                     1.000%     1.800%      10.33      15.86      121,409          1,710,296     19.49%     19.49%
             2012                     1.000%     1.002%       8.65      13.28       63,207            750,747     16.64%     16.64%
             2011                     1.000%     1.002%       7.41      11.38       55,711            533,247    -13.46%    -13.46%
             2010                     1.000%     1.002%       8.56      13.15       39,792            410,036      5.71%      5.72%
             2009         3/20/09     1.000%     1.002%       8.10      12.44       25,397            227,386     20.35%     52.74%
LVIP SSGA LARGE CAP 100 SERVICE CLASS
             2013                     1.000%     2.150%      16.26      16.53       12,097            196,866     33.75%     34.15%
             2012                     1.000%     1.300%      12.15      12.32        5,944             72,886     10.50%     10.83%
             2011                     1.000%     1.300%      11.12      11.12       17,285            191,921      1.05%      1.05%
             2010                     1.000%     1.800%      11.00      11.00       14,119            155,303     17.71%     17.71%
             2009          1/9/09     1.000%     1.000%       9.35       9.35        4,915             45,935     34.80%     34.80%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
             2013                     1.000%     2.600%      11.92      15.42   26,672,911        343,662,458     29.19%     30.69%
             2012                     1.000%     2.152%       9.23      11.80    1,312,712         13,106,644     13.19%     14.50%
             2011                     1.000%     2.152%       8.15      10.30    1,343,219         11,731,598     -0.32%      0.84%
             2010                     1.000%     2.152%       8.18      10.22    1,374,516         11,923,148     12.29%     13.59%
             2009                     1.000%     2.152%       7.45       8.99    1,332,662         10,177,249     23.86%     24.85%
LVIP SSGA S&P 500 INDEX SERVICE CLASS
             2013                     1.002%     1.002%      12.65      12.65    3,842,996         48,612,807     30.36%     30.36%
             2012                     1.002%     1.002%       9.70       9.70      423,161          4,106,089     14.21%     14.21%
             2011                     1.002%     1.002%       8.50       8.50      316,461          2,688,728      0.58%      0.58%
             2010                     1.002%     1.002%       8.45       8.45      217,056          1,833,468     13.31%     13.31%
             2009                     1.002%     1.002%       7.45       7.45      135,174          1,007,714     24.53%     24.53%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
             2013     2.30%
             2012     2.43%
             2011     2.48%
             2010     1.04%
             2009     1.28%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
             2013     2.21%
             2012     2.56%
             2011     2.46%
             2010     1.42%
             2009     1.87%
LVIP SSGA EMERGING MARKETS 100 SERVICE CLASS
             2013     2.28%
             2012     2.58%
             2011     2.57%
             2010     1.31%
             2009     2.34%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
             2013     1.87%
             2012     3.35%
             2011     1.29%
             2010     1.03%
             2009     6.89%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM SERVICE CLASS
             2013     1.80%
             2012     3.26%
             2011     1.09%
             2010     0.86%
             2009     7.12%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
             2013     1.81%
             2012     2.18%
             2011     1.06%
             2010     1.84%
             2009     2.19%
LVIP SSGA INTERNATIONAL INDEX SERVICE CLASS
             2013     1.63%
             2012     1.82%
             2011     1.20%
             2010     1.46%
             2009     2.36%
LVIP SSGA LARGE CAP 100 SERVICE CLASS
             2013     2.86%
             2012     0.82%
             2011     1.46%
             2010     1.29%
             2009     1.37%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
             2013     2.34%
             2012     0.97%
             2011     0.90%
             2010     1.16%
             2009     1.60%
LVIP SSGA S&P 500 INDEX SERVICE CLASS
             2013     1.96%
             2012     0.84%
             2011     0.74%
             2010     1.10%
             2009     1.48%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                      MINIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT         UNITS                           TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)     OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
             2013                     1.002%     2.152%     $12.85    $ 22.36     3,850,953   $     53,398,877     34.97%
             2012                     1.002%     2.152%       9.71      16.53       622,031          6,321,743     13.65%
             2011                     1.002%     1.952%       8.53       8.85       613,138          5,431,286     -6.27%
             2010                     1.002%     1.802%       9.27       9.37       739,338          6,925,628     24.56%
             2009                     1.002%     1.302%       7.44       7.50       513,407          3,849,989     24.39%
LVIP SSGA SMALL-CAP INDEX SERVICE CLASS
             2013                     1.000%     2.600%      12.27      13.64       905,431         12,322,441     34.04%
             2012                     1.000%     2.600%       9.16      10.02       287,342          2,862,921     12.64%
             2011                     1.000%     2.600%       8.13       8.75       292,747          2,551,718     -7.25%
             2010                     1.000%     2.600%       8.76       9.28       270,373          2,502,715     22.65%
             2009                     1.000%     2.600%       7.30       7.45       163,686          1,217,902     23.46%
LVIP SSGA SMALL-MID CAP 200 SERVICE CLASS
             2013                     1.000%     1.800%      18.89      19.75        36,583            718,834     31.76%
             2012                     1.000%     1.800%      14.34      14.87        39,199            580,939     11.52%
             2011                     1.000%     1.800%      12.86      13.22        44,574            588,073     -4.20%
             2010                     1.000%     1.800%      13.44      13.69        40,100            548,754     25.22%
             2009         1/13/09     1.000%     1.750%      10.73      10.85        32,454            352,192     32.43%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
             2013                     1.000%     2.150%      13.46      21.75        46,148            673,037     35.75%
             2012                     1.000%     2.150%       9.91      15.99        61,432            652,411     15.51%
             2011                     1.000%     2.150%       8.58       9.05        55,168            502,505     -3.98%
             2010                     1.000%     2.150%       8.94       9.32        45,210            420,139     13.96%
             2009                     1.000%     2.150%       8.02       8.08        43,499            350,970     40.89%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2013                     1.000%     2.152%       2.76      28.31    61,482,076        178,810,716     31.93%
             2012                     1.000%     2.152%       2.07      21.39    66,453,089        144,897,203     13.83%
             2011                     1.000%     2.152%       1.80      18.72    75,107,179        142,177,247     -5.72%
             2010                     1.000%     1.950%       1.90      19.83    83,519,521        165,991,250     26.08%
             2009                     1.000%     1.802%       1.50      15.73    90,627,212        141,672,810     43.73%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
             2013                     1.002%     1.002%      21.96      21.96       468,214         10,284,111     33.12%
             2012                     1.002%     1.002%      16.50      16.50       412,652          6,808,778     14.86%
             2011                     1.002%     1.002%      14.37      14.37       388,013          5,574,005     -5.07%
             2010                     1.002%     1.002%      15.13      15.13       328,962          4,978,146     26.78%
             2009                     1.002%     1.002%      11.94      11.94       261,926          3,126,346     44.51%
LVIP TEMPLETON GROWTH RPM SERVICE CLASS
             2013                     1.000%     2.600%      10.36      10.92        23,765            252,964     17.50%
             2012                     1.000%     1.800%       8.82       9.22        37,470            342,104     18.76%
             2011                     1.000%     1.800%       7.42       7.70        38,986            298,021     -5.06%
             2010                     1.000%     1.800%       7.83       8.05        36,052            288,617      4.46%
             2009                     1.000%     1.750%       7.50       7.65        32,479            247,647     25.59%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
             2013                     0.550%     2.600%       3.37      20.11    77,346,690        274,429,063     22.83%
             2012                     0.550%     2.152%       2.72      16.31    86,510,764        246,945,667     13.91%
             2011                     0.550%     2.152%       2.37      14.27    97,750,756        242,129,354     -7.69%
             2010                     0.550%     2.150%       2.54      15.40   110,441,528        292,870,274      8.98%
             2009                     0.550%     2.150%       2.31      14.08   123,185,079        296,244,494     36.05%
LVIP UBS LARGE CAP GROWTH RPM SERVICE CLASS
             2013                     1.002%     1.002%      16.71      16.71       140,719          2,351,483     23.93%
             2012                     1.002%     1.002%      13.48      13.48       141,498          1,907,866     14.95%
             2011                     1.002%     1.002%      11.73      11.73       126,905          1,488,624     -6.86%
             2010                     1.002%     1.002%      12.59      12.59       116,723          1,470,092      9.97%
             2009                     1.002%     1.002%      11.45      11.45       116,208          1,330,936     36.79%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
             2013                     1.002%     1.302%      13.65      13.76       445,721          6,132,409     28.52%
             2012                     1.002%     1.302%      10.62      10.67       238,160          2,541,991     13.39%
             2011         5/17/11     1.002%     1.302%       9.37       9.39        69,801            655,060     -5.98%


                   MAXIMUM    INVESTMENT
                   TOTAL      INCOME
SUBACCOUNT  YEAR   RETURN(4)  RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
             2013    36.53%      1.13%
             2012    14.74%      0.73%
             2011    -5.51%      0.31%
             2010    24.93%      0.56%
             2009    24.77%      0.76%
LVIP SSGA SMALL-CAP INDEX SERVICE CLASS
             2013    36.20%      0.72%
             2012    14.46%      0.45%
             2011    -5.75%      0.10%
             2010    24.62%      0.36%
             2009    24.46%      0.69%
LVIP SSGA SMALL-MID CAP 200 SERVICE CLASS
             2013    32.82%      2.44%
             2012    12.41%      2.23%
             2011    -3.43%      1.42%
             2010    26.16%      1.55%
             2009    59.58%      2.82%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
             2013    37.32%      0.00%
             2012    16.84%      0.00%
             2011    -2.87%      0.00%
             2010    15.28%      0.00%
             2009    41.31%      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2013    33.45%      0.00%
             2012    15.15%      0.00%
             2011    -4.82%      0.00%
             2010    27.09%      0.00%
             2009    44.89%      0.10%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
             2013    33.12%      0.00%
             2012    14.86%      0.00%
             2011    -5.07%      0.00%
             2010    26.78%      0.00%
             2009    44.51%      0.00%
LVIP TEMPLETON GROWTH RPM SERVICE CLASS
             2013    18.44%      0.98%
             2012    19.71%      1.75%
             2011    -4.30%      1.96%
             2010     5.25%      1.69%
             2009    26.53%      1.77%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
             2013    24.81%      0.00%
             2012    15.75%      0.00%
             2011    -6.20%      0.21%
             2010    10.74%      0.72%
             2009    37.77%      0.85%
LVIP UBS LARGE CAP GROWTH RPM SERVICE CLASS
             2013    23.93%      0.00%
             2012    14.95%      0.00%
             2011    -6.86%      0.00%
             2010     9.97%      0.52%
             2009    36.79%      0.93%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
             2013    28.90%      1.22%
             2012    13.73%      1.68%
             2011     0.74%      0.79%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                      MINIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT         UNITS                           TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)     OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
             2013                     1.002%     1.302%     $11.09    $ 11.18       327,020   $      3,657,166     12.97%
             2012                     1.002%     1.302%       9.87       9.87       196,233          1,936,559     17.85%
             2011         5/17/11     1.002%     1.002%       8.37       8.37        62,336            521,993    -16.44%
MFS VIT CORE EQUITY INITIAL CLASS
             2013                     1.000%     1.000%      16.98      16.98           663             11,262     33.26%
             2012                     1.000%     1.000%      12.74      12.74           693              8,832     15.07%
             2011                     1.000%     1.000%      11.07      11.07           720              7,972     -2.00%
             2010                     1.000%     1.000%      11.30      11.30           751              8,480     16.05%
             2009                     1.000%     1.000%       9.73       9.73           785              7,639     31.11%
MFS VIT TOTAL RETURN INITIAL CLASS
             2013                     1.000%     2.150%      16.42      18.04        90,097          1,605,159     16.52%
             2012                     1.000%     2.150%      14.04      15.43       112,520          1,699,843      8.89%
             2011                     1.000%     2.150%      12.84      14.12       119,022          1,633,681     -0.39%
             2010                     1.000%     2.150%      12.84      14.12       144,923          1,970,440      7.59%
             2009                     1.000%     2.150%      11.89      13.08       137,285          1,722,113     15.92%
MFS VIT UTILITIES INITIAL CLASS
             2013                     1.000%     2.600%       2.48      44.72    66,951,059        178,747,726     17.43%
             2012                     1.000%     2.600%       2.09      37.78    74,117,662        165,775,160     10.57%
             2011                     1.000%     2.600%       1.86      33.90    86,143,351        171,274,491      4.04%
             2010                     1.000%     2.600%       1.77      32.32    94,799,023        177,937,825     10.89%
             2009                     1.000%     2.600%       1.57      28.92   113,649,833        189,174,002     29.80%
MFS VIT UTILITIES SERVICE CLASS
             2013                     1.002%     1.002%      30.77      30.77     1,147,302         35,300,132     19.02%
             2012                     1.002%     1.002%      25.85      25.85     1,161,080         30,016,013     12.08%
             2011                     1.002%     1.002%      23.06      23.06     1,134,733         26,172,207      5.44%
             2010                     1.002%     1.002%      21.87      21.87     1,104,759         24,165,411     12.38%
             2009                     1.002%     1.002%      19.46      19.46     1,007,078         19,602,196     31.54%
NB AMT LARGE CAP VALUE I CLASS
             2013                     0.550%     0.550%       1.95       1.95         7,330             14,322     30.42%
             2012                     0.550%     0.550%       1.50       1.50        17,462             26,161     15.96%
             2011                     0.550%     0.550%       1.29       1.29        42,857             55,370    -11.84%
             2010                     0.550%     0.550%       1.47       1.47        44,075             64,596     15.03%
             2009                     0.550%     0.550%       1.27       1.27        18,717             23,847     55.22%
NB AMT MID CAP GROWTH I CLASS
             2013                     0.550%     0.550%       2.37       2.37        33,521             79,561     31.89%
             2012                     0.550%     2.600%       1.57      21.49    59,349,440        108,181,521      9.53%
             2011                     0.550%     2.600%       1.42      19.47    69,354,305        112,166,765     -2.11%
             2010                     0.550%     2.600%       1.43      19.73    79,759,166        127,939,637     25.79%
             2009                     0.550%     2.600%       1.12      15.56    86,976,558        107,883,375     28.22%
NB AMT MID CAP INTRINSIC VALUE I CLASS
             2013                     1.000%     2.250%      24.16      27.17         8,104            209,486     34.01%
             2012                     1.000%     2.250%      17.94      20.18         8,197            156,481     12.96%
             2011                     1.000%     2.250%      15.81      17.79        12,231            205,845     -8.58%
             2010                     1.000%     2.250%      17.20      19.37        12,853            234,625     23.38%
             2009                     1.000%     2.250%      13.87      15.63        22,599            330,005     43.30%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADVISOR CLASS
             2013                     1.000%     2.250%      11.72      12.42         7,083             87,628    -16.62%
             2012                     1.000%     2.250%      14.06      14.71         8,812            129,226      2.79%
             2011                     1.000%     2.250%      14.02      14.13         9,411            132,731     -8.74%
             2010                     1.000%     1.300%      15.44      15.44         8,473            130,450     23.01%
             2009          7/2/09     1.000%     1.000%      12.55      12.55         2,992             37,552     22.90%
PIMCO VIT TOTAL RETURN ADMINISTRATIVE CLASS
             2013                     1.002%     2.302%      10.25      10.56     1,577,018         16,645,869     -4.05%
             2012                     1.002%     2.152%      10.83      10.88     1,546,344         16,821,289      8.17%
             2011         5/16/11     1.002%     1.302%      10.01      10.03       560,503          5,620,061     -0.02%


                   MAXIMUM    INVESTMENT
                   TOTAL      INCOME
SUBACCOUNT  YEAR   RETURN(4)  RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
             2013    13.32%      2.33%
             2012    17.85%      5.08%
             2011   -16.44%      0.00%
MFS VIT CORE EQUITY INITIAL CLASS
             2013    33.26%      0.99%
             2012    15.07%      0.78%
             2011    -2.00%      0.96%
             2010    16.05%      1.09%
             2009    31.11%      1.41%
MFS VIT TOTAL RETURN INITIAL CLASS
             2013    17.86%      1.76%
             2012    10.15%      2.79%
             2011     0.76%      2.36%
             2010     8.84%      3.02%
             2009    16.85%      3.66%
MFS VIT UTILITIES INITIAL CLASS
             2013    19.32%      2.32%
             2012    12.36%      6.67%
             2011     5.72%      3.17%
             2010    12.68%      3.25%
             2009    31.89%      4.98%
MFS VIT UTILITIES SERVICE CLASS
             2013    19.02%      2.12%
             2012    12.08%      6.50%
             2011     5.44%      3.06%
             2010    12.38%      2.90%
             2009    31.54%      4.38%
NB AMT LARGE CAP VALUE I CLASS
             2013    30.42%      1.22%
             2012    15.96%      0.44%
             2011   -11.84%      0.00%
             2010    15.03%      0.74%
             2009    55.22%      2.69%
NB AMT MID CAP GROWTH I CLASS
             2013    31.89%      0.00%
             2012    11.80%      0.00%
             2011    -0.08%      0.00%
             2010    28.39%      0.00%
             2009    30.88%      0.00%
NB AMT MID CAP INTRINSIC VALUE I CLASS
             2013    35.69%      1.24%
             2012    14.38%      0.52%
             2011    -7.43%      0.66%
             2010    24.93%      0.66%
             2009    45.10%      1.74%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADVISOR CLASS
             2013   -15.56%      1.68%
             2012     4.08%      2.41%
             2011    -8.46%     13.85%
             2010    23.01%     15.50%
             2009    22.90%      5.48%
PIMCO VIT TOTAL RETURN ADMINISTRATIVE CLASS
             2013    -2.94%      2.20%
             2012     8.50%      2.54%
             2011     0.27%      1.78%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                    MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                    MINIMUM    MAXIMUM
                   COMMENCEMENT     FEE        FEE        UNIT      UNIT       UNITS                           TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)          RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING         NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2013                     1.000%     1.750%     $18.26    $ 18.93       4,854   $         90,923     39.84%     40.25%
             2012                     1.000%     1.300%      13.06      13.50       5,753             77,456     20.68%     21.05%
             2011                     1.000%     1.300%      10.82      11.15       6,463             71,925     -2.45%     -2.16%
             2010                     1.000%     1.300%      11.10      11.40       8,177             92,910      1.14%      1.45%
             2009                     1.000%     1.300%      10.97      11.24       8,874             99,442     24.38%     24.75%
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE CLASS 2
             2013                     1.000%     1.750%      15.13      16.51      14,283            227,712     28.04%     29.01%
             2012                     1.000%     1.750%      11.82      12.80      14,533            179,831     17.40%     18.28%
             2011                     1.000%     1.800%      10.07      10.82      15,528            166,828     -3.85%     -3.13%
             2010                     1.000%     1.750%      10.47      11.17      11,884            129,437     11.85%     12.70%
             2009                     1.000%     1.750%       9.36       9.91      10,584            102,244     14.83%     15.70%
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH CLASS 2
             2010                     0.000%     0.000%         --         --          --                 --      0.00%      0.00%
             2009                     1.000%     1.750%       9.18       9.72      16,370            156,912     40.89%     41.95%
WELLS FARGO ADVANTAGE VT OMEGA GROWTH CLASS 2
             2013                     1.000%     1.800%      15.66      20.64       7,333            125,243     37.39%     38.49%
             2012                     1.000%     1.800%      11.39      15.02       7,418             91,663     18.25%     19.19%
             2011                     1.000%     1.800%       9.63      10.35      11,603            118,249     -7.18%     -6.48%
             2010         7/16/10     1.000%     1.750%      10.37      11.07       9,034             97,117     25.89%     26.32%
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH CLASS 2
             2013                     1.000%     1.750%      24.22      26.43      12,057            313,117     47.63%     48.74%
             2012                     1.000%     1.750%      16.41      17.77      16,182            282,742      6.00%      6.80%
             2011                     1.000%     1.750%      15.48      16.64      19,481            320,040     -6.25%     -5.55%
             2010                     1.000%     1.750%      16.51      17.61      27,081            472,081     24.58%     25.51%
             2009                     1.000%     1.750%      13.25      14.03      31,231            435,575     50.00%     51.13%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2013     1.11%
             2012     1.32%
             2011     0.88%
             2010     1.86%
             2009     0.00%
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE CLASS 2
             2013     1.02%
             2012     1.34%
             2011     0.57%
             2010     0.83%
             2009     2.05%
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH CLASS 2
             2010     0.66%
             2009     0.45%
WELLS FARGO ADVANTAGE VT OMEGA GROWTH CLASS 2
             2013     0.14%
             2012     0.00%
             2011     0.00%
             2010     0.00%
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH CLASS 2
             2013     0.00%
             2012     0.00%
             2011     0.00%
             2010     0.00%
             2009     0.00%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

4. PURCHASES AND SALES OF INVESTMENTS



The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                       AGGREGATE       AGGREGATE
                                                                                                       COST OF         PROCEEDS
                                                                                                       PURCHASES       FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                               $       436,852  $     4,511,412
ABVPSF Growth and Income Class B                                                                          1,871,678       39,879,268
ABVPSF International Value Class B                                                                           10,961           46,374
ABVPSF Small/Mid Cap Value Class A                                                                          248,413          458,997
American Century VP Inflation Protection Class I                                                          2,053,382       34,679,215
American Century VP Inflation Protection Class II                                                         1,940,654        7,799,332
American Century VP International Class I                                                                    53,740           27,988
American Funds Global Growth Class 2                                                                      5,361,509        8,334,830
American Funds Growth Class 2                                                                             6,803,260       63,959,302
American Funds Growth-Income Class 2                                                                      7,584,429       16,875,143
American Funds International Class 2                                                                      5,148,360       24,929,665
BlackRock Global Allocation V.I. Class I                                                                  3,882,632        3,996,371
BlackRock Global Allocation V.I. Class III                                                                2,760,992        1,633,303
Delaware VIP Diversified Income Standard Class                                                            6,978,035       37,527,750
Delaware VIP Diversified Income Service Class                                                             4,570,844        6,329,389
Delaware VIP Emerging Markets Service Class                                                                 241,729          568,348
Delaware VIP High Yield Standard Class                                                                    9,626,877       10,092,839
Delaware VIP High Yield Service Class                                                                     2,980,350        1,473,291
Delaware VIP Limited-Term Diversified Income Service Class                                                  509,797          511,807
Delaware VIP REIT Standard Class                                                                          4,231,963       21,735,926
Delaware VIP REIT Service Class                                                                           1,576,774        1,607,751
Delaware VIP Small Cap Value Service Class                                                               14,977,894       23,390,686
Delaware VIP Smid Cap Growth Standard Class                                                              17,597,356       25,730,358
Delaware VIP Smid Cap Growth Service Class                                                                2,872,643        1,142,455
Delaware VIP U.S. Growth Service Class                                                                       37,245           11,288
Delaware VIP Value Standard Class                                                                        10,591,320       11,565,396
Delaware VIP Value Service Class                                                                          2,780,795        1,135,520
DWS Alternative Asset Allocation VIP Class A                                                              1,289,016        1,579,172
DWS Alternative Asset Allocation VIP Class B                                                                506,207          283,419
DWS Equity 500 Index VIP Class A                                                                          7,748,781      187,853,857
DWS Equity 500 Index VIP Class B                                                                          1,864,691       19,995,030
DWS Small Cap Index VIP Class A                                                                           3,262,025       42,575,868
DWS Small Cap Index VIP Class B                                                                             734,368        7,452,438
Fidelity VIP Contrafund Service Class                                                                     3,478,228       26,902,249
Fidelity VIP Contrafund Service Class 2                                                                   3,194,433        2,676,696
Fidelity VIP Growth Service Class                                                                         3,599,404        9,603,925
Fidelity VIP Growth Service Class 2                                                                       1,479,064          933,071
Fidelity VIP Mid Cap Service Class 2                                                                        418,944          545,865
FTVIPT Franklin Income Securities Class 2                                                                   563,899          520,992
FTVIPT Mutual Shares Securities Class 2                                                                      79,633          359,073
FTVIPT Templeton Global Bond Securities Class 2                                                             839,615          977,292
Invesco V.I. Core Equity Series I                                                                             9,918            9,939
Invesco V.I. International Growth Series I                                                                   20,975            1,394
Janus Aspen Global Research Institutional Class                                                              44,442           17,507
LVIP Baron Growth Opportunities Service Class                                                            26,236,568       12,289,102
LVIP BlackRock Equity Dividend RPM Standard Class                                                         4,331,799       38,646,238
LVIP BlackRock Equity Dividend RPM Service Class                                                            588,074        1,016,746
LVIP BlackRock Inflation Protected Bond Standard Class                                                   32,662,784        8,217,043
LVIP BlackRock Inflation Protected Bond Service Class                                                     6,619,200          914,865
LVIP Capital Growth Service Class                                                                             2,364            4,444
LVIP Clarion Global Real Estate Standard Class                                                            2,443,473        2,856,428
LVIP Clarion Global Real Estate Service Class                                                               811,498          555,071
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                                         26,936           45,718
LVIP Delaware Bond Standard Class                                                                         7,895,409       56,541,126
LVIP Delaware Bond Service Class                                                                          2,109,568        4,135,856
LVIP Delaware Diversified Floating Rate Service Class                                                     4,510,787          648,363
LVIP Delaware Foundation Aggressive Allocation Standard Class                                             2,383,163       16,455,559

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                                                                                       AGGREGATE       AGGREGATE
                                                                                                       COST OF         PROCEEDS
                                                                                                       PURCHASES       FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation Service Class                                        $     1,540,286  $       460,648
LVIP Delaware Foundation Conservative Allocation Standard Class                                          11,995,906       34,514,402
LVIP Delaware Foundation Conservative Allocation Service Class                                              997,064          884,147
LVIP Delaware Foundation Moderate Allocation Standard Class                                               2,527,140          838,726
LVIP Delaware Foundation Moderate Allocation Service Class                                                2,410,653          169,892
LVIP Delaware Growth and Income Standard Class                                                           44,208,873      116,633,735
LVIP Delaware Growth and Income Service Class                                                               851,036          795,235
LVIP Delaware Social Awareness Standard Class                                                            16,736,532       61,054,088
LVIP Delaware Social Awareness Service Class                                                              1,883,987        1,103,050
LVIP Delaware Special Opportunities Standard Class                                                       45,078,370       51,420,237
LVIP Delaware Special Opportunities Service Class                                                         4,333,592        1,471,873
LVIP Global Income Standard Class                                                                         1,929,974        2,728,244
LVIP Global Income Service Class                                                                            908,480          526,233
LVIP JPMorgan Mid Cap Value RPM Service Class                                                                 9,467          134,185
LVIP Managed Risk Profile 2010 Standard Class                                                               400,639        1,307,042
LVIP Managed Risk Profile 2010 Service Class                                                                387,829          271,834
LVIP Managed Risk Profile 2020 Standard Class                                                             3,236,058        3,094,690
LVIP Managed Risk Profile 2020 Service Class                                                              2,480,869        1,106,533
LVIP Managed Risk Profile 2030 Standard Class                                                             2,002,842        1,442,488
LVIP Managed Risk Profile 2030 Service Class                                                              2,917,277        1,106,987
LVIP Managed Risk Profile 2040 Standard Class                                                               496,827          426,581
LVIP Managed Risk Profile 2040 Service Class                                                              2,903,704          765,290
LVIP Managed Risk Profile 2050 Standard Class                                                               590,153          424,222
LVIP Managed Risk Profile 2050 Service Class                                                                978,112           95,362
LVIP Managed Risk Profile Conservative Standard Class                                                     3,337,891        7,340,717
LVIP Managed Risk Profile Conservative Service Class                                                      3,153,102        2,381,411
LVIP Managed Risk Profile Growth Standard Class                                                           1,785,418        5,698,784
LVIP Managed Risk Profile Growth Service Class                                                            3,581,269        2,859,831
LVIP Managed Risk Profile Moderate Standard Class                                                         4,206,945       10,388,466
LVIP Managed Risk Profile Moderate Service Class                                                          4,807,882        3,056,016
LVIP MFS International Growth Service Class                                                                  78,036           58,573
LVIP MFS Value Service Class                                                                                263,064          474,640
LVIP Mid-Cap Value Service Class                                                                             68,274          114,026
LVIP Mondrian International Value Standard Class                                                          5,868,560       27,663,429
LVIP Mondrian International Value Service Class                                                           1,533,495        1,164,724
LVIP Money Market Standard Class                                                                         17,795,749       23,907,148
LVIP Money Market Service Class                                                                           3,001,052        3,214,715
LVIP SSgA Bond Index Standard Class                                                                         803,456        2,458,761
LVIP SSgA Bond Index Service Class                                                                          563,182          708,429
LVIP SSgA Developed International 150 Service Class                                                           7,963           25,080
LVIP SSgA Emerging Markets 100 Standard Class                                                             3,144,058        4,998,086
LVIP SSgA Emerging Markets 100 Service Class                                                              1,730,449          513,618
LVIP SSgA Global Tactical Allocation RPM Standard Class                                                     790,536        2,753,089
LVIP SSgA Global Tactical Allocation RPM Service Class                                                    1,587,935        2,065,630
LVIP SSgA International Index Standard Class                                                              1,144,707          696,319
LVIP SSgA International Index Service Class                                                                 991,442          252,550
LVIP SSgA Large Cap 100 Service Class                                                                       115,732           17,726
LVIP SSgA S&P 500 Index Standard Class                                                                  324,631,149       29,184,555
LVIP SSgA S&P 500 Index Service Class                                                                    41,700,450        2,582,401
LVIP SSgA Small-Cap Index Standard Class                                                                 44,079,859        5,452,210
LVIP SSgA Small-Cap Index Service Class                                                                   8,218,847          954,408
LVIP SSgA Small-Mid Cap 200 Service Class                                                                   121,308          109,020
LVIP T. Rowe Price Growth Stock Service Class                                                                10,460          194,389
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                               3,049,000       17,300,566
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                                                1,693,311          594,498
LVIP Templeton Growth RPM Service Class                                                                      36,072          172,676
LVIP UBS Large Cap Growth RPM Standard Class                                                                175,834       32,089,027
LVIP UBS Large Cap Growth RPM Service Class                                                                 310,466          342,184
LVIP Vanguard Domestic Equity ETF Service Class                                                           3,263,798          700,765
LVIP Vanguard International Equity ETF Service Class                                                      2,164,057          749,175
MFS VIT Core Equity Initial Class                                                                               100              545

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                                                                                       AGGREGATE       AGGREGATE
                                                                                                       COST OF         PROCEEDS
                                                                                                       PURCHASES       FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT Total Return Initial Class                                                                  $        96,402  $       446,025
MFS VIT Utilities Initial Class                                                                          10,630,941       23,045,993
MFS VIT Utilities Service Class                                                                           3,028,659        2,433,720
NB AMT Large Cap Value I Class                                                                                  546           19,348
NB AMT Mid Cap Growth I Class                                                                               111,797      124,288,141
NB AMT Mid Cap Intrinsic Value I Class                                                                       10,382           12,359
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                                         15,732           36,946
PIMCO VIT Total Return Administrative Class                                                               6,094,241        5,427,662
Putnam VT Global Health Care Class IB                                                                        13,130           24,211
Wells Fargo Advantage VT Intrinsic Value Class 2                                                             17,382           20,521
Wells Fargo Advantage VT Omega Growth Class 2                                                                16,873           10,724
Wells Fargo Advantage VT Small Cap Growth Class 2                                                            21,879           92,986


5. INVESTMENTS

The following is a summary of investments owned at December 31, 2013:


                                                                                         NET
                                                                             SHARES      ASSET        FAIR VALUE
                                                                             OWNED       VALUE        OF SHARES       COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                        1,117,820  $  20.18  $      22,557,610  $    17,777,899
ABVPSF Growth and Income Class B                                                    18     27.49                489              451
ABVPSF International Value Class B                                              11,021     14.86            163,768          170,194
ABVPSF Small/Mid Cap Value Class A                                              41,394     22.89            947,516          668,921
American Century VP Inflation Protection Class I                                 2,113     10.48             22,146           22,630
American Century VP Inflation Protection Class II                              847,977     10.45          8,861,364        9,344,548
American Century VP International Class I                                        6,289     10.74             67,543           55,456
American Funds Global Growth Class 2                                         3,740,736     29.92        111,922,821       77,939,507
American Funds Growth Class 2                                                8,820,445     77.94        687,465,447      474,287,023
American Funds Growth-Income Class 2                                         5,223,561     50.40        263,267,475      189,009,314
American Funds International Class 2                                        13,022,445     21.15        275,424,718      222,779,904
BlackRock Global Allocation V.I. Class I                                     1,536,684     17.61         27,061,000       23,971,032
BlackRock Global Allocation V.I. Class III                                     903,592     15.58         14,077,971       12,996,723
Delaware VIP Diversified Income Standard Class                              12,474,455     10.53        131,356,009      124,370,898
Delaware VIP Diversified Income Service Class                                5,049,596     10.47         52,869,271       52,159,895
Delaware VIP Emerging Markets Service Class                                    121,743     21.40          2,605,304        2,349,108
Delaware VIP High Yield Standard Class                                       7,326,541      6.19         45,351,291       41,259,723
Delaware VIP High Yield Service Class                                        1,868,905      6.17         11,531,143       10,648,181
Delaware VIP Limited-Term Diversified Income Service Class                     248,596      9.79          2,433,756        2,462,917
Delaware VIP REIT Standard Class                                             9,252,226     12.14        112,322,021      117,237,498
Delaware VIP REIT Service Class                                              1,466,934     12.12         17,779,243       17,242,164
Delaware VIP Small Cap Value Service Class                                   6,254,430     41.58        260,059,203      164,964,898
Delaware VIP Smid Cap Growth Standard Class                                  8,678,378     32.39        281,092,660      179,914,782
Delaware VIP Smid Cap Growth Service Class                                     604,260     31.33         18,931,475       13,197,293
Delaware VIP U.S. Growth Service Class                                          13,561     12.95            175,621          117,777
Delaware VIP Value Standard Class                                            6,246,845     26.09        162,980,171      111,602,066
Delaware VIP Value Service Class                                               898,591     26.03         23,390,312       16,336,767
DWS Alternative Asset Allocation VIP Class A                                   268,263     13.75          3,688,622        3,625,506
DWS Alternative Asset Allocation VIP Class B                                   141,048     13.74          1,937,998        1,910,674
DWS Equity 500 Index VIP Class A                                                 6,858     19.01            130,361           90,875
DWS Small Cap Index VIP Class A                                                 91,263     17.69          1,614,450        1,137,542
DWS Small Cap Index VIP Class B                                                    150     17.68              2,650            2,533
Fidelity VIP Contrafund Service Class                                        7,067,989     34.24        242,007,939      182,569,715
Fidelity VIP Contrafund Service Class 2                                      1,775,924     33.77         59,972,947       43,644,094
Fidelity VIP Growth Service Class                                            1,300,460     57.00         74,126,216       56,820,414
Fidelity VIP Growth Service Class 2                                            178,963     56.57         10,123,955        6,632,924
Fidelity VIP Mid Cap Service Class 2                                            84,054     35.60          2,992,307        2,456,403
FTVIPT Franklin Income Securities Class 2                                      155,631     16.07          2,500,992        2,302,554
FTVIPT Mutual Shares Securities Class 2                                         94,975     21.63          2,054,309        1,539,481
FTVIPT Templeton Global Bond Securities Class 2                                267,896     18.60          4,982,859        4,715,899

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                                                                         NET
                                                                             SHARES      ASSET        FAIR VALUE
                                                                             OWNED       VALUE        OF SHARES       COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Series I                                                1,098  $  38.43  $          42,202  $        28,668
Invesco V.I. International Growth Series I                                       2,370     35.32             83,718           58,454
Janus Aspen Global Research Institutional Class                                  7,879     38.99            307,201          232,285
LVIP Baron Growth Opportunities Service Class                                4,519,543     45.20        204,287,862      120,712,539
LVIP BlackRock Equity Dividend RPM Standard Class                           17,694,256     17.46        308,853,230      274,118,402
LVIP BlackRock Equity Dividend RPM Service Class                               456,633     17.43          7,960,936        6,669,599
LVIP BlackRock Inflation Protected Bond Standard Class                       2,253,393     10.19         22,959,818       25,323,200
LVIP BlackRock Inflation Protected Bond Service Class                          526,906     10.16          5,355,467        5,872,039
LVIP Capital Growth Service Class                                                1,434     37.38             53,594           38,783
LVIP Clarion Global Real Estate Standard Class                               1,199,721      8.78         10,531,151        8,994,179
LVIP Clarion Global Real Estate Service Class                                  517,436      8.68          4,491,861        3,693,327
LVIP Columbia Small-Mid Cap Growth RPM Service Class                            24,112     13.40            323,078          267,518
LVIP Delaware Bond Standard Class                                           19,175,551     13.47        258,217,967      244,996,450
LVIP Delaware Bond Service Class                                             1,835,794     13.47         24,720,801       24,504,359
LVIP Delaware Diversified Floating Rate Service Class                          506,982     10.14          5,139,280        5,136,999
LVIP Delaware Foundation Aggressive Allocation Standard Class                8,100,204     15.63        126,598,095      103,333,425
LVIP Delaware Foundation Aggressive Allocation Service Class                   388,476     15.62          6,067,997        5,025,758
LVIP Delaware Foundation Conservative Allocation Standard Class             16,228,229     15.26        247,610,319      235,910,570
LVIP Delaware Foundation Conservative Allocation Service Class                 384,730     15.26          5,870,211        5,564,435
LVIP Delaware Foundation Moderate Allocation Standard Class                    353,025     15.88          5,605,329        5,096,671
LVIP Delaware Foundation Moderate Allocation Service Class                     322,985     16.20          5,231,719        4,796,308
LVIP Delaware Growth and Income Standard Class                              25,493,498     42.18      1,075,366,722      775,859,693
LVIP Delaware Growth and Income Service Class                                  151,326     42.11          6,371,883        4,693,849
LVIP Delaware Social Awareness Standard Class                               13,573,243     42.84        581,491,306      405,905,187
LVIP Delaware Social Awareness Service Class                                   403,613     42.74         17,250,402       12,751,280
LVIP Delaware Special Opportunities Standard Class                          11,667,955     41.37        482,726,628      363,013,526
LVIP Delaware Special Opportunities Service Class                              766,745     41.28         31,652,000       27,657,684
LVIP Global Income Standard Class                                              660,789     11.42          7,546,213        7,665,299
LVIP Global Income Service Class                                               360,223     11.41          4,108,339        4,168,855
LVIP JPMorgan Mid Cap Value RPM Service Class                                    8,363     14.47            120,978           87,333
LVIP Managed Risk Profile 2010 Standard Class                                  281,775     12.11          3,410,886        2,850,582
LVIP Managed Risk Profile 2010 Service Class                                   149,200     12.10          1,805,475        1,535,784
LVIP Managed Risk Profile 2020 Standard Class                                1,073,312     11.83         12,696,206       10,792,178
LVIP Managed Risk Profile 2020 Service Class                                   956,305     11.83         11,310,216        9,567,900
LVIP Managed Risk Profile 2030 Standard Class                                  630,083     11.93          7,519,410        6,390,202
LVIP Managed Risk Profile 2030 Service Class                                 1,094,749     11.93         13,063,643       10,912,277
LVIP Managed Risk Profile 2040 Standard Class                                  218,978     11.52          2,523,281        2,076,995
LVIP Managed Risk Profile 2040 Service Class                                 1,136,586     11.50         13,074,154       10,669,739
LVIP Managed Risk Profile 2050 Standard Class                                   27,091     11.05            299,460          284,541
LVIP Managed Risk Profile 2050 Service Class                                   130,237     11.03          1,436,778        1,292,098
LVIP Managed Risk Profile Conservative Standard Class                        1,542,161     13.62         21,008,861       18,216,669
LVIP Managed Risk Profile Conservative Service Class                         1,456,655     13.62         19,839,639       17,261,133
LVIP Managed Risk Profile Growth Standard Class                              2,021,673     13.29         26,868,029       23,276,918
LVIP Managed Risk Profile Growth Service Class                               3,518,641     13.29         46,769,772       39,446,251
LVIP Managed Risk Profile Moderate Standard Class                            2,923,949     13.82         40,394,353       34,421,439
LVIP Managed Risk Profile Moderate Service Class                             3,921,402     13.81         54,170,244       45,186,919
LVIP MFS International Growth Service Class                                     37,994     14.60            554,604          444,798
LVIP MFS Value Service Class                                                    68,429     34.53          2,362,565        1,506,599
LVIP Mid-Cap Value Service Class                                                16,627     21.17            352,019          211,479
LVIP Mondrian International Value Standard Class                            13,732,767     18.13        248,988,793      193,433,900
LVIP Mondrian International Value Service Class                              1,010,608     18.12         18,314,245       17,565,590
LVIP Money Market Standard Class                                             5,506,740     10.00         55,067,406       55,067,419
LVIP Money Market Service Class                                                703,669     10.00          7,036,688        7,036,686
LVIP SSgA Bond Index Standard Class                                            392,077     11.01          4,317,557        4,435,926
LVIP SSgA Bond Index Service Class                                             145,646     11.02          1,604,293        1,646,923
LVIP SSgA Developed International 150 Service Class                              8,463      9.49             80,351           66,268
LVIP SSgA Emerging Markets 100 Standard Class                                2,212,007      9.92         21,936,471       24,563,562
LVIP SSgA Emerging Markets 100 Service Class                                   651,989      9.92          6,465,779        7,216,512
LVIP SSgA Global Tactical Allocation RPM Standard Class                        778,293     11.78          9,171,399        8,633,548
LVIP SSgA Global Tactical Allocation RPM Service Class                       1,523,031     11.78         17,947,399       15,999,473
LVIP SSgA International Index Standard Class                                   270,653      9.46          2,559,838        2,185,251

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                                                                         NET
                                                                             SHARES      ASSET        FAIR VALUE
                                                                             OWNED       VALUE        OF SHARES       COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA International Index Service Class                                    180,618  $   9.46  $       1,708,643  $     1,471,856
LVIP SSgA Large Cap 100 Service Class                                           13,611     14.46            196,873          164,080
LVIP SSgA S&P 500 Index Standard Class                                      25,918,649     13.26        343,655,364      307,468,342
LVIP SSgA S&P 500 Index Service Class                                        3,663,123     13.26         48,584,001       42,796,105
LVIP SSgA Small-Cap Index Standard Class                                     1,998,027     26.72         53,391,274       44,542,297
LVIP SSgA Small-Cap Index Service Class                                        460,784     26.72         12,313,082        9,771,570
LVIP SSgA Small-Mid Cap 200 Service Class                                       46,723     15.39            718,980          554,956
LVIP T. Rowe Price Growth Stock Service Class                                   23,740     28.35            673,057          380,491
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                  8,534,173     20.94        178,731,183      118,113,006
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                     503,659     20.39         10,271,612        6,658,078
LVIP Templeton Growth RPM Service Class                                          7,435     34.03            252,974          203,139
LVIP UBS Large Cap Growth RPM Standard Class                                 9,286,295     29.56        274,456,454      191,431,041
LVIP UBS Large Cap Growth RPM Service Class                                     80,528     29.19          2,350,618        1,642,503
LVIP Vanguard Domestic Equity ETF Service Class                                456,545     13.42          6,126,376        5,073,006
LVIP Vanguard International Equity ETF Service Class                           356,118     10.27          3,656,619        3,303,484
MFS VIT Core Equity Initial Class                                                  478     23.56             11,262            6,731
MFS VIT Total Return Initial Class                                              68,486     23.44          1,605,313        1,303,459
MFS VIT Utilities Initial Class                                              5,607,716     31.88        178,773,967      142,504,229
MFS VIT Utilities Service Class                                              1,121,536     31.47         35,294,750       28,431,884
NB AMT Large Cap Value I Class                                                     952     15.04             14,322           11,774
NB AMT Mid Cap Growth I Class                                                    1,937     41.07             79,562           45,017
NB AMT Mid Cap Intrinsic Value I Class                                          12,790     16.38            209,493          171,858
PIMCO VIT CommodityRealReturn Strategy Advisor Class                            14,484      6.05             87,631          120,890
PIMCO VIT Total Return Administrative Class                                  1,515,178     10.98         16,636,652       17,302,083
Putnam VT Global Health Care Class IB                                            5,202     17.48             90,926           61,698
Wells Fargo Advantage VT Intrinsic Value Class 2                                12,068     18.87            227,720          179,490
Wells Fargo Advantage VT Omega Growth Class 2                                    3,891     32.19            125,247           86,924
Wells Fargo Advantage VT Small Cap Growth Class 2                               27,908     11.22            313,127          206,158


6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                           UNITS       UNITS          NET INCREASE
                                                                                           ISSUED      REDEEMED       (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                        731,631     (7,260,570)     (6,528,939)
ABVPSF Growth and Income Class B                                                             106,596     (2,579,991)     (2,473,395)
ABVPSF International Value Class B                                                               259         (6,090)         (5,831)
ABVPSF Small/Mid Cap Value Class A                                                             7,657        (16,916)         (9,259)
American Century VP Inflation Protection Class I                                              67,248     (2,697,367)     (2,630,119)
American Century VP Inflation Protection Class II                                             98,046       (601,026)       (502,980)
American Century VP International Class I                                                     35,563        (41,962)         (6,399)
American Funds Global Growth Class 2                                                         232,733       (381,446)       (148,713)
American Funds Growth Class 2                                                              1,397,327    (38,173,928)    (36,776,601)
American Funds Growth-Income Class 2                                                         340,548       (971,051)       (630,503)
American Funds International Class 2                                                       1,380,112    (14,623,667)    (13,243,555)
BlackRock Global Allocation V.I. Class I                                                     194,795       (270,410)        (75,615)
BlackRock Global Allocation V.I. Class III                                                   153,780       (113,996)         39,784
Delaware VIP Diversified Income Standard Class                                                69,443     (2,108,595)     (2,039,152)
Delaware VIP Diversified Income Service Class                                                174,326       (368,404)       (194,078)
Delaware VIP Emerging Markets Service Class                                                    8,240        (20,621)        (12,381)
Delaware VIP High Yield Standard Class                                                       358,746       (538,361)       (179,615)
Delaware VIP High Yield Service Class                                                        132,011        (81,295)         50,716
Delaware VIP Limited-Term Diversified Income Service Class                                    42,276        (39,708)          2,568
Delaware VIP REIT Standard Class                                                             688,688     (5,777,704)     (5,089,016)
Delaware VIP REIT Service Class                                                               69,203        (75,808)         (6,605)
Delaware VIP Small Cap Value Service Class                                                 1,191,718     (7,351,687)     (6,159,969)
Delaware VIP Smid Cap Growth Standard Class                                                1,216,671     (5,850,007)     (4,633,336)
Delaware VIP Smid Cap Growth Service Class                                                   105,653        (51,622)         54,031
Delaware VIP U.S. Growth Service Class                                                         2,263           (639)          1,624

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                                                                        UNITS         UNITS           NET INCREASE
                                                                                        ISSUED        REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Value Standard Class                                                       2,813,817       (3,508,761)        (694,944)
Delaware VIP Value Service Class                                                          147,165          (62,238)          84,927
DWS Alternative Asset Allocation VIP Class A                                               91,504         (116,635)         (25,131)
DWS Alternative Asset Allocation VIP Class B                                               36,713          (21,292)          15,421
DWS Equity 500 Index VIP Class A                                                          796,957     (138,365,325)    (137,568,368)
DWS Equity 500 Index VIP Class B                                                           80,376       (1,248,643)      (1,168,267)
DWS Small Cap Index VIP Class A                                                           486,150      (18,622,818)     (18,136,668)
DWS Small Cap Index VIP Class B                                                            23,097         (426,090)        (402,993)
Fidelity VIP Contrafund Service Class                                                     859,099      (11,782,023)     (10,922,924)
Fidelity VIP Contrafund Service Class 2                                                   167,050         (136,936)          30,114
Fidelity VIP Growth Service Class                                                       2,932,264       (7,867,880)      (4,935,616)
Fidelity VIP Growth Service Class 2                                                       101,082          (58,123)          42,959
Fidelity VIP Mid Cap Service Class 2                                                        3,229          (28,910)         (25,681)
FTVIPT Franklin Income Securities Class 2                                                  30,798          (34,278)          (3,480)
FTVIPT Mutual Shares Securities Class 2                                                     3,231          (27,032)         (23,801)
FTVIPT Templeton Global Bond Securities Class 2                                            31,290          (49,668)         (18,378)
Invesco V.I. Core Equity Series I                                                             766             (766)              --
Invesco V.I. International Growth Series I                                                    917              (26)             891
Janus Aspen Global Research Institutional Class                                            30,901           (6,785)          24,116
LVIP Baron Growth Opportunities Service Class                                           3,383,365       (3,465,964)         (82,599)
LVIP BlackRock Equity Dividend RPM Standard Class                                          22,451       (9,071,267)      (9,048,816)
LVIP BlackRock Equity Dividend RPM Service Class                                           38,926          (71,806)         (32,880)
LVIP BlackRock Inflation Protected Bond Standard Class                                  3,191,793         (859,421)       2,332,372
LVIP BlackRock Inflation Protected Bond Service Class                                     651,307          (94,707)         556,600
LVIP Capital Growth Service Class                                                             191             (335)            (144)
LVIP Clarion Global Real Estate Standard Class                                            284,162         (310,397)         (26,235)
LVIP Clarion Global Real Estate Service Class                                              97,701          (64,425)          33,276
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                        2,156           (3,961)          (1,805)
LVIP Delaware Bond Standard Class                                                          42,153       (5,109,088)      (5,066,935)
LVIP Delaware Bond Service Class                                                          103,729         (264,598)        (160,869)
LVIP Delaware Diversified Floating Rate Service Class                                     453,194          (65,357)         387,837
LVIP Delaware Foundation Aggressive Allocation Standard Class                             122,248       (2,979,148)      (2,856,900)
LVIP Delaware Foundation Aggressive Allocation Service Class                               93,735          (27,964)          65,771
LVIP Delaware Foundation Conservative Allocation Standard Class                           400,809       (3,984,683)      (3,583,874)
LVIP Delaware Foundation Conservative Allocation Service Class                             60,579          (60,457)             122
LVIP Delaware Foundation Moderate Allocation Standard Class                               155,579          (54,544)         101,035
LVIP Delaware Foundation Moderate Allocation Service Class                                151,769          (11,241)         140,528
LVIP Delaware Growth and Income Standard Class                                             96,208       (6,457,130)      (6,360,922)
LVIP Delaware Growth and Income Service Class                                              41,274          (51,049)          (9,775)
LVIP Delaware Social Awareness Standard Class                                              80,388       (5,656,497)      (5,576,109)
LVIP Delaware Social Awareness Service Class                                               90,642          (62,556)          28,086
LVIP Delaware Special Opportunities Standard Class                                        135,714       (1,936,217)      (1,800,503)
LVIP Delaware Special Opportunities Service Class                                          90,596          (69,633)          20,963
LVIP Global Income Standard Class                                                         161,807         (223,298)         (61,491)
LVIP Global Income Service Class                                                           77,932          (43,117)          34,815
LVIP JPMorgan Mid Cap Value RPM Service Class                                                 893          (12,157)         (11,264)
LVIP Managed Risk Profile 2010 Standard Class                                              31,559          (94,001)         (62,442)
LVIP Managed Risk Profile 2010 Service Class                                               32,513          (22,702)           9,811
LVIP Managed Risk Profile 2020 Standard Class                                             280,715         (245,943)          34,772
LVIP Managed Risk Profile 2020 Service Class                                              214,094          (95,126)         118,968
LVIP Managed Risk Profile 2030 Standard Class                                             172,512         (124,427)          48,085
LVIP Managed Risk Profile 2030 Service Class                                              257,848          (97,201)         160,647
LVIP Managed Risk Profile 2040 Standard Class                                              45,386          (38,790)           6,596
LVIP Managed Risk Profile 2040 Service Class                                              274,532          (69,616)         204,916
LVIP Managed Risk Profile 2050 Standard Class                                              55,340          (40,029)          15,311
LVIP Managed Risk Profile 2050 Service Class                                               94,161           (9,072)          85,089
LVIP Managed Risk Profile Conservative Standard Class                                     188,357         (471,312)        (282,955)
LVIP Managed Risk Profile Conservative Service Class                                      176,805         (163,817)          12,988
LVIP Managed Risk Profile Growth Standard Class                                           107,763         (387,321)        (279,558)
LVIP Managed Risk Profile Growth Service Class                                            237,997         (199,462)          38,535
LVIP Managed Risk Profile Moderate Standard Class                                         255,012         (684,760)        (429,748)
LVIP Managed Risk Profile Moderate Service Class                                          309,818         (206,540)         103,278

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                                                                           UNITS       UNITS          NET INCREASE
                                                                                           ISSUED      REDEEMED       (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MFS International Growth Service Class                                                    8,175         (5,803)          2,372
LVIP MFS Value Service Class                                                                  22,234        (42,414)        (20,180)
LVIP Mid-Cap Value Service Class                                                               6,868        (10,632)         (3,764)
LVIP Mondrian International Value Standard Class                                             163,457     (6,600,488)     (6,437,031)
LVIP Mondrian International Value Service Class                                               77,184        (67,738)          9,446
LVIP Money Market Standard Class                                                           5,678,743     (7,689,130)     (2,010,387)
LVIP Money Market Service Class                                                              301,995       (303,283)         (1,288)
LVIP SSgA Bond Index Standard Class                                                           63,286       (207,661)       (144,375)
LVIP SSgA Bond Index Service Class                                                            46,774        (57,798)        (11,024)
LVIP SSgA Developed International 150 Service Class                                              661         (2,515)         (1,854)
LVIP SSgA Emerging Markets 100 Standard Class                                                165,904       (307,834)       (141,930)
LVIP SSgA Emerging Markets 100 Service Class                                                 106,018        (33,711)         72,307
LVIP SSgA Global Tactical Allocation RPM Standard Class                                       51,385       (205,811)       (154,426)
LVIP SSgA Global Tactical Allocation RPM Service Class                                       112,574       (153,624)        (41,050)
LVIP SSgA International Index Standard Class                                                  76,856        (48,829)         28,027
LVIP SSgA International Index Service Class                                                   78,575        (20,373)         58,202
LVIP SSgA Large Cap 100 Service Class                                                          7,238         (1,085)          6,153
LVIP SSgA S&P 500 Index Standard Class                                                    27,740,089     (2,379,890)     25,360,199
LVIP SSgA S&P 500 Index Service Class                                                      3,636,838       (217,003)      3,419,835
LVIP SSgA Small-Cap Index Standard Class                                                   3,661,831       (432,909)      3,228,922
LVIP SSgA Small-Cap Index Service Class                                                      694,584        (76,495)        618,089
LVIP SSgA Small-Mid Cap 200 Service Class                                                      3,245         (5,861)         (2,616)
LVIP T. Rowe Price Growth Stock Service Class                                                    882        (16,166)        (15,284)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                  845,394     (5,816,407)     (4,971,013)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                                    86,135        (30,573)         55,562
LVIP Templeton Growth RPM Service Class                                                        3,624        (17,329)        (13,705)
LVIP UBS Large Cap Growth RPM Standard Class                                                  74,360     (9,238,434)     (9,164,074)
LVIP UBS Large Cap Growth RPM Service Class                                                   22,087        (22,866)           (779)
LVIP Vanguard Domestic Equity ETF Service Class                                              264,307        (56,746)        207,561
LVIP Vanguard International Equity ETF Service Class                                         203,821        (73,034)        130,787
MFS VIT Core Equity Initial Class                                                                 --            (30)            (30)
MFS VIT Total Return Initial Class                                                             4,366        (26,789)        (22,423)
MFS VIT Utilities Initial Class                                                            1,592,672     (8,759,275)     (7,166,603)
MFS VIT Utilities Service Class                                                               65,818        (79,596)        (13,778)
NB AMT Large Cap Value I Class                                                                   113        (10,245)        (10,132)
NB AMT Mid Cap Growth I Class                                                                 65,947    (59,381,866)    (59,315,919)
NB AMT Mid Cap Intrinsic Value I Class                                                           351           (444)            (93)
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                           1,066         (2,795)         (1,729)
PIMCO VIT Total Return Administrative Class                                                  531,484       (500,810)         30,674
Putnam VT Global Health Care Class IB                                                            648         (1,547)           (899)
Wells Fargo Advantage VT Intrinsic Value Class 2                                               1,045         (1,295)           (250)
Wells Fargo Advantage VT Omega Growth Class 2                                                    585           (670)            (85)
Wells Fargo Advantage VT Small Cap Growth Class 2                                                318         (4,443)         (4,125)

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                            UNITS      UNITS           NET INCREASE
                                                                                            ISSUED     REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                      3,802,058     (9,115,212)     (5,313,154)
ABVPSF Growth and Income Class B                                                             256,541       (430,501)       (173,960)
ABVPSF International Value Class B                                                             6,951        (11,611)         (4,660)
ABVPSF Small/Mid Cap Value Class A                                                             3,131         (8,073)         (4,942)
American Century VP Inflation Protection Class I                                             530,462       (589,767)        (59,305)
American Century VP Inflation Protection Class II                                            270,407        (85,440)        184,967
American Century VP International Class I                                                      1,014        (14,457)        (13,443)
American Funds Global Growth Class 2                                                         154,344       (547,494)       (393,150)
American Funds Growth Class 2                                                                417,352    (52,969,135)    (52,551,783)
American Funds Growth-Income Class 2                                                         336,960     (1,404,306)     (1,067,346)
American Funds International Class 2                                                         352,258    (21,046,430)    (20,694,172)
BlackRock Global Allocation V.I. Class I                                                     201,654       (225,476)        (23,822)
BlackRock Global Allocation V.I. Class III                                                   226,512        (56,594)        169,918
Delaware VIP Diversified Income Standard Class                                               175,009     (1,082,061)       (907,052)

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                                                                            UNITS      UNITS           NET INCREASE
                                                                                            ISSUED     REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Diversified Income Service Class                                                245,722       (172,309)         73,413
Delaware VIP Emerging Markets Service Class                                                   10,612        (19,121)         (8,509)
Delaware VIP High Yield Standard Class                                                       526,629       (378,348)        148,281
Delaware VIP High Yield Service Class                                                        168,662        (69,743)         98,919
Delaware VIP Limited-Term Diversified Income Service Class                                    43,403        (62,324)        (18,921)
Delaware VIP REIT Standard Class                                                           2,132,850     (4,744,888)     (2,612,038)
Delaware VIP REIT Service Class                                                              100,376       (105,686)         (5,310)
Delaware VIP Small Cap Value Service Class                                                   509,314    (10,650,221)    (10,140,907)
Delaware VIP Smid Cap Growth Standard Class                                                  997,519    (10,545,995)     (9,548,476)
Delaware VIP Smid Cap Growth Service Class                                                   131,773        (89,959)         41,814
Delaware VIP U.S. Growth Service Class                                                         2,388         (3,283)           (895)
Delaware VIP Value Standard Class                                                            860,320     (4,890,024)     (4,029,704)
Delaware VIP Value Service Class                                                             153,092        (45,122)        107,970
DWS Alternative Asset Allocation VIP Class A                                                  99,333        (48,288)         51,045
DWS Alternative Asset Allocation VIP Class B                                                  59,364         (6,307)         53,057
DWS Equity 500 Index VIP Class A                                                           1,819,770    (16,581,615)    (14,761,845)
DWS Equity 500 Index VIP Class B                                                             181,527        (75,100)        106,427
DWS Small Cap Index VIP Class A                                                              578,197     (3,392,339)     (2,814,142)
DWS Small Cap Index VIP Class B                                                               50,521        (46,945)          3,576
Fidelity VIP Contrafund Service Class                                                      1,139,361    (13,253,194)    (12,113,833)
Fidelity VIP Contrafund Service Class 2                                                      255,041       (108,871)        146,170
Fidelity VIP Growth Service Class                                                          4,623,799     (9,834,743)     (5,210,944)
Fidelity VIP Growth Service Class 2                                                          106,541        (57,136)         49,405
Fidelity VIP Mid Cap Service Class 2                                                          11,384        (45,859)        (34,475)
FTVIPT Franklin Income Securities Class 2                                                     32,744        (19,721)         13,023
FTVIPT Mutual Shares Securities Class 2                                                       11,690        (38,241)        (26,551)
FTVIPT Templeton Global Bond Securities Class 2                                               15,101        (41,076)        (25,975)
Invesco V.I. Core Equity Series I                                                                 --         (2,198)         (2,198)
Invesco V.I. International Growth Series I                                                         2           (434)           (432)
Janus Aspen Global Research Institutional Class                                               52,371        (31,977)         20,394
LVIP Baron Growth Opportunities Service Class                                                468,209     (6,695,031)     (6,226,822)
LVIP BlackRock Equity Dividend RPM Standard Class                                             45,374    (11,641,441)    (11,596,067)
LVIP BlackRock Equity Dividend RPM Service Class                                              62,076        (46,614)         15,462
LVIP BlackRock Inflation Protected Bond Standard Class                                       160,404        (23,203)        137,201
LVIP BlackRock Inflation Protected Bond Service Class                                         21,677           (357)         21,320
LVIP Capital Growth Service Class                                                             10,680         (7,977)          2,703
LVIP Clarion Global Real Estate Standard Class                                               381,208       (235,409)        145,799
LVIP Clarion Global Real Estate Service Class                                                 91,195        (48,608)         42,587
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                           4,446         (7,051)         (2,605)
LVIP Delaware Bond Standard Class                                                            237,110     (3,363,440)     (3,126,330)
LVIP Delaware Bond Service Class                                                             206,911       (146,169)         60,742
LVIP Delaware Diversified Floating Rate Service Class                                         93,056        (26,095)         66,961
LVIP Delaware Foundation Aggressive Allocation Standard Class                                 67,237     (3,769,287)     (3,702,050)
LVIP Delaware Foundation Aggressive Allocation Service Class                                  63,445        (25,692)         37,753
LVIP Delaware Foundation Conservative Allocation Standard Class                              267,524     (3,994,555)     (3,727,031)
LVIP Delaware Foundation Conservative Allocation Service Class                                59,849        (28,885)         30,964
LVIP Delaware Foundation Moderate Allocation Standard Class                                   77,197        (29,891)         47,306
LVIP Delaware Foundation Moderate Allocation Service Class                                   115,465         (7,769)        107,696
LVIP Delaware Growth and Income Standard Class                                                54,540     (8,190,546)     (8,136,006)
LVIP Delaware Growth and Income Service Class                                                 49,467        (28,180)         21,287
LVIP Delaware Social Awareness Standard Class                                                 41,193     (7,880,566)     (7,839,373)
LVIP Delaware Social Awareness Service Class                                                  99,261        (55,831)         43,430
LVIP Delaware Special Opportunities Standard Class                                            15,265     (2,842,311)     (2,827,046)
LVIP Delaware Special Opportunities Service Class                                             85,379        (88,639)         (3,260)
LVIP Global Income Standard Class                                                            137,466       (132,008)          5,458
LVIP Global Income Service Class                                                              90,330        (43,749)         46,581
LVIP JPMorgan Mid Cap Value RPM Service Class                                                  3,714         (5,006)         (1,292)
LVIP Managed Risk Profile 2010 Standard Class                                                 86,838       (138,248)        (51,410)
LVIP Managed Risk Profile 2010 Service Class                                                  35,819        (28,467)          7,352
LVIP Managed Risk Profile 2020 Standard Class                                                264,565       (302,397)        (37,832)
LVIP Managed Risk Profile 2020 Service Class                                                 228,526        (65,481)        163,045
LVIP Managed Risk Profile 2030 Standard Class                                                139,733       (102,324)         37,409

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C


                                                                                            UNITS      UNITS           NET INCREASE
                                                                                            ISSUED     REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Managed Risk Profile 2030 Service Class                                                 276,549        (41,821)        234,728
LVIP Managed Risk Profile 2040 Standard Class                                                 42,409        (37,613)          4,796
LVIP Managed Risk Profile 2040 Service Class                                                 275,495        (57,489)        218,006
LVIP Managed Risk Profile 2050 Standard Class                                                  9,256           (964)          8,292
LVIP Managed Risk Profile 2050 Service Class                                                  43,618         (4,296)         39,322
LVIP Managed Risk Profile Conservative Standard Class                                        167,466       (379,165)       (211,699)
LVIP Managed Risk Profile Conservative Service Class                                         186,096       (164,160)         21,936
LVIP Managed Risk Profile Growth Standard Class                                              153,622       (460,517)       (306,895)
LVIP Managed Risk Profile Growth Service Class                                               326,413       (145,640)        180,773
LVIP Managed Risk Profile Moderate Standard Class                                            397,177       (642,544)       (245,367)
LVIP Managed Risk Profile Moderate Service Class                                             388,930       (182,866)        206,064
LVIP MFS International Growth Service Class                                                    2,121        (13,604)        (11,483)
LVIP MFS Value Service Class                                                                  10,743        (41,956)        (31,213)
LVIP Mid-Cap Value Service Class                                                                 700         (4,147)         (3,447)
LVIP Mondrian International Value Standard Class                                              84,638     (9,011,730)     (8,927,092)
LVIP Mondrian International Value Service Class                                               91,571        (67,900)         23,671
LVIP Money Market Standard Class                                                           4,410,616     (8,410,819)     (4,000,203)
LVIP Money Market Service Class                                                              271,440       (284,343)        (12,903)
LVIP SSgA Bond Index Standard Class                                                          122,017       (283,557)       (161,540)
LVIP SSgA Bond Index Service Class                                                            55,714        (31,539)         24,175
LVIP SSgA Developed International 150 Service Class                                              969         (1,175)           (206)
LVIP SSgA Emerging Markets 100 Standard Class                                                330,277       (364,242)        (33,965)
LVIP SSgA Emerging Markets 100 Service Class                                                 113,981        (38,886)         75,095
LVIP SSgA Global Tactical Allocation RPM Standard Class                                       53,317       (179,494)       (126,177)
LVIP SSgA Global Tactical Allocation RPM Service Class                                       137,821        (94,184)         43,637
LVIP SSgA International Index Standard Class                                                  58,920        (23,841)         35,079
LVIP SSgA International Index Service Class                                                   21,367        (13,871)          7,496
LVIP SSgA Large Cap 100 Service Class                                                          1,274        (12,615)        (11,341)
LVIP SSgA S&P 500 Index Standard Class                                                       324,444       (354,951)        (30,507)
LVIP SSgA S&P 500 Index Service Class                                                        149,919        (43,219)        106,700
LVIP SSgA Small-Cap Index Standard Class                                                     158,814       (149,921)          8,893
LVIP SSgA Small-Cap Index Service Class                                                       39,686        (45,091)         (5,405)
LVIP SSgA Small-Mid Cap 200 Service Class                                                      2,178         (7,553)         (5,375)
LVIP T. Rowe Price Growth Stock Service Class                                                 15,360         (9,096)          6,264
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                  843,608     (9,497,698)     (8,654,090)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                                    75,661        (51,022)         24,639
LVIP Templeton Growth RPM Service Class                                                        2,125         (3,641)         (1,516)
LVIP UBS Large Cap Growth RPM Standard Class                                                 135,792    (11,375,784)    (11,239,992)
LVIP UBS Large Cap Growth RPM Service Class                                                   29,277        (14,684)         14,593
LVIP Vanguard Domestic Equity ETF Service Class                                              222,674        (54,315)        168,359
LVIP Vanguard International Equity ETF Service Class                                         190,253        (56,356)        133,897
MFS VIT Core Equity Initial Class                                                                 --            (27)            (27)
MFS VIT Total Return Initial Class                                                             9,571        (16,073)         (6,502)
MFS VIT Utilities Initial Class                                                              501,787    (12,527,476)    (12,025,689)
MFS VIT Utilities Service Class                                                               95,024        (68,677)         26,347
NB AMT Large Cap Value I Class                                                                    87        (25,482)        (25,395)
NB AMT Mid Cap Growth I Class                                                                515,435    (10,520,300)    (10,004,865)
NB AMT Mid Cap Intrinsic Value I Class                                                            15         (4,049)         (4,034)
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                             894         (1,493)           (599)
PIMCO VIT Total Return Administrative Class                                                1,194,177       (208,336)        985,841
Putnam VT Global Health Care Class IB                                                            190           (900)           (710)
Wells Fargo Advantage VT Intrinsic Value Class 2                                               2,162         (3,157)           (995)
Wells Fargo Advantage VT Omega Growth Class 2                                                  1,257         (5,442)         (4,185)
Wells Fargo Advantage VT Small Cap Growth Class 2                                              1,607         (4,906)         (3,299)


7. SUBSEQUENT EVENT

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 1, 2014

                  Lincoln National Variable Annuity Account C

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2013

     Statement of Operations - Year ended December 31, 2013

     Statements of Changes in Net Assets - Years ended December 31, 2013 and
     2012

     Notes to Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2013 and 2012

     Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2013, 2012 and 2011

     Consolidated Statements of Stockholders' Equity - Years ended December 31, 2013, 2012 and 2011

     Consolidated Statements of Cash Flows - Years ended December 31, 2013, 2012 and 2011

     Notes to Consolidated Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1999.

(2) Not Applicable.

(3)(a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

   (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

   (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

   (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

     (b) Multi-Fund - Single premium contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August
   22, 1998.

   (c) Multi-Fund 1 - Periodic contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

   (d) Multi-Fund 2 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

   (e) Multi-Fund 3 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

   (f) Multi-Fund 4 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

   (g) Contract Rider - Multi-Fund 2 and Multi-Fund 3 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 033-25990) filed on February 28, 1997.

   (h) Contract Rider - Multi-Fund 4 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 033-25990) filed on February 28, 1997.

   (i) Variable Annuity Amendment Multi-Fund 1 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 033-25990) filed on April 11, 2001.

   (j) i4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 033-25990) filed on October 11, 2002.

   (k) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 033-25990) filed on October 11, 2002.

   (l) Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (m) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (n) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (o) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (p) Roth IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (q) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 33-25990) filed on April 8, 2003.


   (r) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8,
   2003.

   (s) Lincoln SmartSecurity Advantage 1 Year Reset Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective No. 15 (File No. 333-18419) filed on May 28, 2004.

   (t) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-18419) filed on April 22, 2003.

   (u) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (v) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (w) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (x) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (y) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (z) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (aa) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (bb) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 033-25990) filed on December
21, 2006.

   (cc) Variable Annuity Payment Option Rider (I4LA-EMI 3/07) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 033-25990) filed on April 17, 2007.

   (dd) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (ee) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (ff) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (gg) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment no. 26 (File No. 333-63505) filed on April 3, 2009.

   (hh) Variable Annuity Amendment (AR 516 1/09) incorporated herein by reference to Post-Effective Amendment No. 36 (File No. 033-25990) filed on April 3, 2009.

   (ii) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (kk) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (ll) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (ll) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (mm) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(5)(a) Deferred Annuity Application incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

   (b) 403(b) Annuity Application incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

   (c) Application (Form 28316 2/99) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 033-25990) filed on April 17, 2007.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) Amended and Restated Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.

(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.
(iii) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.
(iv) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(v) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

(vi) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.

     (vii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(viii) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.
(ix) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
2008.

     (ii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.

     (iv) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
2008.

(9) Opinion and Consent of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Charles A. Brawley, III**     Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper**             Executive Vice President, Chief Investment Officer and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**             President and Director
Mark E. Konen**               Executive Vice President and Director
Douglas N. Miller**           Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*                Vice President and Director

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding
   Company System.

Item 27. Number of Contractowners

As of February 28, 2014 there were 301,164 contract owners under Account C.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:

Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*         Senior Vice President and Treasurer
Wilford H. Fuller*         President, Chief Executive Officer and Director
Elizabeth M. O'Brien*      Director
Thomas P. O'Neill*         Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*            Secretary
Ronald W. Turpin****       Vice President and Interim Chief Financial Officer

*Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor, PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 Greene Street, Greensboro, NC 27401

****Principal Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 49 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 22nd day of April, 2014.

      Lincoln National Variable Annuity Account C (Registrant)
      Multi-Fund (Reg. TM)
      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Eric S. Levy
            ------------------------------------
            Eric S. Levy
            (Signature-Officer of Depositor)
            Senior Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 22, 2014.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By: /s/ John D. Weber           Pursuant to a Power of Attorney
 ---------------------------
  John D. Weber